As filed with the Securities and Exchange Commission on May 1, 2001
                         Registration No. 333-83625

                      Post-Effective Amendment No. 2 to


                     SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, DC 20549

                                  FORM S-6
                  FOR REGISTRATION UNDER THE SECURITIES ACT
                  OF 1933 OF SECURITIES OF UNIT INVESTMENT
                      TRUSTS REGISTERED ON FORM N-8B-2

                  GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                         (Exact Name of Registrant)

                   GENERAL AMERICAN LIFE INSURANCE COMPANY
                700 Market Street, St. Louis, Missouri 63101
        (Name and Address of Principal Executive Office of Depositor)


                       Christopher A. Martin, Esquire
                     Metropolitan Life Insurance Company
                700 Market Street, St. Louis, Missouri 63101
             (Name and Address of Agent for Service of Process)


                                  Copy to:
                          Stephen E. Roth, Esquire
                        Sutherland, Asbill & Brennan
                        1275 Pennsylvania Ave., N.W.
                          Washington, DC 20004-2404

Title of Securities Being Registered: The variable portion of flexible
                                      --------------------------------
premium variable life insurance contracts called Destiny Variable Universal
---------------------------------------------------------------------------
Life Insurance.
--------------

It is proposed that this filing will become effective (check appropriate space)

[X] immediately upon filing pursuant to paragraph (b), of Rule 485
[ ] on (date) pursuant to paragraph (b) of Rule 485
[ ] 60 days after filing pursuant to paragraph (a)(1) of Rule 485
[ ] on (date), pursuant to paragraph (a)(1) of rule 485
[ ] 75 days after filing pursuant to paragraph (a)(2) of Rule 485
[ ] on (date) pursuant to paragraph (a)(2) of Rule 485
[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment

                       VARIABLE LIFE INSURANCE POLICY
                                  ISSUED BY
                   GENERAL AMERICAN LIFE INSURANCE COMPANY
                              700 MARKET STREET
                             ST. LOUIS, MO 63101
                               (314) 231-1700


This Prospectus describes an individual variable life insurance Policy ("the Policy") offered by General American Life Insurance Company ("we," "our," "us," "General American" or "the Company"). The Policy is designed to provide lifetime insurance protection in an amount determined in part by the investment performance of the underlying funds. You have the opportunity to allocate Net Premiums among several investment portfolios with different investment objectives.

The Policy provides:
(1)  a Cash Surrender Value that can be obtained by surrendering the Policy;
(2)  Policy Loans; and
(3)  a death benefit payable at the Insured's death.

As long as a Policy remains in force before the Insured's Attained Age 100, the death benefit will be determined by the Insured's Attained Age and by the Cash Value of the Policy. If the Policy is in effect after the Insured reaches Attained Age 100, the death benefit is 101% of the Cash Value (100% if required by state law). A Policy will remain in force as long as its Cash Surrender Value is sufficient to pay the monthly charges.

You may allocate the Net Premiums to one or more of the Divisions of General American Separate Account Eleven ("the Separate Account") or to General American's General Account.


You will find a list of the Funds in the Separate Account, the fund managers, and the investment objectives in the Summary on page 15. Note that investment results in the Separate Account are not guaranteed -- you may either make money or lose money. The amount of the death benefit will vary depending on investment results.


The Prospectus of each Fund contains a full description of the Fund, including the investment policies, restrictions, risks, and charges. You should receive a Prospectus for each Fund along with this Prospectus for the Policy.

You may also invest all or part of your cash value in the General Account, which guarantees at least 4% interest.

In almost all cases, the Policies will be modified endowment contracts for Federal income tax purposes. This means that a loan or other distribution from the Policy will in almost all cases be taxed as ordinary income to the extent of any earnings in the Policy, and may be subject to an additional 10% Federal penalty tax if taken before the Owner attains age 59 1/2. Special tax and legal considerations apply if this Policy is used in connection with a qualified plan or certain other employment plans.

It may not be advantageous to purchase a Policy as a replacement for another type of life insurance or as a means to obtain additional insurance protection if you already own another variable life insurance policy.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


Please read this Prospectus carefully and keep it for future reference. The date of this Prospectus is May 1, 2001. The Policies are not available in all states.


THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT BE LAWFULLY MADE. NO DEALER, SALESMAN, OR OTHER PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON.

                              TABLE OF CONTENTS
                                                                           Page

Summary.......................................................................1
Definitions..................................................................14
The Company and the Separate Account.........................................15
    The Company
    The Separate Account
    General American Capital Company
    American Century Variable Portfolios
    J.P. Morgan Series Trust II
    Fidelity Variable Insurance Products Fund
    Fidelity Variable Insurance Products Fund II
    Fidelity Variable Insurance Products Fund III
    Van Eck Worldwide Insurance Trust
    SEI Investments Management Corporation
    Metropolitan Series Fund
    New England Zenith Fund
    Met Investors Series Trust
Addition, Deletion, or Substitution of Investments...........................22
Policy Benefits..............................................................22
    Death Benefit
    Cash Value
Policy Rights................................................................24
    Loans
    Surrender and Pro Rata Surrender
    Transfers
    Right to Examine Policy
Payment and Allocation of Premiums...........................................27
    Issuance of a Policy
    Premiums
    Allocation of Net Premiums and Cash Value
    Premium Default and Reinstatement
Charges and Deductions.......................................................30
    Premium Expense Charges
    Monthly Deduction
    Separate Account Charges
    Summary of Fees
The General Account..........................................................31
General Matters..............................................................33
Distribution of the Policies.................................................35
Federal Tax Matters..........................................................36
Unisex Requirements Under Montana Law .......................................39
Safekeeping of the Separate Account's Assets.................................39
Voting Rights................................................................39
State Regulation of the Company..............................................39
Management of the Company....................................................41
Legal Matters................................................................44
Legal Proceedings............................................................45
Experts......................................................................45
Additional Information.......................................................45
Financial Statements.........................................................45

-----------------------------------------------------------------------------
                                   SUMMARY
-----------------------------------------------------------------------------

THROUGHOUT THIS SUMMARY, THE TERMS "YOU" AND "YOUR" REFER TO THE OWNER OF THE POLICY. THE OWNER MAY OR MAY NOT BE THE PERSON INSURED UNDER THE POLICY. THE TERMS "WE," "US," AND "OUR" REFER TO GENERAL AMERICAN LIFE INSURANCE COMPANY.

THE INFORMATION IN THIS SECTION IS JUST A SUMMARY, WRITTEN IN "LAYMEN'S TERMS" TO HELP YOU UNDERSTAND THE POLICY. HOWEVER, BOTH YOUR POLICY AND THIS PROSPECTUS ARE LEGAL DOCUMENTS. IF YOU HAVE QUESTIONS ABOUT THEM, YOU SHOULD CONTACT YOUR AGENT OR OTHER COMPETENT PROFESSIONAL ADVISERS.

IN PREPARING THIS SUMMARY, WE ASSUME THAT THE POLICY IS IN FORCE, AND THAT YOU HAVE NOT BORROWED ANY OF THE CASH VALUE.

THE POLICY. You are purchasing a life insurance policy. Like many life insurance policies, it has both a death benefit and a cash value. The death benefit is the amount of money that we will pay to the beneficiary if the person insured under the policy dies while the policy is in force. The cash value is the amount of money accumulated in your policy as an investment at any time. The cash value consists of the premiums you have paid, reduced by the expenses deducted for operation of the policy, and either increased or decreased by investment results.

You have certain rights, including the right to borrow money from the policy's cash value and the right to select the funds in which you will invest your premiums.

You have the right to review the policy and decide whether you want to keep it. If you decide not to keep the policy, you may return it to us or to your agent during the "Right to Examine Policy Period." This period is sometimes referred to as the "Free Look Period." It normally ends on the later of:
     1.  twenty days after you receive the policy or
     2.  forty-five days after you signed the application.
In some states the period may be longer. Your agent can tell you if this is the case.

Where permitted by law, if you return the policy before the end of the free look period, we will cancel the policy and return:
     1. the difference between the premiums you paid and the net premiums allocated to the Separate Account; plus
     2.  the cash value of the separate account; plus
     3. any charges deducted from the cash value in the divisions of the separate account.

During the "Right to Examine Policy Period" we invest your net premiums in the divisions of the Separate Account that you have selected.

When the "Right to Examine Policy Period" ends, we will continue to transfer future net premiums into the investments that you select as soon as we receive the premiums.

Where we are required by law to return your full premium if you decide not to take the policy, we will initially hold your net premiums in the division of the Separate Account that invests in the money market fund. If you return the policy before the end of the free look period, we will cancel the policy and return the premium you paid. When the "Right to Examine Policy Period" ends, we will transfer your cash value from the money market fund to the divisions of the Separate Account that you have selected. We will transfer future net premiums into the investments that you have selected as soon as we receive the premiums.

PREMIUMS. When you apply for the policy, you determine the amount of the premium that you plan to pay each year. The first year's premium payment must be at least $20,000. The scheduled premium for future years does not have to be level - it may be different from year to year to meet your anticipated needs.

After you pay the initial premium, you make future premium payments according to the schedule that you established. The scheduled premiums are shown on the policy specifications page. We will send you a bill based on your schedule. You may make each year's scheduled premium payment in a lump sum or in installments at any time during the policy year.

You may not pay more premiums than the amount billed. You may pay less than the scheduled premium, but there are some important restrictions as described below.

On each Policy Anniversary we will review the premiums paid into the policy. If the total amount of premiums paid since the policy's issue date has always been at least 80% of the total scheduled premiums since the policy's issue date, then you may pay any amount of premium up to the current scheduled amount for that Policy Year. If the total amount of the premiums paid is less than 80% of the total scheduled premium, we will notify you of the amount of the shortfall and the consequences of failing to pay at least 80% of the scheduled premium.

There is a period of 62 days from the end of the policy year, called the "grace period." If you pay a premium during the grace period, and if you have paid less than the scheduled premium (or less than the restricted premium, if applicable) for the policy year that just ended, then we will treat the premium payment as having been made in the prior policy year. By doing this, we allow you greater flexibility in deciding how much premium you want to pay in the current policy year. If the sum of the premium paid during the grace period and the premium already applied to the prior policy year exceed the amount allowed for the prior policy year, then we will treat any excess as a premium payment for the current policy year.

If, on the other hand, a premium remains unpaid after the grace period, and if the total premium you have paid since the policy's issue date is less than 80% of the scheduled premiums, then future annual premiums payable are limited to the lesser of:
     1.  the scheduled annual premium, or
     2. the annual premium paid in the year in which the cumulative premiums paid fell below 80% of the scheduled cumulative premium.
If you do not pay the lesser of these two amounts, no further premiums are payable. We will not accept any more premiums unless they are necessary to pay the charges and deductions under your policy.

This limit will remain in force for all future years unless you reinstate the premium schedule as described under Premium Default and Reinstatement.

We will deduct certain expenses from your cash value. These expenses are described below. In addition, your cash value may increase or decrease, depending on the investment experience of the funds you select. Because it is possible for your cash value to decrease, your death benefit may also decrease. If your cash value is insufficient to pay the charges and deductions, we will allow you to pay sufficient premium into the policy to cover the current charges and deductions. If you do not make such premium payments, the policy will terminate without value.

INVESTING YOUR CASH VALUE. You may tell us to invest your cash value in either the general account or the separate account, or you may split your cash value between them. If you split your cash value into more than one account, each allocation must be a whole percentage.

THE GENERAL ACCOUNT. The general account is an interest-bearing account. Money in the general account is guaranteed to earn at least 4% interest, and it may earn more. General American determines the current interest rate from time to time, and we will notify you in advance of any changes. We have the right to limit the amount of money that you may put into the general account.

THE SEPARATE ACCOUNT. The separate account consists of divisions, which represent different types of investments. Each division may either make money or lose money. Therefore if you invest in a division of the separate account, you may either make money or lose money, depending on the investment experience of that division. There is no guaranteed rate of return in the separate account.

There are multiple divisions, or investment options, in the separate account, although some divisions might not be available under the Policy. These divisions represent funds run by various investment companies. The investment companies hire advisers to operate or advise on the day-to-day operation of the funds.

The following list shows the investment companies whose funds are available under the policy, along with the managers or advisers and the divisions that they oversee:

--------------------------------------------------------------------------------
     INVESTMENT COMPANY                      INVESTMENT MANAGER/ADVISER
--------------------------------------------------------------------------------
General American Capital              Conning Asset Management
Company                               Company
--------------------------------------------------------------------------------
American Century Variable             American Century
Portfolios                            Investment Management, Inc.
--------------------------------------------------------------------------------
J.P. Morgan Series Trust II           J.P. Morgan Investment
                                      Management, Inc.
--------------------------------------------------------------------------------
Fidelity Investments                  Fidelity Management &
Variable Insurance Products           Research Company
Fund
--------------------------------------------------------------------------------
Fidelity Investments                  Fidelity Management &
Variable Insurance Products           Research Company
Fund II
--------------------------------------------------------------------------------
Fidelity Investments                  Fidelity Management &
Variable Insurance Products           Research Company
Fund III
--------------------------------------------------------------------------------

Van Eck Global Worldwide              Van Eck Associates
Insurance Trust                       Corporation

--------------------------------------------------------------------------------
SEI Insurance Products Trust          SEI Investments
                                      Management Company
--------------------------------------------------------------------------------

Metropolitan Series Fund, Inc.        MetLife Advisers, LLC
--------------------------------------------------------------------------------
New England Zenith Fund               MetLife Advisers, LLC (formerly known as
                                      New England Investment Management, Inc.)
--------------------------------------------------------------------------------
Met Investors Series Trust            Met Investors Advisory Corp.
-------------------------------------------------------------------------------

These funds have different investment goals and strategies, which we have summarized in the following table. You should review the prospectus of each fund, or seek professional guidance in determining which fund(s) best meet your objectives.


----------------------------------------------------------------------------------------------------------------------------
       INVESTMENT           FUND           INVESTMENT                                     OBJECTIVE
       ----------           ----           ----------                                     ---------
        MANAGER             NAME              TYPE
        -------             ----              ----
----------------------------------------------------------------------------------------------------------------------------
        Conning        S&P 500 Index    Growth & Income           To provide long-term capital appreciation that parallels
    Asset Management        Fund                                  the return of the stock market as a whole, as represented
        Company                                                   by the Standard and Poor's 500 Stock Index.
----------------------------------------------------------------------------------------------------------------------------
        Conning      Money Market Fund    Money Market            To obtain the highest level of current income consistent
    Asset Management                                              with the preservation of capital and maintenance of
        Company                                                   liquidity.
----------------------------------------------------------------------------------------------------------------------------
        Conning       Bond Index Fund   Corporate Bonds           To provide a rate of return that reflects the
    Asset Management                                              performance of the Government and Corporate bond markets
        Company                                                   as a whole, as measured by the Lehman Brothers
                                                                  Government/Corporate Bond Index.
----------------------------------------------------------------------------------------------------------------------------
        Conning            Asset            Balanced              To obtain a high rate of long-term return, composed of
    Asset Management  Allocation Fund                             capital growth and income payments.
        Company
----------------------------------------------------------------------------------------------------------------------------
        Conning           Managed            Growth               To obtain long-term capital growth through investment in
    Asset Management    Equity Fund                               U.S. common stocks.
        Company
----------------------------------------------------------------------------------------------------------------------------
        Conning        International         Growth:              To obtain investment results that parallel the price and
    Asset Management     Index Fund    International Stock        yield performance of foreign publicly-traded common stocks
        Company                                                   in the Morgan Stanley Capital International, Europe,
                                                                  Australia, and Far East Index ("EAFE Index").
----------------------------------------------------------------------------------------------------------------------------
        Conning           Mid-Cap            Growth               To obtain long-term capital appreciation through
    Asset Management    Equity Fund                               investment primarily in common stocks of companies with
        Company                                                   medium market capitalizations of comparable size to
                                                                  companies in the Russell Midcap(TM) Growth Index at the
                                                                  time of the Fund's investment.
----------------------------------------------------------------------------------------------------------------------------
        Conning          Small-Cap     Aggressive Growth          To provide a long-term growth of capital through investment
    Asset Management    Equity Fund                               primarily in the common stock of companies no larger than
        Company                                                   the largest companies in the Russell 2000(R) Value Index.
----------------------------------------------------------------------------------------------------------------------------
        Fidelity      Growth Portfolio       Growth               To seek capital appreciation, normally through purchases
      Management &                                                of common stocks, although its investments are not
    Research Company                                              restricted to any one type of security.
----------------------------------------------------------------------------------------------------------------------------
        Fidelity       Equity-Income    Growth & Income           To seek reasonable income by investing primarily in
      Management &       Portfolio                                income-producing equity securities.
    Research Company
----------------------------------------------------------------------------------------------------------------------------
        Fidelity          Overseas           Growth:              To seek long-term growth of capital primarily through
      Management &       Portfolio     International Stock        investment in foreign securities.
    Research Company
----------------------------------------------------------------------------------------------------------------------------
        Fidelity       Asset Manager        Balanced              To seek a high total return with reduced risk over the
      Management &       Portfolio                                long-term by allocating its assets among domestic and
    Research Company                                              foreign stocks, bonds, and short-term fixed income
                                                                  instruments.
----------------------------------------------------------------------------------------------------------------------------

                                  3


----------------------------------------------------------------------------------------------------------------------------
       INVESTMENT           FUND           INVESTMENT                                     OBJECTIVE
       ----------           ----           ----------                                     ---------
        MANAGER             NAME              TYPE
        -------             ----              ----
----------------------------------------------------------------------------------------------------------------------------
        Fidelity        High Income     High Yield Bond           To seek a high level of current income by investing
      Management &       Portfolio                                primarily in high yielding, lower-rated, fixed income
    Research Company                                              securities, while also considering growth of capital.
----------------------------------------------------------------------------------------------------------------------------
        Fidelity          Mid Cap          Long-Term              To seek long-term growth by investing primarily in
      Management &       Portfolio     Growth of Capital          common stocks, with at least 65% of total assets in
    Research Company                                              securities of companies with medium market
                                                                  capitalizations, similar to those in the S&P MidCap 400.
                                                                  The fund may potentially invest in domestic and foreign
                                                                  companies with smaller or larger market capitalizations,
                                                                  investing in "growth" and/or "value" stocks.  The fund
                                                                  selects investments by using fundamental analysis of
                                                                  each issuer's financial condition and industry position
                                                                  and market and economic conditions.
----------------------------------------------------------------------------------------------------------------------------
   Van Eck Associates  Worldwide Hard  Aggressive Growth:         To seek long-term capital appreciation by investing in
      Corporation       Assets Fund        Specialty              equity and debt securities of companies engaged in the
                                                                  exploration, development, production, and distribution
                                                                  of gold and other natural resources such as strategic
                                                                  and other metals, minerals, forest products, oil,
                                                                  natural gas, and coal.
----------------------------------------------------------------------------------------------------------------------------
   Van Eck Associates    Worldwide     Aggressive Growth:         To obtain long-term capital appreciation by investing in
      Corporation     Emerging Markets   International            equity securities in emerging markets around the world.
                            Fund             Stock                The Fund emphasizes primarily investment in countries
                                                                  that, compared to the world's major economies, exhibit
                                                                  relatively low gross national product per capita, as
                                                                  well as the potential for rapid economic growth.
----------------------------------------------------------------------------------------------------------------------------
      J.P. Morgan      Bond Portfolio   Growth & Income           To provide a high total return consistent with moderate
       Investment                                                 risk of capital and maintenance of liquidity.
    Management, Inc.
----------------------------------------------------------------------------------------------------------------------------
      J.P. Morgan      Small Company   Aggressive Growth          To provide high total return from a portfolio of equity
       Investment        Portfolio                                securities of small companies.  The Fund invests at
    Management, Inc.                                              least 65% of the value of its total assets in the common
                                                                  stock of small U.S. companies primarily with market
                                                                  capitalizations less than $1 billion.
----------------------------------------------------------------------------------------------------------------------------
    American Century      Income &      Growth & Income           To attain long-term growth of capital as well as current
       Investment       Growth Fund                               income.  The Fund pursues a total return and dividend
    Management, Inc.                                              yield that exceeds those of the S&P 500 by investing in
                                                                  stocks of companies with strong dividend growth
                                                                  potential.
----------------------------------------------------------------------------------------------------------------------------

                                    4



----------------------------------------------------------------------------------------------------------------------------
       INVESTMENT           FUND           INVESTMENT                                     OBJECTIVE
       ----------           ----           ----------                                     ---------
        MANAGER             NAME              TYPE
        -------             ----              ----
----------------------------------------------------------------------------------------------------------------------------
    American Century   International    Aggressive Growth:        To obtain capital growth over time by investing in
       Investment           Fund       International Stock        common stocks of foreign companies considered to have
    Management, Inc.                                              better-than-average prospects for appreciation.  Because
                                                                  this Fund invests in foreign securities, a higher degree
                                                                  of short-term price volatility, or risk, is expected due
                                                                  to factors such as currency fluctuation and political
                                                                  instability.
----------------------------------------------------------------------------------------------------------------------------
    American Century     Value Fund          Growth               To attain long-term capital growth, with income as a
       Investment                                                 secondary objective.  The Fund invests primarily in
    Management, Inc.                                              equity securities of well-established companies that are
                                                                  believed by management to be undervalued at the time of
                                                                  purchase.
----------------------------------------------------------------------------------------------------------------------------
    SEI Investments      Large Cap      Long-Term Growth          Utilizing multiple specialist sub-advisers that manage
       Management        Value Fund        of Capital             in a value style, the Fund invests in large cap income-
      Corporation                          and Income             producing U.S. common stocks.
----------------------------------------------------------------------------------------------------------------------------
    SEI Investments      Large Cap          Capital               Utilizing multiple specialist sub-advisers that manage
       Management       Growth Fund       Appreciation            in a growth style, the Fund invests in large cap U.S.
      Corporation                                                 common stocks.
----------------------------------------------------------------------------------------------------------------------------
    SEI Investments      Small Cap          Capital               Utilizing multiple specialist sub-advisers that manage
       Management        Value Fund       Appreciation            in a value style, the Fund invests in common stocks of
      Corporation                                                 smaller U.S. companies.
----------------------------------------------------------------------------------------------------------------------------
    SEI Investments      Small Cap         Long-Term              Utilizing multiple specialist sub-advisers that manage
       Management       Growth Fund         Capital               in a growth style, the Fund invests in common stocks of
      Corporation                         Appreciation            smaller U.S. companies.
----------------------------------------------------------------------------------------------------------------------------
    SEI Investments    International        Capital               Utilizing multiple specialist sub-advisers, the Fund
       Management       Equity Fund       Appreciation            invests in equity securities of foreign companies.
      Corporation
----------------------------------------------------------------------------------------------------------------------------
    SEI Investments   Emerging Markets      Capital               Utilizing multiple specialist sub-advisers, the Fund
       Management       Equity Fund       Appreciation            invests in equity securities of emerging markets
      Corporation                                                 companies.
----------------------------------------------------------------------------------------------------------------------------
    SEI Investments      Core Fixed      Current Income           Utilizing multiple specialist sub-advisers that have
       Management       Income Fund     and Preservation          fixed income investment expertise, the Fund invests in
      Corporation                          of Capital             investment grade U.S. fixed income securities.
 ----------------------------------------------------------------------------------------------------------------------------
    SEI Investments      High Yield       Total Return            Utilizing a specialist sub-adviser that has high yield
       Management        Bond Fund                                investment expertise, the Fund invests in high yield,
      Corporation                                                 high risk securities.
----------------------------------------------------------------------------------------------------------------------------
    SEI Investments    International        Capital               Utilizing a specialist sub-adviser, the Fund invests in
       Management       Fixed Income    Appreciation and          investment grade fixed income securities of foreign
      Corporation           Fund         Current Income           government and corporate issuers.
----------------------------------------------------------------------------------------------------------------------------
    SEI Investments       Emerging        Total Return            Utilizing a specialist sub-adviser, the Fund invests
       Management       Markets Debt                              U.S. dollar denominated debt in securities of emerging
      Corporation           Fund                                  market issuers.
----------------------------------------------------------------------------------------------------------------------------

                                    5


----------------------------------------------------------------------------------------------------------------------------
       INVESTMENT           FUND           INVESTMENT                                     OBJECTIVE
       ----------           ----           ----------                                     ---------
        MANAGER             NAME              TYPE
        -------             ----              ----
----------------------------------------------------------------------------------------------------------------------------
        MetLife        Janus Mid-Cap        Long-Term             The Portfolio normally invests at least 65% of its total
     Advisers, LLC       Portfolio      Growth of Capital         assets in common stocks of medium capitalization
                                                                  companies selected for their growth potential.  The
                                                                  portfolio manager defines medium capitalization ("mid-
                                                                  cap") companies as those whose market capitalization
                                                                  falls within the range of companies included in the S&P
                                                                  MidCap 400 Index at the time of the purchase.
----------------------------------------------------------------------------------------------------------------------------
        MetLife         Janus Growth        Long-Term             The portfolio invests primarily in common stocks
     Advisers, LLC       Portfolio           Growth               selected for their growth potential.  The portfolio may
                                           of Capital             invest in companies of any size, from larger, well
                                                                  established companies to smaller, emerging growth
                                                                  companies.  It may invest without limit in foreign
                                                                  equity and debt securities, and less than 35% of its net
                                                                  assets in high-yield/high-risk bonds.
----------------------------------------------------------------------------------------------------------------------------
        MetLife        T. Rowe Price       Long-Term              The Portfolio normally invests at least 65% of its total
     Advisers, LLC       Large Cap     Growth of Capital          assets in a diversified group of large capitalization
                      Growth Portfolio and, Secondarily,          growth companies. The portfolio managers define large
                                        Dividend Income           capitalization ("large-cap") companies as those whose
                                                                  market capitalization falls within the range of the
                                                                  largest 300 companies included in the Russell 3000 Index
                                                                  at the time of the purchase.
----------------------------------------------------------------------------------------------------------------------------
        MetLife        T. Rowe Price       Long-Term              The Portfolio normally invests at least 65% of its total
     Advisers, LLC    Small Cap Growth   Capital Growth           assets in a diversified group of small capitalization
                         Portfolio                                companies.  The portfolio manager defines small
                                                                  capitalization ("small cap") companies as those whose
                                                                  market capitalization falls within the range of
                                                                  companies included in the bottom 10% of the
                                                                  S&P 500 Index at the time of the purchase.
----------------------------------------------------------------------------------------------------------------------------
        MetLife         Alger Equity         Growth               Alger invests Equity Growth's assets primarily in growth
     Advisers, LLC     Growth Series                              stocks.  Alger will ordinarily invest at least 65% of
                                                                  Equity Growth's total assets in equity securities of
                                                                  issues with market capitalization of $1 billion or
                                                                  greater.
----------------------------------------------------------------------------------------------------------------------------

                                            6



----------------------------------------------------------------------------------------------------------------------------
       INVESTMENT           FUND           INVESTMENT                                     OBJECTIVE
       ----------           ----           ----------                                     ---------
        MANAGER             NAME              TYPE
        -------             ----              ----
----------------------------------------------------------------------------------------------------------------------------
        MetLife        Harris Oakmark      Long-Term              The Portfolio invests primarily in common stocks of U.S.
     Advisers, LLC     Mid Cap Series       Capital               Companies.  It could own as few as 12 securities, but
                                          Appreciation            will generally have 15 to 20 securities.  The fund will
                                                                  normally invest at least 65% of its assets in equity
                                                                  securities of companies within the range of mid-cap
                                                                  stocks, and may invest up to 25% of its assets in fixed-
                                                                  income securities, including investment grade securities
                                                                  and high-yield debt.
----------------------------------------------------------------------------------------------------------------------------
     Met Investors         PIMCO            Capital               The Portfolio seeks to achieve its investment objective
     Advisory Corp.      Innovation       Appreciation            by normally investing at least 65% of its assets in
                         Portfolio                                common stocks of companies which utilize new, creative
                                                                  or different, or "innovative" technologies to gain a
                                                                  strategic competitive advantage in their industry, as
                                                                  well as companies that provide and service those
                                                                  technologies.
----------------------------------------------------------------------------------------------------------------------------


You may change the investments that you want to use for your future premiums by notifying our Home Office.

You may transfer your cash value among the various funds, but there are certain rules. We don't charge you a transaction fee for the first twelve transfers in a policy year, but we charge a $25 fee for each transfer after the first twelve. (A policy year is measured beginning on the anniversary of the date that the policy was issued, and ending on the day before the next anniversary.)

We have the right to change or eliminate transfers in the future, although we don't currently intend to do so.

CHARGES AND DEDUCTIONS. There are certain costs that we charge you for issuing your policy and keeping it in force. This section describes those charges -- what they are and what they cover.

INITIAL POLICY CHARGE. When we issue your policy, we charge a fee of $800 to cover the costs associated with underwriting and issuing the policy and the ongoing administrative costs. We deduct this amount from the policy's cash value as soon as we have issued the policy and you have paid your first premium.

STATE TAX CHARGE AND FEDERAL TAX CHARGE. The Federal government and many states and territories impose taxes or charges on insurance premiums. We estimate the overall cost of these taxes and charges, and deduct from your premium payment the amount required to pay them. We deduct currently 1.3% of each premium payment to pay the Federal tax charge, and 2.25% of each premium payment to pay the state tax charge in all states.

If the tax rates change, we may change the amount of the deduction to cover the new taxes. However, the deduction will never exceed the amount shown on the specifications page of your policy. (See Charges and Deductions - Premium Expense Charges.)

If we are required by law to pay taxes based on the separate account, we may charge an appropriate share to policies that invest in the separate account. (See Federal Tax Matters.)

COST OF INSURANCE. Because this is a life insurance policy, it has a death benefit. We charge an insurance cost each month to cover the risk that you will die and we will have to pay the death benefit.

The amount of this charge varies with the age, sex, risk class of the person insured under the policy, and the amount of the death benefit at risk -- if the risk of death or the amount of the death benefit at risk is greater, then the cost of insurance is also greater. We calculate and deduct the cost of insurance from your cash value at the beginning of each policy month.

MORTALITY AND EXPENSE RISK AND DISTRIBUTION CHARGE. We make another charge to cover mortality and expense risks and certain distribution expenses under the Policy. We calculate this charge based on a percentage of the assets in the general account and the separate account. In determining the percentage to be applied we consider the total cash value in all of the general account and separate account funds. In situations in which multiple policies exist on an account, such as policies on a husband and wife or on business partners, we combine the general account and separate account funds of all of the policies to determine the percentage.

We calculate the mortality and expense risk and distribution charge each month and deduct it from the policy's cash value. We guarantee that the charge will not exceed the following amounts, shown on an annual percentage basis:

       Total General
       and Separate            Percentage of Net Assets
       Account Funds      Distribution    Risk        Total
       -------------      ---------------------------------
       First $500,000         1.50%       0.75%       2.25%
      Next $1,000,000         1.25%       0.75%       2.00%
      Next $1,000,000         1.00%       0.75%       1.75%
      Next $1,000,000         0.90%       0.75%       1.65%
      Next $1,000,000         0.80%       0.75%       1.55%
      Next $1,000,000         0.70%       0.75%       1.45%
      Next $1,000,000         0.60%       0.75%       1.35%
      Over $6,500,000         0.50%       0.75%       1.25%

(See Charges and Deductions - Separate Account Charges.)

FUND EXPENSES. We pay the operating expenses of the separate account.
The funds pay for their own operating expenses and investment fees. For a description of these charges, see Charges and Deductions - Separate Account Charges.


The following chart shows the fees and expenses of the funds as reported for the fiscal year ending December 31, 2000. For the Capital Company's S&P 500 Index Fund and Small-Cap Equity Fund, the chart shows first what the fees would have been had the current fee structure been in place for all of 2000, estimated based on the December 21, 2000 fund balances, and then shows the actual fees incurred reflecting a change in the fee structure which occurred during the year. The investment advisory fees for the Capital Company's Managed Equity Fund, Asset Allocation Fund, and Mid-Cap Equity Fund will change effective January 6, 2002. These scheduled changes are described in the footnotes following the chart.

--------------------------------------------------------------------------------------------------------------------

                                             ANNUAL FUND EXPENSES (1)
                                       As a Percentage of Average Net Assets

--------------------------------------------------------------------------------------------------------------------
                                                                   INVESTMENT
                             FUND                                  ADVISORY /     OTHER EXPENSES        TOTAL
                                                                 MANAGEMENT FEE
--------------------------------------------------------------------------------------------------------------------
                                         GENERAL AMERICAN CAPITAL COMPANY
--------------------------------------------------------------------------------------------------------------------
S&P 500 Index Fund (2)                                               .095%             .05%             .145%
                                                                (.21% for 2000)                    (.26% for 2000)
--------------------------------------------------------------------------------------------------------------------
Money Market Fund                                                    .125%             .08%             .205%
--------------------------------------------------------------------------------------------------------------------
Bond Index Fund                                                      .25%              .05%             .30%
--------------------------------------------------------------------------------------------------------------------
Managed Equity Fund (3)                                              .29%              .10%             .39%
--------------------------------------------------------------------------------------------------------------------
Asset Allocation Fund (4)                                            .50%              .10%             .60%
--------------------------------------------------------------------------------------------------------------------
International Index Fund (5)                                         .48%              .30%             .78%
--------------------------------------------------------------------------------------------------------------------
Mid-Cap Equity Fund (6)                                              .56%              .10%             .66%
--------------------------------------------------------------------------------------------------------------------
Small-Cap Equity Fund (7)                                            .75%              .05%             .80%
                                                                (.39% for 2000)                    (.44% for 2000)
--------------------------------------------------------------------------------------------------------------------
                                       AMERICAN CENTURY VARIABLE PORTFOLIOS
--------------------------------------------------------------------------------------------------------------------
Income & Growth Fund                                                 .70%              .00%             .70%
--------------------------------------------------------------------------------------------------------------------
International Fund (8)                                              1.23%              .00%            1.23%
--------------------------------------------------------------------------------------------------------------------
Value Fund (9)                                                      1.00%              .00%            1.00%
--------------------------------------------------------------------------------------------------------------------
                                            J.P. MORGAN SERIES TRUST II
--------------------------------------------------------------------------------------------------------------------
Bond Portfolio                                                       .30%              .45%             .75%
--------------------------------------------------------------------------------------------------------------------
Small Company Portfolio                                              .60%              .55%            1.15%
--------------------------------------------------------------------------------------------------------------------

                                         8



                                     FIDELITY VARIABLE INSURANCE PRODUCTS FUND
--------------------------------------------------------------------------------------------------------------------
Equity-Income Portfolio (10)                                         .48%              .07%             .55%
--------------------------------------------------------------------------------------------------------------------
Growth Portfolio (10)                                                .57%              .07%             .64%
--------------------------------------------------------------------------------------------------------------------
Overseas Portfolio (10)                                              .72%              .15%             .87%
--------------------------------------------------------------------------------------------------------------------
High Income Portfolio                                                .58%              .10%             .68%
--------------------------------------------------------------------------------------------------------------------
                                   FIDELITY VARIABLE INSURANCE PRODUCTS FUND II
--------------------------------------------------------------------------------------------------------------------
Asset Manager                                                        .53%              .08%             .61%
--------------------------------------------------------------------------------------------------------------------
                                   FIDELITY VARIABLE INSURANCE PRODUCTS FUND III
--------------------------------------------------------------------------------------------------------------------
Mid Cap Portfolio (10)                                               .57%              .12%             .69%
--------------------------------------------------------------------------------------------------------------------
                                         VAN ECK WORLDWIDE INSURANCE TRUST
--------------------------------------------------------------------------------------------------------------------
Worldwide Hard Assets Fund (11)                                     1.00%              .16%            1.16%
--------------------------------------------------------------------------------------------------------------------
Worldwide Emerging Markets Fund                                     1.00%              .33%            1.33%
--------------------------------------------------------------------------------------------------------------------
                                           SEI INSURANCE PRODUCTS TRUST
--------------------------------------------------------------------------------------------------------------------
Large Cap Value Fund (12)                                            .20%              .65%             .85%
--------------------------------------------------------------------------------------------------------------------
Large Cap Growth Fund (12)                                           .21%              .64%             .85%
--------------------------------------------------------------------------------------------------------------------
Small Cap Value Fund (12)                                            .44%              .66%            1.10%
--------------------------------------------------------------------------------------------------------------------
Small Cap Growth Fund (12)                                           .45%              .65%            1.10%
--------------------------------------------------------------------------------------------------------------------
International Equity Fund (12)                                       .11%             1.17%            1.28%
--------------------------------------------------------------------------------------------------------------------
Emerging Markets Equity Fund (12)                                    .13%             1.82%            1.95%
--------------------------------------------------------------------------------------------------------------------
Core Fixed Income Fund (12)                                          .00%              .60%             .60%
--------------------------------------------------------------------------------------------------------------------
High Yield Bond Fund (12)                                            .1775%            .6725%           .85%
--------------------------------------------------------------------------------------------------------------------
International Fixed Income Fund (12)                                 .20%              .80%            1.00%
--------------------------------------------------------------------------------------------------------------------
Emerging Markets Debt Fund (12)                                      .59%              .76%            1.35%
--------------------------------------------------------------------------------------------------------------------
                                          METROPOLITAN SERIES FUND, INC.
--------------------------------------------------------------------------------------------------------------------
Janus Mid-Cap Portfolio (13)                                         .66%              .04%             .70%
--------------------------------------------------------------------------------------------------------------------
Janus Growth Portfolio (14)                                          .80%              .15%             .95%
--------------------------------------------------------------------------------------------------------------------
T. Rowe Price Large Cap Growth Portfolio (15)                        .64%              .14%             .78%
--------------------------------------------------------------------------------------------------------------------
T. Rowe Price Small Cap Growth Portfolio (16)                        .52%              .06%             .58%
--------------------------------------------------------------------------------------------------------------------
                                              NEW ENGLAND ZENITH FUND
--------------------------------------------------------------------------------------------------------------------
Alger Equity Growth Series                                           .75%              .05%             .80%
--------------------------------------------------------------------------------------------------------------------
Harris Oakmark Mid Cap Series (17)                                   .75%              .15%             .90%
--------------------------------------------------------------------------------------------------------------------
                                             MET INVESTORS SERIES FUND
--------------------------------------------------------------------------------------------------------------------
PIMCO Innovations (18)                                              1.05%              .05%            1.10%
--------------------------------------------------------------------------------------------------------------------


(1) The Fund expenses shown above are collected from the underlying Fund, and are not direct charges against the Separate Account assets or reductions from the Policy's Cash Value. These underlying Fund Expenses are taken into consideration in computing each Fund's net asset value, which is used to calculate the unit values in the Separate Account. The management fees and other expenses are more fully described in the prospectus of each individual Fund. The information relating to the Fund expenses was provided by the Fund and was not independently verified by General American. Except as otherwise specifically noted, the management fees and other expenses are not currently subject to fee waivers or expense reimbursements.

(2) The S&P 500 Index Fund reduced its management fee from 0.25% effective September 20, 2000. The new fee is stated as a series of annual percentages of the average daily value of the net assets of the Fund, as follows: 0.10% up to $500 million; 0.08% from $500 million to $750 million; and 0.05% above $750 million. The rate for 2000 reflects the weighted effect of that change.

(3) The investment management / advisory fees charged by the Managed equity Fund are stated as a series of annual percentages of the average daily value of the net assets of the Fund. The percentages decrease with respect to assets of the Fund above certain amounts, as follows: first $10 million, 0.40%; next $20 million, 0.30%; balance over $30 million, 0.25%. Effective January 6, 2002, the investment management / advisory fees will be: first $250 million, 0.50%; next $500 million, 0.45%; balance over $750 million, 0.35%.

(4) The investment management / advisory fees charged by the Asset Allocation Fund are 0.50% Effective January 6, 2002 the fee will be stated as a series of annual percentages of the average daily value of the net assets of the Fund.
                                      9



The percentages will decrease with respect to assets of the Fund above certain amounts, as follows: first $500 million, 0.55%; next $500 million, 0.45%; balance over $1 billion, 0.40%.

(5) The fees charged by the International Index Fund are stated as a series of annual percentages of the average daily value of the net assets of the Funds. The percentages decrease with respect to assets of the Fund above certain amounts, as follows: first $10 million, 0.50%; next $10 million, 0.40%; balance over $20 million, 0.30%.

(6) The investment management / advisory fees charged by the Mid-Cap Equity Fund are stated as a series of annual percentages of the average daily value of the net assets of the Fund. The percentages decrease with respect to assets of the Fund above certain amounts, as follows: first $10 million, 0.55%; next $10 million, 0.45%; balance over $20 million, 0.40%. Effective January 6, 2002, the investment management / advisory fees will be: first $250 million, 0.55%; next $500 million, 0.50%; balance over $750 million, 0.45%.

(7) The Small Cap Equity Fund revised its management fee from 0.25% effective September 20, 2000. The new fee is stated as a series of annual percentages of the average daily value of the net assets of the Fund, as follows: 0.75% up to $250 million; 0.65% from $250 million to $750 million; and 0.60% above $750 million. The rate for 2000 reflects the weighted effect of that change.

(8) The fee for the International Fund is computed daily and paid monthly based on the fund's average daily closing net assets during the previous month. The annualized fee schedule is: 1.50% on the first $250 million; 1.20% on the next $250 million; and 1.10% on balances above $500 million.

(9) The fee for the Value Fund is computed daily and paid monthly based on the fund's average daily closing net assets during the previous month. The annualized fee schedule is: 1.00% on the first $500 million; 0.95% on the next $500 million; and 0.90% on balances above $1 billion.

(10) FMR or the Funds have entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses. Absent these arrangements, the total expenses would have been 0.56% for the Equity-Income Portfolio, 0.65% for the Growth Portfolio, 0.89% for the Overseas Portfolio, and 0.74% for the Mid Cap Portfolio.

(11) The management fee for the Worldwide Hard Assets Fund is based on an annual rate of 1% of the first $500 million of average daily net assets, 0.90% on the next $250 million, and 0.70% of the excess over $750 million.

(12) The SEI VP Funds' Adviser has voluntarily waived a portion of its fee in order to keep total operating expenses at a specified level. The Adviser may discontinue all or part of its waiver at any time. Absent the fee waiver, the Funds' total operating expenses would have been: Large Cap Value Fund, 1.35%; Large Cap Growth Fund, 1.39%; Small Cap Value Fund, 1.66%; Small Cap Growth Fund, 1.65%; International Equity Fund, 2.13%; Emerging Markets Equity Fund, 3.52%; Core Fixed Income Fund, 1.19%; High Yield Bond Fund, 1.51%; International Fixed Income Fund, 1.70%; Emerging Markets Debt Fund, 2.26%.

(13) The investment management fees of the Janus Mid-Cap Portfolio are expressed as a percentage of the fund's average net assets. The annualized fees are 0.75% of the first $100 million; 0.70% of the next $400 million; and 0.65% on balances above $500 million.

(14) The fund will begin operation on May 1, 2001. The fees charged by the Janus Growth Portfolio are stated as a series of annual percentages of the average daily value of the net assets of the Funds. The percentages decrease with respect to assets of the Fund above certain amounts, as follows: first $500 million, 0.80%; next $500 million, 0.75%; balance over $1 billion, 0.70%. Because the fund has not yet begun operation, the other expenses are estimated based on assumptions relating to administrative costs, and reflect the effect of agreements by the fund to reimburse expenses above certain levels. Absent this reimbursement agreement, projected total expenses would be estimated to be 1.09%.

(15) The investment management fees of the T. Rowe Price Large Cap Growth Portfolio are expressed as a percentage of the fund's average net assets. The annualized fees are 0.70% of the first $50 million, and 0.60% on balances above $50 million.

                                   10



(16) The investment management fees of the T. Rowe Price Small Cap Growth Portfolio are expressed as a percentage of the fund's average net assets. The annualized fees are 0.55% of the first $100 million; 0.50% of the next $300 million; and 0.45% on balances above $400 million.

(17) The Fund has entered into a voluntary expense agreement to waive a portion of its management fees when total expenses exceed certain levels. Absent that agreement, total fund expenses would have been 0.96%.

(18) The fund will begin operation on May 1, 2001. Because the fund has not yet begun operation, the other expenses are estimated based on assumptions relating to administrative costs, and reflect the effect of agreements by the fund to reimburse expenses above certain levels. Absent this reimbursement agreement, projected total expenses would be estimated to be 1.46%.


                               SUMMARY OF FEES

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the policy. The first table describes the fees and expenses that you will pay at the time that you buy the policy, surrender the policy, or transfer cash value between investment options.

----------------------------------------------------------------------------------------------------------------------
                                                  TRANSACTION FEES
----------------------------------------------------------------------------------------------------------------------
            CHARGE                WHEN CHARGE IS DEDUCTED          AMOUNT DEDUCTED        POLICIES FROM WHICH CHARGE
                                                                                                  IS DEDUCTED
----------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge Imposed                N/A                         None                          N/A
on Premiums (Load)
----------------------------------------------------------------------------------------------------------------------
Initial Policy Charge            When we issue your policy              $800                          All
----------------------------------------------------------------------------------------------------------------------
State Taxes                     Each time you pay a premium   2.25% of premium payment                All
----------------------------------------------------------------------------------------------------------------------
Federal Tax                     Each time you pay a premium   1.30% of premium payment                All
----------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge               N/A                         None                          N/A
(Load)
----------------------------------------------------------------------------------------------------------------------
Other Surrender Fees                        N/A                         None                          N/A
----------------------------------------------------------------------------------------------------------------------
Transfer Fees                    Each fund transfer after                $25                          All
                                    12 in a policy year
----------------------------------------------------------------------------------------------------------------------

The next table describes the fees and expenses that you will pay periodically during the time that you own the policy, not including fund fees and expenses.

----------------------------------------------------------------------------------------------------------------------
                                  ANNUAL CHARGES OTHER THAN FUND OPERATING EXPENSES
----------------------------------------------------------------------------------------------------------------------
            CHARGE                WHEN CHARGE IS DEDUCTED          AMOUNT DEDUCTED        POLICIES FROM WHICH CHARGE
                                                                                                  IS DEDUCTED
----------------------------------------------------------------------------------------------------------------------
Cost of Insurance *                       Monthly            From $0 to $1000 per $1000               All
                                  (1/12th of annual rate)     at risk. Varies by age,
                                                              risk class, sex (where
                                                             permitted), smoker status.
----------------------------------------------------------------------------------------------------------------------
Annual Maintenance Fee                      N/A                         None                          N/A
----------------------------------------------------------------------------------------------------------------------
Mortality and Expense Risk                Monthly                0.75% of net assets                  All
Charge                            (1/12th of annual rate)
----------------------------------------------------------------------------------------------------------------------
Distribution Charge                       Monthly                From 0.50% to 1.50%                  All
                                  (1/12th of annual rate)           of net assets
----------------------------------------------------------------------------------------------------------------------
Administrative Fees                         N/A                         None                          N/A
----------------------------------------------------------------------------------------------------------------------

* Rates are based on the 1980 CSO Mortality Table and vary by age, risk class, sex (where permitted), and smoker status. Sample annual rates per $1000 at risk for a male standard smoker: Age 35: $2.63. Age 50: $9.50.

The next table described the fund fees and expenses that you will pay periodically during the time that you own the policy. The table shows the minimum and maximum fees and expenses charged by any of the funds. More detail concerning each fund's fees and expenses is contained in the prospectus for each fund.

----------------------------------------------------------------------------------------------------------------------
                                           ANNUAL FUND OPERATING EXPENSES
----------------------------------------------------------------------------------------------------------------------
            CHARGE                WHEN CHARGE IS DEDUCTED          AMOUNT DEDUCTED        POLICIES FROM WHICH CHARGE
                                                                                                  IS DEDUCTED
----------------------------------------------------------------------------------------------------------------------
Management Fees                           Monthly                  0.00% to 1.23%                     All
                                  (1/12th of annual rate)           of net assets
----------------------------------------------------------------------------------------------------------------------
Distribution Fees                           N/A                         None                          N/A
----------------------------------------------------------------------------------------------------------------------
Other Expenses                            Monthly                  0.00% to 1.82%                     All
                                  (1/12th of annual rate)           of net assets
----------------------------------------------------------------------------------------------------------------------
Total Fund Annual Expenses                Monthly                 0.1325% to 1.95%                    All
                                  (1/12th of annual rate)           of net assets
----------------------------------------------------------------------------------------------------------------------

DEATH BENEFIT. If the person insured under the policy dies while the policy is in force, we will pay a death benefit to the beneficiary.

If the person insured is less than attained age 100 at the time of death, the death benefit will be equal to the policy's cash value on the date of death, multiplied by an attained age factor. The attained age factors are shown on a table in the policy. The factors shown in the policy are for deaths occurring on the policy anniversary. For any other date, we will determine the factor by interpolation, or calculating the monthly value between the anniversary dates.

If the person insured is rated in either a standard or preferred risk classification, and if you have some or all of your cash value in the general account, then we will further guarantee your death benefit. The portion of the death benefit associated with the cash value in the general account can only decrease from one policy anniversary to the next as a result of:
* charges for benefits provided by any riders;
* transfers from the general account to the separate account;
* pro-rata surrenders; or
* policy loans.

If the person insured has reached attained age 100 at the time of death, the death benefit will be equal to 101% of the policy's cash value (100% if required by state law).

We will increase the policy proceeds by the cost of insurance from the date of death to the end of the policy month, and reduce them by any outstanding loans and interest. We will pay the death benefit according to the settlement options available at the time of death. (See Policy Benefits - Death Benefit.)

You may include additional insurance benefits with your policy. These are described under General Matters - Additional Insurance Benefits. If you elect any additional benefits, we will deduct the charges for those benefits from your Cash Value.

CASH VALUE. Your Policy has a cash value that is the total amount credited to you in the separate account, the loan account, and the general account. The cash value increases by the amount of net premium payments, and decreases by expense charges and deductions for the policy. It may either increase or decrease based on the investment experience of the funds that you have selected. (See Policy Benefits - Cash Value.)

There is no minimum guaranteed cash value.

POLICY LOANS. You may borrow against the cash value of your policy. The loan value is the maximum amount that you may borrow. The loan value is:
         the cash value on the date we receive the loan request;
     plus interest on the loan balance to the next policy anniversary, calculated at the guaranteed general account interest rate; minus interest on the new loan to the next policy anniversary; minus any loans and interest already outstanding;
     minus monthly deductions to the next policy anniversary.

Unless you specify otherwise, when you borrow against the policy, we will take the money from the general account and the divisions of the separate account in proportion to your balances in each account.

Loan interest is due at each policy anniversary. If you don't pay the loan interest, we will add it to the amount of the loan.

You may repay all or part of the loan at any time. When you make a loan payment, we will put the money back into the general account or the divisions of the separate account in the same percentages used to make the loan.

When we pay out the proceeds of your policy, either as a death benefit or as a policy surrender, we will deduct any outstanding loans and interest from the amount we pay. (See Policy Rights - Loans.)

Loans taken from or secured by a policy may have Federal income tax consequences. (See Federal Tax Matters.)

SURRENDER AND PRO-RATA SURRENDER. You may surrender the policy at any time while it is in force. We will pay you the cash surrender value.

You may request a pro-rata surrender of the policy, which allows you to surrender part of the policy and keep the rest in force. You can find more information under Policy Rights - Surrender and Pro-Rata Surrender.

A surrender or pro-rata surrender may have Federal income tax consequences. We suggest that you discuss your situation with a competent tax adviser before taking one of these steps. (See Federal Tax Matters.)

TAX CONSEQUENCES OF THE POLICY. If your policy was issued in a standard premium class, then we believe that it qualifies as a life insurance contract for Federal income tax purposes. However, if the policy was issued on a substandard basis, it is not clear whether it will qualify as a life insurance contract for tax purposes. The IRS has provided very limited guidance in this area.

Assuming that the policy does qualify as a life insurance contract for Federal income tax purposes, then we believe that the cash value should be subject to the same tax treatment as the cash value of a conventional fixed-benefit contract. This means that growth in the cash value will not be taxed until you receive a distribution.

There are some actions that may trigger a tax. If you transfer ownership to someone else, or if you surrender the policy or withdraw cash from it under a pro-rata surrender or a loan, you may have to pay a tax. Similarly, if you exchange the policy for another policy, you may owe a tax. (See Federal Tax Matters.)

In most circumstances, your policy will be a "modified endowment contract." In that event, some pre-death distributions (including loans) of cash will be taxable income. If there is more cash value in the policy than what you actually paid in premiums, you will be taxed on the excess in the year in which you receive a distribution. You may withdraw the amount that you paid into the policy without being taxed, but only after you have received the excess as taxable income. In addition, any taxable distribution that you receive before age 59 1/2 will generally be subject to an additional 10% tax.

On the other hand, if the policy is not a modified endowment contract, then distributions are normally treated first as a return of your "cost basis," or investment in the contract. In this case, you may withdraw up to the amount of the premiums you paid with no tax consequences. After that, any additional distributions are treated as taxable income. In addition, loans from the policy are generally not treated as distributions, so they are not considered taxable income. (However, the tax treatment of Policy Loans from a Policy that is not a modified endowment contract that are outstanding after the tenth Policy Year is uncertain.) Finally, if your policy is not a modified endowment contract, neither distributions or loans are subject to the 10% additional tax. (See Federal Tax Matters.)

Please note that General American is neither a law firm nor a tax adviser, so we cannot give you legal or tax advice. If you have specific legal or tax questions, we suggest that you consult a qualified professional in these fields.

                                    * * *

This Prospectus describes only those aspects of the Policy that relate to the Separate Account, except where General Account matters are specifically mentioned. For a brief summary of the aspects of the Policy relating to the General Account, see The General Account.

--------------------------------------------------------------------------------
                                 DEFINITIONS
--------------------------------------------------------------------------------

ATTAINED AGE - The Issue Age of the Insured plus the number of completed Policy Years.

BENEFICIARY - The person or persons named in the application or by later designation to receive Policy proceeds in the event of the Insured's death. A Beneficiary may be changed as set forth in the Policy and this Prospectus.

CASH VALUE - The total amount that a Policy provides for investment at any time. It is equal to the total of the amounts credited to the Owner in the Separate Account, the General Account, and the Loan Account.

CASH SURRENDER VALUE - The Cash Value of a Policy on the date of surrender, plus unearned cost of insurance charges from the date of surrender to the end of the Policy Month, less any Indebtedness.

DIVISION - A subaccount of the Separate Account. Each Division invests exclusively in the shares of a corresponding Fund.

FUND - A separate investment portfolio. Although sometimes referred to elsewhere as "portfolios," they are referred to in this prospectus as "Funds," except where "Portfolio" is part of their name.

GENERAL ACCOUNT - The assets of the Company other than those allocated to the Separate Account or any other separate account.

HOME OFFICE - The service office of General American Life Insurance Company, the mailing address of which is P.O. Box 14490, St. Louis, Missouri 63178.

INDEBTEDNESS - The sum of all unpaid Policy Loans and accrued interest on loans.

INSURED - The person whose life is insured under the Policy.

INVESTMENT START DATE - The date the initial premium is applied to the General Account or to the Divisions of the Separate Account. This date is the later of the Issue Date or the date the initial premium is received at General American's Home Office.

ISSUE AGE - The Insured's age at his or her nearest birthday as of the date the Policy is issued.

ISSUE DATE -- The effective date of the coverage under the Policy. This is the date from which Policy Anniversaries, Policy Years, and Policy Months are measured.

LOAN ACCOUNT - The account of the Company to which amounts securing Policy Loans are allocated.

LOAN SUBACCOUNT - A Loan Subaccount exists for the General Account and for each Division of the Separate Account. Any Cash Value transferred to the Loan Account will be allocated to the appropriate Loan Subaccount to reflect the origin of the Cash Value. At any point in time, the Loan Account will equal the sum of all the Loan Subaccounts.

MONTHLY ANNIVERSARY - The same date in each succeeding month as the Issue Date except that whenever the Monthly Anniversary falls on a date other than a Valuation Date, the Monthly Anniversary will be deemed the next Valuation Date. If any Monthly Anniversary would be the 29th, 30th, or 31st day of a month that does not have that number of days, then the Monthly Anniversary will be the last day of that month.

NET PREMIUM - The premium less the state tax charge and the federal tax charge.

OWNER - The Owner of a Policy, as designated in the application or as subsequently changed.

POLICY - The variable life insurance Policy offered by the Company and described in this Prospectus.

POLICY ANNIVERSARY - The same date each year as the Issue Date.

POLICY MONTH - A month beginning on the Monthly Anniversary.

POLICY YEAR - A period beginning on a Policy Anniversary and ending on the day immediately preceding the next Policy Anniversary.

PORTFOLIO - see Fund.

PRO-RATA SURRENDER - A requested reduction of both the death benefit and the Cash Value by a given percentage.

SEC - The United States Securities and Exchange Commission.

SEPARATE ACCOUNT - General American Separate Account Eleven, a separate investment account established by the Company to receive and invest the Net Premiums paid under the Policy, and certain other variable life policies, and allocated by the Owner to provide variable benefits.

VALUATION DATE - Each day that the New York Stock Exchange is open for trading.

VALUATION PERIOD - The period between two successive Valuation Dates, currently commencing at 4:00 p.m. (Eastern Standard Time) on a Valuation Date and ending 4:00 p.m. on the next succeeding Valuation Date.

--------------------------------------------------------------------------------
              THE COMPANY, THE SEPARATE ACCOUNT, AND THE FUNDS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 THE COMPANY
--------------------------------------------------------------------------------

General American Life Insurance Company ("General American" or "the Company") was originally incorporated as a stock company in 1933. In 1936, General American initiated a program to convert to a mutual life insurance company. In 1997, General American's policyholders approved a reorganization of the Company into a mutual holding company structure under which General American became a stock company wholly owned by GenAmerica Corporation, an intermediate stock holding company.


On January 6, 2000 The Metropolitan Life Insurance Company of New York ("MetLife") acquired GenAmerica Corporation, which became GenAmerica Financial Corporation. As a result of that transaction, General American became an indirect, wholly-owned subsidiary of MetLife.


Headquartered in New York City since 1868, MetLife is a leading provider of insurance and financial services to a broad spectrum of individual and group customers. The company provides individual insurance and investment products to approximately 9 million households in the United States. MetLife also serves over 33 million people by providing group insurance and investment products to corporations and other institutions.


General American is principally engaged in writing individual life insurance policies and annuity contracts. As of December 31, 2000, it had consolidated assets of approximately $25 billion. It is admitted to do business in 49 states, the District of Columbia, Puerto Rico, and in ten Canadian provinces. The principal offices of General American are located at 700 Market Street, St. Louis, Missouri 63101. The mailing address of General American's service center ("the Home Office") is P.O. Box 14490, St. Louis, Missouri 63178.


--------------------------------------------------------------------------------
                            THE SEPARATE ACCOUNT
--------------------------------------------------------------------------------

General American Life Insurance Company Separate Account Eleven ("the Separate Account") was established by General American as a separate investment account on January 24, 1985 under Missouri law. The Separate Account will receive and invest the Net Premiums paid under this Policy and allocated to it. In addition, the Separate Account currently receives and invests Net Premiums for other classes of variable life insurance policies and might do so for additional classes in the future.

The Separate Account has been registered with the SEC as a unit investment trust under the Investment Company Act of 1940 ("the 1940 Act") and meets the definition of a "separate account" under Federal securities laws. Registration with the SEC does not involve supervision of the management or investment practices or policies of the Separate Account or General American by the SEC.


The Separate Account is divided into multiple Divisions, although not all Divisions may be available for investment under the Policy. Divisions invest in corresponding Funds from one of several open-end, diversified management investment companies: General American Capital Company, American Century Variable Portfolios, J.P. Morgan Series Trust II, Fidelity Variable Insurance Products Fund, Fidelity Variable Insurance Products Fund II, Fidelity Variable Insurance Products Fund III, SEI Insurance Products Trust, Metropolitan Series Fund, Inc., New England Zenith Fund, Met Investors Fund, and Van Eck Worldwide Insurance Trust. Income and both realized and unrealized gains or losses from the assets of each Division of the Separate Account are credited to or charged against that Division without regard to income, gains, or losses from any other Division of the Separate Account or arising out of any other business General American may conduct.

Although the assets of the Separate Account are the property of General American, the assets in the Separate Account equal to the reserves and other liabilities of the Separate Account are not chargeable with liabilities arising out of any other business which General American may conduct. The assets of the Separate Account are available to cover the general liabilities of General American only to the extent that the Separate Account's assets exceed its liabilities arising under the Policies. From time to time, the Company may transfer to its General Account any assets of the Separate Account that exceed the reserves and the Policy liabilities of the Separate Account (which will always be at least equal to the aggregate Policy value allocated to the Separate

Account under the Policies). Before making any such transfers, General American will consider any possible adverse impact the transfer may have on the Separate Account.

--------------------------------------------------------------------------------
                                  THE FUNDS
--------------------------------------------------------------------------------

THERE IS NO ASSURANCE THAT ANY OF THE FUNDS WILL ACHIEVE ITS STATED OBJECTIVE. It is conceivable that in the future it may be disadvantageous for Funds to offer shares to separate accounts of various insurance companies to serve as the investment medium for their variable products or for both variable life and annuity separate accounts to invest simultaneously in a Fund. The Boards of Trustees of each Fund, the respective Advisors of each Fund, and the Company and any other insurance companies participating in the Funds are required to monitor events to identify any material irreconcilable conflicts that may possibly arise, and to determine what action, if any, should be taken in response to those events or conflicts. A more detailed description of the Funds, their investment policies, restrictions, risks, and charges is in the prospectuses for each Fund, which must accompany or precede this Prospectus and which should be read carefully.

The investment objectives and policies of certain Funds are similar to the investment objectives and policies of other portfolios that may be managed by the same investment adviser or manager. The investment results of the Funds, however, may differ from the results of such other portfolios. There can be no assurance, and no representation is made, that the investment results of any of the Funds will be comparable to the investment results of any other portfolio, even if the other portfolio has the same investment adviser or manager.

We may receive compensation from one or more of the Funds (or their affiliates) based upon an annual percentage of the average net assets we hold in the Fund. These amounts are intended to compensate us for administrative or other services we provide to the Funds or their affiliates.

--------------------------------------------------------------------------------
                      GENERAL AMERICAN CAPITAL COMPANY
--------------------------------------------------------------------------------

General American Capital Company ("the Capital Company") is an open-end, diversified management investment company which was incorporated in Maryland on November 15, 1985, and commenced operations on October 1, 1987. Only the Funds described in this section of the Prospectus are currently available as investment choices for this Policy even though additional Funds may be described in the prospectus for the Capital Company. Shares of Capital Company are currently offered to separate accounts established by General American Life Insurance Company and affiliates. The Capital Company's investment adviser is Conning Asset Management Company ("the Advisor"), an indirect, majority-owned subsidiary of General American. The adviser selects investments for the Funds.


The Capital Company's Asset Allocation Fund, Managed Equity Fund, Mid-Cap Equity Fund, and Small Cap Equity Fund are subadvised by State Street Research & Management. State Street is responsible for the day-to-day portfolio management of these funds.


The investment objectives and policies of each Fund are summarized below:

     S&P 500 INDEX FUND: The investment objective of this Fund is to provide investment results that parallel the price and yield performance of publicly-traded common stocks in the aggregate. The Fund uses the Standard & Poor's Composite Index of 500 Stocks ("the S&P Index") as its standard for performance comparison. The Fund attempts to duplicate the performance of the S&P Index and includes dividend income as a component of the Fund's total return. The Fund is not managed by Standard & Poor's.

     THE MONEY MARKET FUND: The investment objective of the Money Market
     Fund is to obtain the highest level of current income which is consistent with the preservation of capital and maintenance of liquidity. The Fund invests primarily in high-quality, short-term money market instruments. An investment in the Money Market Fund is neither insured nor guaranteed by the U. S. Government.

     BOND INDEX FUND: The investment objective of this Fund is to provide a rate of return that reflects the performance of the publicly-traded bond market as a whole. The Fund uses the Lehman Brothers
     Government/Corporate Bond Index as its standard for performance comparison.

     MANAGED EQUITY FUND: The investment objective of this Fund is long-term growth of capital, obtained by investing primarily in common stocks. Securing moderate current income is a secondary objective.

     ASSET ALLOCATION FUND: The investment objective of this Fund is a high rate of long-term total return composed of capital growth and income payments. Preservation of capital is the secondary objective and chief limit on investment risk. The Fund will invest only in those types of securities that the other Capital Company Funds may invest in. The Asset Allocation Fund invests in a combination of common stocks, bonds, or money market instruments in accordance with guidelines established from time to time by Capital Company's Board of Directors.

     INTERNATIONAL INDEX FUND: The investment objective of this Fund is to obtain investment results that parallel the price and yield performance of publicly-traded common stocks in the Morgan Stanley Capital International ("MSCI") Europe, Australia and Far East Index ("EAFE").

     MID-CAP EQUITY FUND: The investment objective of this Fund is capital appreciation. It pursues this objective by investing primarily in common stocks of United States-based, publicly traded companies with medium market capitalizations falling within the capitalization range of the S&P Mid-Cap 400 at the time of the Fund's investment.


     SMALL-CAP EQUITY FUND: The Small-Cap Equity Fund has changed from a passively managed to an actively managed fund. The fund's investment objective is to provide investors long-term growth of capital. The fund will invest primarily in small company value stocks.


--------------------------------------------------------------------------------
                    AMERICAN CENTURY VARIABLE PORTFOLIOS
--------------------------------------------------------------------------------

American Century Variable Portfolios, Inc., a part of American Century Investments, was organized as a Maryland corporation on June 4, 1987. It is a diversified, open-end management investment company. Its business and affairs are managed by its officers under the Direction of its Board of Directors. American Century Investment Management, Inc. serves as the investment manager of the fund.

The investment objective and policies of the Funds are summarized below:

     INCOME & GROWTH FUND: The investment objective of this Fund is to attain long-term growth of capital as well as current income. The Fund pursues a total return and dividend yield that exceed those of the S&P 500 by investing in stocks of companies with strong dividend growth potential. Dividends are paid monthly.

     INTERNATIONAL FUND: This Fund seeks capital growth over time by investing in common stocks of foreign companies considered to have better-than-average prospects for appreciation. Because the Fund invests in foreign securities, a higher degree of short-term price volatility, or risk, is expected due to factors such as currency fluctuation and political instability.

     VALUE FUND: This Fund is a core equity fund that seeks long-term capital growth. Income is a secondary objective. To pursue its objectives, the fund invests primarily in equity securities of well-established companies that are believed by management to be undervalued at the time of purchase. Please note that this is an equity investment and, by nature, may fluctuate in value.

--------------------------------------------------------------------------------
                         J.P. MORGAN SERIES TRUST II
--------------------------------------------------------------------------------

J.P. Morgan Series Trust II is an open-end diversified management investment company organized as a Delaware Business Trust. The Trust's investment adviser is J.P. Morgan Investment Management, Inc., a registered investment adviser and a wholly owned subsidiary of J.P. Morgan & Co., Incorporated, a bank holding company organized under the laws of Delaware.

The investment objective and policies of the Funds are summarized below:

     BOND PORTFOLIO: This Fund seeks to provide a high total return consistent with moderate risk of capital and maintenance of liquidity. The Fund is designed for investors who seek a total return over time that is higher than that generally available from a portfolio of short-term obligations while acknowledging the greater price fluctuation of longer-term instruments.

     SMALL COMPANY PORTFOLIO: The investment objective of this Fund is to provide high total return from a portfolio of equity securities of small companies. The Fund invests at least 65% of the value of its total assets in the common stock of small U.S. Companies primarily with market capitalizations less than $1 billion. The Fund is designed for investors who are willing to assume the somewhat higher risk of investing in small companies in order to seek a higher return over time than might be expected from a portfolio of stocks of large companies.

-------------------------------------------------------------------------------
                  FIDELITY VARIABLE INSURANCE PRODUCTS FUND
-------------------------------------------------------------------------------

Fidelity Variable Insurance Products Fund ("VIP") is an open-end, diversified management investment company organized as a Massachusetts business trust on November 13, 1981. Only the Funds described in this section of the Prospectus are currently available as investment choices for this Policy even though additional Funds may be described in the prospectus for VIP. VIP shares are purchased by insurance companies to fund benefits under variable insurance and annuity policies. Fidelity Management & Research Company ("FMR") of Boston, Massachusetts is the Funds' Manager.

The investment objectives and policies of each Fund are summarized below:

     EQUITY-INCOME PORTFOLIO: The investment objective of this Fund is income, obtained by investing primarily in income-producing equity securities. In choosing these securities, FMR will also consider the potential for capital appreciation. The Fund's goal is to achieve a yield which exceeds the composite yield on the securities comprising the Standard & Poor's Composite Index of 500 Stocks.

     GROWTH PORTFOLIO: The investment objective of this Fund is capital appreciation. The Fund normally purchases common stocks, although its investments are not restricted to any one type of security. Capital appreciation may also be obtained from other types of securities, including bonds and preferred stocks.

     OVERSEAS PORTFOLIO: The investment objective of this Fund is long-term growth of capital. The Fund invests primarily in foreign securities. The Overseas Portfolio provides a means for investors to diversify their own portfolios by participation in companies and economies outside of the United States.

     HIGH INCOME PORTFOLIO: The investment objective of this Fund is a high level of current income. The Fund seeks to fulfill the objective by investing primarily in high-yielding, lower-rated, fixed-income securities, while also considering growth of capital. Lower-rated securities, commonly referred to as "junk bonds," involve greater risk of default or price change than securities assigned a higher quality rating.

--------------------------------------------------------------------------------
                FIDELITY VARIABLE INSURANCE PRODUCTS FUND II
--------------------------------------------------------------------------------

Fidelity Variable Insurance Products Fund II ("VIP II") is an open-end, diversified management investment company organized as a Massachusetts business trust on March 21, 1988. Only the Fund described in this section of the Prospectus is currently available as an investment choice for this Policy even though additional Funds may be described in the prospectus for VIP II. VIP II shares are purchased by insurance companies to fund benefits under variable insurance and annuity policies. FMR is the Fund's manager.

The investment objective and policies of the Funds are summarized below:

     ASSET MANAGER: The investment objective of this Fund is to seek a high total return with reduced risk over the long-term by allocating its assets among domestic and foreign stocks, bonds, and short-term fixed income instruments.

--------------------------------------------------------------------------------
                FIDELITY VARIABLE INSURANCE PRODUCTS FUND III
--------------------------------------------------------------------------------

Fidelity Variable Insurance Products Fund III ("VIP III") is an open-end, diversified management investment company organized as a Massachusetts business trust. Only the Fund described in this section of the Prospectus is currently available as an investment choice for this Policy even though additional Funds may be described in the prospectus for VIP III. VIP III shares are purchased by insurance companies to fund benefits under variable insurance and annuity policies. FMR is the Fund's manager.

The investment objective and policies of the Fund are summarized below:

     MID CAP EQUITY FUND: This Fund seeks long-term capital growth by investing primarily in common stocks, with at least 65% of total assets in securities of companies with medium market capitalizations, similar to those in the S&P MidCap 400. The fund may potentially invest in domestic and foreign companies with smaller or larger market capitalizations, investing in either "growth" or "value" stocks or both. The fund selects investments by using fundamental analysis of each issuer's financial condition and industry position and market and economic conditions.

-------------------------------------------------------------------------------
                      VAN ECK WORLDWIDE INSURANCE TRUST
-------------------------------------------------------------------------------

Van Eck Worldwide Insurance Trust ("Van Eck") is an open-end management investment company organized as a Massachusetts business trust on January 7, 1987. Only the Funds described in this section of the Prospectus is currently available as an investment choice for this Policy even though additional Funds may be described in the prospectus for Van Eck. Shares of Van Eck are offered only to separate accounts of various insurance companies to support benefits of variable insurance and annuity policies. The assets of Van Eck are managed by Van Eck Associates Corporation of New York, New York.

The investment objectives and policies of the Fund are summarized below:

     WORLDWIDE HARD ASSETS FUND: The investment objective of the Fund is to seek long-term capital appreciation by investing in equity and debt securities of companies engaged in the exploration, development, production, and distribution of one or more of the following: (i) precious metals, (ii) ferrous and non-ferrous metals, (iii) oil and gas, (iv) forest products, (v) real estate, and (vi) other basic non-agricultural commodities (together, "Hard Assets"). Current income is not an objective.

     WORLDWIDE EMERGING MARKETS FUND: The investment objective of this Fund is to obtain long-term capital appreciation by investing in equity securities in emerging markets around the world. The Fund emphasizes primarily investment in countries that, compared to the world's major economies, exhibit relatively low gross national product per capita, as well as the potential for rapid economic growth.

--------------------------------------------------------------------------------
                        SEI INSURANCE PRODUCTS TRUST
--------------------------------------------------------------------------------

SEI Investments is a publicly-traded, diversified financial services firm dedicated to helping investors more effectively manage their financial assets. SEI Investments was incorporated in Pennsylvania in 1968 under the original name of Simulated Environments, Inc. SEI Investments Management Corporation (SIMC), SEI Investments Distribution Company (SIDCO), and SEI Trust Company are the principal wholly-owned subsidiaries of SEI Investments. SIMC is an investment advisor registered with the Securities and Exchange Commission (SEC) under the Investment Advisers Act of 1940. SIDCO is a broker-dealer registered with the SEC under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc.

SEI Insurance Products Trust is a mutual fund family that offers shares in separate investment portfolios (Funds). The Funds have individual investment goals and strategies and are designed exclusively as funding vehicles for variable life insurance and variable annuity contracts. SEI Investments Management Corporation is the Investment Adviser to SEI Insurance Products Trust.

The investment objectives and policies of the Funds are summarized below.

     LARGE CAP VALUE FUND: This Fund invests primarily in common stocks of U.S. Companies with market capitalizations of more than $1 billion. The Fund uses a multi-manager approach, relying on Sub-Advisers to manage the Fund's portfolio under the general supervision of SIMC. Each Sub-Adviser, in managing its portions of the Funds' assets, selects stocks it believes are undervalued in light of such fundamental characteristics as earnings, book value or return on equity. The Fund's portfolio is diversified as to issuers and industries.

     LARGE CAP GROWTH FUND: This Fund invests primarily in common stocks of U.S. companies with market capitalizations of more than $1 billion. The Fund uses a multi-manager approach, relying on Sub-Advisers to manage the Fund's portfolio under the general supervision of SIMC. Each Sub-Adviser, in managing its portion of the Fund's assets, selects stocks it believes have significant growth potential in light of such characteristics as revenue and earnings growth and positive earnings surprises. The Fund's portfolio is diversified as to issuers and industries.

     SMALL CAP VALUE FUND: This Fund invests primarily in common stocks of U.S. Companies with market capitalizations of less than $2 billion. The Fund uses a multi-manager approach, relying on Sub-Advisers to manage the Fund's portfolio under the general supervision of SIMC. Each Sub-Adviser, in managing its portions of the Funds' assets, selects stocks it believes are undervalued in light of such fundamental characteristics as earnings, book value or return on equity. The Fund's portfolio is diversified as to issuers and industries.

     SMALL CAP GROWTH FUND: This Fund invests primarily in common stocks of U.S. companies with market capitalizations of less than $2 billion. The Fund uses a multi-manager approach, relying on Sub-Advisers to manage the Fund's portfolio under the general supervision of SIMC. Each Sub-Adviser, in managing its portion of the Fund's assets, selects stocks it believes have significant growth potential in light of such characteristics as revenue and earnings growth and positive earnings surprises. The Fund's portfolio is diversified as to issuers and industries.

     INTERNATIONAL EQUITY FUND: This Fund invests primarily in common stocks and other equity securities of foreign companies. The Fund uses a multi-manager approach, relying on Sub-Advisers to manage the Fund's portfolio under the general supervision of SIMC. The Fund's portfolio is diversified as to issuers, markets capitalization, industry and country. The Fund primarily invests in companies located in developed countries, but may also invest in companies located in emerging markets.

     EMERGING MARKETS EQUITY FUND: This Fund invests primarily in common stocks and other equity securities of foreign companies located in emerging markets countries. The fund uses a multi-manager approach, relying on Sub-Advisers to manage the Fund's portfolio under the general supervision of SIMC. The Fund is diversified as to issuers, market capitalization, industry and country.

     CORE FIXED INCOME FUND: This Fund invests primarily in investment grade U.S. corporate and government fixed income securities, including mortgage-backed securities. The Fund uses a multi-manager approach, relying on Sub-Advisers to manage the Fund's portfolio under the general supervision of SIMC. Sub-Advisers are selected for their expertise in managing various kinds of fixed income securities, and each Sub-Adviser makes investment decisions based on an analysis of yield trends, credit ratings and other factors in accordance with its particular discipline. While each Sub-Adviser chooses securities of different types and maturities, the Fund in the aggregate generally will have a dollar-weighted average duration that is consistent with that of the broad U.S. fixed income market.

     HIGH YIELD BOND FUND: This Fund invests primarily in fixed income securities rated below investment grade ("junk bonds"), including corporate bonds and debentures, convertible and preferred securities, and zero coupon obligations. The Sub-Adviser chooses securities that offer a high current yield as well as total return potential. The Fund's securities are diversified as to issuers and industries. The Fund's average weighted maturity may vary, and will generally not exceed ten years. There is no limit on the maturity or on the credit quality of any security.

     INTERNATIONAL FIXED INCOME FUND: This Fund invests primarily in foreign government, corporate, and mortgage-backed securities. In selecting investments for the Fund, the Sub-Adviser chooses investment grade securities issued by corporations and governments located in various developed foreign countries, looking for opportunities for capital appreciation and gain, as well as current income. There are no restrictions on the Fund's average portfolio maturity or on the maturity of any specific security.

     EMERGING MARKETS DEBT FUND: This Fund invests primarily in U.S. dollar denominated debt securities of government, government-related and corporate issuers in emerging markets countries, as well as entities organized to restructure the outstanding debt of such issuers. The Sub-Advisor will spread the Fund's holdings across a number of countries and industries to limit its exposure to a single emerging market economy. There are no restrictions on the Fund's average portfolio maturity, or on the maturity of any specific security. There is no minimum rating standard for the Fund's securities, and the Fund's securities will generally be in the lower or lowest rating categories.

--------------------------------------------------------------------------------
                          METROPOLITAN SERIES FUND
--------------------------------------------------------------------------------

The Metropolitan Series Fund, Inc. is a "series" type of mutual fund, which is registered as an open-end management investment company under the 1940 Act. The fund is divided into Portfolios, each of which represents a different class of stock in which a corresponding investment division of Separate Account UL invests. Separate Account UL was established under New York law on December 13, 1988. It is registered as a unit investment trust under the Investment Company Act of 1940.


MetLife Advisers, LLC serves as the investment adviser to the Metropolitan Series Fund. MetLife Advisers oversees and recommends the hiring or replacement of its subadvisers and is ultimately responsible for the investment performance of these Funds.


The investment objectives and policies of the Funds available under your Policy are summarized below:

     JANUS MID CAP PORTFOLIO: The Portfolio seeks long-term growth of capital. It normally invests at least 65% of its total assets in common stocks of medium capitalization companies selected for their growth potential. The portfolio manager defines medium capitalization ("mid-cap") companies as those whose market capitalization falls within the range of companies included in the S&P MidCap 400 Index at the time of the purchase. The Portfolio is non-diversified, so that it can own larger positions in a smaller number of issuers. This means that appreciation or depreciation of a single investment can have a greater impact on the Portfolio's share price. The portfolio manager generally takes a "bottom up" approach to building the Portfolio by identifying the companies with earnings growth potential that may not be recognized by the market at large, without regard to any industry sector or other similar selection procedure.


     JANUS GROWTH PORTFOLIO: The Portfolio seeks long-term growth of capital. It invests primarily in common stocks selected for their growth potential. The Portfolio may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies. It may invest without limit in foreign equity and debt securities and less than 35% of its net assets in high-yield/high-risk bonds. The portfolio manager applies a "bottom up" approach in choosing investments. In other words, he looks for companies with earnings growth potential one at a time. If the portfolio manager is unable to find such investments, a significant portion of the Portfolio's assets may be in cash or similar investments.


     T. ROWE PRICE LARGE CAP GROWTH PORTFOLIO: This Portfolio seeks long-term growth of capital, with dividend income as a secondary goal. It normally invests at least 65% of its total assets in a diversified group of large capitalization growth companies. The portfolio managers define large capitalization ("large-cap") companies as those whose market capitalization falls within the range of the largest 300 companies included in the Russell 3000 Index at the time of the purchase. The Portfolio generally looks for companies with above-average growth in earnings and cash flow; the ability to sustain earnings momentum even during economic slowdowns by operating in industries or service sectors where earnings and dividends can outpace inflation and the overall economy; or that have a lucrative niche in the economy where profit margins widen due to economic factors (rather than one-time events such as lower taxes). The Portfolio expects to invest in common stocks of companies that normally (but not always) pay dividends that are generally expected to rise in future years as earnings rise.

     T. ROWE PRICE SMALL CAP GROWTH PORTFOLIO: The investment objective of this Portfolio is long-term capital growth. The Portfolio normally invests at least 65% of its total assets in a diversified group of small capitalization companies. The portfolio manager defines small capitalization ("small cap") companies as those whose market capitalization falls within the range of companies included in the bottom 10% of the S&P 500 Index at the time of the purchase. The Portfolio expects to invest primarily in common stocks and convertible securities of companies in the development stage of their corporate life cycle with potential to achieve long-term earnings growth faster than the overall market.


--------------------------------------------------------------------------------
                         MET INVESTORS SERIES TRUST
--------------------------------------------------------------------------------

Met Investors Series Trust is an open-end management company that offers a selection of twenty three managed investment Portfolios or mutual funds, one of which is offered through the Policy. Met Investors Advisory Corp. (formerly known as Security First Investment Management Corp.) has overall responsibility for the general management and administration of all of the Portfolios.

         PIMCO INNOVATION PORTFOLIO: The Portfolio seeks capital appreciation, with no consideration given to income. It seeks to achieve its investment objective by normally investing at least 65% of its assets in common stocks of companies which utilize new, creative or different, or "innovative," technologies to gain a strategic competitive advantage in their industry, as well as companies that provide and service those technologies. The Portfolio identifies its investment universe of technology-related companies by reference to classifications made by independent firms, such as Standard & Poor's (for example, companies classified as "Information Technology" companies) and by identifying companies that derive a substantial portion of their revenues from the manufacture, sale and/or service of technological products. Although the Portfolio emphasizes companies which utilize technologies, it is not required to invest exclusively in companies in a particular business sector or industry. The Portfolio may invest a substantial portion of its assets in the securities of smaller capitalization companies with total assets in excess of $200 million, and may invest in initial public offerings (IPO's). The Portfolio may invest up to 35% of its assets in foreign equity securities, including American Depositary Receipts, and may invest in securities of emerging market countries.

--------------------------------------------------------------------------------
                           NEW ENGLAND ZENITH FUND
--------------------------------------------------------------------------------


New England Zenith Fund is an open-end diversified management investment company, more commonly known as a mutual fund, consisting of multiple investment portfolios, known as the Series. MetLife Advisers (formerly New England Investment Management, Inc.) serves as the investment adviser to the Series. MetLife Advisers oversees and recommends the hiring or replacement of its subadvisers and is ultimately responsible for the investment performance of these Funds.


The investment objectives and policies of the Fund available under your Policy are summarized below:

     ALGER EQUITY GROWTH SERIES: Alger invests Equity Growth's assets primarily in growth stocks. Alger will ordinarily invest at least 65% of Equity Growth's total assets in equity securities of issues with market capitalization of $1 billion or greater. Alger seeks out and invests primarily in companies that are traded on domestic stock exchanges or in the domestic over-the-counter market. The companies Alger chooses for the portfolio of the Series may still be in the development stage. They may be older companies that appear to be entering a new stage of growth progress due to factors like management changes or development of new technologies, products or markets, or may be companies providing products or services with a high unit volume growth rate. Alger focuses on fundamental characteristics of individual companies and does not allocate assets based on specific industry sectors.


     HARRIS OAKMARK MID CAP VALUE SERIES: The Portfolio's investment objective is long-term capital appreciation. The fund invests primarily in common stocks of U.S. companies. It is a "non-diversified fund" which means that it may hold at any one time securities of fewer issuers compared to a "diversified fund." The fund may hold as few as 12 securities, but generally will have 15 to 20 securities in its portfolio. The manager will normally invest at least 65% of the Portfolio's assets in equity securities of companies with public stock market capitalizations within the range considered to be mid-cap stocks by Morningstar, Inc. The fund may invest up to 25% of its assets in fixed-income securities, including investment grade securities and high-yield debt.


--------------------------------------------------------------------------------
             ADDITION, DELETION, OR SUBSTITUTION OF INVESTMENTS
--------------------------------------------------------------------------------

The Company reserves the right, subject to compliance with applicable law, to make additions to, deletions from, or substitutions for the shares that are held by the Separate Account or that the Separate Account may purchase. The Company reserves the right to eliminate the shares of any of the Funds and to substitute shares of another Fund or of another registered open-end investment company if the shares of a Fund are no longer available for investment or if in its judgment further investment in any Fund becomes inappropriate in view of the purposes of the Separate Account. The Company will not substitute any shares attributable to an Owner's interest in a Division of the Separate Account without notice to the Owner and prior approval of the SEC, to the extent required by the 1940 Act or other applicable law. Nothing contained in this Prospectus shall prevent the Separate Account from purchasing other securities for other series or classes of policies, or from permitting a conversion between series or classes of policies on the basis of requests made by Owners.

The Company also reserves the right to establish additional Divisions of the Separate Account, each of which would invest in a new Fund with a specified investment objective. New Divisions may be established when, in the sole discretion of the Company, marketing needs or investment conditions warrant. Any new Division will be made available to existing Owners on a basis to be determined by the Company. To the extent approved by the SEC, the Company may also eliminate or combine one or more Divisions, substitute one Division for another Division, or transfer assets between Divisions if, in its sole discretion, marketing, tax, or investment conditions warrant.

In the event of a substitution or change, the Company may, if it considers it necessary, make such changes in the Policy by appropriate endorsement and offer conversion options required by law, if any. The Company will notify all Owners of any such changes.

If deemed by the Company to be in the best interests of persons having voting rights under the Policy, and to the extent any necessary SEC approvals or Owner votes are obtained, the Separate Account may be: (a) operated as a management company under the 1940 Act; (b) de-registered under that Act in the event such registration is no longer required; or (c) combined with other separate accounts of the Company. To the extent permitted by applicable law, the Company may also transfer the assets of the Separate Account associated with the Policy to another separate account.

--------------------------------------------------------------------------------
                               POLICY BENEFITS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                DEATH BENEFIT
--------------------------------------------------------------------------------

As long as the Policy remains in force (See Payment and Allocation of Premiums - Premium Default and Reinstatement), the Company will, upon receipt of proof of the Insured's death at its Home Office, pay the policy proceeds in a lump sum. The amount of the death benefit payable will be determined at the end of the Valuation Period during which the Insured's death occurred. The policy proceeds will be paid to the surviving Beneficiary or Beneficiaries specified in the application or as subsequently changed.

AMOUNT OF DEATH BENEFIT. On the Issue Date, the death benefit is the initial death benefit as shown in the Policy. After the Issue Date and prior to the Insured reaching Attained Age 100, the death benefit is equal to the Cash Value on the date of death multiplied by the applicable Attained Age factor shown in the Policy. The factors in the Policy are exact for Policy Anniversaries. For any other date, we calculate the factor by straight line interpolation, or assuming that the difference between Policy Anniversary values occurs in equal increments each month. The resulting value is the death benefit A list of sample Attained Age factors is shown in the Sample Attained Age Factor Table below.

At Attained Age 100 and above, the death benefit is 101% of the Cash Value (100% if required by state law).

----------------------------------------------------
                   DEATH BENEFIT
         SAMPLE ATTAINED AGE FACTOR TABLE
                 NON-SMOKER RATES

----------------------------------------------------
INSURED ATTAINED     MALE LIVES      FEMALE LIVES
       AGE             FACTOR           FACTOR
----------------------------------------------------
       35              4.3267           4.8520
----------------------------------------------------
       40              3.6574           4.1052
----------------------------------------------------
       45              3.1018           3.4898
----------------------------------------------------
       50              2.6430           2.9790
----------------------------------------------------
       55              2.2664           2.5552
----------------------------------------------------
       60              1.9629           2.2033
----------------------------------------------------
       65              1.7206           1.9091
----------------------------------------------------
       70              1.5315           1.6724
----------------------------------------------------
       75              1.3865           1.4809
----------------------------------------------------
       80              1.2805           1.3373
----------------------------------------------------
       85              1.2015           1.2310
----------------------------------------------------
       90              1.1454           1.1563
----------------------------------------------------
       95              1.0892           1.0906
----------------------------------------------------

PAYMENT OF THE POLICY PROCEEDS. The policy proceeds will ordinarily be paid in a lump sum within seven days after the Company receives all documentation required for such a payment. Payment may, however, be postponed in certain circumstances. (See General Matters - Postponement of Payment from the Separate Account.) The death benefit will be increased by unearned cost of insurance charges from the date of death to the end of the Policy Month, and reduced by any outstanding Indebtedness. (See General Matters - Additional Insurance Benefits, and Charges and Deductions.) The Company will pay interest on the death benefit from the date of the Insured's death to the date of payment. Interest will be at an annual rate determined by the Company, but will never be less than the guaranteed rate of 4%. Provisions for settlement of proceeds other than a lump sum payment may only be made upon written agreement with the Company.

-------------------------------------------------------------------------------
                                 CASH VALUE
-------------------------------------------------------------------------------

The Cash Value of the Policy is equal to the total of the amounts credited to the Owner in the Separate Account, the General Account, and the Loan Account (securing Policy Loans). The Policy's Cash Value in the Separate Account will reflect the investment performance of the chosen Divisions of the Separate Account as measured by each Division's Net Investment Factor (defined below), the frequency and amount of Net Premiums paid, transfers, loans and the charges assessed in connection with the Policy. An Owner may at any time surrender the Policy and receive the Policy's Cash Surrender Value. (See Policy Rights - Surrender and Pro-Rata Surrender.) The Policy's Cash Value in the Separate Account equals the sum of the Policy's Cash Values in each Division. There is no guaranteed minimum Cash Value.

DETERMINATION OF CASH VALUE. For each Division of the Separate Account, the Cash Value is determined on each Valuation Date. On the Investment Start Date, the Cash Value in a Division will equal the portion of the initial Net Premium allocated to the Division, reduced by the portion of the monthly deduction(s) due from the Issue Date through the Investment Start Date charged to the Division. (See Payment and Allocation of Premiums.) Thereafter, on each Valuation Date, the Cash Value in a Division of the Separate Account will equal:

     (1) The Cash Value in the Division on the preceding Valuation Date, multiplied by the Division's Net Investment Factor (defined below) for the current Valuation Period; plus

     (2) Any Net Premium payments received during the current Valuation Period which are allocated to the Division; plus

     (3) Any loan repayments allocated to the Division during the current Valuation Period; plus

     (4) Any amounts transferred to the Division from the General Account or from another Division during the current Valuation Period; plus

     (5) That portion of the interest credited on outstanding loans which is allocated to the Division during the current Valuation Period; minus

     (6) Any amounts transferred from the Division to the General Account, Loan Account, or to another Division during the current Valuation Period (including any transfer charges); minus

     (7) Any withdrawal due to a Pro-Rata Surrender from the Division during the current Valuation Period; minus

     (9) (8) If a Monthly Anniversary occurs during the current Valuation Period, the portion of the monthly deduction allocated to the Division during the current Valuation Period (See Charges and Deductions.).

For a description of the Cash Value in the General Account, see The General Account. For a description of the Cash Value in the Loan Account, see Policy Rights - Loans.

NET INVESTMENT FACTOR: The Net Investment Factor measures the investment performance of a Division during a Valuation Period. The Net Investment Factor for each Division for a Valuation period is calculated as follows:

     (1) The value of the assets at the end of the preceding Valuation Period; plus

     (2) The investment income and capital gains, realized or unrealized, credited to the assets in the Valuation Period for which the Net Investment Factor is being determined; minus

     (3) The capital losses, realized or unrealized, charged against those assets during the Valuation Period; minus

     (4) Any amount charged against each Division for taxes, including any tax or other economic burden resulting from the application of the tax laws determined by the Company to be properly attributable to the Divisions of the Separate Account, or any amount set aside during the Valuation Period as a reserve for taxes attributable to the operation or maintenance of each Division; divided by

     (5) The value of the assets at the end of the preceding Valuation Period.

--------------------------------------------------------------------------------
                                POLICY RIGHTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                    LOANS
--------------------------------------------------------------------------------

LOAN PRIVILEGES. The Owner may, by written request to General American, borrow an amount up to the Loan Value of the Policy, with the Policy serving as sole security for such loan. A loan taken from, or secured by, a Policy may have Federal income tax consequences. (See Federal Tax Matters.)

The Loan Value is the Cash Value of the Policy on the date the loan request is received, less interest to the next loan interest due date, less anticipated monthly deductions to the next loan interest due date, less any existing loan, plus interest expected to be earned on the loan balance to the next loan interest due date. Policy Loan interest is payable on each Policy Anniversary.

The minimum amount that may be borrowed is $500. The loan may be completely or partially repaid at any time while the Insured is living. Any amount due to an Owner under a Policy Loan ordinarily will be paid within seven days after General American receives the loan request at its Home Office, although payments may be postponed under certain circumstances. (See General Matters - Postponement of Payments from the Separate Account.)

When a Policy Loan is made, Cash Value equal to the amount of the loan plus interest due will be transferred to the Loan Account as security for the loan. A Loan Subaccount exists within the Loan Account for the General Account and each Division of the Separate Account. Amounts transferred to the Loan Account to secure Indebtedness are allocated to the appropriate Loan Subaccount to reflect its origin. Unless the Owner requests a different allocation, amounts will be transferred from the Divisions of the Separate Account and the General Account in the same proportion that the Policy's Cash Value in each Division and the General Account, if any, bears to the Policy's total Cash Value, less the Cash Value in the

Loan Account, at the end of the Valuation Period during which the request for a Policy Loan is received. This will reduce the Policy's Cash Value in the General Account and Separate Account. These transactions will not be considered transfers for purposes of the limitations on transfers between Divisions or to or from the General Account.

The Cash Value in the Loan Account on the Investment Start Date is zero. On any other Valuation Date, the Cash Value in the Loan Account is:
* the Cash value in the Loan Account on the preceding Valuation Date, with interest; plus
* any amount transferred to the Loan Account from the General Account or from the Divisions of the Separate Account on that day; minus
* any loan repayments on that day; plus
* if that day is a Policy Anniversary, an amount due to cover any unpaid loan interest due.

Cash Value in the Loan Account is expected to earn interest at a rate ("the earnings rate") which is lower than the rate charged on the Policy Loan ("the borrowing rate"). Cash Value in the Loan Account will accrue interest daily at an annual earnings rate of 4%.

Interest credited on the Cash Value held in the Loan Account will be allocated to the General Account and the Divisions of the Separate Account at least annually, in the same proportion that the Cash Value in each Loan Subaccount bears to the Cash Value in the Loan Account.

INTEREST CHARGED. The borrowing rate we charge for Policy Loan interest will be based on the following schedule:

              FOR LOANS              ANNUAL
         OUTSTANDING DURING       INTEREST RATE
         Policy Years  1-10           4.50%
         Policy Years  11+            4.25%

General American will inform the Owner of the current borrowing rate when a Policy Loan is requested.

Policy Loan interest is due and payable annually on the earliest of:
* the next Policy Anniversary;
* the date of termination of the Policy;
* the date the loan is repaid in full; or
* the date the loan plus loan interest accrued exceeds the cash value.

If the Owner does not pay the interest when it is due, the unpaid loan interest will be added to the outstanding Indebtedness as of the due date and will be charged interest at the same rate as the rest of the Indebtedness. (See Effect of Policy Loans below.) The amount of Policy Loan interest which is transferred to the Loan Account will be deducted from the Divisions of the Separate Account and from the General Account in the same proportion that the portion of the Cash Value in each Division and in the General Account, respectively, bears to the total Cash Value of the Policy minus the Cash Value in the Loan Account.

EFFECT OF POLICY LOANS. Whether or not a Policy Loan is repaid, it will permanently affect the Cash Value and the amount of the death benefit. The collateral for the loan (the amount held in the Loan Account) does not participate in the performance of the Separate Account while the loan is outstanding. If the Loan Account earnings rate is less than the investment performance of the selected Division(s), the Cash Value and the death benefit will be lower as a result of the Policy Loan. Conversely, if the Loan Account earnings rate is higher than the investment performance of the Division(s), the Cash Value and death benefit may be higher.

In addition, if the Indebtedness (See Definitions) exceeds the Cash Surrender Value on any Monthly Anniversary, the Policy will lapse. A lapsed Policy, however, may later be reinstated subject to certain limitations. (See Payment and Allocation of Premiums - Premium Default and
Reinstatement.)

Any outstanding Indebtedness will be deducted from the proceeds payable upon the death of the Insured or the surrender of the Policy. Upon a complete surrender or lapse of any Policy, if the amount received plus the amount of outstanding Indebtedness exceeds the total investment in the Policy, the excess will generally be treated as ordinary income subject to tax. (See Federal Tax Matters.)

REPAYMENT OF INDEBTEDNESS. A Policy Loan may be repaid in whole or in part at any time prior to the death of the Insured and as long as a Policy is in force. When a loan repayment is made, an amount securing the Indebtedness in the Loan Account equal to the loan repayment will be transferred to the Divisions of the Separate Account and the General Account in the same proportion that the Cash Value in each Loan Subaccount bears to Cash Value in the Loan Account. Amounts paid while a Policy Loan is outstanding will be treated as premiums unless the Owner requests in writing that they be treated as repayment of Indebtedness.

If you fail to make repayments when the total loan and loan interest due would exceed the cash value, your policy will terminate. We will allow you a grace period for such payment of loans and loan interest due. If the loan and loan interest due at the end of the grace period still exceed the cash value, the policy becomes void at the end of the grace period. We will mail notice to your last known address, and that of any assignee of record. This grace period will expire 62 days from the Monthly Anniversary immediately before the date the total loan and loan interest exceeds the cash value less any surrender charges, or 31 days after such notice has been mailed, if later.

--------------------------------------------------------------------------------
                      SURRENDER AND PRO-RATA SURRENDER
--------------------------------------------------------------------------------

At any time during the lifetime of the Insured and while a Policy is in force, the Owner may surrender the Policy by sending a written request to the Company. The amount available for surrender is the Cash Surrender Value at the end of the Valuation Period during which the surrender request is received at the Company's Home Office. Amounts payable from the Separate Account upon surrender or Pro-Rata Surrender will ordinarily be paid within seven days of receipt of the written request. (See General Matters - Postponement of Payments from the Separate Account.)

SURRENDERS. To effect a surrender, either the Policy itself must be returned to the Company along with the request, or the request must be accompanied by a completed affidavit of loss, which is available from the Company. Upon surrender, the Company will pay the Cash Surrender Value to the Owner in a single sum. The Cash Surrender Value equals the Cash Value on the date of surrender, plus unearned cost of insurance charges, less any Indebtedness. The Company will determine the Cash Surrender Value as of the date that an Owner's written request is received at the Company's Home Office. Coverage under a Policy will terminate as of the date of surrender. The Insured must be living at the time of a surrender. A surrender may have Federal income tax consequences. (See Federal Tax Matters.)

PRO-RATA SURRENDER. After the first Policy Year, an Owner can make a Pro-Rata Surrender of the Policy. The Pro-Rata Surrender will reduce the death benefit and the Cash Value by a percentage chosen by the Owner. This percentage may be any whole number. A Pro-Rata Surrender may have Federal income tax consequences. (See Federal Tax Matters.) The percentage will be applied to the death benefit and the Cash Value effective on the date we receive the request.

The Owner may allocate the amount of decrease in Cash Value among the Divisions of the Separate Account and the General Account. If no allocation is specified, then the decrease in Cash Value will be allocated among the Divisions of the Separate Account and the General Account in the same proportion that the Policy's Cash Value in each Division and the General Account bears to the total Cash Value of the Policy, less the Cash Value in the Loan Account, on the date the request for Pro-Rata Surrender is received.

A Pro-Rata Surrender will not be processed for less than $500 or if it will reduce the Cash Value below $10,000. No Pro-Rata Surrender will be processed for more Cash Surrender Value than is available on the date of the Pro-Rata Surrender. A cash payment will be made to the Owner for the amount of Cash Value reduction.

--------------------------------------------------------------------------------
                                  TRANSFERS
--------------------------------------------------------------------------------

Under General American's current practices, a Policy's Cash Value, except amounts credited to the Loan Account, may be transferred among the Divisions of the Separate Account and between the General Account and the Separate Account. Transfers to and from the General Account are subject to restrictions (See The General Account). Requests for transfers from or among Divisions of the Separate Account may be made in writing or by telephone. Transfers from or among the Divisions of the Separate Account must be in amounts of at least $500 or, if smaller, the Policy's Cash Value in a Division. The first twelve requested transfers in a policy year will be allowed free of charge. Thereafter, the Company will impose a charge of $25 for each requested transfer. General American ordinarily will make transfers and determine all values in connection with transfers as of the end of the Valuation Period during which the transfer request is received.

All requests received on the same Valuation Date will be considered a single transfer request. Each transfer must meet the minimum requirement of $500 or the entire Cash Value in a Division, whichever is smaller. Where a single transfer request calls for more than one transfer, and not all of the transfers would meet the minimum requirements, General American will make those transfers that do meet the requirements. Transfers resulting from Policy Loans will not be counted for purposes of the limitations on the amount or frequency of transfers allowed in each Policy Month or Policy Year.

Although General American currently intends to continue to permit transfers for the foreseeable future, the Policy provides that General American may at any time revoke, modify, or limit the transfer privilege, including the minimum amount transferable, the maximum General Account allocation percent, and the frequency of such transfers.

--------------------------------------------------------------------------------
                           RIGHT TO EXAMINE POLICY
--------------------------------------------------------------------------------

The Owner may cancel a Policy within 20 days after receiving it (30 days if the Owner is a resident of California and is age 60 or older) or within 45 days after the application was signed, whichever is later. If a Policy is canceled within this time period, it will be void from the beginning. Where permitted, General American will refund the sum of:
1. the difference between the premiums paid and the net premiums allocated to the Separate Account;
2.  the cash values of the Divisions of the Separate Account; and
3.  any charges deducted from the Cash Value of the Separate Account.

In such cases, during the Right to Examine period we will invest your Net Premiums in the Divisions of the Separate Account that the Owner has selected.

In any jurisdiction in which we are required to refund the total premiums paid, we will hold the Net Premium in the money market fund until the end of the Right to Examine period. At the end of the Right to Examine period, we will transfer the cash value to the Divisions of the Separate Account that the Owner has selected.

To cancel the Policy, the Owner should mail or deliver the Policy to either General American or the agent who sold it. A refund of premiums paid by check may be delayed until the Owner's check has cleared the bank upon which it was drawn. (See General Matters - Postponement of Payments from the Separate Account.)

--------------------------------------------------------------------------------
                     PAYMENT AND ALLOCATION OF PREMIUMS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            ISSUANCE OF A POLICY
--------------------------------------------------------------------------------

Individuals wishing to purchase a Policy must complete an application and submit it to an authorized registered agent of General American or to General American's Home Office. A Policy will generally be issued to Insureds of Issue Ages 30 through 80 for all risk classes, and to Insureds of Issue Ages 81 through 90 for non-smokers in the standard risk class. General American may, in its sole discretion, issue Policies to individuals falling outside of those Issue Ages. Acceptance of an application is subject to General American's underwriting rules and General American reserves the right to reject an application for any reason.

The Issue Date is determined by General American in accordance with its standard underwriting procedures for variable life insurance policies. The Issue Date is used to determine Policy Anniversaries, Policy Years, and Policy Months. Insurance coverages under a Policy will not take effect until the Policy has been delivered and the initial premium has been paid prior to the Insured's death and prior to any change in health as shown in the application.

--------------------------------------------------------------------------------
                                  PREMIUMS
--------------------------------------------------------------------------------

When applying for the Policy, you determine the amount of the premium for the first Policy Year and succeeding Policy Years. The amount of the premiums is shown in the Policy.

The initial premium is due on the Issue Date, and may be paid to an authorized registered agent of General American or to General American at its Home Office. Premiums are payable in the amount shown in the Policy for each Policy Year. You may make each year's scheduled premium payment in a lump sum or in installments at any time during the Policy Year.

If a Policy is in the intended Owner's possession but the initial premium has not been paid, the Policy is not in force. The intended Owner is deemed to have the Policy for inspection only.

PREMIUM LIMITATIONS. When you apply for the policy, you determine the amount of the premium that you plan to pay each year. The first year's scheduled premium must be at least $20,000. The scheduled premium for future years does not have to be level - it may be different from year to year to meet your anticipated needs.

After you pay the initial premium, you make future premium payments according to the schedule that you established. The scheduled premiums are shown on the policy specifications page. We will send you a bill based on your schedule. You may make each year's scheduled premium payment in a lump sum or in installments at any time during the policy year.

You may not pay more premiums than the amount billed. You may pay less than the scheduled premium, but there are some important restrictions as described below.

On each Policy Anniversary we will review the premiums paid into the policy. If the total amount of premiums paid since the policy's issue date has always been at least
80% of the total scheduled premiums since the policy's issue date, then you may pay any amount of premium up to the current scheduled amount for that Policy Year. If the total amount of the premiums paid is less than 80% of the total scheduled premium, we will notify you of the amount of the shortfall and the consequences of failing to pay at least 80% of the scheduled premium.

There is a period of 62 days from the end of the policy year, called the "grace period." If you pay a premium during the grace period, and if you have paid less than the scheduled premium (or less than the restricted premium, if applicable) for the policy year that just ended, then we will treat the premium payment as having been made in the prior policy year. By doing this, we allow you greater flexibility in deciding how much premium you want to pay in the current policy year. If the sum of the premium paid during the grace period and the premium already applied to the prior policy year exceed the amount allowed for the prior policy year, then we will treat any excess as a premium payment for the current policy year.

If, on the other hand, a premium remains unpaid after the grace period, and if the total premium you have paid since the policy's issue date is less than 80% of the scheduled premiums, then future annual premiums payable are limited to the lesser of:
     1.  the scheduled annual premium, or
     2. the annual premium paid in the year in which the cumulative premiums paid fell below 80% of the scheduled cumulative premium.
If you do not pay the lesser of these two amounts, no further premiums are payable. We will not accept any more premiums unless they are necessary to pay the charges under your policy.

This limit will remain in force for all future years unless you reinstate the premium schedule as described under Premium Default and Reinstatement.

The following table shows one example of how a premium schedule could become restricted:

     EXAMPLE:  Scheduled premium is $50,000 in each of the first 6 years.

      POLICY            PREMIUM        CUMULATIVE          PREMIUM         CUMULATIVE      CUMULATIVE
       YEAR            SCHEDULED        SCHEDULED           PAID              PAID         PERCENTAGE
         1              $50,000          $50,000           $50,000           $50,000         100.00%
         2              $50,000         $100,000           $50,000          $100,000         100.00%
         3              $50,000         $150,000           $30,000          $130,000          86.67%
         4              $50,000         $200,000           $30,000          $160,000          80.00%
         5              $50,000         $250,000           $30,000          $190,000          76.00%
         6              $50,000

     In this example, the premium paid in each of the policy years 3-5 is $30,000. This amount causes the cumulative percentage to fall below 80% following policy year 5. As a result, the premium in future years is limited to the lesser of $30,000 (the premium paid in the year in which the cumulate percentage fell below 80%) or the scheduled premium for the year.

We will deduct certain expenses from your cash value. These expenses are described below. In addition, your cash value may increase or decrease, depending on the investment experience of the funds you select. Because it is possible for your cash value to decrease, your death benefit may also decrease. If your cash value is insufficient to pay the charges and deductions, we will allow you to pay sufficient premium into the policy to cover the current charges and deductions. If you do not make such premium payments, the policy will terminate without value.

--------------------------------------------------------------------------------
                  ALLOCATION OF NET PREMIUMS AND CASH VALUE
--------------------------------------------------------------------------------

ALLOCATION OF NET PREMIUMS. In the application for a Policy, the Owner indicates how Net Premiums are to be allocated among the Divisions of the Separate Account, to the General Account (if available), or both. For each Division chosen, you must allocate a whole percentage of the Net Premium; fractional percentages may not be used. Certain other restrictions apply to allocations made to the General Account (see General Account). For policies issued with an allowable percentage to the General Account of more than 1%, the minimum percentage is 1%, and fractional percentages may not be used.

The allocation for future Net Premiums may be changed without charge at any time by providing notice to the Company. Any change in allocation will take effect immediately upon receipt by the Company of written notice. No charge is imposed for changing the allocations of future premiums. The initial allocation will be shown on the application which is attached to the Policy. The Company may at any time modify the maximum percentage of future Net Premiums that may be allocated to the General Account.

Net Premiums will be allocated according to the allocation instructions most recently received by the Company unless otherwise instructed for that particular premium receipt.

The Policy's Cash Value may also be transferred between Divisions of the Separate Account, and, if the General Account is available under the Policy, between those Divisions and the General Account. (See Policy Rights - Transfers.)

The value of amounts allocated to Divisions of the Separate Account will vary with the investment performance of the chosen Divisions and the Owner bears the entire investment risk. This will affect both the Policy's Cash Value and the death benefit. Owners should periodically review their allocations of Net Premiums and the Policy's Cash Value in light of market conditions and their overall financial planning requirements.

--------------------------------------------------------------------------------
                      PREMIUM DEFAULT AND REINSTATEMENT
--------------------------------------------------------------------------------

PREMIUM DEFAULT. Your premium is in default if you do not pay it on or before the last day of the Policy Year. We will allow a grace period of 62 days for payment of each premium except the first. The grace period begins on the last day of the Policy Year for which the premium payment was due. If you pay a premium during the grace period, and if you have paid less than the scheduled premium (or less than the restricted premium, if applicable), we will treat the premium payment as having been made in the prior Policy Year. If the sum of the premium paid during the grace period and the premium already applied to the prior Policy Year exceed the amount allowed for the prior Policy Year, then we will treat any excess as a premium payment for the current Policy Year.

If your premium payments have been restricted because you have not paid at least 80% of the scheduled premiums on a cumulative basis as described under Premiums, you may apply to reinstate the premium payment schedule as described below.

You may reinstate your premium payments within three years after the date of default of a premium payment, provided that you have not surrendered the policy and that:
     1.  you submit a written request for reinstatement;
     2. you submit proof satisfactory to us that the Insured is insurable by our standards;
     3.  you pay all overdue premiums;
     4. the Insured is alive on the date we approve the request for reinstatement. If the insured is not alive, the approval is void with no effect.

For purposes of reinstatement, the term "all overdue premiums" shown in item 3 above means the greater of (a) the amount of the originally scheduled premium for the current Policy Year, or (b) the amount of premium required so that the total premiums paid since the Issue Date (without interest) is equal to 80% of the cumulative scheduled premium.

After deducting any applicable Federal Tax Charge and State Tax Charge, we will allocate the Net Premiums paid under item 3 above into the General Account or the Divisions of the Separate Account according to your current allocation instructions.

The Policy with its reinstated premium schedule will be in force from the date we approve the reinstatement application. There will be a full monthly deduction for the Policy Month which includes this date. (See Charges and Deductions - Monthly Deduction.) Any application for reinstatement becomes part of the contract of reinstatement and of the Policy.

--------------------------------------------------------------------------------
                           CHARGES AND DEDUCTIONS
--------------------------------------------------------------------------------

Charges will be deducted in connection with the Policy to compensate the Company for providing the insurance benefits set forth in the Policy and any additional benefits added by rider, administering the Policies, incurring expenses in distributing the Policies, and assuming certain risks in connection with the Policy.

--------------------------------------------------------------------------------
                           PREMIUM EXPENSE CHARGES
--------------------------------------------------------------------------------

Prior to allocation of Net Premiums, premium payments will be reduced by premium expense charges consisting a charge for state taxes and a charge for Federal taxes. The premium payment less the premium expense charge equals the Net Premium.

STATE TAX CHARGE. Various states or other governing jurisdictions and their subdivisions impose a tax on premiums received by insurance companies. We currently deduct 2.25% of each premium paid to cover the cost of these taxes. We may adjust this charge if tax rates or assessments change.

FEDERAL TAX CHARGE. This charge is designed to pass through the equivalent of the federal tax consequences applicable to the policy. The charge is currently 1.3% of premium paid, and is guaranteed not to increase except to the extent of any increases in the federal tax.

--------------------------------------------------------------------------------
                            INITIAL POLICY CHARGE
--------------------------------------------------------------------------------

INITIAL POLICY CHARGE. The Company has responsibility for the administration of the Policies and the Separate Account. For administrative expenses related to the maintenance of each Policy and the Separate Account, the Company assesses an initial Policy charge of $800. This amount is deducted from the cash value as soon as we have issued the Policy and you have made the initial premium payment.

--------------------------------------------------------------------------------
                              MONTHLY DEDUCTION
--------------------------------------------------------------------------------

Charges will be deducted monthly from the Cash Value of each Policy ("the monthly deduction") to compensate the Company for the cost of insurance; the cost of optional benefits added by rider, and the mortality and expense risk and distribution expense assumed by the Company. The monthly deduction will be taken on the Investment Start Date and on each Monthly Anniversary. It will be allocated among the General Account and each Division of the Separate Account in the same proportion that a Policy's Cash Value in the General Account and the Policy's Cash Value in each Division bear to the total Cash Value of the Policy, less the Cash Value in the Loan Account, on the date the deduction is taken. Because portions of the monthly deduction, such as the cost of insurance, can vary from month to month, the monthly deduction itself can vary in amount from month to month.

The Company may administer the Policy itself, or may purchase administrative services from such sources (including affiliates) as may be available. Such services will be acquired on a basis which, in the Company's sole discretion, affords the best services at the lowest cost. The Company reserves the right to select a company to provide services which the Company deems, in its sole discretion, is the best able to perform such services in a satisfactory manner even though the costs for such services may be higher than would prevail elsewhere.

COST OF INSURANCE. The cost of insurance is deducted on each Monthly Anniversary for the upcoming Policy Month. Because the cost of insurance depends upon a number of variables, the cost will vary for each Policy Month. The Company will determine the cost of insurance charge by multiplying the applicable monthly cost of insurance rate or rates by the net amount at risk (defined below) for the first day of the Policy Month.

The cost of insurance rates are determined at the beginning of each Policy Year. The rates will be based on the Attained Age, rate class, and sex of the Insured at issue and on the number of completed Policy Years since the Issue Date. The cost of insurance rates generally increase as the Insured's Attained Age increases. The monthly cost of insurance rate is equal to the annual cost of insurance rate divided by 12.

The rate class of an Insured also will affect the cost of insurance rate. The Company currently places Insureds into a preferred rate class, a standard rate class, or into rate classes involving a higher mortality risk.

Actual cost of insurance rates may change, and the rates will be determined by the Company based on its expectations as to future mortality experience. However, the actual cost of insurance rates will not be greater than the guaranteed cost of insurance rates set forth in the Policy. The guaranteed cost of insurance rates are equal to 100% of the rates set forth in the male/female smoker/non-smoker 1980 CSO Mortality Tables (1980 CSO Tables NA and SA and 1980 CSO Tables NG and SG), for the age nearest birthday. Higher rates may apply if the Insured is determined to be in a substandard risk class.

In two otherwise identical Policies, an Insured in the preferred rate class will have a lower cost of insurance than an Insured in a rate class involving higher mortality risk. Each rate class is also divided into two categories: smokers and nonsmokers. Nonsmoker Insureds will generally incur a lower cost of insurance than similarly situated Insureds who smoke.

The net amount at risk on any date is (a) the death benefit on that date less (b) the Cash Value on that date.

MORTALITY AND EXPENSE RISK AND DISTRIBUTION CHARGE. General American will deduct a monthly charge determined as a percentage of the net assets of the General Account and each Division of the Separate Account. We calculate the mortality and expense risk and distribution charge and deduct them from the Policy's Cash Value at the beginnng of each Policy Month. We guarantee that the charge will not exceed the following amounts, shown on an annual percentage basis:

       Total General
       and Separate       Percentage of Net Assets
       Account Funds   Distribution    Risk      Total
       -------------   ------------------------------
       First $500,000      1.50%       0.75%     2.25%
      Next $1,000,000      1.25%       0.75%     2.00%
      Next $1,000,000      1.00%       0.75%     1.75%
      Next $1,000,000      0.90%       0.75%     1.65%
      Next $1,000,000      0.80%       0.75%     1.55%
      Next $1,000,000      0.70%       0.75%     1.45%
      Next $1,000,000      0.60%       0.75%     1.35%
      Over $6,500,000      0.50%       0.75%     1.25%

The mortality risk assumed by General American is that Insureds may die sooner than anticipated and that therefore General American will pay an aggregate amount of death benefits greater than anticipated. The expense risk assumed is that expenses incurred in issuing and administering the Policy will exceed the amounts realized from the administrative charges assessed against the Policy. We may make a profit from this charge. Any profit may be used to finance distribution expenses.

ADDITIONAL INSURANCE BENEFITS. The monthly deduction will include charges for any additional benefits provided by rider. (See General Matters
- Additional Insurance Benefits.)

TRANSACTION CHARGES. There are no transaction charges for processing the first twelve transfers in a policy year. There is a charge of $25 for each transfer in excess of twelve.

ADJUSTMENT OF CHARGES. The Policy is available for purchase by individuals, corporations, and other institutions. For certain individuals and certain corporate or other group or sponsored arrangements purchasing one or more Policies, General American may waive or adjust the amount of any charges where the expenses associated with the sale of the Policy or Policies or the underwriting or other administrative costs associated with the Policy or Policies warrant an adjustment.

Sales, underwriting, or other administrative expenses may be reduced for reasons such as expected economies resulting from a corporate purchase or a group or sponsored arrangement; from the amount of the initial premium payment or payments; or from the amount of projected premium payments. General American will determine in its discretion if, and in what amount, an adjustment is appropriate. The Company may modify its criteria for qualification for adjustment of charges as experience is gained, subject to the limitation that such adjustments will not be unfairly discriminatory against the interests of any Owner.

--------------------------------------------------------------------------------
                          SEPARATE ACCOUNT CHARGES
--------------------------------------------------------------------------------


FUND EXPENSES. The value of the net assets of the Separate Account will reflect the investment advisory fee and other expenses incurred by the underlying investment companies. A summary of the annual Fund operating expenses for the past year is provided on page 8 of this prospectus. See the prospectuses for the respective Funds for a description of investment advisory fees and other expenses.

TAXES. No charges are currently made to the Separate Account for Federal, state, or local taxes that the Company incurs which may be attributable to such Separate Account or to the Policy. The Company may make such a charge for any such taxes or economic burden resulting from the application of the tax laws that it determines to be properly attributable to the Separate Account or to the Policy. (See Federal Tax Matters.)

--------------------------------------------------------------------------------
                             THE GENERAL ACCOUNT
--------------------------------------------------------------------------------

Because of exemptive and exclusionary provisions, interests in the General Account have not been registered under the Securities Act of 1933 and the General Account has not been registered as an investment company under the 1940 Act. Accordingly, neither the General Account nor any interests therein are subject to the provisions of these Acts and, as a result, the staff of the SEC has not reviewed the disclosure in this Prospectus relating to the General Account. The disclosure regarding the General Account may, however, be subject to certain generally applicable provisions of the Federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

--------------------------------------------------------------------------------
                             GENERAL DESCRIPTION
--------------------------------------------------------------------------------

The General Account consists of all assets owned by General American other than those in the Loan Account, the Separate Account and other separate accounts. Subject to applicable law, General American has sole discretion over the investment of the assets of the General Account.

At issue, General American will determine the maximum percentage of the non-borrowed Cash Value that may be allocated, either initially or by transfer, to the General Account. The ability to allocate Net Premiums or to transfer Cash Value to the General Account may not be made available, in the Company's discretion, under certain Policies. Further, the option may be limited with respect to some Policies. The Company may, from time to time, adjust the extent to which premiums or Cash Value may be allocated to the General Account (the "maximum allocation percentage"). Such adjustments may not be uniform as to all Policies. General American may at any time modify the General Account maximum allocation percent. Subject to this maximum, an Owner may elect to allocate Net Premiums to the General Account, the Separate Account, or both. Subject to this maximum, the Owner may also transfer Cash Value from the Divisions of the Separate Account to the General Account, or from the General Account to the Divisions of the Separate Account. The allocation of Net Premiums or the transfer of Cash Value to the General Account does not entitle an Owner to share in the investment experience of the General Account. Instead, General American guarantees that Cash Value allocated to the General Account will accrue interest at a rate of at least 4%, compounded annually, independent of the actual investment experience of the General Account.

--------------------------------------------------------------------------------
                                 THE POLICY
--------------------------------------------------------------------------------

This Prospectus describes a variable life insurance policy. This Prospectus is generally intended to serve as a disclosure document only for the aspects of the Policy relating to the Separate Account. For complete details regarding the General Account, see the Policy itself.

--------------------------------------------------------------------------------
                          GENERAL ACCOUNT BENEFITS
--------------------------------------------------------------------------------

To the extent that the insured is a standard or preferred risk and the owner invests in the general account, the death benefit associated with funds invested in the general account can only decrease from policy anniversary to policy anniversary due to the following causes:

1.  charges for benefits provided by any riders,
2.  transfers from the general account to the divisions of the separate account,
3.  pro-rata surrenders, and
4.  policy loans.

The amount of the decrease in death benefit is limited to the death benefit associated with the decrease in general account cash value due to the causes listed.

--------------------------------------------------------------------------------
                         GENERAL ACCOUNT CASH VALUE
--------------------------------------------------------------------------------

Net Premiums allocated to the General Account are credited to the Cash Value. General American bears the full investment risk for these amounts and guarantees that interest will be credited to each Owner's Cash Value in the General Account at a rate of no less than 4% per year, compounded annually. General American may, at its sole discretion, credit a higher rate of interest, although it is not obligated to credit interest in excess of 4% per year, and might not do so. Any interest credited on the Policy's Cash Value in the General Account in excess of the guaranteed minimum rate of 4% per year will be determined in the sole discretion of General American. The Policy Owner assumes the risk that interest credited may not exceed the guaranteed minimum rate of 4% per year.

The Cash Value of the General Account as of the Investment Start Date is equal to:
* the portion of the initial net premium received and allocated to the General Account, minus
* the portion of the monthly deductions due from the Issue Date through the Investment Start Date charged to the General Account.

Subject to the maximum limit described below, General American guarantees that, on each Valuation Date, the Cash Value in the General Account will be:
* the cash value on the preceding Valuation Date, with interest on such value at the current rate; plus
* any portion of net premium received and allocated to the General Account on that day; plus
* any amounts transferred to the General Account on that day; plus
* any loan repayments allocated to the General Account on that day; plus
* that portion of any interest credited on outstanding loans which is allocated to the General Account on that day; minus
* any amount transferred plus any transfer charge from the General Account to the Divisions of the Separate Account on that day; minus
* any amount transferred from the General Account to the Loan Account on that day; minus
* any withdrawal due to a pro rata surrender made from the General Account on that day; minus
* if that day is a Monthly Anniversary, the portion of the monthly deduction charged to the General Account on that day.

The General Account Value immediately after any transfer into the General Account cannot exceed:
* the General Account Cash Value plus the Separate Account Cash Value, multiplied by
* the General Account Maximum Allocation Percent as shown on the Policy specifications page.

--------------------------------------------------------------------------------
                   TRANSFERS, SURRENDERS AND POLICY LOANS
--------------------------------------------------------------------------------

A portion of Cash Value may be transferred from the General Account to the Separate Account. Any transfer must be at least $500, or the Policy's entire Cash Value in the General Account if less than $500. The total amount of transfers in a Policy Year may not exceed a Maximum Amount equal to the greater of (a) the Cash Surrender Value in the General Account at the beginning of the Policy Year, multiplied by the General Account Maximum Transfer Percent Limit, as shown on the Policy's specifications page, or (b) the previous Policy Year's Maximum Amount (not to exceed the total Cash Surrender Value of the Policy).

Transfers to the General Account are limited by the maximum allocation percentage (described above) in effect for a Policy at the time a transfer request is made.

Policy Loans may also be made from the Policy's Cash Value in the General
Account.

Loans from the General Account may have Federal income tax consequences. (See Federal Tax Matters.)

There is no transaction charge for the first twelve requested transfers in a Policy Year. General American will impose a charge of $25 for each requested transfer in excess of twelve in a Policy Year. General American may revoke or modify the privilege of transferring amounts to or from the General Account at any time.

Transfers, surrenders and Pro-Rata Surrenders payable from the General Account and the payment of Policy Loans allocated to the General Account may, subject to certain limitations, be delayed for up to six months. However, if payment is deferred for 30 days or more, General American will pay interest at the rate of 2.5% per year for the period of the deferment. Amounts from the General Account used to pay premiums on policies with General American will not be delayed.

--------------------------------------------------------------------------------
                               GENERAL MATTERS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
             POSTPONEMENT OF PAYMENTS FROM THE SEPARATE ACCOUNT
--------------------------------------------------------------------------------

The Company usually pays amounts payable on Pro-Rata Surrender, surrender or Policy Loan allocated to the Separate Account Divisions within seven days after written notice is received. Payment of any amount payable from the Divisions of the Separate Account upon surrender, Pro-Rata Surrender, or death of Insured, as well as payments of a Policy Loan and transfers, may be postponed whenever: (1) the New York Stock Exchange is closed other than customary weekend and holiday closings, or trading on the New York Stock Exchange is restricted as determined by the SEC; (2) the SEC by order permits postponement for the protection of Owners; or (3) an emergency exists, as determined by the SEC, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Account's net assets. The Company may defer payment of the portion of any Policy Loan from the General Account for not more than six months.

Payments under the Policy of any amounts derived from premiums paid by check may be delayed until the Owner's check has cleared the bank upon which it was drawn.

--------------------------------------------------------------------------------
                                THE CONTRACT
--------------------------------------------------------------------------------

The Policy, the attached application, any riders, endorsements, and any application for reinstatement of the scheduled premium constitute the entire contract. All statements made by the Insured in the application and any supplemental applications can be used to contest a claim or the validity of the Policy. Any change to the Policy must be in writing and approved by the President, a Vice President, or the Secretary of the Company. No agent has the authority to alter or modify any of the terms, conditions, or agreements of the Policy or to waive any of its provisions.

--------------------------------------------------------------------------------
                              CONTROL OF POLICY
--------------------------------------------------------------------------------

The Insured is the Owner of the Policy unless another person or entity is shown as the Owner in the application. Ownership may be changed, however, as described below. The Owner is entitled to all rights provided by the Policy. Any person whose rights of ownership depend upon some future event does not possess any present rights of ownership. If there is more than one Owner at a given time, all Owners must exercise the rights of ownership by joint action. If the Owner dies, and the Owner is not the Insured, the Owner's interest in the Policy becomes the property of his or her estate unless otherwise provided. Unless otherwise provided, the Policy is jointly owned by all Owners named in the Policy or by the survivors of those joint Owners. Unless otherwise stated in the Policy, the final Owner is the estate of the last joint Owner to die. The Company may rely on the written request of any trustee of a trust which is the Owner of the Policy, and the Company is not responsible for the proper administration of any such trust.

--------------------------------------------------------------------------------
                                 BENEFICIARY
--------------------------------------------------------------------------------

The Beneficiary is the person or persons specified in the application or by later designation. Unless otherwise stated in the Policy, the Beneficiary has no rights in a Policy before the death of the Insured. If there is more than one Beneficiary at the death of the Insured, each Beneficiary will receive equal payments unless otherwise provided by the Owner. If no Beneficiary is living at the death of the Insured, the proceeds will be payable to the Owner or, if the Owner is not living, to the Owner's estate.

The Company permits the designation of various types of trusts as Beneficiary, including trusts for minor beneficiaries, trusts under a will, and trusts under a separate written agreement. An Owner is also permitted to designate several types of beneficiaries, including business beneficiaries.

--------------------------------------------------------------------------------
                       CHANGE OF OWNER OR BENEFICIARY
--------------------------------------------------------------------------------

The Owner may change the ownership and/or Beneficiary designation by written request in a form acceptable to the Company at any time during the Insured's lifetime subject to any restrictions stated in the Policy and this Prospectus. The Company may require that the Policy be returned for endorsement of any change. If acceptable to us, the change will take effect as of the date the request is signed, whether or not the Insured is living when the request is received at the Company's Home Office. The Company is not liable for any payment made or action taken before the Company received the written request for change. If the Owner is also a Beneficiary of the Policy at the time of the Insured's death, the Owner may, within sixty days of the Insured's death, designate another person to receive the Policy proceeds. Any change will be subject to any assignment of the Policy or any other legal restrictions. Changing the Policy's ownership may be a taxable transaction, and a tax adviser should be consulted before doing so.

--------------------------------------------------------------------------------
                               POLICY CHANGES
--------------------------------------------------------------------------------

The Company reserves the right to limit the number of changes to a Policy and to restrict changes in the first Policy Year. No change will be permitted, if as a result, the Policy would fail to satisfy the definition of life insurance in Section 7702 of the Internal Revenue Code or any applicable successor provision.

-------------------------------------------------------------------------------
                          CONFORMITY WITH STATUTES
-------------------------------------------------------------------------------

If any provision in a Policy is in conflict with the laws of the state governing the Policy, the provision will be deemed to be amended to conform to such laws. In addition, the Company reserves the right to change the Policy if it determines that a change is necessary to cause this Policy to comply with, or give the Owner the benefit of any Federal or state statute, rule, or regulation, including, but not limited to, requirements of the Internal Revenue Code, or its regulations or published rulings.

--------------------------------------------------------------------------------
                             CLAIMS OF CREDITORS
--------------------------------------------------------------------------------

To the extent permitted by law, neither the Policy nor any payment under it will be subject to the claims of creditors or to any legal process.

--------------------------------------------------------------------------------
                              INCONTESTABILITY
--------------------------------------------------------------------------------

The Policy is incontestable after it has been in force for two years from the Issue Date during the lifetime of the Insured. Any reinstatement of a premium schedule is incontestable only after it has been in force during the lifetime of the Insured for two years after the effective date of the reinstatement.

--------------------------------------------------------------------------------
                                 ASSIGNMENT
--------------------------------------------------------------------------------

The Company will be bound by an assignment of a Policy only if: (a) the assignment is in writing; (b) the original assignment instrument or a certified copy thereof is filed with the Company at its Home Office; and (c) the Company returns an acknowledged copy of the assignment instrument to the Owner. The Company is not responsible for determining the validity of any assignment. Payment of Policy proceeds is subject to the rights of any assignee of record. If a claim is based on an assignment, the Company may require proof of the interest of the claimant. A valid assignment will take precedence over the claim of any Beneficiary. Assigning the Policy may have tax consequences. (See Federal Tax Matters.)

--------------------------------------------------------------------------------
                                   SUICIDE
--------------------------------------------------------------------------------

Suicide within two years of the Issue Date is not covered by the Policy. If the Insured dies by suicide, while sane or insane, within two years from the Issue Date (or within the maximum period permitted by the laws of the state in which the Policy was delivered, if less than two years), the amount payable will be limited to premiums paid, less any Pro-Rata Surrenders and outstanding Indebtedness.

If the Insured is a Missouri citizen when the Policy is issued, this provision does not apply on the Issue Date of the Policy, unless the Insured intended suicide when the Policy was applied for.

--------------------------------------------------------------------------------
                              CONVERSION RIGHTS
--------------------------------------------------------------------------------

While your Policy is in force, you have a one-time right during the first two Policy Years to transfer all of your Cash Value from the Divisions of the Separate Account to the General Account.

If at any time during the first two Policy Years, you request in writing the transfer of the Cash Value held in the Divisions of the Separate Account to the General Account, and you indicate that you are making this transfer in exercise of your conversion rights, the transfer will not be subject to a transfer charge or transfer limits, if any. At the time of such transfer, there will not be any effect on the Policy's death benefit, net amount at risk, rate class, or Issue Age.

If you exercise your one-time conversion right, we will automatically allocate all future net premiums to the General Account. Transfers to the Divisions of the Separate Account will not be permitted after exercise of the conversion right.

--------------------------------------------------------------------------------
                 MISSTATEMENT OF AGE OR SEX AND CORRECTIONS
--------------------------------------------------------------------------------

If the age or sex (except in unisex Policies, see Unisex Requirements Under Montana Law) of the Insured has been misstated in the application, the amount of the death benefit will be that which the most recent Attained Age factor would have purchased for the correct age and sex.

Any payment or Policy changes made by the Company in good faith, relying on its records or evidence supplied with respect to such payment, will fully discharge the Company's duty. The Company reserves the right to correct any errors in the Policy.

-------------------------------------------------------------------------------
                        ADDITIONAL INSURANCE BENEFITS
-------------------------------------------------------------------------------

Subject to the Company's approval, the owner may obtain additional insurance coverage in the form of a term rider. The cost of any additional insurance coverage will be taken as part of the monthly deduction from the Policy's Cash Value. (See Charges and Deductions - Monthly Deduction.)

TERM RIDER. The term rider provides level term insurance coverage on the life of the Insured under the base policy. The rider can be added only at issue. It cannot be increased or added to an existing Policy. Certain restrictions may apply and are described in the rider. An insurance agent authorized to sell the Policy can describe these extra benefits further. Samples of the provisions are available from General American upon written request.

--------------------------------------------------------------------------------
                             RECORDS AND REPORTS
--------------------------------------------------------------------------------

The Company will maintain all records relating to the Separate Account and will mail to the Owner once each Policy Year, at the last known address of record, a report which shows the current Policy values, premiums paid, deductions made since the last report, and any outstanding Policy Loans. The Owner will also be sent a periodic report for each Fund. Receipt of premium payments, transfers, Pro-Rata Surrenders, Policy Loans, loan repayments, surrenders and reinstatements will be confirmed promptly following each transaction.

--------------------------------------------------------------------------------
                        DISTRIBUTION OF THE POLICIES
--------------------------------------------------------------------------------


The Policy will be sold by individuals who, in addition to being licensed as life insurance agents for the Company, are also registered representatives of Walnut Street Securities, Inc. ("Walnut Street"), the principal underwriter of the Policy, or of broker-dealers who have entered into written sales agreements with Walnut Street. Walnut Street was incorporated under the laws of Missouri in 1984 and is a wholly-owned subsidiary of GenAmerica Financial Corporation. Walnut Street is registered with the SEC under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. No director or officer of Walnut Street owns any units in the Separate Account.

On or about July 1, 2001, General American Distributors, Inc., Member NASD/SIPC, will become the principal underwriter of the Policies. General American Distributors, Inc. is a wholly-owned subsidiary of GenAmerica Financial Corporation.


Writing agents will receive compensation for sales of the Policy. There is no commission on premiums paid. A service fee, determined as a percentage of the Policy's Cash Value (excluding amounts in the Loan Account), ranges from 1.10% of the first $500,000 to 0.375% of amounts in excess of $6,500,000. Reductions may be possible under the circumstances outlined in the section entitled Adjustment of Charges. General Agents receive compensation which is also determined as a percentage of the Cash Value (excluding amounts in the Loan Account).

As principal underwriter for the Policies, Walnut Street receives commission income. Walnut Street receives an administrative fee from sales of the Policies.

General American may use other distribution channels to sell the Policy.

--------------------------------------------------------------------------------
                             FEDERAL TAX MATTERS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                INTRODUCTION
--------------------------------------------------------------------------------

The following summary provides a general description of the Federal income tax considerations associated with the Policy and does not purport to be complete or to cover all situations. This discussion is not intended as tax advice. Counsel or other competent tax Advisors should be consulted for more complete information. This discussion is based upon General American's understanding of the present Federal income tax laws as they are currently interpreted by the Internal Revenue Service. No representation is made as to the likelihood of continuation of the present Federal income tax laws or of the current interpretations by the Internal Revenue Service.

--------------------------------------------------------------------------------
                          TAX STATUS OF THE POLICY
--------------------------------------------------------------------------------

Section 7702 of the Internal Revenue Code of 1986, as amended (the "Code") includes a definition of a life insurance contract for Federal tax purposes. The Secretary of the Treasury (the "Treasury") issued proposed regulations which specify what will be considered reasonable mortality charges under
Section 7702. Guidance as to how Section 7702 is to be applied is, however, limited. If a Policy were determined not to be a life insurance contract for purposes of Section 7702, such Policy would not provide most of the tax advantages normally provided by a life insurance policy.

With respect to a Policy issued on a basis of a standard premium class or on a guaranteed or simplified issue basis, while there is some uncertainty due to the limited guidance under Section 7702, the Company believes that such a Policy should meet the Section 7702 definition of a life insurance contract. However, with respect to a Policy issued on a substandard basis (i.e., a premium class involving higher than standard mortality risk), it is not clear whether such a Policy would satisfy Section 7702, particularly if the Owner pays the full amount of premiums permitted under the Policy.

If it is subsequently determined that a Policy does not satisfy Section 7702, the Company will take whatever steps are appropriate and necessary to attempt to cause such a Policy to comply with Section 7702, including possibly refunding any premiums paid that exceed the limitations allowable under Section 7702 (together with interest or other earnings on any such premiums refunded as required by law). For these reasons, the Company reserves the right to modify the Policy as necessary to attempt to qualify it as a life insurance contract under Section 7702.

Section 817(h) of the Code authorizes the Treasury to set standards by regulation or otherwise for the investments of the Separate Account to be "adequately diversified" in order for the Policy to be treated as a life insurance contract for Federal tax purposes. The Separate Account, intends to comply with the diversification requirements prescribed by the Treasury in Regulation Section 1.817-5, which affect how assets may be invested. Although General American does not control the Funds, it has entered into agreements, which require these investment companies to be operated in compliance with the requirements prescribed by the Treasury.

The IRS has stated in published rulings that a variable contract owner will be considered the owner of separate account assets, for federal income tax purposes, if the contract owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. If that were to be determined to be the case, income and gains from the separate account assets would be includible in the variable contract owner's gross income.

The ownership rights under the Policy are different in certain respects from those described by the IRS in rulings in which it was determined that policy owners were not owners of separate account assets. For example, the Owner has additional flexibility in allocating Premium payments and Policy Values. These differences could result in an Owner being treated as the owner of a pro rata portion of the assets of the Separate Account. In addition, the Company does not know what standards will be set forth, if any, in the regulations or rulings which the Treasury Department has stated it expects to issue. The Company therefore reserves the right to modify the Policy as necessary to attempt to prevent an Owner from being considered the owner of a pro rata share of the assets of the Separate Account.

The following discussion assumes that the Policy will qualify as a life insurance contract for Federal income tax purposes.

l. TAX TREATMENT OF POLICY BENEFITS. In general, the Company believes that the proceeds and Cash Value increases of a Policy should be treated in a manner consistent with a fixed-benefit life insurance policy for Federal income tax purposes. Thus, the death benefit under the Policy should be excludable from the gross income of the Beneficiary under Section 101(a)(1) of the Code, unless a transfer for value (generally a sale of the policy) has occurred.

Many changes or transactions involving a Policy may have tax consequences, depending on the circumstances. Such changes include, but are not limited to, the exchange of the Policy, a Policy Loan, an additional premium payment, a Policy lapse with an outstanding Policy Loan, or a surrender of the Policy. In addition, Federal estate and state and local estate, inheritance, and other tax consequences of ownership or receipt of Policy proceeds depend upon the circumstances of each Owner or Beneficiary. A competent tax adviser should be consulted for further information.

A Policy may also be used in various arrangements, including non-qualified deferred compensation or salary continuation plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if you are contemplating the use of a Policy in any arrangement the value of which depends in part on its tax consequences, you should be sure to consult a qualified tax adviser regarding the tax attributes of the particular arrangement.

Generally, the Owner will not be deemed to be in constructive receipt of the Policy's Cash Value, including increments thereof, under the Policy until there is a distribution. Upon a complete surrender or lapse of any Policy, if the amount received plus the amount of outstanding Indebtedness exceeds the total investment in the Policy, the excess will generally be treated as ordinary income subject to tax. The tax consequences of other distributions from, and Policy Loans taken from or secured by, a Policy depend upon whether the Policy is classified as a "modified endowment contract".

2. MODIFIED ENDOWMENT CONTRACTS. Certain life insurance contracts are classified as "modified endowment contracts," with less favorable tax treatment than other life insurance contracts. The rules for determining whether a life insurance contract is classified as a modified endowment contract are quite complex and depend on the amount of premiums paid in relation to the death benefit. In most cases a Policy will be classified as a modified endowment contract. Any Policy issued in exchange for a modified endowment contract will be classified as a modified endowment contract. Certain Policies with term insurance riders attached may not be classified as modified endowment contracts. A Policy issued in exchange for a life insurance contract that is not classified as a modified endowment contract will generally not be treated as a modified endowment contract. The payment of additional premiums at the time of or after the exchange or certain changes to such a Policy after it is issued, however, may cause the Policy to be treated as a modified endowment contract.

Accordingly, a prospective Owner should contact a competent tax adviser before purchasing a Policy to determine the circumstances under which the Policy would be a modified endowment contract. In addition, an Owner should contact a competent tax adviser before paying any additional premiums or making any other change (including an exchange) to a

Policy or to a term rider attached to a Policy to determine whether such premium or change would cause the Policy (or the new Policy in the case of an exchange) to be treated as a modified endowment contract.

3. DISTRIBUTIONS FROM POLICIES CLASSIFIED AS MODIFIED ENDOWMENT CONTRACT. Policies classified as modified endowment contracts will be subject to the following tax rules: First, all distributions, including distributions upon surrender, from such a Policy are treated as ordinary income subject to tax up to the amount equal to the excess (if any) of the Cash Value immediately before the distribution over the investment in the Policy (described below) at such time. Second, Policy Loans taken from, or secured by, such a Policy, as well as due but unpaid interest thereon, are treated as distributions from such a Policy and taxed accordingly. Third, a 10 percent additional income tax is imposed on the portion of any distribution from, or Policy Loan taken from or secured by, such a Policy that (a) is included in income, except where the distribution or Policy Loan is made on or after the Owner attains age 59 1/2, (b) is attributable to the Owner's becoming disabled, or
(c) is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Owner or the joint lives (or joint life expectancies) of the Owner and the Owner's Beneficiary.

4. DISTRIBUTIONS FROM POLICIES NOT CLASSIFIED AS MODIFIED ENDOWMENT CONTRACT. Distributions from Policies not classified as a modified endowment contracts are generally treated as first recovering the investment in the Policy (described below) and then, only after the return of all such investment in the Policy, as distributing taxable income. An exception to this general rule occurs in the case of a decrease in the Policy's death benefit (possibly including a partial withdrawal) or any other change that reduces benefits under the Policy in the first 15 years after the Policy is issued and that results in cash distribution to the Owner in order for the Policy to continue complying with the Section 7702 definitional limits. Such a cash distribution will be taxed in whole or in part as ordinary income (to the extent of any gain in the Policy) under rules prescribed in Section 7702.

Policy Loans from, or secured by, a Policy that is not a modified endowment contract are generally not treated as distributions. Instead, such loans are generally treated as indebtedness of the Owner. However, the tax treatment of Policy Loans that are outstanding after the tenth Policy Year is uncertain. You should consult a tax adviser before taking out a Policy Loan after the tenth Policy Year or allowing a Policy Loan to remain outstanding after the tenth Policy Year.

Upon a complete surrender or lapse of a Policy that is not a modified endowment contract, if the amount received plus the amount of indebtedness exceeds the total investment in the Policy, the excess will generally be treated as ordinary income subject to tax.

Neither distributions (including distributions upon surrender or lapse) nor Policy Loans from, or secured by, a Policy that is not a modified endowment contract are subject to the 10 percent additional income tax.

If a Policy which is not a modified endowment contract subsequently becomes a modified endowment contract, then any distribution made from the Policy within two years prior to the date of such change in status may become taxable.

5. POLICY LOANS. Generally, interest paid on any loan under a life insurance Policy owned by an individual is not deductible. In addition, interest on any loan under a life insurance Policy owned by a business taxpayer on the life of any individual who is an officer of or is financially interested in the business carried on by that taxpayer is deductible only under certain very limited circumstances. AN OWNER SHOULD CONSULT A COMPETENT TAX ADVISER BEFORE DEDUCTING ANY LOAN INTEREST. If a Policy Loan is outstanding when a Policy is canceled or lapses, the amount of the outstanding indebtedness will be added to the amount distributed and will be taxed accordingly.

6. INTEREST EXPENSE ON UNRELATED INDEBTEDNESS. Under provisions added to the Code in 1997 for policies issued after June 8, 1997, if a business taxpayer owns or is the beneficiary of a Policy on the life of any individual who is not an officer, director, employee, or 20 percent owner of the business, and the taxpayer also has debt unrelated to the Policy, a portion of the taxpayer's unrelated interest expense deductions may be lost. No business taxpayer should purchase, exchange, or increase the death benefit under a Policy on the life of any individual who is not an officer, director, employee, or 20 percent owner of the business without first consulting a competent tax Advisor.

7. INVESTMENT IN THE POLICY. Investment in the Policy means (i) the aggregate amount of any premiums or other consideration paid for a Policy, minus (ii) the aggregate amount received under the Policy which is excluded from gross income of the Owner (except that the amount of any Policy Loan from, or secured by, a Policy that is a modified endowment contract, to the extent such amount is excluded from gross income, will be disregarded), plus
(iii) the amount of any Policy Loan from, or secured by, a Policy that is a modified endowment contract to the extent that such amount is included in the gross income of the Owner.

8. MULTIPLE POLICIES. All modified endowment contracts that are issued by the Company (or its affiliates) to the same Owner during any calendar year are treated as one modified endowment contract for purposes of determining the amount includible in gross income under Section 72(e) of the Code.

9. POSSIBLE CHARGE FOR TAXES. At the present time, the Company makes no charge to the Separate Account for any Federal, state, or local taxes (as opposed to State Tax Charges which are deducted from premium payments) that it incurs which may be attributable to such Separate Account or to the Policies. The Company, however, reserves the right in the future to make a charge for any such tax or other economic burden resulting from the application of the tax laws that it determines to be properly attributable to the Separate Account or to the Policies.

--------------------------------------------------------------------------------
                    UNISEX REQUIREMENTS UNDER MONTANA LAW
--------------------------------------------------------------------------------

The State of Montana generally prohibits the use of actuarial tables that distinguish between men and women in determining premiums and Policy benefits for policies issued on the lives of their residents. Therefore, all Policies offered by this Prospectus to insure residents of Montana will have premiums and benefits which are based on actuarial tables that do not differentiate on the basis of sex.

--------------------------------------------------------------------------------
                SAFEKEEPING OF THE SEPARATE ACCOUNT'S ASSETS
--------------------------------------------------------------------------------

General American holds the assets of the Separate Account in a custodial account in its name at the Bank of New York. The Company maintains records of all purchases and redemption of applicable Fund shares by each of the Divisions. Additional protection for the assets of the Separate Account is afforded by a blanket fidelity bond issued by Lloyd's Underwriters in the amount of five million dollars, covering all officers and employees of the Company who have access to the assets of the Separate Account.

--------------------------------------------------------------------------------
                                VOTING RIGHTS
--------------------------------------------------------------------------------

Based on its understanding of current applicable legal requirements, the Company will vote the shares of the Funds held in the Separate Account at regular and special shareholder meetings of the mutual funds in accordance with the instructions received from persons having voting interests in the corresponding Divisions of the Separate Account. If, however, the 1940 Act or any regulation thereunder should be amended or if the present interpretation thereof should change, and as a result the Company determines that it is permitted to vote shares of the Fund in its own right, it may elect to do so. No voting privileges apply to the Policies with respect to Cash Value removed from the Separate Account as a result of a Policy Loan.

The number of votes which an Owner has the right to instruct will be calculated separately for each Division. Voting rights reflect the dollar value of the total number of units of each Division of the Separate Account credited to the Owner at the record date, rather than the number of units alone. Fractional shares will be counted. The number of votes of the Fund which the Owner has the right to instruct will be determined as of the date coincident with the date established by that Fund for determining shareholders eligible. Voting instructions will be solicited by written communications prior to such meeting in accordance with procedures established by the mutual funds.

The company will vote shares of a Fund for which no timely instructions are received in proportion to the voting instructions which are received with respect to that Fund. The Company will also vote any shares of the Funds which are not attributable to Policies in the same proportion.

Each person having a voting interest in a Division will receive any proxy material, reports, and other materials relating to the appropriate Fund.

DISREGARD OF VOTING INSTRUCTIONS. The Company may, when required by state insurance regulatory authorities, disregard voting instructions if the instructions require that the shares be voted so as to cause a change in the subclassification or investment objective of the Fund or to approve or disapprove an investment Advisory contract for a Fund. In addition, the Company itself may disregard voting instructions in favor of changes initiated by an Owner in the investment policy or the investment adviser or sub-adviser of a Fund if the Company reasonably disapproves of such changes. A proposed change would be disapproved only if the proposed change is contrary to state law or prohibited by state regulatory authorities, or the Company determined that the change would have an adverse effect on its General Account in that the proposed investment policy for a Fund may result in overly speculative or unsound investments. If the Company disregards voting instructions, a summary of that action and the reasons for such action will be included in the next annual report to Owners.

--------------------------------------------------------------------------------
                       STATE REGULATION OF THE COMPANY
--------------------------------------------------------------------------------

General American, a life insurance company organized under the laws of Missouri, and the Separate Account are subject to regulation by the Missouri Department of Insurance. An annual statement is filed with the Director of Insurance on or before March 1st of each year covering the operations and reporting on the financial condition of the Company as of December 31 of the preceding year. Periodically, the Director of Insurance examines the liabilities and reserves of the Company and the Separate Account and certifies their adequacy, and a full examination of the Company's operations is conducted by the National Association of Insurance Commissioners at least once every three years.

In addition, the Company is subject to the insurance laws and regulations of other states within which it is licensed or may become licensed to operate. Generally, the insurance departments of other states apply the laws of the state of domicile in determining permissible investments.

-------------------------------------------------------------------------------------------------------------------
                                             MANAGEMENT OF THE COMPANY
-------------------------------------------------------------------------------------------------------------------
                                                                    PRINCIPAL OCCUPATION (S)
                    NAME                                             DURING PAST FIVE YEARS*
                    ----                                             -----------------------

PRINCIPAL OFFICERS **
---------------------
Barry C. Cooper                               Vice President and Controller, 2/2000-present.  Vice President -
                                              Finance, GenAmerica Management Corp., 3/2000-present.  Vice
                                              President and Controller, 2/99-3/2000.  Second Vice President and
                                              Associate Controller, 6/95-2/99.

Kevin C. Eichner                              Chief Executive Officer, 9/2000-present.  President, 2/2000-
                                              present.  President, Chief Executive Officer, and Director,
                                              GenAmerica Financial Corporation, 9/2000-present.  Executive
                                              Vice President of General American and President and Chairman
                                              of GenMark.  Chairman and Chief Executive Officer of Security
                                              Equity Life Insurance Company.  Chairman of Walnut Street
                                              Securities, 10/97-present.  President and CEO, Collaborative
                                              Strategies, 1983-present.  Chairman of both GeneraLife companies.
                                              President, GenAm Holding Company. Chairman, General American
                                              Distributors, Inc.

Richard D. Evans                              Senior Vice President, 1/99-present.  Regional Vice President,
                                              7/95-1/99.

Timothy J. Klopfenstein                       Chief Financial Officer, GenAmerica Financial Corp., 1/2001-
                                              present.  Vice President and CFO - Individual Line, 6/99-12/2000.
                                              Actuarial Consultant, 6/98-5/99.  Vice President, Connecticut
                                              General Life Insurance, 1/98-5-98.  Vice President, Healthsource -
                                              Provident Administrators, 6/95-12/97.

Donald Lambert                                Vice President-10/2000-present.  Vice President, GenServe,
                                              1998-present.  Regional Vice President, 1990-1998.

Leland J. Launer, Jr.                         Treasurer-1/2001-present.  Treasurer, Metropolitan Life Insurance
                                              Company, 2/2000-present.

Richard A. Liddy                              Chairman, 9/2000-present.  Chairman, President and CEO,
                                              1/95-9/2000.  Chairman of the Executive Committee, 5/92-9/2000.
                                              President and CEO, 5/92-1/95.

Matthew P. McCauley                           Vice President, General Counsel, and Secretary, 1/2001-present.
                                              Vice President, Associate General Counsel, 1/95-1/2001

Daniel J. McDonald                            Senior Vice President-10/2000-present.  Senior Vice President -
                                              Special Markets, 8/99-10/2000.  President, Applied Innovative
                                              Monetary Solutions, 9/96-8/2000.  Regional CEO, Lincoln Financial
                                              Group, 5/92-9/96.

Richard J. Miller                             Senior Vice President - GenAmerica Advisory Sales, 8/2000-present.
                                              President and CEO, Walnut Street Securities, 1/97-present.  General
                                              Agent, Wrenshall-Miller Agency, 1989-1/97.

Jerome M. Mueller                             Senior Vice President - National Marketing, 4/98-present.  Senior
                                              Vice President, Mercantile Bancorporation, 9/91-4/98.


                                      41



John E. Petersen                              Senior Vice President - Sales, 10/2000-present.  Vice President -
                                              Sales, 1/99-10/2000.  Regional Vice President, 1/92-1/99.

William S. Slater                             Senior Vice President, 10/2000-present.  Chief Executive Officer,
                                              General American Retirement Plans Group, 9/99-present.  Vice
                                              President, Retirement Plans Group, 1/99-9/2000.  Executive Vice
                                              President, Genelco, 6/97-12/98.  Vice President Pension Sales &
                                              Client Services, New England Life Insurance Co., 1/95-6/97.

Bernard H. Wolzenski                          Executive Vice President-Individual Insurance, 10/91-present.

A. Greig Woodring                             President and Chief Executive Officer, Reinsurance Group of America,
                                              12/92-present.

* All positions listed are with General American unless otherwise indicated. ** The principal business address of Messrs. Eichner, Cooper, McCauley,
    Liddy, Evans, Lambert, McDonald, Miller, Mueller, Petersen, Slater and Wolzenski is General American Life Insurance Company, 700 Market Street,
    St. Louis, Missouri 63101. The principal business address for Mr. Woodring is 1370 Timberlake Manor Parkway, Chesterfield, MO 63017. The principal business address for Mr. Klopfenstein is 13045 Tesson Ferry Road, St. Louis, MO 63128. The principal business address for Mr. Launer is Metropolitan Life Insurance Company, One Madison Avenue, New York, NY 10010.

                                    42



                    NAME                                            PRINCIPAL OCCUPATIONS (S)
                    ----                                             DURING PAST FIVE YEARS*
                                                                     -----------------------

DIRECTORS
---------
James M. Benson                               President - Individual Business, MetLife
Metropolitan Life Insurance Company
One Madison Avenue
New York, NY 10010

August A. Busch III                           Chairman of the Board and President, Anheuser-Busch Companies, Inc.
Anheuser-Busch Companies, Inc.
One Busch Place
St. Louis, Missouri 63118

William E. Cornelius                          Retired Chairman and Chief Executive Officer, Union Electric Company
Union Electric Company
P.O. Box 149
St. Louis, Missouri 63166

John C. Danforth                              Partner, Bryan Cave (law firm).  Formerly, U.S. Senator, State of
Bryan Cave                                    Missouri.
One Metropolitan Square, Suite 3600
St. Louis, Missouri 63102

Kevin C. Eichner                              President and Chief Executive Officer, General American
General American Life Insurance Company
700 Market Street
St. Louis, MO 63101

Richard A. Liddy                              Chairman, General American
General American Life Insurance Co.
700 Market Street
St. Louis, MO 63101

Stewart G. Nagler                             Vice Chairman of Board and Chief Financial Officer, MetLife
Metropolitan Life Insurance Company
One Madison Avenue
New York, NY 10010

Craig D. Schnuck                              Chairman and Chief Executive Officer, Schnuck Markets, Inc.
Schnuck Markets, Inc.
11420 Lackland Road
P.O. Box 46928
St. Louis, Missouri  63146

William P. Stiritz                            Chairman, Chief Executive Officer and President, Agribrands
Agribrands International, Inc.                International, Inc.  Formerly Chairman, Chief Executive Officer and
9811 So. Forty Drive                          President, Ralston Purina Company; Chairman, Ralcorp Holdings, Inc.
St. Louis, Missouri 63124

Andrew C. Taylor                              Chief Executive Officer and President, Enterprise Rent-A-Car
Enterprise Rent-A-Car
600 Corporate Park Drive
St. Louis, Missouri 63105


                                    43



Robert L. Virgil                              Principal, Edward Jones
Edward Jones
12555 Manchester
St. Louis, Missouri 63131-3729

Lisa M. Weber                                 Executive Vice President - Human Resources, MetLife
Metropolitan Life Insurance Company
One Madison Avenue
New York, NY 10010

Virginia V. Weldon, M.D.                      Director, Center for the Study of American Business, Washington
Monsanto Company                              University.  Retired Senior Vice President, Public Policy, Monsanto
800 North Lindbergh                           Company
St. Louis, Missouri 63167


* All positions listed are with General American unless otherwise indicated.

--------------------------------------------------------------------------------
                                LEGAL MATTERS
--------------------------------------------------------------------------------

All matters of Missouri law pertaining to the Policy, including the validity of the Policy and General American's right to issue the Policy under Missouri insurance law, have been passed upon by Matthew P. McCauley, Vice President, General Counsel, and Secretary of General American.


--------------------------------------------------------------------------------
                              LEGAL PROCEEDINGS
--------------------------------------------------------------------------------

There are no legal proceedings to which the Separate Account is a party or to which the assets of the Separate Account are subject. General American is not involved in any litigation that is of material importance in relation to its total assets or that relates to the Separate Account.

--------------------------------------------------------------------------------
                                   EXPERTS
--------------------------------------------------------------------------------

The financial statements as of and for the year ended December 31, 2000 of the Company and the Separate Account included in this Prospectus and in the registration statement have been audited by Deloitte & Touche LLP, independent auditors, as stated in their reports appearing herein and elsewhere in the registration statement, and are included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing.

The consolidated financial statements of the Company as of and for the year ended December 31, 1999, and the statement of changes in net assets of the Separate Account for the year ended December 31, 1999, have been included in this Prospectus in reliance on the reports of KPMG LLP, independent certified public accountants, and on the authority of said firm as experts in accounting and auditing.


Actuarial matters included in this Prospectus have been examined by Kathryn
T. Dowdell, FSA, MAAA, Senior Product Actuary of General American, as stated in the opinion filed as an exhibit to the registration statement.

--------------------------------------------------------------------------------
                           ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

A registration statement has been filed with the Securities and Exchange Commission, under the Securities Act of 1933, as amended, with respect to the Policy offered hereby. This Prospectus does not contain all the information set forth in the registration statement and the amendments and exhibits to the registration statement, to all of which reference is made for further information concerning the Separate Account, General American and the Policy offered hereby. Statements contained in this Prospectus as to the contents of the Policy and other legal instruments are summaries. For a complete statement of the terms thereof reference is made to such instruments as filed.




--------------------------------------------------------------------------------
                            FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

The financial statements of General American which are included in this Prospectus should be distinguished from the financial statements of the Separate Account, and should be considered only as bearing on the ability of General American to meet its obligations under the Policy. They should not be considered as bearing on the investment performance of the assets held in the Separate Account.

                        INDEPENDENT AUDITORS' REPORT


The Board of Directors
General American Life Insurance Company
and Contractholders of General American
Separate Account Eleven:

We have audited the statements of assets and liabilities, including the schedule of investments, of the S & P 500 Index, Money Market, Bond Index, Managed Equity, Asset Allocation, International Index, Mid-Cap Equity, Small-Cap Equity, Equity Income, Growth, Overseas, Asset Manager, High Income, Mid Cap Portfolio, Worldwide Hard Assets, Worldwide Emerging Markets, Multi-Style Equity, Core Bond, Aggressive Equity, Non-US, Income & Growth, International, Value, Bond Portfolio, Small Company Portfolio, Large Cap Value, Large Cap Growth, Small Cap Value, Small Cap Growth, International Equity, Emerging Markets Equity, Core Fixed Income, High Yield Bond, International Fixed Income, Emerging Markets Debt, Janus Mid-Cap, T. Rowe Price Large Cap Growth, T. Rowe Price Small Cap Growth, and Alger Equity Growth Divisions of General American Separate Account Eleven as of December 31, 2000, and the respective related statements of operations and changes in net assets for each of the periods in the year then ended. These financial statements are the responsibility of the management of General American Separate Account Eleven. Our responsibility is to express an opinion on these financial statements based on our audits. The statements of operations and changes in net assets for each of the years ended December 31, 1999 and 1998 were audited by other auditors whose report dated February 25, 2000 expressed an unqualified opinion on those statements.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2000 by correspondence with the distributor and depositor of the separate account. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such 2000 financial statements referred to above present fairly, in all material respects, the financial position of the S & P 500 Index, Money Market, Bond Index, Managed Equity, Asset Allocation, International Index, Mid-Cap Equity, Small-Cap Equity, Equity Income, Growth, Overseas, Asset Manager, High Income, Worldwide Hard Assets, Worldwide Emerging Markets, Multi-Style Equity, Core Bond, Aggressive Equity, Non-US, Income & Growth, International, Value, Bond Portfolio, Small Company Portfolio, Large Cap Value, Large Cap Growth, Small Cap Value, Small Cap Growth, International Equity, Emerging Markets Equity, Core Fixed Income, High Yield Bond, International Fixed Income, Emerging Markets Debt, Janus Mid-Cap, T. Rowe Price Large Cap Growth, T. Rowe Price Small Cap Growth, and Alger Equity Growth Fund Divisions of General American Separate Account Eleven as of December 31, 2000, the respective results of their operations and changes in their net assets for each of the periods in the year then ended, in conformity with accounting principles generally accepted in the United States of America.


DELOITTE & TOUCHE LLP


St. Louis, Missouri
February 28, 2001

                                        GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                                          STATEMENTS OF ASSETS AND LIABILITIES
                                                    DECEMBER 31, 2000


                                                      S & P 500 INDEX    MONEY MARKET     BOND INDEX FUND  MANAGED EQUITY
                                                       FUND DIVISION    FUND DIVISION        DIVISION      FUND DIVISION
                                                      ---------------   --------------    ---------------  --------------
Assets:
  Investments at market value (see Schedule of
   Investments):
    General American Capital Company                  $   65,413,477    $   13,424,726    $    7,714,431   $    6,916,937
    Fidelity VIP Fund                                              -                 -                 -                -
    Fidelity VIP Fund II                                           -                 -                 -                -
    Van Eck Worldwide Insurance Trust                              -                 -                 -                -
    Russell Insurance Fund                                         -                 -                 -                -
    American Century Variable Portfolios                           -                 -                 -                -
    J.P. Morgan Series Trust II                                    -                 -                 -                -
    SEI Insurance Products Trust                                   -                 -                 -                -
    Metropolitan Series Fund, Inc.                                 -                 -                 -                -
    New England Zenith Fund                                        -                 -                 -                -
  Dividends Receivable                                             -                 -                 -                -
  Receivable from General American Life
    Insurance Company                                         49,749           154,311                 -                -
                                                      --------------    --------------    --------------   --------------

      Total assets                                        65,463,226        13,579,037         7,714,431        6,916,937
                                                      --------------    --------------    --------------   --------------

Liabilities:
  Payable to General American Life
    Insurance Company                                              -                 -             4,463            3,209
                                                      --------------    --------------    --------------   --------------

        Total net assets                              $   65,463,226    $   13,579,037    $    7,709,968   $    6,913,728
                                                      ==============    ==============    ==============   ==============


Total units held - VUL-95                                    204,824            34,978            87,768           83,342
Total units held - VGSP                                      579,901           204,793           117,239           49,411
Total units held - VUL-100                                   681,804            74,140           134,573           81,393
Total units held - Russell VUL                                     -                 -                 -                -
Total units held - VUL-2000                                1,055,844           679,250            70,382           34,853
Total units held - JSVUL-2000                                141,124            74,762            10,302            2,385
Total units held - Destiny                                    92,113            50,450            81,596            4,049

VUL-95 Net unit value                                 $        49.28    $        19.33    $        24.44   $        36.71
VGSP Net unit value                                   $        31.98    $        14.12    $        15.07   $        25.64
VUL-100 Net unit value                                $        29.90    $        13.25    $        15.02   $        24.98
Russell VUL Net unit value                            $        12.93    $        12.25    $        10.98   $        13.69
VUL-2000 Net unit value                               $        12.93    $        11.23    $        10.98   $        13.69
JSVUL-2000 Net unit value                             $        12.93    $        11.23    $        10.98   $        13.69
Destiny Net unit value                                $        10.46    $        11.12    $        10.92   $        10.81

Cost of investments                                   $   76,560,134    $   13,917,031    $    7,773,818   $    8,608,443


See accompanying notes to the financial statements.

                                      GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                                        STATEMENTS OF ASSETS AND LIABILITIES
                                                  DECEMBER 31, 2000

                                                      ASSET ALLOCATION      INTERNATIONAL INDEX       MID-CAP EQUITY
                                                       FUND DIVISION           FUND DIVISION          FUND DIVISION
                                                      ----------------      -------------------       --------------
Assets:
  Investments at market value (see Schedule of
   Investments):
    General American Capital Company                   $   19,734,038          $   10,344,441         $    6,776,452
    Fidelity VIP Fund                                               -                       -                      -
    Fidelity VIP Fund II                                            -                       -                      -
    Van Eck Worldwide Insurance Trust                               -                       -                      -
    Russell Insurance Fund                                          -                       -                      -
    American Century Variable Portfolios                            -                       -                      -
    J.P. Morgan Series Trust II                                     -                       -                      -
    SEI Insurance Products Trust                                    -                       -                      -
    Metropolitan Series Fund, Inc.                                  -                       -                      -
    New England Zenith Fund                                         -                       -                      -
  Dividends Receivable                                              -                       -                      -
  Receivable from General American Life
    Insurance Company                                               -                       -                      -
                                                       --------------          --------------         --------------

      Total assets                                         19,734,038              10,344,441              6,776,452
                                                       --------------          --------------         --------------

Liabilities:
  Payable to General American Life
    Insurance Company                                          11,846                   5,402                 13,505
                                                       --------------          --------------         --------------

        Total net assets                               $   19,722,192          $   10,339,039         $    6,762,947
                                                       ==============          ==============         ==============


Total units held - VUL-95                                     289,668                 127,636                111,932
Total units held - VGSP                                        75,963                  80,189                107,645
Total units held - VUL-100                                    120,170                  96,222                 81,968
Total units held - Russell VUL                                      -                       -                      -
Total units held - VUL-2000                                   155,767                  48,016                 63,263
Total units held - JSVUL-2000                                  15,500                   7,053                  6,573
Total units held - Destiny                                     14,662                  13,768                      -

VUL-95 Net unit value                                  $        42.01          $        20.23         $        20.15
VGSP Net unit value                                    $        25.06          $        17.57         $        20.25
VUL-100 Net unit value                                 $        24.73          $        14.87         $        18.38
Russell VUL Net unit value                             $        14.62          $        12.38         $        11.76
VUL-2000 Net unit value                                $        14.62          $        12.38         $        11.76
JSVUL-2000 Net unit value                              $        14.62          $        12.38         $        11.76
Destiny Net unit value                                 $        11.87          $        10.33         $        10.93

Cost of investments                                    $   22,658,899          $   10,737,316         $    9,488,520




See accompanying notes to the financial statements.

                                          GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                                            STATEMENTS OF ASSETS AND LIABILITIES
                                                      DECEMBER 31, 2000

                                                      SMALL-CAP EQUITY   EQUITY INCOME       GROWTH FUND    OVERSEAS FUND
                                                        FUND DIVISION    FUND DIVISION        DIVISION         DIVISION
                                                      ----------------   --------------    --------------   --------------
Assets:
  Investments at market value (see Schedule of
   Investments):
    General American Capital Company                   $    3,552,818    $            -    $            -   $            -
    Fidelity VIP Fund                                               -        24,092,968        57,955,845       14,522,222
    Fidelity VIP Fund II                                            -                 -                 -                -
    Van Eck Worldwide Insurance Trust                               -                 -                 -                -
    Russell Insurance Fund                                          -                 -                 -                -
    American Century Variable Portfolios                            -                 -                 -                -
    J.P. Morgan Series Trust II                                     -                 -                 -                -
    SEI Insurance Products Trust                                    -                 -                 -                -
    Metropolitan Series Fund, Inc.                                  -                 -                 -                -
    New England Zenith Fund                                         -                 -                 -                -
  Dividends Receivable                                              -                 -                 -                -
  Receivable from General American Life
    Insurance Company                                               -                 -                 -                -
                                                       --------------    --------------    --------------   --------------

      Total assets                                          3,552,818        24,092,968        57,955,845       14,522,222
                                                       --------------    --------------    --------------   --------------

Liabilities:
  Payable to General American Life
    Insurance Company                                           2,416            17,245            38,222            7,492
                                                       --------------    --------------    --------------   --------------

        Total net assets                               $    3,550,402    $   24,075,723    $   57,917,623   $   14,514,730
                                                       ==============    ==============    ==============   ==============


Total units held - VUL-95                                      37,060           242,123           360,808          208,670
Total units held - VGSP                                       100,331           240,033           466,536          279,276
Total units held - VUL-100                                    101,470           304,197           507,306          149,364
Total units held - Russell VUL                                      -                 -                 -                -
Total units held - VUL-2000                                    50,894           191,538           668,705          130,367
Total units held - JSVUL-2000                                   8,936            26,389            55,049            6,586
Total units held - Destiny                                      4,723            38,172           243,971           14,084

VUL-95 Net unit value                                  $        11.81    $        27.94    $        35.86   $        21.95
VGSP Net unit value                                    $        11.88    $        28.13    $        34.02   $        19.73
VUL-100 Net unit value                                 $        11.79    $        24.14    $        31.04   $        17.08
Russell VUL Net unit value                             $        11.29    $        12.87    $        14.84   $        12.64
VUL-2000 Net unit value                                $        11.29    $        12.87    $        14.84   $        12.64
JSVUL-2000 Net unit value                              $        11.29    $        12.87    $        14.84   $        12.64
Destiny Net unit value                                 $        10.47    $        10.72    $        10.75   $        10.09

Cost of investments                                    $    3,743,186    $   22,363,880    $   55,301,839   $   15,142,188



See accompanying notes to the financial statements.

                                  GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                                    STATEMENTS OF ASSETS AND LIABILITIES
                                              DECEMBER 31, 2000

                                                  ASSET MANAGER    HIGH INCOME FUND   MID CAP FUND
                                                  FUND DIVISION        DIVISION         DIVISION
                                                  --------------   ----------------  --------------
Assets:
  Investments at market value (see Schedule of
   Investments):
    General American Capital Company              $            -    $            -   $            -
    Fidelity VIP Fund                                          -         5,743,217          875,052
    Fidelity VIP Fund II                               2,813,923                 -                -
    Van Eck Worldwide Insurance Trust                          -                 -                -
    Russell Insurance Fund                                     -                 -                -
    American Century Variable Portfolios                       -                 -                -
    J.P. Morgan Series Trust II                                -                 -                -
    SEI Insurance Products Trust                               -                 -                -
    Metropolitan Series Fund, Inc.                             -                 -                -
    New England Zenith Fund                                    -                 -                -
  Dividends Receivable                                         -                 -                -
  Receivable from General American Life
    Insurance Company                                          -                 -                -
                                                  --------------    --------------   --------------

      Total assets                                     2,813,923         5,743,217          875,052
                                                  --------------    --------------   --------------

Liabilities:
  Payable to General American Life
    Insurance Company                                      1,737             3,452              415
                                                  --------------    --------------   --------------

        Total net assets                          $    2,812,186    $    5,739,765   $      874,637
                                                  ==============    ==============   ==============


Total units held - VUL-95                                 11,322            13,971            5,631
Total units held - VGSP                                   25,422           139,145           21,726
Total units held - VUL-100                                63,960           233,605            2,532
Total units held - Russell VUL                                 -                 -                -
Total units held - VUL-2000                               74,936           132,013           41,284
Total units held - JSVUL-2000                              1,313             5,282            4,946
Total units held - Destiny                                15,695            29,069                -

VUL-95 Net unit value                             $        17.34    $        11.13   $        11.47
VGSP Net unit value                               $        17.48    $        11.23   $        11.48
VUL-100 Net unit value                            $        17.29    $        11.10   $        11.47
Russell VUL Net unit value                        $        11.82    $         8.70   $        11.50
VUL-2000 Net unit value                           $        11.82    $         8.70   $        11.50
JSVUL-2000 Net unit value                         $        11.82    $         8.70   $        11.50
Destiny Net unit value                            $        10.45    $         8.02   $        11.54

Cost of investments                               $    3,000,940    $    7,263,769   $      841,143



See accompanying notes to the financial statements.

                                             GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                                               STATEMENTS OF ASSETS AND LIABILITIES
                                                        DECEMBER 31, 2000

                                                       WORLDWIDE HARD         WORLDWIDE
                                                         ASSETS FUND       EMERGING MARKETS    MULTI-STYLE EQUITY  CORE BOND FUND
                                                          DIVISION          FUND DIVISION        FUND DIVISION        DIVISION
                                                      ---------------      ----------------    ------------------ ---------------
Assets:
  Investments at market value (see Schedule of
   Investments):
    General American Capital Company                  $             -       $            -       $            -   $            -
    Fidelity VIP Fund                                               -                    -                    -                -
    Fidelity VIP Fund II                                            -                    -                    -                -
    Van Eck Worldwide Insurance Trust                         346,548            1,423,567                    -                -
    Russell Insurance Fund                                          -                    -           10,273,501        3,132,003
    American Century Variable Portfolios                            -                    -                    -                -
    J.P. Morgan Series Trust II                                     -                    -                    -                -
    SEI Insurance Products Trust                                    -                    -                    -                -
    Metropolitan Series Fund, Inc.                                  -                    -                    -                -
    New England Zenith Fund                                         -                    -                    -                -
  Dividends Receivable                                              -                    -                    -                -
  Receivable from General American Life
    Insurance Company                                               -                    -                    -                -
                                                      ---------------       --------------       --------------   --------------

      Total assets                                            346,548            1,423,567           10,273,501        3,132,003
                                                      ---------------       --------------       --------------   --------------

Liabilities:
  Payable to General American Life
    Insurance Company                                             194                  540                9,084            1,913
                                                      ---------------       --------------       --------------   --------------

        Total net assets                              $       346,354       $    1,423,027       $   10,264,417   $    3,130,090
                                                      ===============       ==============       ==============   ==============


Total units held - VUL-95                                       7,739                8,384               36,033            9,908
Total units held - VGSP                                         4,896              105,521              381,748          191,340
Total units held - VUL-100                                     17,232               13,270               50,259            9,101
Total units held - Russell VUL                                      -                    -              103,551            9,088
Total units held - VUL-2000                                     2,634               10,244               88,400           26,109
Total units held - JSVUL-2000                                     207                1,296               14,647            8,442
Total units held - Destiny                                          -               10,082                    -                -

VUL-95 Net unit value                                 $        10.30        $         9.17       $        11.08   $        11.25
VGSP Net unit value                                   $        10.38        $         9.19       $        16.61   $        12.66
VUL-100 Net unit value                                $        10.27        $         9.16       $        11.07   $        11.24
Russell VUL Net unit value                            $        13.65        $        14.11       $        16.67   $        12.63
VUL-2000 Net unit value                               $        13.65        $        14.11       $        12.04   $        10.96
JSVUL-2000 Net unit value                             $        13.65        $        14.11       $        12.04   $        10.96
Destiny Net unit value                                $        10.96        $         9.12       $            -   $            -

Cost of investments                                   $      307,782        $    1,973,735       $   11,403,559   $    3,028,260



See accompanying notes to the financial statements.

                                    GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                                      STATEMENTS OF ASSETS AND LIABILITIES
                                                DECEMBER 31, 2000

                                                     AGGRESSIVE EQUITY        NON-US FUND       INCOME & GROWTH
                                                       FUND DIVISION           DIVISION          FUND DIVISION
                                                     -----------------      --------------      ---------------
Assets:
  Investments at market value (see Schedule of
   Investments):
    General American Capital Company                   $            -       $            -      $            -
    Fidelity VIP Fund                                               -                    -                   -
    Fidelity VIP Fund II                                            -                    -                   -
    Van Eck Worldwide Insurance Trust                               -                    -                   -
    Russell Insurance Fund                                  4,115,846            3,131,350                   -
    American Century Variable Portfolios                            -                    -           3,701,621
    J.P. Morgan Series Trust II                                     -                    -                   -
    SEI Insurance Products Trust                                    -                    -                   -
    Metropolitan Series Fund, Inc.                                  -                    -                   -
    New England Zenith Fund                                         -                    -                   -
  Dividends Receivable                                              -                    -                   -
  Receivable from General American Life
    Insurance Company                                               -                    -                   -
                                                       --------------       --------------      --------------

      Total assets                                          4,115,846            3,131,350           3,701,621
                                                       --------------       --------------      --------------

Liabilities:
  Payable to General American Life
    Insurance Company                                           5,381                3,264                 650
                                                       --------------       --------------      --------------

        Total net assets                               $    4,110,465       $    3,128,086      $    3,700,971
                                                       ==============       ==============      ==============


Total units held - VUL-95                                      15,978                7,470              71,029
Total units held - VGSP                                       138,223              190,299              13,219
Total units held - VUL-100                                     21,400               12,292              46,605
Total units held - Russell VUL                                 70,965               10,886                   -
Total units held - VUL-2000                                    65,503               17,776             138,378
Total units held - JSVUL-2000                                   4,788                5,531               5,632
Total units held - Destiny                                          -                    -              61,496

VUL-95 Net unit value                                  $         9.40       $        11.17      $         9.85
VGSP Net unit value                                    $        13.92       $        12.99      $         9.87
VUL-100 Net unit value                                 $         9.39       $        11.16      $         9.84
Russell VUL Net unit value                             $        14.10       $        12.67      $        12.48
VUL-2000 Net unit value                                $        11.87       $        12.80      $        12.48
JSVUL-2000 Net unit value                              $        11.87       $        12.80      $        12.48
Destiny Net unit value                                 $            -       $            -      $        10.01

Cost of investments                                    $    4,293,163       $    3,392,683      $    3,985,521



See accompanying notes to the financial statements.

                                             GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                                               STATEMENTS OF ASSETS AND LIABILITIES
                                                        DECEMBER 31, 2000
                                                                                                            SMALL COMPANY
                                                   INTERNATIONAL FUND      VALUE FUND      BOND PORTFOLIO   PORTFOLIO FUND
                                                        DIVISION            DIVISION       FUND DIVISION       DIVISION
                                                   ------------------    --------------    --------------   --------------
Assets:
  Investments at market value (see Schedule of
   Investments):
    General American Capital Company                   $            -    $            -    $            -   $            -
    Fidelity VIP Fund                                               -                 -                 -                -
    Fidelity VIP Fund II                                            -                 -                 -                -
    Van Eck Worldwide Insurance Trust                               -                 -                 -                -
    Russell Insurance Fund                                          -                 -                 -                -
    American Century Variable Portfolios                    4,621,517         1,571,459                 -                -
    J.P. Morgan Series Trust II                                     -                 -         1,118,957        4,556,193
    SEI Insurance Products Trust                                    -                 -                 -                -
    Metropolitan Series Fund, Inc.                                  -                 -                 -                -
    New England Zenith Fund                                         -                 -                 -                -
  Dividends Receivable                                              -                 -                 -                -
  Receivable from General American Life
    Insurance Company                                               -                 -                 -            5,209
                                                       --------------    --------------    --------------   --------------

      Total assets                                          4,621,517         1,571,459         1,118,957        4,561,402
                                                       --------------    --------------    --------------   --------------

Liabilities:
  Payable to General American Life
    Insurance Company                                           3,099               587               346                -
                                                       --------------    --------------    --------------   --------------

        Total net assets                               $    4,618,418    $    1,570,872    $    1,118,611   $    4,561,402
                                                       ==============    ==============    ==============   ==============

Total units held - VUL-95                                      23,472             5,256               365           17,095
Total units held - VGSP                                        51,246             5,601             7,849           85,875
Total units held - VUL-100                                     37,880            12,299               453           25,585
Total units held - Russell VUL                                      -                 -                 -                -
Total units held - VUL-2000                                   169,821            26,803            59,879          115,918
Total units held - JSVUL-2000                                   4,465               821             1,154            7,088
Total units held - Destiny                                     54,583            79,932            31,514           81,960

VUL-95 Net unit value                                  $        12.72    $        10.68    $        10.79   $        12.59
VGSP Net unit value                                    $        12.75    $        10.71    $        10.81   $        12.62
VUL-100 Net unit value                                 $        12.71    $        10.67    $        10.78   $        12.58
Russell VUL Net unit value                             $        14.33    $        12.58    $        11.00   $        14.77
VUL-2000 Net unit value                                $        14.33    $        12.58    $        11.00   $        14.77
JSVUL-2000 Net unit value                              $        14.33    $        12.58    $        11.00   $        14.77
Destiny Net unit value                                 $        12.59    $        12.21    $        11.23   $        13.70

Cost of investments                                    $    5,204,874    $    1,348,783    $    1,095,720   $    5,063,483



See accompanying notes to the financial statements.

                                    GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                                      STATEMENTS OF ASSETS AND LIABILITIES
                                               DECEMBER 31, 2000

                                                       LARGE CAP VALUE     LARGE CAP GROWTH    SMALL CAP VALUE
                                                        FUND DIVISION        FUND DIVISION      FUND DIVISION
                                                       ---------------     ----------------    ---------------
Assets:
  Investments at market value (see Schedule of
   Investments):
    General American Capital Company                   $            -       $            -     $             -
    Fidelity VIP Fund                                               -                    -                   -
    Fidelity VIP Fund II                                            -                    -                   -
    Van Eck Worldwide Insurance Trust                               -                    -                   -
    Russell Insurance Fund                                          -                    -                   -
    American Century Variable Portfolios                            -                    -                   -
    J.P. Morgan Series Trust II                                     -                    -                   -
    SEI Insurance Products Trust                            2,908,027            1,863,905             397,994
    Metropolitan Series Fund, Inc.                                  -                    -                   -
    New England Zenith Fund                                         -                    -                   -
  Dividends Receivable                                              -                    -                   -
  Receivable from General American Life
    Insurance Company                                               -                    -                   -
                                                       --------------       --------------     ---------------

      Total assets                                          2,908,027            1,863,905             397,994
                                                       --------------       --------------     ---------------

Liabilities:
  Payable to General American Life
    Insurance Company                                          24,324               23,612               2,799
                                                       --------------       --------------     ---------------

        Total net assets                               $    2,883,703       $    1,840,293     $       395,195
                                                       ==============       ==============     ===============


Total units held - VUL-95                                      44,252               97,592               2,483
Total units held - VGSP                                       111,500               15,849              13,230
Total units held - VUL-100                                     28,877               63,396               2,321
Total units held - Russell VUL                                      -                    -                   -
Total units held - VUL-2000                                    74,653               60,537              13,874
Total units held - JSVUL-2000                                   5,702                9,444               1,097
Total units held - Destiny                                          -                    -                   -

VUL-95 Net unit value                                  $        11.01       $         7.62     $         11.80
VGSP Net unit value                                    $        10.83       $         7.14     $         12.00
VUL-100 Net unit value                                 $        11.01       $         7.62     $         11.80
Russell VUL Net unit value                             $        10.84       $         7.15     $         12.01
VUL-2000 Net unit value                                $        10.84       $         7.15     $         12.01
JSVUL-2000 Net unit value                              $        10.84       $         7.15     $         12.01
Destiny Net unit value                                 $        10.88       $         7.18     $         12.06

Cost of investments                                    $    2,713,408       $    2,295,204     $       369,856



See accompanying notes to the financial statements.

                                             GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                                               STATEMENTS OF ASSETS AND LIABILITIES
                                                         DECEMBER 31, 2000

                                                                          INTERNATIONAL      EMERGING MARKETS
                                                     SMALL CAP GROWTH      EQUITY FUND         EQUITY FUND       CORE FIXED INCOME
                                                      FUND DIVISION         DIVISION             DIVISION          FUND DIVISION
                                                     ----------------     -------------      ----------------    -----------------
Assets:
  Investments at market value (see Schedule of
   Investments):
    General American Capital Company                  $             -    $            -      $             -      $            -
    Fidelity VIP Fund                                               -                 -                    -                   -
    Fidelity VIP Fund II                                            -                 -                    -                   -
    Van Eck Worldwide Insurance Trust                               -                 -                    -                   -
    Russell Insurance Fund                                          -                 -                    -                   -
    American Century Variable Portfolios                            -                 -                    -                   -
    J.P. Morgan Series Trust II                                     -                 -                    -                   -
    SEI Insurance Products Trust                              668,253         1,792,296              631,072           5,366,796
    Metropolitan Series Fund, Inc.                                  -                 -                    -                   -
    New England Zenith Fund                                         -                 -                    -                   -
  Dividends Receivable                                              -                 -                    -              26,260
  Receivable from General American Life
    Insurance Company                                               -               733                    -                   -
                                                      ---------------    --------------      ---------------      --------------

      Total assets                                            668,253         1,793,029              631,072           5,393,056
                                                      ---------------    --------------      ---------------      --------------

Liabilities:
  Payable to General American Life
    Insurance Company                                             648                 -                8,660               2,886
                                                      ---------------    --------------      ---------------      --------------

        Total net assets                              $       667,605    $    1,793,029      $       622,412      $    5,390,170
                                                      ===============    ==============      ===============      ==============

Total units held - VUL-95                                      12,401            96,397               37,633              72,604
Total units held - VGSP                                        20,091            11,308                2,853             369,730
Total units held - VUL-100                                     14,753            67,811               20,898              33,289
Total units held - Russell VUL                                      -                 -                    -                   -
Total units held - VUL-2000                                    21,033            40,048               28,887              22,539
Total units held - JSVUL-2000                                   3,212             4,153                4,314               2,141
Total units held - Destiny                                          -                 -                    -                   -

VUL-95 Net unit value                                 $          9.69    $         8.29      $          6.89      $        10.87
VGSP Net unit value                                   $          9.12    $         7.78      $          6.08      $        10.75
VUL-100 Net unit value                                $          9.68    $         8.29      $          6.89      $        10.87
Russell VUL Net unit value                            $          9.13    $         7.79      $          6.08      $        10.76
VUL-2000 Net unit value                               $          9.13    $         7.79      $          6.08      $        10.76
JSVUL-2000 Net unit value                             $          9.13    $         7.79      $          6.08      $        10.76
Destiny Net unit value                                $          9.17    $         7.82      $          6.11      $        10.80

Cost of investments                                   $       708,289    $    2,047,102      $       773,706      $    5,229,753



See accompanying notes to the financial statements.


                                      GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                                        STATEMENTS OF ASSETS AND LIABILITIES
                                                 DECEMBER 31, 2000

                                                                           INTERNATIONAL FIXED
                                                      HIGH YIELD BOND          INCOME FUND        EMERGING MARKETS
                                                       FUND DIVISION            DIVISION         DEBT FUND DIVISION
                                                      ---------------      -------------------   ------------------
Assets:
  Investments at market value (see Schedule of
   Investments):
    General American Capital Company                  $             -        $             -      $             -
    Fidelity VIP Fund                                               -                      -                    -
    Fidelity VIP Fund II                                            -                      -                    -
    Van Eck Worldwide Insurance Trust                               -                      -                    -
    Russell Insurance Fund                                          -                      -                    -
    American Century Variable Portfolios                            -                      -                    -
    J.P. Morgan Series Trust II                                     -                      -                    -
    SEI Insurance Products Trust                              381,768                617,091              184,795
    Metropolitan Series Fund, Inc.                                  -                      -                    -
    New England Zenith Fund                                         -                      -                    -
  Dividends Receivable                                          3,516                      -                    -
  Receivable from General American Life
    Insurance Company                                               -                      -                    -
                                                      ---------------        ---------------      ---------------

      Total assets                                            385,284                617,091              184,795
                                                      ---------------        ---------------      ---------------

Liabilities:
  Payable to General American Life
    Insurance Company                                             282                    331                  103
                                                      ---------------        ---------------      ---------------

        Total net assets                              $       385,002        $       616,760      $       184,692
                                                      ===============        ===============      ===============


Total units held - VUL-95                                       9,694                  1,116                  410
Total units held - VGSP                                         5,261                 56,886               12,451
Total units held - VUL-100                                     11,009                     55                1,296
Total units held - Russell VUL                                      -                      -                    -
Total units held - VUL-2000                                    12,685                  4,053                2,639
Total units held - JSVUL-2000                                     767                    335                  544
Total units held - Destiny                                          -                      -                    -

VUL-95 Net unit value                                 $          9.75        $         10.21      $         10.79
VGSP Net unit value                                   $          9.78        $          9.87      $         10.63
VUL-100 Net unit value                                $          9.75        $         10.21      $         10.79
Russell VUL Net unit value                            $          9.79        $          9.88      $         10.65
VUL-2000 Net unit value                               $          9.79        $          9.88      $         10.65
JSVUL-2000 Net unit value                             $          9.79        $          9.88      $         10.65
Destiny Net unit value                                $          9.83        $          9.92      $         10.69

Cost of investments                                   $       395,188        $       576,667      $       195,645



See accompanying notes to the financial statements.


                                             GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                                               STATEMENTS OF ASSETS AND LIABILITIES
                                                         DECEMBER 31, 2000

                                                                        T. ROWE PRICE        T. ROWE PRICE
                                                     JANUS MID-CAP     LARGE CAP GROWTH     SMALL CAP GROWTH        ALGER EQUITY
                                                     FUND DIVISION      FUND DIVISION        FUND DIVISION         GROWTH SERIES
                                                    --------------     ----------------     ----------------       -------------
Assets:
  Investments at market value (see Schedule of
   Investments):
    General American Capital Company                $            -       $            -      $             -      $            -
    Fidelity VIP Fund                                            -                    -                    -                   -
    Fidelity VIP Fund II                                         -                    -                    -                   -
    Van Eck Worldwide Insurance Trust                            -                    -                    -                   -
    Russell Insurance Fund                                       -                    -                    -                   -
    American Century Variable Portfolios                         -                    -                    -                   -
    J.P. Morgan Series Trust II                                  -                    -                    -                   -
    SEI Insurance Products Trust                                 -                    -                    -                   -
    Metropolitan Series Fund, Inc.                       3,345,872            1,066,539              625,452                   -
    New England Zenith Fund                                      -                    -                    -           1,732,209
  Dividends Receivable                                           -                    -                    -                   -
  Receivable from General American Life
    Insurance Company                                          527                1,569                    -               1,037
                                                    --------------       --------------      ---------------      --------------

      Total assets                                       3,346,399            1,068,108              625,452           1,733,246
                                                    --------------       --------------      ---------------      --------------

Liabilities:
  Payable to General American Life
    Insurance Company                                            -                    -                  147                   -
                                                    --------------       --------------      ---------------      --------------

        Total net assets                            $    3,346,399       $    1,068,108      $       625,305      $    1,733,246
                                                    ==============       ==============      ===============      ==============


Total units held - VUL-95                                   81,813               10,279                3,658              35,760
Total units held - VGSP                                    159,068               81,957               44,603             104,487
Total units held - VUL-100                                  70,679                9,243                1,917              31,988
Total units held - Russell VUL                                   -                    -                    -                   -
Total units held - VUL-2000                                129,797               10,893               18,677              38,627
Total units held - JSVUL-2000                                6,441                  378                1,872                 726
Total units held - Destiny                                       -                    -                    -                   -

VUL-95 Net unit value                               $         7.47       $         9.46      $          8.83      $         8.18
VGSP Net unit value                                 $         7.47       $         9.47      $          8.84      $         8.19
VUL-100 Net unit value                              $         7.46       $         9.46      $          8.83      $         8.18
Russell VUL Net unit value                          $         7.48       $         9.48      $          8.85      $         8.20
VUL-2000 Net unit value                             $         7.48       $         9.48      $          8.85      $         8.20
JSVUL-2000 Net unit value                           $         7.48       $         9.48      $          8.85      $         8.20
Destiny Net unit value                              $         7.51       $         9.52      $          8.88      $         8.23

Cost of investments                                 $    4,460,679       $    1,187,373      $       662,003      $    1,994,005




See accompanying notes to the financial statements.

                                              GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                                                       STATEMENT OF OPERATIONS
                                            YEARS ENDED DECEMBER 31, 2000, 1999 AND 1998

                                                       S & P 500 INDEX FUND DIVISION              MONEY MARKET FUND DIVISION
                                                ------------------------------------------    ------------------------------------
                                                     2000           1999          1998            2000        1999        1998
                                                ------------------------------------------    ------------------------------------
Investment income (See Note 2C):
 Dividend Income                                $          -   $          -   $          -    $        -   $        -  $         -

Expenses:
 Mortality and expense charges - VUL-95             (100,270)      (101,368)       (81,198)       (6,513)      (7,041)      (6,050)
 Mortality and expense charges - VGSP               (134,260)      (127,636)       (75,004)      (19,879)     (24,057)     (23,497)
 Mortality and expense charges - VUL-100            (194,760)      (161,227)       (89,773)       (9,214)     (13,766)     (15,324)
 Mortality and expense charges - Russell VUL               -              -              -             -            -         (183)
 Mortality and expense charges - VUL-2000            (55,386)       (12,586)           (50)      (26,116)     (13,814)        (465)
 Mortality and expense charges - JSVUL-2000           (8,283)        (1,944)             -        (2,039)      (1,371)         (85)
 Mortality and expense charges - Seed Money                -              -              -             -            -            -
 Mortality and expense charges - Destiny                   -              -              -             -            -            -
                                                ------------------------------------------    ------------------------------------
  Total expenses                                    (492,959)      (404,761)      (246,025)      (63,761)     (60,049)     (45,604)
                                                ------------------------------------------    ------------------------------------

Net investment income (expense)                     (492,959)      (404,761)      (246,025)      (63,761)     (60,049)     (45,604)
                                                ------------------------------------------    ------------------------------------

Net realized gain on investments:
 Realized gain from distributions                 14,676,037      3,826,572      2,339,803       776,924      501,472      263,305
 Realized gain (loss) on sales                     2,585,415      2,194,234        802,928        45,553       46,905      172,314
                                                ------------------------------------------    ------------------------------------

   Net realized gain (loss) on investments:       17,261,452      6,020,806      3,142,731       822,477      548,377      435,619
                                                ------------------------------------------    ------------------------------------
Net unrealized gain (loss) on investments:
 Unrealized gain (loss) on investments,
  beginning of period                             12,073,799      8,332,257      3,509,114      (292,325)    (183,578)     (72,985)
 Unrealized gain (loss) on investments,
  end of period                                  (11,146,657)    12,073,799      8,332,257      (492,305)    (292,325)    (183,578)
                                                ------------------------------------------   -------------------------------------

   Net unrealized gain (loss) on investments     (23,220,456)     3,741,542      4,823,143      (199,980)    (108,747)    (110,593)
                                                ------------------------------------------    ------------------------------------

     Net gain (loss) on investments               (5,959,004)     9,762,348      7,965,874       622,497      439,630      325,026
                                                ------------------------------------------    ------------------------------------

Net increase (decrease) in net assets
 resulting from operations                      $ (6,451,963)  $  9,357,587   $  7,719,849    $  558,736   $  379,581  $   279,422
                                                ==========================================    ====================================


See accompanying notes to the financial statements.


                                             GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                                                      STATEMENT OF OPERATIONS
                                           YEARS ENDED DECEMBER 31, 2000, 1999 AND 1998

                                                             BOND INDEX FUND DIVISION              MANAGED EQUITY FUND DIVISION
                                                     --------------------------------------    ------------------------------------
                                                         2000         1999          1998           2000         1999        1998
                                                     --------------------------------------    ------------------------------------
Investment income (See Note 2C):
 Dividend Income                                     $         -   $        -   $         -    $         -   $       -   $        -

Expenses:
 Mortality and expense charges - VUL-95                  (20,070)     (21,090)      (19,385)       (25,029)    (26,939)     (23,907)
 Mortality and expense charges - VGSP                     (9,793)      (7,750)       (5,292)        (7,816)     (6,933)     (10,512)
 Mortality and expense charges - VUL-100                 (17,803)     (17,629)       (8,452)       (17,703)    (16,278)      (5,764)
 Mortality and expense charges - Russell VUL                   -            -             -              -           -            -
 Mortality and expense charges - VUL-2000                 (3,620)      (2,506)           (1)        (1,961)       (485)          (4)
 Mortality and expense charges - JSVUL-2000                 (467)        (112)            -           (127)        (39)           -
 Mortality and expense charges - Seed Money                    -            -             -              -           -            -
 Mortality and expense charges - Destiny                       -            -             -              -           -            -
                                                     --------------------------------------    ------------------------------------
   Total expenses                                        (51,753)     (49,087)      (33,130)       (52,636)    (50,674)     (40,187)
                                                     --------------------------------------    ------------------------------------

Net investment income (expense)                          (51,753)     (49,087)      (33,130)       (52,636)    (50,674)     (40,187)
                                                     --------------------------------------    ------------------------------------

Net realized gain on investments:
 Realized gain from distributions                        400,130      370,745       251,095      2,416,109     302,748      629,297
 Realized gain (loss) on sales                             2,144      (13,113)       20,497        190,926     169,830       71,424
                                                     --------------------------------------    ------------------------------------

    Net realized gain (loss) on investments:             402,274      357,632       271,592      2,607,035     472,578      700,721
                                                     --------------------------------------    ------------------------------------

Net unrealized gain (loss) on investments:
 Unrealized gain (loss) on investments,
  beginning of period                                   (448,862)      79,646        15,812        110,752     436,496      485,000
 Unrealized gain (loss) on investments,
  end of period                                          (59,387)    (448,862)       79,646     (1,691,506)    110,752      436,496
                                                     --------------------------------------    ------------------------------------

    Net unrealized gain (loss) on investments            389,475     (528,508)       63,834     (1,802,258)   (325,744)     (48,504)
                                                     --------------------------------------    ------------------------------------

     Net gain (loss) on investments                      791,749     (170,876)      335,426        804,777     146,834      652,217
                                                     --------------------------------------    ------------------------------------
Net increase (decrease) in net assets
 resulting from operations                           $   739,996   $ (219,963)  $   302,296    $   752,141   $  96,160   $  612,030
                                                     ======================================    ====================================


See accompanying notes to the financial statements.

                                              GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                                                       STATEMENT OF OPERATIONS
                                            YEARS ENDED DECEMBER 31, 2000, 1999 AND 1998

                                                        ASSET ALLOCATION FUND DIVISION          INTERNATIONAL INDEX FUND DIVISION
                                                    --------------------------------------  ---------------------------------------
                                                        2000         1999          1998         2000         1999           1998
                                                    --------------------------------------  ---------------------------------------
Investment income (See Note 2C):
 Dividend Income                                    $         -  $         -   $         -  $         -   $         -   $         -

Expenses:
 Mortality and expense charges - VUL-95                (109,164)     (93,831)      (75,604)     (28,698)      (29,351)      (25,562)
 Mortality and expense charges - VGSP                   (14,035)     (14,195)       (9,318)     (10,670)       (9,868)       (8,370)
 Mortality and expense charges - VUL-100                (27,837)     (20,890)      (12,005)     (16,348)      (16,070)      (11,491)
 Mortality and expense charges - Russell VUL                  -            -             -                          -             -
 Mortality and expense charges - VUL-2000                (9,033)      (1,724)           (2)      (2,650)         (531)           (3)
 Mortality and expense charges - JSVUL-2000              (1,007)        (167)            -         (452)          (83)            -
 Mortality and expense charges - Seed Money                   -            -             -      (37,773)      (34,396)      (29,672)
 Mortality and expense charges - Destiny                      -            -             -            -             -             -
                                                    --------------------------------------  ---------------------------------------
    Total expenses                                     (161,076)    (130,807)      (96,929)     (96,591)      (90,299)      (75,098)
                                                    --------------------------------------  ---------------------------------------

Net investment income (expense)                        (161,076)    (130,807)      (96,929)     (96,591)      (90,299)      (75,098)
                                                    --------------------------------------  ---------------------------------------

Net realized gain on investments:
 Realized gain from distributions                     6,903,265      287,031     1,145,796    1,771,145       164,897       120,664
 Realized gain (loss) on sales                          955,801      804,253       230,635      523,080       295,829       220,991
                                                    --------------------------------------  ---------------------------------------

     Net realized gain (loss) on investments:         7,859,066    1,091,284     1,376,431    2,294,225       460,726       341,655
                                                    --------------------------------------  ---------------------------------------

Net unrealized gain (loss) on investments:
 Unrealized gain (loss) on investments,
  beginning of period                                 4,658,326    2,336,704     1,762,536    3,766,663     1,297,560        69,016
 Unrealized gain (loss) on investments,
  end of period                                      (2,924,861)   4,658,326     2,336,704     (392,875)    3,766,663     1,297,560
                                                    --------------------------------------  ---------------------------------------

      Net unrealized gain (loss) on investments      (7,583,187)   2,321,622       574,168   (4,159,538)    2,469,103     1,228,544
                                                    --------------------------------------  ---------------------------------------

        Net gain (loss) on investments                  275,879    3,412,906     1,950,599   (1,865,313)    2,929,829     1,570,199
                                                    --------------------------------------  ---------------------------------------

Net increase (decrease) in net assets
 resulting from operations                          $   114,803  $ 3,282,099   $ 1,853,670  $(1,961,904)  $ 2,839,530   $ 1,495,101
                                                    ======================================  =======================================


See accompanying notes to the financial statements.

                                              GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                                                       STATEMENT OF OPERATIONS
                                            YEARS ENDED DECEMBER 31, 2000, 1999 AND 1998


                                                          MID-CAP EQUITY FUND DIVISION           SMALL-CAP EQUITY FUND DIVISION
                                                     -------------------------------------    ------------------------------------
                                                         2000         1999         1998          2000         1999         1998
                                                     -------------------------------------    ------------------------------------
Investment income (See Note 2C):
 Dividend Income                                     $         -   $        -   $        -    $        -   $        -   $        -

Expenses:
 Mortality and expense charges - VUL-95                  (28,446)     (28,421)     (29,781)       (4,329)      (4,815)      (4,514)
 Mortality and expense charges - VGSP                    (17,621)     (13,677)     (13,465)       (7,513)      (6,607)      (4,623)
 Mortality and expense charges - VUL-100                 (17,279)     (14,697)     (11,694)       (9,213)      (8,869)      (5,535)
 Mortality and expense charges - Russell VUL                   -            -            -             -            -            -
 Mortality and expense charges - VUL-2000                 (3,279)        (524)          (2)       (2,340)        (674)          (2)
 Mortality and expense charges - JSVUL-2000                 (388)        (108)          (2)         (420)        (173)          (2)
 Mortality and expense charges - Seed Money                    -            -            -             -            -            -
 Mortality and expense charges - Destiny                       -            -            -             -            -            -
                                                     -------------------------------------    ------------------------------------
   Total expenses                                        (67,013)     (57,427)     (54,944)      (23,815)     (21,138)     (14,676)
                                                     -------------------------------------    ------------------------------------

Net investment income (expense)                          (67,013)     (57,427)     (54,944)      (23,815)     (21,138)     (14,676)
                                                     -------------------------------------    ------------------------------------

Net realized gain on investments:
 Realized gain from distributions                      2,473,629       16,722      208,897       208,782      116,957      112,685
 Realized gain (loss) on sales                           577,510      239,296      192,934      (225,132)    (200,146)     (67,010)
                                                     -------------------------------------    ------------------------------------

    Net realized gain (loss) on investments:           3,051,139      256,018      401,831       (16,350)     (83,189)      45,675
                                                     -------------------------------------    ------------------------------------

Net unrealized gain (loss) on investments:
 Unrealized gain (loss) on investments,
  beginning of period                                  1,140,498      389,305      969,578      (439,908)    (414,321)    (133,375)
 Unrealized gain (loss) on investments,
  end of period                                       (2,712,068)   1,140,498      389,305      (190,367)    (439,908)    (414,321)
                                                     -------------------------------------    ------------------------------------

    Net unrealized gain (loss) on investments         (3,852,566)     751,193     (580,273)      249,541      (25,587)    (280,946)
                                                     -------------------------------------    ------------------------------------

       Net gain (loss) on investments                   (801,427)   1,007,211     (178,442)      233,191     (108,776)    (235,271)
                                                     -------------------------------------    ------------------------------------

Net increase (decrease) in net assets
 resulting from operations                           $  (868,440)  $  949,784   $ (233,386)   $  209,376   $ (129,914)  $ (249,947)
                                                     =====================================    ====================================

See accompanying notes to the financial statements.

                                              GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                                                       STATEMENT OF OPERATIONS
                                            YEARS ENDED DECEMBER 31, 2000, 1999 AND 1998

                                                       EQUITY INCOME FUND DIVISION                   GROWTH FUND DIVISION
                                                 --------------------------------------    ----------------------------------------
                                                     2000          1999         1998           2000          1999           1998
                                                 --------------------------------------    ----------------------------------------
Investment income (See Note 2C):
 Dividend Income                                 $   405,669   $   314,148  $   247,254    $     62,273  $     64,208   $   116,859

Expenses:
 Mortality and expense charges - VUL-95              (59,332)      (66,672)     (59,688)       (133,600)     (114,678)      (86,045)
 Mortality and expense charges - VGSP                (62,170)      (54,738)     (42,329)       (166,221)      (93,832)      (56,854)
 Mortality and expense charges - VUL-100             (47,846)      (63,116)     (63,128)       (121,030)     (132,573)      (84,948)
 Mortality and expense charges - Russell VUL               -             -            -               -             -             -
 Mortality and expense charges - VUL-2000            (10,309)       (3,380)          (9)        (39,708)       (6,291)          (12)
 Mortality and expense charges - JSVUL-2000           (1,269)         (250)          (2)         (3,833)         (559)            -
 Mortality and expense charges - Seed Money                -             -            -               -             -             -
 Mortality and expense charges - Destiny                   -             -            -               -             -             -
                                                 --------------------------------------    ----------------------------------------
   Total expenses                                   (180,926)     (188,156)    (165,156)       (464,392)     (347,933)     (227,859)
                                                 --------------------------------------    ----------------------------------------

Net investment income (expense)                      224,743       125,992       82,098        (402,119)     (283,725)     (111,000)
                                                 --------------------------------------    ----------------------------------------

Net realized gain on investments:
 Realized gain from distributions                  1,528,337       694,432      879,933       6,196,177     4,037,056     3,056,780
 Realized gain (loss) on sales                       760,990       803,421    1,352,865       2,588,618     1,981,320     1,016,065
                                                 --------------------------------------    ----------------------------------------

    Net realized gain (loss) on investments:       2,289,327     1,497,853    2,232,798       8,784,795     6,018,376     4,072,845
                                                 --------------------------------------    ----------------------------------------

Net unrealized gain (loss) on investments:
 Unrealized gain (loss) on investments,
  beginning of period                              2,561,251     3,031,759    3,330,524      18,619,738    10,185,551     4,728,383
 Unrealized gain (loss) on investments,
  end of period                                    1,729,089     2,561,251    3,031,759       2,654,006    18,619,738    10,185,551
                                                 --------------------------------------    ----------------------------------------

    Net unrealized gain (loss) on investments       (832,162)     (470,508)    (298,765)    (15,965,732)    8,434,187     5,457,168
                                                 --------------------------------------    ----------------------------------------

       Net gain (loss) on investments              1,457,165     1,027,345    1,934,033      (7,180,937)   14,452,563     9,530,013
                                                 --------------------------------------    ----------------------------------------
Net increase (decrease) in net assets
 resulting from operations                       $ 1,681,908   $ 1,153,337  $ 2,016,131    $ (7,583,056) $ 14,168,838   $ 9,419,013
                                                 ======================================    ========================================

See accompanying notes to the financial statements.


                                              GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                                                       STATEMENT OF OPERATIONS
                                            YEARS ENDED DECEMBER 31, 2000, 1999 AND 1998

                                                              OVERSEAS FUND DIVISION                ASSET MANAGER FUND DIVISION
                                                     ---------------------------------------   ------------------------------------
                                                         2000           1999         1998         2000         1999         1998
                                                     ---------------------------------------   ------------------------------------
Investment income (See Note 2C):
 Dividend Income                                     $    215,081   $   155,887   $  163,318   $   76,446   $   41,846   $   21,154

Expenses:
 Mortality and expense charges - VUL-95                   (49,279)      (44,402)     (38,993)      (1,718)      (1,503)        (806)
 Mortality and expense charges - VGSP                     (24,246)      (25,313)     (20,879)     (10,160)      (2,528)      (1,194)
 Mortality and expense charges - VUL-100                  (37,394)      (19,996)     (15,142)      (3,058)      (9,469)      (5,819)
 Mortality and expense charges - Russell VUL                    -             -            -            -            -            -
 Mortality and expense charges - VUL-2000                  (6,381)       (1,027)          (1)      (3,963)      (1,934)          (4)
 Mortality and expense charges - JSVUL-2000                  (374)         (102)          (2)         (20)          (4)           -
 Mortality and expense charges - Seed Money                     -             -            -            -            -            -
 Mortality and expense charges - Destiny                        -             -            -            -            -            -
                                                     ---------------------------------------   ------------------------------------
   Total expenses                                        (117,674)      (90,840)     (75,017)     (18,919)     (15,438)      (7,823)
                                                     ---------------------------------------   ------------------------------------

Net investment income (expense)                            97,407        65,047       88,301       57,527       26,408       13,331
                                                     ---------------------------------------   ------------------------------------

Net realized gain on investments:
 Realized gain from distributions                       1,354,432       251,431      481,359      180,102       53,005       63,464
 Realized gain (loss) on sales                            466,998       344,512      205,251       (2,259)      31,755       11,108
                                                     ---------------------------------------   ------------------------------------

    Net realized gain (loss) on investments:            1,821,430       595,943      686,610      177,843       84,760       74,572
                                                     ---------------------------------------   ------------------------------------

Net unrealized gain (loss) on investments:
 Unrealized gain (loss) on investments,
  beginning of period                                   4,550,473       898,037      701,980      178,795       93,508       54,259
 Unrealized gain (loss) on investments,
  end of period                                          (619,966)    4,550,473      898,037     (187,017)     178,795       93,508
                                                     ---------------------------------------   ------------------------------------

    Net unrealized gain (loss) on investment           (5,170,439)    3,652,436      196,057     (365,812)      85,287       39,249
                                                     ---------------------------------------   ------------------------------------

       Net gain (loss) on investments                  (3,349,009)    4,248,379      882,667     (187,969)     170,047      113,821
                                                     ---------------------------------------   ------------------------------------

Net increase (decrease) in net assets
 resulting from operations                           $ (3,251,602)  $ 4,313,426   $  970,968   $ (130,442)  $  196,455   $  127,152
                                                     =======================================   ====================================

See accompanying notes to the financial statements.

                                       GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                                                STATEMENT OF OPERATIONS

                                                                                                        FOR THE PERIOD
                                                                                                         MAY 1, 2000
                                                                                                        (INCEPTION) TO
                                                      YEARS ENDED DECEMBER 31, 2000, 1999 AND 1998     DECEMBER 31, 2000

                                                               HIGH INCOME FUND DIVISION             MID CAP FUND DIVISION
                                                      --------------------------------------------   ---------------------
                                                           2000           1999           1998                2000
                                                      --------------------------------------------   ---------------------
Investment income (See Note 2C):
 Dividend Income                                      $     297,498   $    282,249   $    162,896      $         3,443

Expenses:
 Mortality and expense charges - VUL-95                      (1,507)        (2,058)        (2,432)                (177)
 Mortality and expense charges - VGSP                       (25,184)        (6,873)        (7,426)                 (53)
 Mortality and expense charges - VUL-100                     (6,733)       (19,402)       (10,806)                (501)
 Mortality and expense charges - Russell VUL                      -              -              -                    -
 Mortality and expense charges - VUL-2000                    (4,938)          (938)            (3)                (553)
 Mortality and expense charges - JSVUL-2000                    (491)          (284)            (2)                (101)
 Mortality and expense charges - Seed Money                       -              -              -                    -
 Mortality and expense charges - Destiny                          -              -              -                    -
                                                      -------------------------------------------      ---------------
   Total expenses                                           (38,853)       (29,555)       (20,669)              (1,385)
                                                      -------------------------------------------      ---------------

Net investment income (expense)                             258,645        252,694        142,227                2,058
                                                      -------------------------------------------      ---------------

Net realized gain on investments:
 Realized gain from distributions                                 -         10,551        103,507                    -
 Realized gain (loss) on sales                             (153,890)      (195,235)        17,158                1,905
                                                      -------------------------------------------      ---------------

    Net realized gain (loss) on investments:               (153,890)      (184,684)       120,665                1,905
                                                      -------------------------------------------      ---------------

Net unrealized gain (loss) on investments:
 Unrealized gain (loss) on investments,
  beginning of period                                       (27,408)      (198,858)       220,773                    -
 Unrealized gain (loss) on investments,
  end of period                                          (1,520,552)       (27,408)      (198,858)              33,908
                                                      -------------------------------------------      ---------------

    Net unrealized gain (loss) on investments            (1,493,144)       171,450       (419,631)              33,908
                                                      -------------------------------------------      ---------------

        Net gain (loss) on investments                   (1,647,034)       (13,234)      (298,966)              35,813
                                                      -------------------------------------------      ---------------

Net increase (decrease) in net assets
 resulting from operations                            $  (1,388,389)  $    239,460   $   (156,739)     $        37,871
                                                      ===========================================      ===============


See accompanying notes to the financial statements.


                                             GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                                                     STATEMENT OF OPERATIONS
                                           YEARS ENDED DECEMBER 31, 2000, 1999 AND 1998

                                                      WORLDWIDE HARD ASSETS FUND DIVISION  WORLDWIDE EMERGING MARKETS FUND DIVISION
                                                      -----------------------------------  ----------------------------------------
                                                         2000        1999        1998             2000       1999        1998
                                                      -----------------------------------  ----------------------------------------
Investment income (See Note 2C):
 Dividend Income                                       $  3,521   $   3,217   $   1,564        $    -      $       -   $      -

Expenses:
 Mortality and expense charges - VUL-95                    (744)       (722)       (759)            (855)        (32)         -
 Mortality and expense charges - VGSP                    (1,449)       (316)       (180)          (1,156)        (88)         -
 Mortality and expense charges - VUL-100                   (471)     (1,242)     (1,123)          (4,825)       (340)         -
 Mortality and expense charges - Russell VUL                  -           -           -                -           -          -
 Mortality and expense charges - VUL-2000                  (147)        (23)          -             (666)       (115)        (2)
 Mortality and expense charges - JSVUL-2000                 (10)          -           -              (70)         (8)         -
 Mortality and expense charges - Seed Money                   -           -           -                -           -          -
 Mortality and expense charges - Destiny                      -           -           -                -           -          -
                                                       --------------------------------        --------------------------------
   Total expenses                                        (2,821)     (2,303)     (2,062)          (7,572)       (583)        (2)
                                                       --------------------------------        --------------------------------

Net investment income (expense)                             700         914        (498)          (7,572)       (583)        (2)
                                                       --------------------------------        --------------------------------
Net realized gain on investments:
 Realized gain from distributions                             -           -      38,415                -           -          -
 Realized gain (loss) on sales                          (32,872)    (40,905)    (23,214)         (86,751)     29,159          -
                                                       --------------------------------        --------------------------------

    Net realized gain (loss) on investments:            (32,872)    (40,905)     15,201          (86,751)     29,159          -
                                                       --------------------------------        --------------------------------

Net unrealized gain (loss) on investments:
 Unrealized gain (loss) on investments,
  beginning of period                                   (28,094)   (115,608)    (10,760)          44,010         143          -
 Unrealized gain (loss) on investments,
  end of period                                          38,766     (28,094)   (115,608)        (550,168)     44,010        143
                                                       --------------------------------        --------------------------------

    Net unrealized gain (loss) on investments            66,860      87,514    (104,848)        (594,178)     43,867        143
                                                       --------------------------------        --------------------------------

       Net gain (loss) on investments                    33,988      46,609     (89,647)        (680,929)     73,026        143
                                                       --------------------------------        --------------------------------

Net increase (decrease) in net assets
 resulting from operations                             $ 34,688   $  47,523   $ (90,145)       $(688,501)  $  72,443   $    141
                                                       ================================        ================================

See accompanying notes to the financial statements.

                                              GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                                                       STATEMENT OF OPERATIONS
                                            YEARS ENDED DECEMBER 31, 2000, 1999 AND 1998


                                                         MULTI-STYLE EQUITY FUND DIVISION             CORE BOND FUND DIVISION
                                                     ----------------------------------------    ----------------------------------
                                                         2000         1999          1998            2000       1999        1998
                                                     ----------------------------------------    ----------------------------------
Investment income (See Note 2C):
 Dividend Income                                     $    74,081   $   104,649   $    34,444     $ 445,197   $ 476,170   $ 157,233

Expenses:
 Mortality and expense charges - VUL-95                   (4,443)       (3,542)         (344)         (841)       (500)        (84)
 Mortality and expense charges - VGSP                     (4,925)      (65,628)      (27,236)         (784)    (36,113)    (17,465)
 Mortality and expense charges - VUL-100                 (68,753)       (3,741)         (164)      (49,424)     (1,424)        (20)
 Mortality and expense charges - Russell VUL             (12,156)      (19,658)      (12,992)       (2,132)     (8,800)     (6,579)
 Mortality and expense charges - VUL-2000                 (5,634)       (1,847)          (20)       (1,657)     (1,426)         (2)
 Mortality and expense charges - JSVUL-2000                 (784)         (282)           (4)         (430)       (118)         (2)
 Mortality and expense charges - Seed Money                    -             -             -             -           -           -
 Mortality and expense charges - Destiny                       -             -             -             -           -           -
                                                     ---------------------------------------     ---------------------------------
  Total expenses                                         (96,695)      (94,698)      (40,760)      (55,268)    (48,381)    (24,152)
                                                     ---------------------------------------     ---------------------------------

Net investment income (expense)                          (22,614)        9,951        (6,316)      389,929     427,789     133,081
                                                     ---------------------------------------     ---------------------------------

Net realized gain on investments:
 Realized gain from distributions                        513,373     1,357,954        72,664             -     292,845       8,034
 Realized gain (loss) on sales                           934,300       281,283        66,462      (472,084)    (62,678)     27,645
                                                     ---------------------------------------     ---------------------------------

    Net realized gain (loss) on investments:           1,447,673     1,639,237       139,126      (472,084)    230,167      35,679
                                                     ---------------------------------------     ---------------------------------

Net unrealized gain (loss) on investments:
 Unrealized gain (loss) on investments,
  beginning of period                                  2,118,228     1,504,566         1,553      (651,116)     99,544      27,482
 Unrealized gain (loss) on investments,
  end of period                                       (1,130,058)    2,118,228     1,504,566       103,744    (651,116)     99,544
                                                     ---------------------------------------     ---------------------------------

    Net unrealized gain (loss) on investments         (3,248,286)      613,662     1,503,013       754,860    (750,660)     72,062
                                                     ---------------------------------------     ---------------------------------

        Net gain (loss) on investments                (1,800,613)    2,252,899     1,642,139       282,776    (520,493)    107,741
                                                     ---------------------------------------     ---------------------------------
Net increase (decrease) in net assets
 resulting from operations                           $(1,823,227)  $ 2,262,850   $ 1,635,823     $ 672,705   $ (92,704)  $ 240,822
                                                     =======================================     =================================

See accompanying notes to the financial statements.


                                             GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                                                      STATEMENT OF OPERATIONS
                                           YEARS ENDED DECEMBER 31, 2000, 1999 AND 1998

                                                      AGGRESSIVE EQUITY FUND DIVISION               NON-US FUND DIVISION
                                                     ---------------------------------     -------------------------------------
                                                        2000        1999        1998           2000         1999          1998
                                                     ---------------------------------     -------------------------------------
Investment income (See Note 2C):
  Dividend Income                                    $  15,814   $  13,632   $   3,204     $     4,604   $    75,751   $  18,758

Expenses:
  Mortality and expense charges - VUL-95                (1,693)     (1,191)       (233)         (1,312)       (1,218)       (207)
  Mortality and expense charges - VGSP                  (1,594)    (15,730)     (9,648)         (1,215)      (16,258)     (9,418)
  Mortality and expense charges - VUL-100              (17,541)       (891)        (47)        (19,212)       (1,045)        (21)
  Mortality and expense charges - Russell VUL           (5,921)     (6,519)     (5,729)         (2,387)       (5,664)     (3,734)
  Mortality and expense charges - VUL-2000              (3,337)     (1,111)        (18)         (1,255)         (458)         (3)
  Mortality and expense charges - JSVUL-2000              (266)        (84)          -            (297)          (98)         (2)
  Mortality and expense charges - Seed Money                 -           -           -               -             -           -
  Mortality and expense charges - Destiny                    -           -           -               -             -           -
                                                     ---------------------------------     -------------------------------------
    Total expenses                                     (30,352)    (25,526)    (15,675)        (25,678)      (24,741)    (13,385)
                                                     ---------------------------------     -------------------------------------

Net investment income (expense)                        (14,538)    (11,894)    (12,471)        (21,074)       51,010       5,373
                                                     ---------------------------------     -------------------------------------

Net realized gain on investments:
  Realized gain from distributions                     472,086      21,933     103,600         286,885       104,370       5,331
  Realized gain (loss) on sales                        (38,895)    (47,751)    (61,039)        488,585       109,735     (18,787)
                                                     ---------------------------------     -------------------------------------

     Net realized gain (loss) on investments:          433,191     (25,818)     42,561         775,470       214,105     (13,456)
                                                     ---------------------------------     -------------------------------------

Net unrealized gain (loss) on investments:
  Unrealized gain (loss) on investments,
   beginning of period                                 318,975     (22,415)     23,627       1,132,570       160,666     (57,317)
  Unrealized gain (loss) on investments,
   end of period                                      (177,317)    318,975     (22,415)       (261,333)    1,132,570     160,666
                                                     ---------------------------------     -------------------------------------

     Net unrealized gain (loss) on investments        (496,292)    341,390     (46,042)     (1,393,903)      971,904     217,983
                                                     ---------------------------------     -------------------------------------

        Net gain (loss) on investments                 (63,101)    315,572      (3,481)       (618,433)    1,186,009     204,527
                                                     ---------------------------------     -------------------------------------

Net increase (decrease) in net assets
 resulting from operations                           $ (77,639)  $ 303,678   $ (15,952)    $  (639,507)  $ 1,237,019   $ 209,900
                                                     =================================     =====================================

See accompanying notes to the financial statements.

                                            GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                                                    STATEMENT OF OPERATIONS
                                          YEARS ENDED DECEMBER 31, 2000, 1999 AND 1998

                                                        INCOME & GROWTH FUND DIVISION            INTERNATIONAL FUND DIVISION
                                                       -------------------------------         -------------------------------
                                                          2000        1999       1998             2000        1999       1998
                                                       -------------------------------         -------------------------------
Investment income (See Note 2C):
 Dividend Income                                       $    7,351   $      8   $    35         $   2,080   $       -   $     -

Expenses:
 Mortality and expense charges - VUL-95                    (2,862)       (39)        -            (1,772)        (12)        -
 Mortality and expense charges - VGSP                      (2,390)       (31)        -            (3,334)        (92)        -
 Mortality and expense charges - VUL-100                     (707)      (680)        -            (4,800)       (389)        -
 Mortality and expense charges - Russell VUL                    -          -         -                 -           -         -
 Mortality and expense charges - VUL-2000                  (7,038)    (1,556)       (3)           (7,700)       (475)        -
 Mortality and expense charges - JSVUL-2000                  (335)       (58)        -              (242)        (21)        -
 Mortality and expense charges - Seed Money                     -          -         -                 -           -         -
 Mortality and expense charges - Destiny                        -          -         -                 -           -         -
                                                       -------------------------------         -------------------------------
   Total expenses                                         (13,332)    (2,364)       (3)          (17,848)       (989)        -
                                                       -------------------------------         -------------------------------

Net investment income (expense)                            (5,981)    (2,356)       32           (15,768)       (989)        -
                                                       -------------------------------         -------------------------------

Net realized gain on investments:
 Realized gain from distributions                               -          -         -            31,114           -         -
 Realized gain (loss) on sales                              4,053     34,901        12            46,401      49,932         5
                                                       -------------------------------         -------------------------------

    Net realized gain (loss) on investments:                4,053     34,901        12            77,515      49,932         5
                                                       -------------------------------         -------------------------------

Net unrealized gain (loss) on investments:
 Unrealized gain (loss) on investments,
  beginning of period                                      43,675        471         -           120,672          45         -
 Unrealized gain (loss) on investments,
  end of period                                          (283,900)    43,675       471          (583,356)    120,672        45
                                                       -------------------------------         -------------------------------

    Net unrealized gain (loss) on investments            (327,575)    43,204       471          (704,028)    120,627        45
                                                       -------------------------------         -------------------------------

       Net gain (loss) on investments                    (323,522)    78,105       483          (626,513)    170,559        50
                                                       -------------------------------         -------------------------------
Net increase (decrease) in net assets
 resulting from operations                             $ (329,503)  $ 75,749   $   515         $(642,281)  $ 169,570   $    50
                                                       -------------------------------         -------------------------------

See accompanying notes to the financial statements.

                                       GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                                                STATEMENT OF OPERATIONS
                                     YEARS ENDED DECEMBER 31, 2000, 1999 AND 1998

                                                         VALUE FUND DIVISION            BOND PORTFOLIO FUND DIVISION
                                                    -----------------------------       ----------------------------
                                                       2000       1999      1998          2000       1999      1998
                                                    -----------------------------       ----------------------------

Investment income (See Note 2C):
 Dividend Income                                    $   3,598   $     48   $    -       $ 62,032    $ 2,328   $    -

Expenses:
 Mortality and expense charges - VUL-95                   (75)         -        -            (32)       (15)       -
 Mortality and expense charges - VGSP                    (903)       (22)       -            (36)       (20)       -
 Mortality and expense charges - VUL-100                 (169)      (305)       -           (420)        (8)       -
 Mortality and expense charges - Russell VUL                -          -        -              -          -       (1)
 Mortality and expense charges - VUL-2000              (1,128)      (208)      (1)        (2,962)      (171)       -
 Mortality and expense charges - JSVUL-2000               (30)        (6)       -            (78)        (7)       -
 Mortality and expense charges - Seed Money                 -          -        -              -          -        -
 Mortality and expense charges - Destiny                    -          -        -              -          -        -
                                                    -----------------------------       ----------------------------
   Total expenses                                      (2,305)      (541)      (1)        (3,528)      (221)      (1)
                                                    -----------------------------       ----------------------------

Net investment income (expense)                         1,293       (493)      (1)        58,504      2,107       (1)
                                                    -----------------------------       ----------------------------

Net realized gain on investments:
  Realized gain from distributions                      9,205        450        -              -         40        -
  Realized gain (loss) on sales                        (1,159)   (14,864)       -            455       (262)       -
                                                    -----------------------------       ----------------------------
     Net realized gain (loss) on investments:           8,046    (14,414)       -            455       (222)       -
                                                    -----------------------------       ----------------------------
Net unrealized gain (loss) on investments:
 Unrealized gain (loss) on investments,
  beginning of period                                   1,835         85        -         (2,016)         3        -
 Unrealized gain (loss) on investments,
  end of period                                       222,677      1,835       85         23,238     (2,016)       3
                                                    -----------------------------       ----------------------------

     Net unrealized gain (loss) on investments        220,842      1,750       85         25,254     (2,019)       3
                                                    -----------------------------       ----------------------------

       Net gain (loss) on investments                 228,888    (12,664)      85         25,709     (2,241)       3
                                                    -----------------------------       ----------------------------

Net increase (decrease) in net assets
 resulting from operations                          $ 230,181   $(13,157)  $   84       $ 84,213    $  (134)  $    2
                                                    =============================       ============================

See accompanying notes to the financial statements.

                                            GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                                                    STATEMENT OF OPERATIONS

                                                                                                      FOR THE PERIOD
                                                                                                APRIL 10, 2000 (INCEPTION)
                                                                                                   TO DECEMBER 31, 2000

                                              YEARS ENDED DECEMBER 31, 2000, 1999 AND 1998
                                                                                             LARGE CAP VALUE  LARGE CAP GROWTH
                                                  SMALL COMPANY PORTFOLIO FUND DIVISION       FUND DIVISION    FUND DIVISION
                                              --------------------------------------------   ---------------  ----------------
                                                        2000        1999       1998               2000              2000
                                              --------------------------------------------   ---------------  ----------------
Investment income (See Note 2C):
 Dividend Income                                     $   7,170   $     104   $     4            $  10,201        $       -

Expenses:
 Mortality and expense charges - VUL-95                 (1,535)        (36)        -               (1,585)          (2,708)
 Mortality and expense charges - VGSP                   (2,120)        (91)        -               (1,188)          (1,766)
 Mortality and expense charges - VUL-100                (4,860)        (32)        -               (1,375)            (144)
 Mortality and expense charges - Russell VUL                 -           -         -                    -                -
 Mortality and expense charges - VUL-2000               (5,923)       (519)       (4)                (836)            (716)
 Mortality and expense charges - JSVUL-2000               (476)        (53)        -                  (78)             (95)
 Mortality and expense charges - Seed Money                  -           -         -                    -                -
 Mortality and expense charges - Destiny                     -           -         -                    -                -
                                                     -------------------------------            ---------        ---------
   Total expenses                                      (14,914)       (731)       (4)              (5,062)          (5,429)
                                                     -------------------------------            ---------        ---------

Net investment income (expense)                         (7,744)       (627)        -                5,139           (5,429)
                                                     -------------------------------            ---------        ---------

Net realized gain on investments:
 Realized gain from distributions                       42,416      11,337        71                    -                -
 Realized gain (loss) on sales                          71,004       4,540         9                  269           (1,016)
                                                     -------------------------------            ---------        ---------

    Net realized gain (loss) on investments:           113,420      15,877        80                  269           (1,016)
                                                     -------------------------------            ---------        ---------

Net unrealized gain (loss) on investments:
 Unrealized gain (loss) on investments,
   beginning of period                                  96,610         187         -                    -                -
 Unrealized gain (loss) on investments,
   end of period                                      (507,291)     96,610       187              194,619         (431,299)
                                                     -------------------------------            ---------        ---------

    Net unrealized gain (loss) on investments         (603,901)     96,423       187              194,619         (431,299)
                                                     -------------------------------            ---------        ---------

       Net gain (loss) on investments                 (490,481)    112,300       267              194,888         (432,315)
                                                     -------------------------------            ---------        ---------

Net increase (decrease) in net assets
 resulting from operations                           $(498,225)  $ 111,673   $   267            $ 200,027        $(437,744)
                                                     ===============================            =========        =========

See accompanying notes to the financial statements.

                                            GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                                                    STATEMENT OF OPERATIONS
                                 FOR THE PERIOD APRIL 10, 2000 (INCEPTION) TO DECEMBER 31, 2000

                                                                                 INTERNATIONAL      EMERGING           CORE
                                              SMALL CAP VALUE  SMALL CAP GROWTH      EQUITY      MARKETS EQUITY    FIXED INCOME
                                               FUND DIVISION    FUND DIVISION    FUND DIVISION   FUND DIVISION    FUND DIVISION
                                              ---------------  ----------------  -------------   --------------   -------------
                                                   2000              2000             2000            2000            2000
                                              ---------------  ----------------  -------------   --------------   -------------
Investment income (See Note 2C):
 Dividend Income                                 $  1,598         $     -          $  19,342       $       -        $  71,862

Expenses:
 Mortality and expense charges - VUL-95              (127)            (243)           (2,612)           (970)          (2,768)
 Mortality and expense charges - VGSP                (122)            (298)           (2,093)           (681)          (1,348)
 Mortality and expense charges - VUL-100             (319)            (356)             (140)            (46)          (4,637)
 Mortality and expense charges - Russell VUL            -                -                 -               -                -
 Mortality and expense charges - VUL-2000            (246)            (314)             (498)           (205)            (343)
 Mortality and expense charges - JSVUL-2000           (13)             (29)              (43)            (32)             (27)
 Mortality and expense charges - Seed Money             -                -                 -               -                -
 Mortality and expense charges - Destiny                -                -                 -               -                -
                                                 --------         --------         ---------       ---------        ---------
   Total expenses                                    (827)          (1,240)           (5,386)         (1,934)          (9,123)
                                                 --------         --------         ---------       ---------        ---------

Net investment income (expense)                       771           (1,240)           13,956          (1,934)          62,739
                                                 --------         --------         ---------       ---------        ---------

Net realized gain on investments:
 Realized gain from distributions                   9,311                -                 -               -                -
 Realized gain (loss) on sales                        712              336            (5,118)         (4,309)             897
                                                 --------         --------         ---------       ---------        ---------

    Net realized gain (loss) on investments:       10,023              336            (5,118)         (4,309)             897
                                                 --------         --------         ---------       ---------        ---------
Net unrealized gain (loss) on investments:
 Unrealized gain (loss) on investments,
   beginning of period                                  -                -                 -               -                -
 Unrealized gain (loss) on investments,
  end of period                                    28,138          (40,036)         (254,806)       (142,634)         137,043
                                                 --------         --------         ---------       ---------        ---------

    Net unrealized gain (loss) on investments      28,138          (40,036)         (254,806)       (142,634)         137,043
                                                 --------         --------         ---------       ---------        ---------

       Net gain (loss) on investments              38,161          (39,700)         (259,924)       (146,943)         137,940
                                                 --------         --------         ---------       ---------        ---------

Net increase (decrease) in net assets
 resulting from operations                       $ 38,932         $(40,940)        $(245,968)      $(148,877)       $ 200,679
                                                 ========         ========         =========       =========        =========

See accompanying notes to the financial statements.


                                   GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                                           STATEMENT OF OPERATIONS

                                                                 FOR THE PERIOD APRIL 10, 2000
                                                               (INCEPTION) TO DECEMBER 31, 2000

                                                  HIGH YIELD BOND   INTERNATIONAL FIXED     EMERGING MARKETS
                                                   FUND DIVISION   INCOME FUND DIVISION    DEBT FUND DIVISION
                                                  ---------------  --------------------    ------------------
                                                        2000               2000                   2000
                                                  ---------------  --------------------    ------------------
Investment income (See Note 2C):
 Dividend Income                                    $  7,586             $      -               $ 13,370

Expenses:
 Mortality and expense charges - VUL-95                 (151)                 (55)                   (21)
 Mortality and expense charges - VGSP                   (137)                  (1)                   (42)
 Mortality and expense charges - VUL-100                 (57)                (639)                  (258)
 Mortality and expense charges - Russell VUL               -                    -                      -
 Mortality and expense charges - VUL-2000               (160)                 (52)                   (40)
 Mortality and expense charges - JSVUL-2000               (9)                  (5)                    (6)
 Mortality and expense charges - Seed Money                -                    -                      -
 Mortality and expense charges - Destiny                   -                    -                      -
                                                    --------             --------               --------
   Total expenses                                       (514)                (752)                  (367)
                                                    --------             --------               --------

Net investment income (expense)                        7,072                 (752)                13,003
                                                    --------             --------               --------
Net realized gain on investments:
 Realized gain from distributions                          -                    -                  2,411
 Realized gain (loss) on sales                          (233)                (876)                   129
                                                    --------             --------               --------

    Net realized gain (loss) on investments:            (233)                (876)                 2,540
                                                    --------             --------               --------

Net unrealized gain (loss) on investments:
 Unrealized gain (loss) on investments,
   beginning of period                                     -                    -                      -
 Unrealized gain (loss) on investments,
   end of period                                     (13,421)              40,423                (10,850)
                                                    --------             --------               --------

    Net unrealized gain (loss) on investments        (13,421)              40,423                (10,850)
                                                    --------             --------               --------

       Net gain (loss) on investments                (13,654)              39,547                 (8,310)
                                                    --------             --------               --------

Net increase (decrease) in net assets
 resulting from operations                          $ (6,582)            $ 38,795               $  4,693
                                                    ========             ========               ========

                                            GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                                                     STATEMENT OF OPERATIONS

                                   FOR THE PERIOD MAY 1, 2000 (INCEPTION) TO DECEMBER 31, 2000


                                                                    T. ROWE PRICE         T. ROWE PRICE
                                                 JANUS MID-CAP        LARGE CAP             SMALL CAP        ALGER EQUITY GROWTH
                                                 FUND DIVISION   GROWTH FUND DIVISION  GROWTH FUND DIVISION  SERIES FUND DIVISION
                                                 -------------   --------------------  --------------------  --------------------
                                                      2000               2000                  2000                  2000
                                                 -------------   --------------------  --------------------  --------------------
Investment income (See Note 2C):
 Dividend Income                                 $          -         $   1,560            $        -             $      855

Expenses:
 Mortality and expense charges - VUL-95                (2,003)             (389)                  (59)                  (742)
 Mortality and expense charges - VGSP                  (1,592)             (316)                  (36)                  (655)
 Mortality and expense charges - VUL-100               (3,238)           (2,274)                 (550)                (2,603)
 Mortality and expense charges - Russell VUL                -                 -                     -                      -
 Mortality and expense charges - VUL-2000              (1,600)             (211)                 (221)                  (675)
 Mortality and expense charges - JSVUL-2000               (99)               (8)                  (18)                    (7)
 Mortality and expense charges - Seed Money                 -                 -                     -                      -
 Mortality and expense charges - Destiny                    -                 -                     -                      -
                                                 ------------         ---------            ----------             ----------
  Total expenses                                       (8,532)           (3,198)                 (884)                (4,682)
                                                 ------------         ---------            ----------             ----------


Net investment income (expense)                        (8,532)           (1,638)                 (884)                (3,827)
                                                 ------------         ---------            ----------             ----------

Net realized gain on investments:
 Realized gain from distributions                     169,898            31,871                     -                  2,136
 Realized gain (loss) on sales                         19,511            12,647                (2,971)                10,503
                                                 ------------         ---------            ----------             ----------

    Net realized gain (loss) on investments:          189,409            44,518                (2,971)                12,639
                                                 ------------         ---------            ----------             ----------

Net unrealized gain (loss) on investments:
 Unrealized gain (loss) on investments,
  beginning of period                                       -                 -                     -                      -
 Unrealized gain (loss) on investments,
  end of period                                    (1,114,808)         (120,834)              (36,551)              (261,796)
                                                 ------------         ---------            ----------             ----------

    Net unrealized gain (loss) on investments      (1,114,808)         (120,834)              (36,551)              (261,796)
                                                 ------------         ---------            ----------             ----------

       Net gain (loss) on investments                (925,399)          (76,316)              (39,522)              (249,157)
                                                 ------------         ---------            ----------             ----------

Net increase (decrease) in net assets
 resulting from operations                       $   (933,931)        $ (77,954)           $  (40,406)            $ (252,984)
                                                 ============         =========            ==========             ==========

See accompanying notes to the financial statements.

                                            GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                                               STATEMENT OF CHANGES IN NET ASSETS
                                          YEARS ENDED DECEMBER 31, 2000, 1999 AND 1998

                                                  S & P 500 INDEX FUND DIVISION                MONEY MARKET FUND DIVISION
                                          ------------------------------------------    ----------------------------------------
                                              2000            1999          1998            2000            1999        1998
                                          ------------------------------------------    ----------------------------------------
Operations:
   Net investment income (expense)        $   (492,959)   $  (404,761)   $  (246,025)   $   (63,761)    $  (60,049)  $   (45,604)
   Net realized gain (loss) on
    investments                             17,261,452      6,020,806      3,142,731        822,477        548,377       435,619
   Net unrealized gain (loss) on
    investments                            (23,220,456)     3,741,542      4,823,143       (199,980)      (108,747)     (110,593)
                                          ------------------------------------------    ----------------------------------------

      Net increase (decrease) in net
       assets resulting from operations     (6,451,963)     9,357,587      7,719,849        558,736        379,581       279,422

   Net deposits into (deductions from)
    Separate Account                        11,162,463      8,977,500     14,119,467      3,108,059      2,797,074    (2,860,090)
                                          ------------------------------------------    ----------------------------------------

      Increase (decrease) in net assets      4,710,500     18,335,087     21,839,316      3,666,795      3,176,655    (2,580,668)
   Net assets, beginning of period          60,752,726     42,417,639     20,578,323      9,912,242      6,735,587     9,316,255
                                          ------------------------------------------    ----------------------------------------

   Net assets, end of period              $ 65,463,226    $60,752,726    $42,417,639    $13,579,037     $9,912,242   $ 6,735,587
                                          ==========================================    ========================================

See accompanying notes to the financial statements.

                                            GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                                               STATEMENT OF CHANGES IN NET ASSETS
                                          YEARS ENDED DECEMBER 31, 2000, 1999 AND 1998

                                                    BOND INDEX FUND DIVISION                   MANAGED EQUITY FUND DIVISION
                                            ----------------------------------------    -----------------------------------------
                                               2000           1999           1998           2000           1999           1998
                                            ----------------------------------------    -----------------------------------------

Operations:
   Net investment income (expense)          $  (51,753)    $  (49,087)    $  (33,130)   $   (52,636)    $  (50,674)    $  (40,187)
   Net realized gain (loss) on investments     402,274        357,632        271,592      2,607,035        472,578        700,721
   Net unrealized gain (loss) on
    investments                                389,475       (528,508)        63,834     (1,802,258)      (325,744)       (48,504)
                                            ----------------------------------------    -----------------------------------------

      Net increase (decrease) in net assets
       resulting from operations               739,996       (219,963)       302,296        752,141         96,160        612,030

   Net deposits into (deductions from)
    Separate Account                           833,230      1,249,584      1,356,281       (222,481)       761,498        679,065
                                            ----------------------------------------    -----------------------------------------

      Increase (decrease) in net assets      1,573,226      1,029,621      1,658,577        529,660        857,658      1,291,095
   Net assets, beginning of period           6,136,742      5,107,121      3,448,544      6,384,068      5,526,410      4,235,315
                                            ----------------------------------------    -----------------------------------------

   Net assets, end of period                $7,709,968     $6,136,742     $5,107,121    $ 6,913,728     $6,384,068     $5,526,410
                                            ========================================    =========================================

See accompanying notes to the financial statements.

                                            GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                                               STATEMENT OF CHANGES IN NET ASSETS
                                          YEARS ENDED DECEMBER 31, 2000, 1999 AND 1998

                                                 ASSET ALLOCATION FUND DIVISION            INTERNATIONAL INDEX FUND DIVISION
                                           -----------------------------------------    ----------------------------------------
                                               2000           1999          1998            2000           1999          1998
                                           -----------------------------------------    ----------------------------------------

Operations:
   Net investment income (expense)         $  (161,076)   $  (130,807)   $   (96,929)   $   (96,591)   $   (90,299)   $  (75,098)
   Net realized gain (loss) on investments   7,859,066      1,091,284      1,376,431      2,294,225        460,726       341,655
   Net unrealized gain (loss) on
    investments                             (7,583,187)     2,321,622        574,168     (4,159,538)     2,469,103     1,228,544
                                           -----------------------------------------    ----------------------------------------

      Net increase (decrease) in net
       assets resulting from operations        114,803      3,282,099      1,853,670     (1,961,904)     2,839,530     1,495,101

   Net deposits into (deductions from)
    Separate Account                         1,034,218      1,858,100      1,102,997       (692,669)       237,255       557,433
                                           -----------------------------------------    ----------------------------------------

      Increase (decrease) in net assets      1,149,021      5,140,199      2,956,667     (2,654,573)     3,076,785     2,052,534
   Net assets, beginning of period          18,573,171     13,432,972     10,476,305     12,993,612      9,916,827     7,864,293
                                           -----------------------------------------    ----------------------------------------

   Net assets, end of period               $19,722,192    $18,573,171    $13,432,972    $10,339,039    $12,993,612    $9,916,827
                                           =========================================    ========================================

See accompanying notes to the financial statements.

                                            GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                                               STATEMENT OF CHANGES IN NET ASSETS
                                          YEARS ENDED DECEMBER 31, 2000, 1999 AND 1998

                                                   MID-CAP EQUITY FUND DIVISION                SMALL-CAP EQUITY FUND DIVISION
                                            -----------------------------------------     ----------------------------------------
                                                2000           1999           1998           2000           1999           1998
                                            -----------------------------------------     ----------------------------------------

Operations:
   Net investment income (expense)          $   (67,013)    $  (57,427)    $  (54,944)    $  (23,815)    $  (21,138)    $  (14,676)
   Net realized gain (loss) on investments    3,051,139        256,018        401,831        (16,350)       (83,189)        45,675
   Net unrealized gain (loss) on
    investments                              (3,852,566)       751,193       (580,273)       249,541        (25,587)      (280,946)
                                            -----------------------------------------     ----------------------------------------

      Net increase (decrease) in net assets
       resulting from operations               (868,440)       949,784       (233,386)       209,376       (129,914)      (249,947)

   Net deposits into (deductions from)
    Separate Account                           (722,594)        26,099      1,376,768        423,482        672,746      1,480,805
                                            -----------------------------------------     ----------------------------------------

      Increase (decrease) in net assets      (1,591,034)       975,883      1,143,382        632,858        542,832      1,230,858
   Net assets, beginning of period            8,353,981      7,378,098      6,234,716      2,917,544      2,374,712      1,143,854
                                            -----------------------------------------     ----------------------------------------

   Net assets, end of period                $ 6,762,947     $8,353,981     $7,378,098     $3,550,402     $2,917,544     $2,374,712
                                            =========================================     ========================================

See accompanying notes to the financial statements.

                                            GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                                               STATEMENT OF CHANGES IN NET ASSETS
                                          YEARS ENDED DECEMBER 31, 2000, 1999 AND 1998

                                                  EQUITY INCOME FUND DIVISION                     GROWTH FUND DIVISION
                                           -----------------------------------------   ------------------------------------------
                                               2000           1999          1998           2000          1999           1998
                                           -----------------------------------------   ------------------------------------------

Operations:
   Net investment income (expense)         $   224,743    $   125,992    $    82,098   $   (402,119)   $  (283,725)   $  (111,000)
   Net realized gain (loss) on investments   2,289,327      1,497,853      2,232,798      8,784,795      6,018,376      4,072,845
   Net unrealized gain (loss) on
    investments                               (832,162)      (470,508)      (298,765)   (15,965,732)     8,434,187      5,457,168
                                           -----------------------------------------   ------------------------------------------

      Net increase (decrease) in net
       assets resulting from operations      1,681,908      1,153,337      2,016,131     (7,583,056)    14,168,838      9,419,013

   Net deposits into (deductions from)
    Separate Account                        (1,760,622)     2,171,008      1,818,144      9,787,954      6,264,467      3,631,816
                                           -----------------------------------------   ------------------------------------------

      Increase (decrease) in net assets        (78,714)     3,324,345      3,834,275      2,204,898     20,433,305     13,050,829
   Net assets, beginning of period          24,154,437     20,830,092     16,995,817     55,712,725     35,279,420     22,228,591
                                           -----------------------------------------   ------------------------------------------

   Net assets, end of period               $24,075,723    $24,154,437    $20,830,092   $ 57,917,623    $55,712,725    $35,279,420
                                           =========================================   ==========================================

See accompanying notes to the financial statements.

                                            GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                                               STATEMENT OF CHANGES IN NET ASSETS
                                          YEARS ENDED DECEMBER 31, 2000, 1999 AND 1998

                                                     OVERSEAS FUND DIVISION                    ASSET MANAGER FUND DIVISION
                                           -----------------------------------------     ----------------------------------------
                                               2000           1999           1998           2000           1999           1998
                                           -----------------------------------------     ----------------------------------------

Operations:
   Net investment income (expense)         $    97,407    $    65,047     $   88,301     $   57,527     $   26,408     $   13,331
   Net realized gain (loss) on investments   1,821,430        595,943        686,610        177,843         84,760         74,572
   Net unrealized gain (loss) on
    investments                             (5,170,439)     3,652,436        196,057       (365,812)        85,287         39,249
                                           -----------------------------------------     ----------------------------------------

      Net increase (decrease) in net
       assets resulting from operations     (3,251,602)     4,313,426        970,968       (130,442)       196,455        127,152

   Net deposits into (deductions from)
    Separate Account                         2,714,981        765,467        830,006        524,707        984,955        531,902
                                           -----------------------------------------     ----------------------------------------

      Increase (decrease) in net assets      (536,621)      5,078,893      1,800,974        394,265      1,181,410        659,054
   Net assets, beginning of period          15,051,351      9,972,458      8,171,484      2,417,921      1,236,511        577,457
                                           -----------------------------------------     ----------------------------------------

   Net assets, end of period               $14,514,730    $15,051,351     $9,972,458     $2,812,186     $2,417,921     $1,236,511
                                           =========================================     ========================================

See accompanying notes to the financial statements.

                                      GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                                        STATEMENT OF CHANGES IN NET ASSETS
                                                                                                  FOR THE PERIOD
                                                                                                    MAY 1, 2000
                                                                                                  (INCEPTION) TO
                                               YEARS ENDED DECEMBER 31, 2000, 1999 AND 1998      DECEMBER 31, 2000

                                                         HIGH INCOME FUND DIVISION             MID CAP FUND DIVISION
                                               --------------------------------------------    ---------------------
                                                     2000           1999           1998                2000
                                               --------------------------------------------    ---------------------

Operations:
   Net investment income (expense)               $   258,645     $  252,694     $  142,227           $  2,058
   Net realized gain (loss) on investments          (153,890)      (184,684)       120,665              1,905
   Net unrealized gain (loss) on investments      (1,493,144)       171,450       (419,631)            33,908
                                                 -----------------------------------------           --------

      Net increase (decrease) in net assets
       resulting from operations                  (1,388,389)       239,460       (156,739)            37,871

   Net deposits into (deductions from)
    Separate Account                               2,755,535      1,146,113        970,866            836,766
                                                 -----------------------------------------           --------

      Increase (decrease) in net assets            1,367,146      1,385,573        814,127            874,637
   Net assets, beginning of period                 4,372,619      2,987,046      2,172,919                  -
                                                 -----------------------------------------           --------

   Net assets, end of period                     $ 5,739,765     $4,372,619     $2,987,046           $874,637
                                                 =========================================           ========

See accompanying notes to the financial statements.

                                            GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                                               STATEMENT OF CHANGES IN NET ASSETS
                                           YEARS ENDED DECEMBER 31, 2000, 1999 AND 1998

                                                WORLDWIDE HARD ASSETS FUND DIVISION     WORLDWIDE EMERGING MARKETS FUND DIVISION
                                              --------------------------------------    ----------------------------------------
                                                2000           1999           1998         2000             1999           1998
                                              --------------------------------------    ----------------------------------------

Operations:
   Net investment income (expense)            $    700       $    914      $    (498)   $   (7,572)       $   (583)       $   (2)
   Net realized gain (loss) on investments     (32,872)       (40,905)        15,201       (86,751)         29,159             -
   Net unrealized gain (loss) on investments    66,860         87,514       (104,848)     (594,178)         43,867           143
                                              --------------------------------------    ----------------------------------------

      Net increase (decrease) in net assets
       resulting from operations                34,688         47,523        (90,145)     (688,501)         72,443           141

   Net deposits into (deductions from)
    Separate Account                            (4,676)        47,731         41,428     1,842,734         194,510         1,700
                                              --------------------------------------    ----------------------------------------

      Increase (decrease) in net assets         30,012         95,254        (48,717)    1,154,233         266,953         1,841
   Net assets, beginning of period             316,342        221,088        269,805       268,794           1,841             -
                                              --------------------------------------    ----------------------------------------

   Net assets, end of period                  $346,354       $316,342      $ 221,088    $1,423,027        $268,794        $1,841
                                              ======================================    ========================================

See accompanying notes to the financial statements.

                                            GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                                               STATEMENT OF CHANGES IN NET ASSETS
                                          YEARS ENDED DECEMBER 31, 2000, 1999 AND 1998

                                                MULTI-STYLE EQUITY FUND DIVISION                CORE BOND FUND DIVISION
                                           -----------------------------------------    ----------------------------------------
                                               2000           1999           1998           2000           1999          1998
                                           -----------------------------------------    ----------------------------------------
Operations:
   Net investment income (expense)         $   (22,614)   $     9,951    $    (6,316)   $   389,929     $  427,789    $  133,081
   Net realized gain (loss) on investments   1,447,673      1,639,237        139,126       (472,084)       230,167        35,679
   Net unrealized gain (loss) on
    investments                             (3,248,286)       613,662      1,503,013        754,860       (750,660)       72,062
                                           -----------------------------------------    ----------------------------------------

      Net increase (decrease) in net
       assets resulting from operations     (1,823,227)     2,262,850      1,635,823        672,705        (92,704)      240,822

   Net deposits into (deductions from)
    Separate Account                        (4,904,923)     3,014,155      7,540,459     (7,352,285)     3,244,804     5,262,341
                                           -----------------------------------------    ----------------------------------------

      Increase (decrease) in net assets     (6,728,150)     5,277,005      9,176,282     (6,679,580)     3,152,100     5,503,163
   Net assets, beginning of period          16,992,567     11,715,562      2,539,280      9,809,670      6,657,570     1,154,407
                                           -----------------------------------------    ----------------------------------------

   Net assets, end of period               $10,264,417    $16,992,567    $11,715,562    $ 3,130,090     $9,809,670    $6,657,570
                                           =========================================    ========================================

See accompanying notes to the financial statements.

                                            GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                                               STATEMENT OF CHANGES IN NET ASSETS
                                          YEARS ENDED DECEMBER 31, 2000, 1999 AND 1998

                                                 AGGRESSIVE EQUITY FUND DIVISION                  NON-US FUND DIVISION
                                            ----------------------------------------    ----------------------------------------
                                               2000           1999           1998           2000           1999          1998
                                            ----------------------------------------    ----------------------------------------

Operations:
   Net investment income (expense)          $  (14,538)    $  (11,894)    $  (12,471)   $   (21,074)    $   51,010    $    5,373
   Net realized gain (loss) on investments     433,191        (25,818)        42,561        775,470        214,105       (13,456)
   Net unrealized gain (loss) on
    investments                               (496,292)       341,390        (46,042)    (1,393,903)       971,904       217,983
                                            ----------------------------------------    ----------------------------------------

      Net increase (decrease) in net
       assets resulting from operations        (77,639)       303,678        (15,952)      (639,507)     1,237,019       209,900

   Net deposits into (deductions from)
    Separate Account                          (679,894)       607,124      2,627,723     (1,231,010)       349,703     2,418,138
                                            ----------------------------------------    ----------------------------------------

      Increase (decrease) in net assets       (757,533)       910,802      2,611,771     (1,870,517)     1,586,722     2,628,038
   Net assets, beginning of period           4,867,998      3,957,196      1,345,425      4,998,603      3,411,881       783,843
                                            ----------------------------------------    ----------------------------------------

   Net assets, end of period                $4,110,465     $4,867,998     $3,957,196    $ 3,128,086     $4,998,603    $3,411,881
                                            ========================================    ========================================

See accompanying notes to the financial statements.

                                            GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                                               STATEMENT OF CHANGES IN NET ASSETS
                                          YEARS ENDED DECEMBER 31, 2000, 1999 AND 1998

                                                 INCOME & GROWTH FUND DIVISION                 INTERNATIONAL FUND DIVISION
                                            ----------------------------------------     ---------------------------------------
                                               2000            1999            1998         2000            1999            1998
                                            ----------------------------------------     ---------------------------------------

Operations:
   Net investment income (expense)          $   (5,981)      $ (2,356)        $   32     $  (15,768)      $   (989)         $  -
   Net realized gain (loss) on investments       4,053         34,901             12         77,515         49,932             5
   Net unrealized gain (loss) on
    investments                               (327,575)        43,204            471       (704,028)       120,627            45
                                            ----------------------------------------     ---------------------------------------

      Net increase (decrease) in net assets
       resulting from operations              (329,503)        75,749            515       (642,281)       169,570            50

   Net deposits into (deductions from)
    Separate Account                         3,295,158        652,207          6,845      4,656,505        433,721           853
                                            ----------------------------------------     ---------------------------------------

      Increase (decrease) in net assets      2,965,655        727,956          7,360      4,014,224        603,291           903
   Net assets, beginning of period             735,316          7,360              -        604,194            903             -
                                            ----------------------------------------     ---------------------------------------

   Net assets, end of period                $3,700,971       $735,316         $7,360     $4,618,418       $604,194          $903
                                            ========================================     =======================================

See accompanying notes to the financial statements.

                                            GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                                               STATEMENT OF CHANGES IN NET ASSETS
                                          YEARS ENDED DECEMBER 31, 2000, 1999 AND 1998

                                                       VALUE FUND DIVISION                       BOND PORTFOLIO FUND DIVISION
                                          --------------------------------------------      ---------------------------------------
                                               2000            1999            1998            2000            1999           1998
                                          --------------------------------------------      ---------------------------------------

Operations:
   Net investment income (expense)          $    1,293       $   (493)        $   (1)       $   58,504       $  2,107        $   (1)
   Net realized gain (loss) on investments       8,046        (14,414)             -               455           (222)            -
   Net unrealized gain (loss) on
    investments                                220,842          1,750             85            25,254         (2,018)            3
                                            ----------------------------------------        ---------------------------------------

      Net increase (decrease) in net assets
       resulting from operations               230,181        (13,157)            84            84,213           (133)            2

   Net deposits into (deductions from)
    Separate Account                         1,243,813        106,165          3,786           892,937        138,293         3,299
                                            ----------------------------------------        ---------------------------------------

      Increase (decrease) in net assets      1,473,994         93,008          3,870           977,150        138,160         3,301
   Net assets, beginning of period              96,878          3,870              -           141,461          3,301             -
                                            ----------------------------------------        ---------------------------------------

   Net assets, end of period                $1,570,872       $ 96,878         $3,870        $1,118,611       $141,461        $3,301
                                            ========================================        =======================================

See accompanying notes to the financial statements.

                                            GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                                               STATEMENT OF CHANGES IN NET ASSETS
                                                                                                    FOR THE PERIOD
                                                                                              APRIL 10, 2000 (INCEPTION)
                                             YEARS ENDED DECEMBER 31, 2000, 1999 AND 1998        TO DECEMBER 31, 2000

                                                                                            LARGE CAP VALUE  LARGE CAP GROWTH
                                                SMALL COMPANY PORTFOLIO FUND DIVISION        FUND DIVISION     FUND DIVISION
                                             --------------------------------------------   ---------------  ----------------
                                                  2000            1999            1998           2000              2000
                                             --------------------------------------------   ---------------  ----------------

Operations:
   Net investment income (expense)             $   (7,744)      $   (627)        $    -       $    5,139        $   (5,429)
   Net realized gain (loss) on investments        113,420         15,877             80              269            (1,016)
   Net unrealized gain (loss) on investments     (603,901)        96,423            187          194,619          (431,299)
                                               ----------------------------------------       ----------        ----------

      Net increase (decrease) in net assets
       resulting from operations                 (498,225)       111,673            267          200,027          (437,744)

   Net deposits into (deductions from)
    Separate Account                            4,462,190        482,575          2,922        2,683,676         2,278,037
                                               ----------------------------------------       ----------        ----------

      Increase (decrease) in net assets         3,963,965        594,248          3,189        2,883,703         1,840,293
   Net assets, beginning of period                597,437          3,189              -                -                 -
                                               ----------------------------------------       ----------        ----------

   Net assets, end of period                   $4,561,402       $597,437         $3,189       $2,883,703        $1,840,293
                                               ========================================       ==========        ==========

See accompanying notes to the financial statements.

                                            GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                                               STATEMENT OF CHANGES IN NET ASSETS
                                  FOR THE PERIOD APRIL 10, 2000 (INCEPTION) TO DECEMBER 31, 2000

                                                    SMALL CAP      SMALL CAP      INTERNATIONAL   EMERGING MARKETS    CORE FIXED
                                                      VALUE         GROWTH           EQUITY            EQUITY          INCOME
                                                  FUND DIVISION  FUND DIVISION    FUND DIVISION     FUND DIVISION   FUND DIVISION
                                                  -------------  -------------    -------------   ----------------  -------------
                                                      2000           2000             2000              2000            2000
                                                  -------------  -------------    -------------    ---------------  -------------

Operations:
   Net investment income (expense)                  $    771       $ (1,240)       $   13,956         $  (1,934)      $   62,739
   Net realized gain (loss) on investments            10,023            336            (5,118)           (4,309)             897
   Net unrealized gain (loss) on investments          28,138        (40,036)         (254,806)         (142,634)         137,043
                                                    --------       --------        ----------         ---------       ----------

      Net increase (decrease) in net assets
       resulting from operations                      38,932        (40,940)         (245,968)         (148,877)         200,679

   Net deposits into (deductions from)
    Separate Account                                 356,263        708,545         2,038,997           771,289        5,189,491
                                                    --------       --------        ----------         ---------       ----------

      Increase (decrease) in net assets              395,195        667,605         1,793,029           622,412        5,390,170
   Net assets, beginning of period                         -              -                 -                 -                -
                                                    --------       --------        ----------         ---------       ----------

   Net assets, end of period                        $395,195       $667,605        $1,793,029         $ 622,412       $5,390,170
                                                    ========       ========        ==========         =========       ==========

See accompanying notes to the financial statements.

                                            GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                                               STATEMENT OF CHANGES IN NET ASSETS

                                                         FOR THE PERIOD APRIL 10, 2000                 FOR THE PERIOD MAY 1, 2000
                                                        (INCEPTION) TO DECEMBER 31, 2000           (INCEPTION) TO DECEMBER 31, 2000

                                                                 INTERNATIONAL       EMERGING          JANUS          T. ROWE PRICE
                                                HIGH YIELD           FIXED           MARKETS          MID-CAP           LARGE CAP
                                                 BOND FUND        INCOME FUND       DEBT FUND          FUND            GROWTH FUND
                                                 DIVISION          DIVISION         DIVISION         DIVISION           DIVISION
                                                ----------       -------------      ---------       -----------       -------------
                                                   2000              2000              2000             2000              2000
                                                ----------       -------------      ---------       -----------       -------------

Operations:
   Net investment income (expense)               $  7,072          $   (752)         $ 13,003       $    (8,532)       $   (1,638)
   Net realized gain (loss) on investments           (233)             (876)            2,540           189,409            44,518
   Net unrealized gain (loss) on investments      (13,421)           40,423           (10,850)       (1,114,808)         (120,834)
                                                 --------          --------          --------       -----------        ----------
      Net increase (decrease) in net assets
       resulting from operations                   (6,582)           38,795             4,693         (933,931)           (77,954)

   Net deposits into (deductions from)
    Separate Account                              391,584           577,965           179,999         4,280,330         1,146,062
                                                 --------          --------          --------       -----------        ----------

      Increase (decrease) in net assets           385,002           616,760           184,692         3,346,399         1,068,108
   Net assets, beginning of period                      -                 -                 -                 -                 -
                                                 --------          --------          --------       -----------        ----------

   Net assets, end of period                     $385,002          $616,760          $184,692       $ 3,346,399        $1,068,108
                                                 ========          ========          ========       ===========        ==========

See accompanying notes to the financial statements.

                                            GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                                               STATEMENT OF CHANGES IN NET ASSETS
                                    FOR THE PERIOD MAY 1, 2000 (INCEPTION) TO DECEMBER 31, 2000

                                                     T. ROWE PRICE SMALL CAP   ALGER EQUITY GROWTH
                                                      GROWTH FUND DIVISION    SERIES FUND DIVISION
                                                     -----------------------  --------------------
                                                               2000                   2000
                                                     -----------------------  --------------------

Operations:
   Net investment income (expense)                           $   (884)             $   (3,827)
   Net realized gain (loss) on investments                     (2,971)                 12,639
   Net unrealized gain (loss) on investments                  (36,551)               (261,796)
                                                             --------              ----------

      Net increase (decrease) in net assets
       resulting from operations                              (40,406)               (252,984)

   Net deposits into (deductions from)
    Separate Account                                          665,711               1,986,230
                                                             --------              ----------

      Increase (decrease) in net assets                       625,305               1,733,246
   Net assets, beginning of period                                  -                       -
                                                             --------              ----------

   Net assets, end of period                                 $625,305              $1,733,246
                                                             ========              ==========

See accompanying notes to the financial statements.

                  GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                        NOTES TO FINANCIAL STATEMENTS
                              DECEMBER 31, 2000

NOTE 1 - ORGANIZATION

General American Separate Account Eleven (the Separate Account) commenced operations on September 15, 1987 and is registered under the Investment Company Act of 1940 (1940 Act) as a unit investment trust. The Separate Account offers eight products: Variable Universal Life (VUL-95), Variable General Select Plus (VGSP), Variable Universal Life (VUL-100), Russell Variable Universal Life (Russell VUL), Variable Universal Life (VUL-2000), Joint and Survivor Universal Life (JSVUL-2000), and Destiny that receive and invest net premiums for flexible premium variable life insurance policies that are issued by General American Life Insurance Company (General American). The Separate Account is divided into thirty-nine Divisions. Each Division invests exclusively in shares of a single Fund of either General American Capital Company, Fidelity Variable Insurance Products Fund, Fidelity Variable Insurance Products Fund II, Van Eck Worldwide Insurance Trust, Russell Insurance Funds, American Century Variable Portfolios, Inc., J.P. Morgan Series Trust II, SEI Insurance Products Trust, Metropolitan Series Fund, or New England Zenith Fund which are open-end, diversified management companies. The Funds of the General American Capital Company, sponsored by General American, are the S & P 500 Index (formerly Equity Index), Money Market, Bond Index, Managed Equity, Asset Allocation, International Index (formerly International Equity), Mid-Cap Equity (formerly Special Equity), and the Small-Cap Equity Fund Divisions. The Funds of the Variable Insurance Products Fund, managed by Fidelity Management & Research Company, are the Equity Income, Growth, Overseas, High Income, and the Mid Cap Fund Divisions. The Fund of the Variable Insurance Products Fund II, managed by Fidelity Management and Research Company is the Asset Manager Fund. The Funds of the Van Eck Worldwide Insurance Trust, managed by Van Eck Associates Corporation, are the Worldwide Hard Assets Fund, formerly known as the Gold and Natural Resources Fund and the Worldwide Emerging Markets Fund Divisions. The Funds of the Russell Variable Insurance Product, managed by Frank Russell Investment Management Company are the Multi-Style Equity, Core Bond, Aggressive Equity, and Non-US Fund Divisions. The Funds of the American Century Variable Portfolios, Inc. managed by American Century Investments are the Income & Growth, International, and Value Fund Divisions. The Funds of the J.P. Morgan Trust II, managed by J.P. Morgan Investment Management, Inc. are the Bond Portfolio and Small Company Portfolio Fund Divisions. The Funds of the SEI Insurance Products Trust, managed by SEI Investments Management Company are the Large Cap Value, Large Cap Growth, Small Cap Value, Small Cap Growth, International Equity, Emerging Markets Equity, Core Fixed Income, High Yield Bond, International Fixed Income, and Emerging Markets Debt Fund Divisions. The Funds of the Metropolitan Series Fund, managed by Metropolitan Life Insurance Company are the Janus Mid-Cap, T. Rowe Price Large Cap Growth, and
T. Rowe Price Small Cap Growth Fund Divisions. The Fund of the New England Zenith Fund sponsored by New England Investment Management, Inc. is the Alger Equity Growth Series. Policyholders have the option of directing their premium payments into one or all of the Funds as well as into the general account of General American, which is not generally subject to regulation under the Securities Act of 1933 or the 1940 Act.

On January 6, 2000, Metropolitan Life Insurance Company (MetLife), headquartered in New York, purchased 100% of GenAmerica Financial
Corporation (the Company) for $1.2 billion in cash. General American is a wholly-owned subsidiary of GenAmerica Financial Corporation.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Separate Account in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

A.      Investments

        The Separate Accounts' investments in the thirty-nine Funds are valued daily based on the net asset values of the respective Fund shares held as reported to General American by General American Capital Company, Fidelity Variable Insurance Products Fund, Fidelity Variable Insurance Products Fund II, Van Eck Worldwide Insurance Trust, Russell Insurance Funds, American Century Portfolios, J.P. Morgan Series Trust II, SEI Insurance Products Trust, Metropolitan Series Fund, Inc., and New England Zenith Fund. The specific identification method is used in determining the cost of shares sold on withdrawals by the Separate Account. Share transactions are recorded on the trade date, which is the same as the settlement date.

                  GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                        NOTES TO FINANCIAL STATEMENTS
                              DECEMBER 31, 2000

B.      Federal Income Taxes

        General American is taxed as a life insurance company under the Internal Revenue Code of 1986, as amended (the Code). Since the sub-accounts are not separate entities from General American, and their operations form a part of General American, they will not be taxed separately as a regulated investment company under sub-chapter M of the Code. Under existing federal income tax law, investment income of the sub-accounts, to the extent it is applied to increase reserves under a contract, is not taxed and may be compounded for reinvestment without additional tax to General American.

C.      Distribution of Income and Realized Capital Gains

        General American Capital Company follows the federal income tax practice known as consent dividending, whereby substantially all of its net investment income and realized gains are deemed to be passed through to the Separate Account. As a result, General American Capital Company does not pay any dividends or capital gain distributions. During December of each year, accumulated investment income and capital gains of the underlying Capital Company Fund are allocated to the Separate Account by increasing the cost basis and recognizing a capital gain in the Separate Account. The Fidelity Variable Insurance Products Fund, Fidelity Variable Insurance Products Fund II, Van Eck Worldwide Insurance Trust, Russell Insurance Funds, American Century Variable Portfolios, J.P. Morgan Series Trust II, SEI Insurance Products Trust, Metropolitan Series Fund, Inc., and New England Zenith Fund intend to pay out all of their net investment income and net realized capital gains each year. Dividends from the funds are distributed at least annually on a per share basis and are recorded on the ex dividend date. Normally, net realized capital gains, if any, are distributed each year for each fund. Such income and capital gain distributions are automatically reinvested in additional shares of the funds.

D.      Use of Estimates

        The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the period. Actual results could differ from those estimates.

NOTE 3 - POLICY CHARGES

Charges are deducted from premiums and paid to General American for providing the insurance benefits set forth in the contracts and any additional benefits added by rider, administering the policies, reimbursement of expenses incurred in distributing the policies, and assuming certain risks in connection with the policies.

Prior to the allocation of net premiums among General American's general account and the Fund Divisions of the Separate Account, premium payments are reduced by premium expense charges, which consist of a sales charge and a charge for premium taxes. The premium payment, less the premium expense charge, equals the net premium.

        Sales Charge: A sales charge equal to 6% is deducted from each
        -------------
        VUL-95 premium paid. A sales charge of 5% in years one through ten and 2.25% thereafter is deducted from each VGSP premium paid. A maximum sales charge of 5% in years one through ten and a maximum 2.25% thereafter based on initial deposit is deducted from each Russell VUL premium paid. A sales charge equal to 15% up to the target premium and 5% on the excess in the first policy year is deducted from each VUL-2000 and JSVUL-2000 premium paid. The sales charge is 5% on all premiums in policy years two to twelve, and 2% on all premiums in policy years eleven or later. This charge is deducted to partially reimburse General American for expenses incurred in distributing the policy and any additional benefits provided by rider. No sales charge is deducted from VUL-100 premiums. A sales charge of 5% of each premium payment will be deducted from each Frank Russell premium payment in the policy years one through ten and 2.25% in policy years past year ten. Destiny has no sales charge.

                  GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                        NOTES TO FINANCIAL STATEMENTS
                              DECEMBER 31, 2000


        Premium Taxes: Various state and political subdivisions impose a tax
        --------------
        on premiums received by insurance companies. Premium taxes vary from state to state. A deduction of 2% of each VUL-95 premium, 2.5% of each VGSP premium, 2.10% of each VUL-100 premium, 2.5% of each Russell VUL premium, and each Frank Russell premium, up to 3.55% for each Destiny premium, and the actual tax rate for VUL-2000 and JSVUL-2000 is made from each premium payment for these taxes. In addition, a 1.25% deduction is taken from VUL-100 premiums and a 1.3% deduction is taken from VUL-2000 and JSVUL-2000 to cover the company's Federal income tax costs attributable to the amount of premium received.

Charges are deducted monthly from the cash value of each policy to compensate General American for (a) certain administrative costs; (b) insurance underwriting and acquisition expenses in connection with issuing a policy; (c) the cost of insurance, and (d) the cost of optional benefits added by rider.

        Administrative Charge: General American has responsibility for the
        ----------------------
        administration of the policies and the Separate Account. As reimbursement for administrative expenses related to the maintenance of each policy and the Separate Account, General American assesses a monthly administrative charge against each policy. This charge is $10 per month for a standard policy and $12 per month for a pension policy during the first 12 policy months and $4 (standard) and $6 (pension) per month for all policy months beyond the 12th for VUL-95 contracts. The charge is $4 per month for VGSP, Russell VUL and Frank Russell contracts. The charge is $13 per month during the first 12 policy months and $6 per month thereafter for VUL-100 contracts. The charge is $25 per month in the first policy year and $6 per month in each subsequent policy year for VUL-2000 and JSVUL-2000 contracts. The company assesses an initial policy charge of $800 for Destiny premiums. This amount is deducted from the cash value as soon as the policy is issued and the initial premium is made.

        Insurance Underwriting and Acquisition Expense Charge: An additional
        ------------------------------------------------------
        administrative charge is deducted from the policy cash value for VUL-95 as part of the monthly deduction during the first 12 policy months and for the first 12 policy months following an increase in the face amount. The charge is $0.08 per month for each $1,000 in policy coverage. For VUL-100, the charge during the first 12 policy months is $0.16 per month for each $1,000 in policy coverage, and in all policy years thereafter, the charge is $0.01 per month for each $1,000 in policy coverage. For VUL-2000 and JSVUL-2000, there is a charge per $1,000 of face amount, determined by age, sex, and smoker class, payable for ten years following the policy issue or an increase in the face amount. No charge is deducted from Frank Russell and Destiny premiums.

        Cost of Insurance: The cost of insurance is deducted on each monthly
        ------------------
        anniversary date for the following policy month. Because the cost of insurance depends upon a number of variables, the cost varies for each policy month. The cost of insurance is determined separately for the initial face amount and for any subsequent increases in face amount. General American determines the monthly cost of insurance charge by multiplying the applicable cost of insurance rate or rates by the net amount at risk for each policy month.

        Optional Rider Benefits Charge: This monthly deduction includes
        -------------------------------
        charges for any additional benefits provided by rider.

        Contingent Deferred Sales Charge: During the first ten policy years
        ---------------------------------
        for VUL-95, VGSP, Russell VUL, Frank Russell and Destiny, and the first fifteen years for VUL-100, General American also assesses a charge upon surrender or lapse of a policy, a requested decrease in face amount, or a partial withdrawal that causes the face amount to decrease. The amount of the charge assessed depends on a number of factors, including whether the event is a full surrender or lapse or only a decrease in face amount, the amount of premiums received to date by General American, and the policy year in which the surrender or other event takes place. For VUL-2000 and JSVUL-2000, the charge is based on the annual target premium, rather than the premiums actually received by General American.

                  GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                        NOTES TO FINANCIAL STATEMENTS
                              DECEMBER 31, 2000


Mortality and Expense Charge: In addition to the above charges, a daily
-----------------------------
charge is made at the separate account level for the mortality and expense risks assumed by General American. General American deducts a daily charge from the Separate Account at the rate of .002319% for VUL-95, .0019111% for VGSP, .002455% for VUL-100, .0015027% for VUL-2000 and JSVUL-2000, .0019111%
for Frank Russell and .0020471% for Destiny of the net assets of each division of the Separate Account, which equals an annual rate of .85%, .70%,
 .90%, .50%, .55%, 55%, .70%, and .75% for VUL-95, VGSP, VUL-100, VUL, VUL
98, and JSVUL-2000, respectively. VUL-95, VGSP, VUL-100, VUL-2000, JSVUL-2000, Frank Russell, and Destiny mortality and expense charges for 2000 were $636,500, $539,802, $714,537, $213,801, $22,758, and $22,596, $0
respectively. The mortality risk assumed by General American is the risk that those insured may die sooner than anticipated and therefore, that General American will pay an aggregate amount of death benefits greater than anticipated. The expense risk assumed is that expenses incurred in issuing and administering the policy will exceed the amounts realized from the administrative charges assessed against the policy.

NOTE 4 - INVESTMENT OBJECTIVES, MANAGER CHANGES AND NEW DIVISIONS

Effective April 30, 1998, the four divisions of the Frank Russell funds became available for VUL-95 and VUL 100.

On September 15, 1998, six new divisions and two new products - VUL-2000 and JSVUL-2000 - were added to Separate Account Eleven. Three of the new divisions are the Income & Growth Fund, the International Fund, and the Value Fund. The underlying funds in these divisions are offered by American Century Variable Portfolios and managed by American Century Investments. Two of the new divisions are the Bond Portfolio Fund and the Small Company Portfolio Fund. The underlying funds in these divisions are offered by J.P. Morgan Trust II and managed by J.P. Morgan Investment Management, Inc. The Worldwide Emerging Markets Fund Division is offered by Van Eck World Wide Insurance Trust and managed by Van Eck Associates Corporation. The investment objectives of each of these new divisions are as follows:

Income & Growth Fund - To provide dividend growth, current income and
----------------------
capital appreciation by investing in common stocks.

International Fund - To provide capital growth by investing primarily in an
--------------------
internationally diversified portfolio of common stocks that are considered by management to have prospects for appreciation.

Value Fund - To provide long-term capital growth by investing in securities
------------
that management believes to be undervalued at the time of purchase.

Bond Portfolio Fund - To provide a high total return consistent with
---------------------
moderate risk of capital and maintenance of liquidity.

Small Company Portfolio Fund - To provide a high total return from a
------------------------------
portfolio of equity securities of small companies.

Worldwide Emerging Markets Fund - To provide long-term capital appreciation
---------------------------------
by investing primarily in equity securities in emerging markets around the world.

Effective April 30, 1999, the three divisions of the American Century funds, the two divisions of the J. P. Morgan funds, and the Worldwide Emerging Markets Division offered by Van Eck Associates became available for VUL-95, VGSP, and VUL-100.

                  GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                        NOTES TO FINANCIAL STATEMENTS
                              DECEMBER 31, 2000


Effective April 10, 2000, eleven new divisions were added to Separate Account Eleven. The new divisions are the Large Cap Value Fund, Large Cap Growth Fund, Small Cap Value Fund, Small Cap Growth Fund, International Equity
Fund, Emerging Markets Equity Fund, Core Fixed Income Fund, High Yield Bond Fund, International Fixed Income Fund, and Emerging Markets Debt Fund. The underlying funds in these divisions are offered by SEI Insurance Products Trust and managed by SEI Investments Management Company. The investment objectives of each of these new divisions are as follows:

Large Cap Value Fund - To provide long-term growth and income by investing
----------------------
in large cap income-producing U.S. common stocks.

Large Cap Growth Fund - To provide capital appreciation by investing in
-----------------------
large cap U.S. common stocks.

Small Cap Value Fund - To provide capital appreciation by investing in
----------------------
common stock of smaller U.S. companies.

Small Cap Growth Fund - To provide long-term capital appreciation by
-----------------------
investing in common stock of smaller U.S. companies.

International Equity - To provide capital appreciation by investing in
----------------------
equity securities of foreign companies.

Emerging Markets Equity Fund - To provide capital appreciation by investing
------------------------------
in equity securities of emerging markets companies.

Core Fixed Income Fund - To provide current income and preservation of
------------------------
capital by investing in investment grade U.S. fixed income securities.

High Yield Bond Fund - To provide total return by investing in high yield,
----------------------
high risk securities.

International Fixed Income Fund - To provide capital appreciation and
---------------------------------
current income by investing in investment grade fixed income securities of foreign government and corporate issuers.

Emerging Markets Debt Fund - To provide total return by investing U.S.
----------------------------
dollar denominated debt in securities of emerging market issuers.

Effective May 1, 2000, five new divisions were added to Separate Account Eleven. The Mid Cap Portfolio is offered by Fidelity Investments Variable Insurance Products Fund and managed by Fidelity Management and Research Company. Three of the new divisions are the Janus Mid-Cap Portfolio, T. Rowe Price Large Cap Growth Portfolio, and T. Rowe Price Small Cap Growth Portfolio. The underlying funds in these divisions are offered by Metropolitan Series Fund, Inc. and managed by Metropolitan Life Insurance Company. The Alger Equity Growth Series is offered by New England Zenith Fund and managed by New England Investment Management, Inc. The investment objectives of each of these new divisions are as follows:

Mid Cap Portfolio - To provide long-term growth by investing in common
-------------------
stocks of medium capitalization companies.

Janus Mid-Cap Portfolio - To provide long-term growth by investing in common
-------------------------
stocks of medium capitalization companies.

T. Rowe Price Large Cap Growth Portfolio - To provide long-term growth and
------------------------------------------
income by investing in large capitalization growth companies.

T. Rowe Price Small Cap Growth Portfolio - To provide long-term growth by
------------------------------------------
investing in small capitalization companies.

Alger Equity Growth Series - To provide growth by investing in growth
----------------------------
stocks.

Effective October 1, 2000, two new products - Destiny and Frank Russell - were added to Separate Account Eleven. These products were made available in all fund divisions.

NOTE 5 - PURCHASES AND SALES

During the year ended December 31, 2000, purchases including net realized gain and income from distribution and proceeds from sales of General American Capital Company shares were as follows:

              S & P 500      MONEY         BOND        MANAGED       ASSET     INTERNATIONAL    MID-CAP      SMALL-CAP
                INDEX        MARKET        INDEX       EQUITY      ALLOCATION      INDEX        EQUITY         EQUITY
                 FUND         FUND         FUND         FUND          FUND         FUND          FUND           FUND
             -----------  -----------   -----------  -----------  -----------  -------------  -----------   -----------
Purchases    $31,884,217  $21,678,078   $ 2,810,801  $ 3,226,247  $10,006,707   $ 3,032,335   $ 4,050,655   $ 1,284,473
             ===========  ===========   ===========  ===========  ===========   ===========   ===========   ===========
Sales        $ 6,660,057  $18,008,947   $ 1,624,360  $ 1,078,688  $ 2,229,372   $ 2,058,123   $ 2,364,076   $   674,121
             ===========  ===========   ===========  ===========  ===========   ===========   ===========   ===========


During the year ended December 31, 2000, purchases (including dividend reinvestment) and proceeds from sales of Variable Insurance Products Fund Shares were as follows:

                              EQUITY                                                      HIGH              MID CAP
                            INCOME FUND         GROWTH FUND       OVERSEAS FUND        INCOME FUND         PORTFOLIO
                            -----------         -----------       -------------        -----------         ---------
Purchases                   $ 5,146,409         $21,589,644        $ 6,048,082         $ 3,658,370         $ 855,905
                            ===========         ===========        ===========         ===========         =========
Sales                       $ 5,148,929         $ 5,969,748        $ 1,874,425         $   644,063         $  16,667
                            ===========         ===========        ===========         ===========         =========


During the year ended December 31, 2000, purchases (including dividend reinvestment) and proceeds from sales of Variable Insurance Products Fund II shares were as follows:

               ASSET MANAGER
                   FUND
               -------------
Purchases       $ 1,058,478
                ===========
Sales           $   295,864
                ===========

During the year ended December 31, 2000, purchases (including dividend reinvestment) and proceeds from sales of Van Eck Worldwide Insurance Trust shares were as follows:


                 WORLDWIDE                    WORLDWIDE
                HARD ASSETS                   EMERGING
                   FUND                     MARKETS FUND
                -----------                 ------------
Purchases       $    82,365                 $ 2,414,970
                ===========                 ===========
Sales           $    86,882                 $   570,569
                ===========                 ===========

During the year ended December 31, 2000, purchases (including dividend reinvestment) and proceeds from sales of Russell Insurance Funds shares were as follows:


                MULTI-STYLE                  CORE BOND                AGGRESSIVE                  NON-US
                EQUITY FUND                    FUND                  EQUITY FUND                   FUND
                -----------                 -----------              -----------               -----------
Purchases       $ 4,175,505                 $ 3,813,876              $ 1,767,322               $ 1,666,298
                ===========                 ===========              ===========               ===========
Sales           $ 8,626,989                 $10,787,690              $ 1,988,170               $ 2,641,059
                ===========                 ===========              ===========               ===========

                  GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                        NOTES TO FINANCIAL STATEMENTS
                              DECEMBER 31, 2000


During the period ended December 31, 2000, purchases (including dividend reinvestment) and proceeds from sales of American Century Variable Portfolios shares were as follows:

                  INCOME &                 INTERNATIONAL
                GROWTH FUND                     FUND                    VALUE FUND
                -----------                -------------               -----------
Purchases       $ 3,535,112                 $ 5,044,240                $ 1,342,317
                ===========                 ===========                ===========
Sales           $   246,238                 $   369,430                $    86,719
                ===========                 ===========                ===========


During the period ended December 31, 2000, purchases (including dividend reinvestment) and proceeds from sales of J.P. Morgan Series Trust II shares were as follows:

                                                 SMALL
              BOND PORTFOLIO                   COMPANY
                   FUND                     PORTFOLIO FUND
              --------------                --------------
Purchases       $ 1,365,967                  $ 5,109,765
                ===========                  ===========
Sales           $   414,230                  $   616,795
                ===========                  ===========

During the period ended December 31, 2000, purchases (including dividend reinvestment) and proceeds from sales of SEI Insurance Products Trust were as follows:

                             LARGE CAP          LARGE CAP           SMALL CAP          SMALL CAP         INTERNATIONAL
                            VALUE FUND         GROWTH FUND         VALUE FUND         GROWTH FUND         EQUITY FUND
                            ----------         -----------         ----------         -----------        -------------
Purchases                   $2,739,426          $2,388,329         $  377,218          $  720,979          $2,131,157
                            ==========          ==========         ==========          ==========          ==========
Sales                       $   26,287          $   92,109         $    8,074          $   13,026          $   78,936
                            ==========          ==========         ==========          ==========          ==========

                          EMERGING                                                INTERNATIONAL         EMERGING
                       MARKETS EQUITY        CORE FIXED         HIGH YIELD        FIXED INCOME        MARKETS DEBT
                            FUND            INCOME FUND          BOND FUND            FUND                FUND
                       --------------       -----------         ----------        -------------       ------------
Purchases                $  837,163          $5,276,621         $  399,271         $  591,085          $  201,813
                         ==========          ==========         ==========         ==========          ==========
Sales                    $   59,149          $   47,766         $    3,850         $   13,542          $    6,297
                         ==========          ==========         ==========         ==========          ==========

During the period ended December 31, 2000, purchases (including dividend reinvestment) and proceeds from sales of Metropolitan Series Fund, Inc. were as follows:

                           JANUS MID-CAP           T. ROWE PRICE LARGE          T. ROWE PRICE SMALL
                             PORTFOLIO            CAP GROWTH PORTFOLIO         CAP GROWTH PORTFOLIO
                           -------------          --------------------         --------------------
Purchases                    $4,796,167                $1,471,017                   $  780,160
                             ==========                ==========                   ==========
Sales                        $  354,997                $  296,291                   $  115,186
                             ==========                ==========                   ==========

During the period ended December 31, 2000, purchases (including dividend reinvestment) and proceeds from sales of New England Zenith Fund were as follows:

                                  ALGER EQUITY
                                  GROWTH SERIES
                                  -------------
Purchases                          $ 2,359,639
                                   ===========
Sales                              $   376,138
                                   ===========

NOTE 6 - ACCUMULATION UNIT ACTIVITY

The following is a summary of the accumulation unit activity:

                                                                       For the years ended December 31, 2000, 1999, 1998
                                                                S & P 500 INDEX FUND DIVISION        MONEY MARKET FUND DIVISION
                                                             ----------------------------------  ----------------------------------
                                                                 2000        1999        1998        2000        1999        1998
                                                             ----------------------------------  ----------------------------------
VARIABLE UNIVERSAL LIFE - 95
      Deposits                                                   33,287      40,318      53,610      11,813      56,074      63,693
      Withdrawals                                               (61,937)    (51,800)    (44,959)    (44,926)    (31,779)    (66,600)
      Outstanding units, beginning of year                      233,474     244,956     236,305      68,091      43,796      46,703
                                                             ----------------------------------  ----------------------------------
      Outstanding units, end of year                            204,824     233,474     244,956      34,978      68,091      43,796
                                                             ==================================  ==================================

VARIABLE GENERAL SELECT PLUS
      Deposits                                                  184,201     143,955     313,540     161,565     636,987   1,380,901
      Withdrawals                                              (148,584)   (105,975)    (55,730)   (265,969)   (500,114) (1,744,430)
      Outstanding units, beginning of year                      544,284     506,304     248,494     309,197     172,324     535,853
                                                             ----------------------------------  ----------------------------------
      Outstanding units, end of year                            579,901     544,284     506,304     204,793     309,197     172,324
                                                             ==================================  ==================================

VARIABLE UNIVERSAL LIFE - 100
      Deposits                                                  142,514     195,193     384,015      70,296     343,675     825,392
      Withdrawals                                              (112,424)   (130,533)    (89,826)   (106,128)   (400,299)   (824,924)
      Outstanding units, beginning of year                      651,714     587,054     292,865     109,972     166,596     166,128
                                                             ----------------------------------  ----------------------------------
      Outstanding units, end of year                            681,804     651,714     587,054      74,140     109,972     166,596
                                                             ==================================  ==================================

RUSSELL VARIABLE UNIVERSAL LIFE
      Deposits                                                        -           -           -           -           -      36,281
      Withdrawals                                                     -           -           -           -           -     (44,828)
      Outstanding units, beginning of year                            -           -           -           -           -       8,547
                                                             ----------------------------------  ----------------------------------
      Outstanding units, end of year                                  -           -           -           -           -           -
                                                             ==================================  ==================================

VARIABLE UNIVERSAL LIFE INSURANCE - 2000
      Deposits                                                  930,635     493,771      12,188   2,862,494   1,665,714     190,317
      Withdrawals                                              (320,877)    (59,617)       (256) (2,445,139) (1,553,256)    (40,880)
      Outstanding units, beginning of year                      446,086      11,932           -     261,895     149,437           -
                                                             ----------------------------------  ----------------------------------
      Outstanding units, end of year                          1,055,844     446,086      11,932     679,250     261,895     149,437
                                                             ==================================  ==================================

JOINT AND SURVIVOR VARIABLE UNIVERSAL LIFE INSURANCE - 2000
      Deposits                                                  114,497      93,119         105     206,688     206,783      27,427
      Withdrawals                                               (42,669)    (23,926)         (2)   (167,356)   (195,215)     (3,565)
      Outstanding units, beginning of year                       69,296         103           -      35,430      23,862           -
                                                             ----------------------------------  ----------------------------------
      Outstanding units, end of year                            141,124      69,296         103      74,762      35,430      23,862
                                                             ==================================  ==================================

DESTINY
      Deposits                                                   96,990           -           -     106,857           -           -
      Withdrawals                                                (4,877)          -           -     (56,407)          -           -
      Outstanding units, beginning of year                            -           -           -           -           -           -
                                                             ----------------------------------  ----------------------------------
      Outstanding units, end of year                             92,113           -           -      50,450           -           -
                                                             ==================================  ==================================

NOTE 6 - ACCUMULATION UNIT ACTIVITY

The following is a summary of the accumulation unit activity:

                                                                       For the years ended December 31, 2000, 1999, 1998
                                                                  BOND INDEX FUND DIVISION          MANAGED EQUITY FUND DIVISION
                                                             ----------------------------------  ----------------------------------
                                                                 2000        1999        1998         2000        1999        1998
                                                             ----------------------------------  ----------------------------------
VARIABLE UNIVERSAL LIFE - 95
      Deposits                                                   14,182      19,306      25,406      13,741      12,253      16,942
      Withdrawals                                               (41,347)    (14,321)    (12,912)    (23,918)    (14,768)    (13,618)
      Outstanding units, beginning of year                      114,933     109,948      97,454      93,519      96,034      92,710
                                                             ----------------------------------  ----------------------------------
      Outstanding units, end of year                             87,768     114,933     109,948      83,342      93,519      96,034
                                                             ==================================  ==================================

VARIABLE GENERAL SELECT PLUS
      Deposits                                                   52,544      23,730      29,830      11,021      11,280      12,156
      Withdrawals                                               (20,011)     (9,825)     (9,429)     (7,918)     (6,022)     (8,587)
      Outstanding units, beginning of year                       84,706      70,801      50,400      46,308      41,050      37,481
                                                             ----------------------------------  ----------------------------------
      Outstanding units, end of year                            117,239      84,706      70,801      49,411      46,308      41,050
                                                             ==================================  ==================================

VARIABLE UNIVERSAL LIFE - 100
      Deposits                                                   22,020      63,648      84,402      22,745      34,949      40,129
      Withdrawals                                               (33,899)    (30,779)    (26,455)    (28,299)    (16,792)    (15,741)
      Outstanding units, beginning of year                      146,452     113,583      55,636      86,947      68,790      44,402
                                                             ----------------------------------  ----------------------------------
      Outstanding units, end of year                            134,573     146,452     113,583      81,393      86,947      68,790
                                                             ==================================  ==================================

RUSSELL VARIABLE UNIVERSAL LIFE
      Deposits                                                        -           -           -           -           -           -
      Withdrawals                                                     -           -           -           -           -           -
      Outstanding units, beginning of year                            -           -           -           -           -           -
                                                             ----------------------------------  ----------------------------------
      Outstanding units, end of year                                  -           -           -           -           -           -
                                                             ==================================  ==================================

VARIABLE UNIVERSAL LIFE INSURANCE - 2000
      Deposits                                                   60,429      65,154         558      21,711      23,377         727
      Withdrawals                                               (32,460)    (23,294)         (5)     (8,506)     (2,443)        (13)
      Outstanding units, beginning of year                       42,413         553           -      21,648         714           -
                                                             ----------------------------------  ----------------------------------
      Outstanding units, end of year                             70,382      42,413         553      34,853      21,648         714
                                                             ==================================  ==================================

JOINT AND SURVIVOR VARIABLE UNIVERSAL LIFE INSURANCE - 2000
      Deposits                                                    4,791       6,676          88       1,581       3,213           -
      Withdrawals                                                  (982)       (270)         (2)     (2,240)       (169)          -
      Outstanding units, beginning of year                        6,492          86           -       3,044           -           -
                                                             ----------------------------------  ----------------------------------
      Outstanding units, end of year                             10,301       6,492          86       2,385       3,044           -
                                                             ==================================  ==================================

DESTINY
      Deposits                                                   82,617           -           -       4,305           -           -
      Withdrawals                                                (1,021)          -           -        (256)          -           -
      Outstanding units, beginning of year                            -           -           -           -           -           -
                                                             ----------------------------------  ----------------------------------
      Outstanding units, end of year                             81,596           -           -       4,049           -           -
                                                             ==================================  ==================================

NOTE 6 - ACCUMULATION UNIT ACTIVITY

The following is a summary of the accumulation unit activity:

                                                                       For the years ended December 31, 2000, 1999, 1998
                                                               ASSET ALLOCATION FUND DIVISION    INTERNATIONAL INDEX FUND DIVISION
                                                             ----------------------------------  ----------------------------------
                                                                 2000        1999        1998        2000        1999        1998
                                                             ----------------------------------  ----------------------------------
VARIABLE UNIVERSAL LIFE - 95
      Deposits                                                   27,538      36,270      44,015      22,272      24,166      35,296
      Withdrawals                                               (31,239)    (37,511)    (32,243)    (62,842)    (30,239)    (36,243)
      Outstanding units, beginning of year                      293,369     294,610     282,838     168,206     174,279     175,226
                                                             ----------------------------------  ----------------------------------
      Outstanding units, end of year                            289,668     293,369     294,610     127,636     168,206     174,279
                                                             ==================================  ==================================

VARIABLE GENERAL SELECT PLUS
      Deposits                                                   12,758      62,080      29,160      17,446      15,664      42,140
      Withdrawals                                               (19,909)    (56,513)    (24,120)    (18,512)    (11,959)    (34,648)
      Outstanding units, beginning of year                       83,114      77,547      72,507      81,255      77,550      70,058
                                                             ----------------------------------  ----------------------------------
      Outstanding units, end of year                             75,963      83,114      77,547      80,189      81,255      77,550
                                                             ==================================  ==================================

VARIABLE UNIVERSAL LIFE - 100
      Deposits                                                   36,065      58,534      49,412      33,049      43,793      54,490
      Withdrawals                                               (36,819)    (25,963)    (16,133)    (56,168)    (41,530)    (20,835)
      Outstanding units, beginning of year                      120,924      88,353      55,074     119,341     117,078      83,423
                                                             ----------------------------------  ----------------------------------
      Outstanding units, end of year                            120,170     120,924      88,353      96,222     119,341     117,078
                                                             ==================================  ==================================

RUSSELL VARIABLE UNIVERSAL LIFE
      Deposits                                                        -           -           -           -           -           -
      Withdrawals                                                     -           -           -           -           -           -
      Outstanding units, beginning of year                            -           -           -           -           -           -
                                                             ----------------------------------  ----------------------------------
      Outstanding units, end of year                                  -           -           -           -           -           -
                                                             ==================================  ==================================

VARIABLE UNIVERSAL LIFE INSURANCE - 2000
      Deposits                                                   89,917      77,838       1,037      43,535      19,887         710
      Withdrawals                                               (11,134)     (1,877)        (14)    (14,090)     (2,009)        (17)
      Outstanding units, beginning of year                       76,984       1,023           -      18,571         693           -
                                                             ----------------------------------  ----------------------------------
      Outstanding units, end of year                            155,767      76,984       1,023      48,016      18,571         693
                                                             ==================================  ==================================

JOINT AND SURVIVOR VARIABLE UNIVERSAL LIFE INSURANCE - 2000
      Deposits                                                    8,107      10,560           -       3,193       4,680          83
      Withdrawals                                                (2,735)       (432)           -       (656)       (245)         (2)
      Outstanding units, beginning of year                       10,128           -           -       4,516          81           -
                                                             ----------------------------------  ----------------------------------
      Outstanding units, end of year                             15,500      10,128           -       7,053       4,516          81
                                                             ==================================  ==================================

DESTINY
      Deposits                                                   14,860           -           -      13,906           -           -
      Withdrawals                                                  (198)          -           -        (138)          -           -
      Outstanding units, beginning of year                            -           -           -           -           -           -
                                                             ----------------------------------  ----------------------------------
      Outstanding units, end of year                             14,662           -           -      13,768           -           -
                                                             ==================================  ==================================

NOTE 6 - ACCUMULATION UNIT ACTIVITY

The following is a summary of the accumulation unit activity:

                                                                       For the years ended December 31, 2000, 1999, 1998
                                                                MID-CAP EQUITY FUND DIVISION       SMALL-CAP EQUITY FUND DIVISION
                                                             ----------------------------------  ----------------------------------
                                                                 2000        1999        1998        2000         1999        1998
                                                             ----------------------------------  ----------------------------------
VARIABLE UNIVERSAL LIFE - 95
      Deposits                                                   19,886      23,187      33,622       9,136       8,482      19,324
      Withdrawals                                               (70,742)    (35,782)    (32,360)    (22,364)     (7,148)     (5,547)
      Outstanding units, beginning of year                      162,788     175,383     174,121      50,288      48,954      35,177
                                                             ----------------------------------  ----------------------------------
      Outstanding units, end of year                            111,932     162,788     175,383      37,060      50,288      48,954
                                                             ==================================  ==================================

VARIABLE GENERAL SELECT PLUS
      Deposits                                                   27,434      23,177      58,976      46,994      45,417      65,121
      Withdrawals                                               (19,303)    (31,804)    (28,754)    (39,981)    (23,263)    (23,984)
      Outstanding units, beginning of year                       99,514     108,141      77,919      93,318      71,164      30,027
                                                             ----------------------------------  ----------------------------------
      Outstanding units, end of year                            107,645      99,514     108,141     100,331      93,318      71,164
                                                             ==================================  ==================================

VARIABLE UNIVERSAL LIFE - 100
      Deposits                                                   30,205      46,286      56,900      48,174      43,499      70,656
      Withdrawals                                               (41,286)    (40,979)    (22,387)    (34,576)    (38,432)    (10,421)
      Outstanding units, beginning of year                       93,049      87,742      53,229      87,872      82,805      22,570
                                                             ----------------------------------  ----------------------------------
      Outstanding units, end of year                             81,968      93,049      87,742     101,470      87,872      82,805
                                                             ==================================  ==================================

RUSSELL VARIABLE UNIVERSAL LIFE
      Deposits                                                        -           -           -           -           -           -
      Withdrawals                                                     -           -           -           -           -           -
      Outstanding units, beginning of year                            -           -           -           -           -           -
                                                             ----------------------------------  ----------------------------------
      Outstanding units, end of year                                  -           -           -           -           -           -
                                                             ==================================  ==================================

VARIABLE UNIVERSAL LIFE INSURANCE - 2000
      Deposits                                                   60,254      27,940         595      38,571      30,720         644
      Withdrawals                                               (22,575)     (2,928)        (23)    (14,319)     (4,697)        (25)
      Outstanding units, beginning of year                       25,584         572           -      26,642         619           -
                                                             ----------------------------------  ----------------------------------
      Outstanding units, end of year                             63,263      25,584         572      50,894      26,642         619
                                                             ==================================  ==================================

JOINT AND SURVIVOR VARIABLE UNIVERSAL LIFE INSURANCE - 2000
      Deposits                                                    4,320       4,042         168       4,717       6,826         168
      Withdrawals                                                (1,378)       (574)         (5)     (1,761)     (1,009)         (5)
      Outstanding units, beginning of year                        3,631         163           -       5,980         163           -
                                                             ----------------------------------  ----------------------------------
      Outstanding units, end of year                              6,573       3,631         163       8,936       5,980         163
                                                             ==================================  ==================================

DESTINY
      Deposits                                                        -           -           -       4,791           -           -
      Withdrawals                                                     -           -           -         (68)          -           -
      Outstanding units, beginning of year                            -           -           -           -           -           -
                                                             ----------------------------------  ----------------------------------
      Outstanding units, end of year                                  -           -           -       4,723           -           -
                                                             ==================================  ==================================

NOTE 6 - ACCUMULATION UNIT ACTIVITY

The following is a summary of the accumulation unit activity:

                                                                       For the years ended December 31, 2000, 1999, 1998
                                                                EQUITY INCOME FUND DIVISION             GROWTH FUND DIVISION
                                                             ----------------------------------  ----------------------------------
                                                                 2000        1999        1998        2000        1999        1998
                                                             ----------------------------------  ----------------------------------
VARIABLE UNIVERSAL LIFE - 95
      Deposits                                                   42,664      54,849      59,416      55,269      58,832      69,876
      Withdrawals                                               (86,784)    (72,847)    (47,519)    (79,784)    (78,887)    (72,411)
      Outstanding units, beginning of year                      286,243     304,241     292,344     385,323     405,378     407,913
                                                             ----------------------------------  ----------------------------------
      Outstanding units, end of year                            242,123     286,243     304,241     360,808     385,323     405,378
                                                             ==================================  ==================================

VARIABLE GENERAL SELECT PLUS
      Deposits                                                   53,398      97,662      99,382     133,086     158,244      99,249
      Withdrawals                                              (126,253)    (67,788)    (42,509)   (117,476)    (93,901)    (40,684)
      Outstanding units, beginning of year                      312,888     283,014     226,141     450,926     386,583     328,018
                                                             ----------------------------------  ----------------------------------
      Outstanding units, end of year                            240,033     312,888     283,014     466,536     450,926     386,583
                                                             ==================================  ==================================

VARIABLE UNIVERSAL LIFE - 100
      Deposits                                                   78,937      99,022     179,653     101,587     158,445     226,944
      Withdrawals                                               (89,636)    (79,710)   (166,343)   (117,214)   (109,918)   (114,919)
      Outstanding units, beginning of year                      314,896     295,584     282,274     522,933     474,406     362,381
                                                             ----------------------------------  ----------------------------------
      Outstanding units, end of year                            304,197     314,896     295,584     507,306     522,933     474,406
                                                             ==================================  ==================================

RUSSELL VARIABLE UNIVERSAL LIFE
      Deposits                                                        -           -           -           -           -           -
      Withdrawals                                                     -           -           -           -           -           -
      Outstanding units, beginning of year                            -           -           -           -           -           -
                                                             ----------------------------------  ----------------------------------
      Outstanding units, end of year                                  -           -           -           -           -           -
                                                             ==================================  ==================================

VARIABLE UNIVERSAL LIFE INSURANCE - 2000
      Deposits                                                  129,840     113,215       2,270     525,857     250,110       3,901
      Withdrawals                                               (45,464)     (8,208)       (115)    (89,563)    (21,492)       (108)
      Outstanding units, beginning of year                      107,162       2,155           -     232,411       3,793           -
                                                             ----------------------------------  ----------------------------------
      Outstanding units, end of year                            191,538     107,162       2,155     668,705     232,411       3,793
                                                             ==================================  ==================================

JOINT AND SURVIVOR VARIABLE UNIVERSAL LIFE INSURANCE - 2000
      Deposits                                                   13,463      16,121         247      37,077      26,076          79
      Withdrawals                                                (2,579)       (856)         (7)     (6,264)     (1,917)         (2)
      Outstanding units, beginning of year                       15,505         240           -      24,236          77           -
                                                             ----------------------------------  ----------------------------------
      Outstanding units, end of year                             26,389      15,505         240      55,049      24,236          77
                                                             ==================================  ==================================

DESTINY
      Deposits                                                   38,872           -           -     249,784           -           -
      Withdrawals                                                  (700)          -           -      (5,813)          -           -
      Outstanding units, beginning of year                            -           -           -           -           -           -
                                                             ----------------------------------  ----------------------------------
      Outstanding units, end of year                             38,172           -           -     243,971           -           -
                                                             ==================================  ==================================

NOTE 6 - ACCUMULATION UNIT ACTIVITY

The following is a summary of the accumulation unit activity:

                                                                       For the years ended December 31, 2000, 1999, 1998
                                                                   OVERSEAS FUND DIVISION            ASSET MANAGER FUND DIVISION
                                                             ----------------------------------  ----------------------------------
                                                                 2000        1999        1998         2000        1999        1998
                                                             ----------------------------------  ----------------------------------
VARIABLE UNIVERSAL LIFE - 95
      Deposits                                                   28,844      32,130      46,762       2,383       6,173       7,584
      Withdrawals                                               (61,068)    (38,877)    (41,684)     (1,813)     (4,532)       (605)
      Outstanding units, beginning of year                      240,894     247,641     242,563      10,752       9,111       2,132
                                                             ----------------------------------  ----------------------------------
      Outstanding units, end of year                            208,670     240,894     247,641      11,322      10,752       9,111
                                                             ==================================  ==================================

VARIABLE GENERAL SELECT PLUS
      Deposits                                                  137,425      50,014      60,426       3,850      14,236       7,255
      Withdrawals                                               (63,984)    (24,381)    (48,932)     (2,687)     (4,489)       (423)
      Outstanding units, beginning of year                      205,835     180,202     168,708      24,259      14,512       7,680
                                                             ----------------------------------  ----------------------------------
      Outstanding units, end of year                            279,276     205,835     180,202      25,422      24,259      14,512
                                                             ==================================  ==================================

VARIABLE UNIVERSAL LIFE - 100
      Deposits                                                   55,254      47,585      62,350      15,288      34,209      30,521
      Withdrawals                                               (36,661)    (52,739)    (27,368)    (15,149)    (21,189)     (9,795)
      Outstanding units, beginning of year                      130,771     135,925     100,943      63,821      50,801      30,075
                                                             ----------------------------------  ----------------------------------
      Outstanding units, end of year                            149,364     130,771     135,925      63,960      63,821      50,801
                                                             ==================================  ==================================

RUSSELL VARIABLE UNIVERSAL LIFE
      Deposits                                                        -           -           -           -           -           -
      Withdrawals                                                     -           -           -           -           -           -
      Outstanding units, beginning of year                            -           -           -           -           -           -
                                                             ----------------------------------  ----------------------------------
      Outstanding units, end of year                                  -           -           -           -           -           -
                                                             ==================================  ==================================

VARIABLE UNIVERSAL LIFE INSURANCE - 2000
      Deposits                                                  115,959      39,237         601      35,871      53,511         697
      Withdrawals                                               (21,743)     (3,669)        (18)    (10,794)     (4,287)        (62)
      Outstanding units, beginning of year                       36,151         583           -      49,859         635           -
                                                             ----------------------------------  ----------------------------------
      Outstanding units, end of year                            130,367      36,151         583      74,936      49,859         635
                                                             ==================================  ==================================

JOINT AND SURVIVOR VARIABLE UNIVERSAL LIFE INSURANCE - 2000
      Deposits                                                    4,720       3,258         168       1,206         431           -
      Withdrawals                                                (1,089)       (466)         (5)        (22)       (302)          -
      Outstanding units, beginning of year                        2,955         163           -         129           -           -
                                                             ----------------------------------  ----------------------------------
      Outstanding units, end of year                              6,586       2,955         163       1,313         129           -
                                                             ==================================  ==================================

DESTINY
      Deposits                                                   14,230           -           -      15,883           -           -
      Withdrawals                                                  (146)          -           -        (188)          -           -
      Outstanding units, beginning of year                            -           -           -           -           -           -
                                                             ----------------------------------  ----------------------------------
      Outstanding units, end of year                             14,084           -           -      15,695           -           -
                                                             ==================================  ==================================

NOTE 6 - ACCUMULATION UNIT ACTIVITY

The following is a summary of the accumulation unit activity:

                                                                                 For the period
                                                                                   May 1, 2000
                                                      For the years ended        (inception) to          For the years ended
                                                 December 31, 2000, 1999, 1998  December 31, 2000   December 31, 2000, 1999, 1998
                                                         HIGH INCOME                 MID CAP            WORLDWIDE HARD ASSETS
                                                        FUND DIVISION             FUND DIVISION             FUND DIVISION
                                              ----------------------------------  -------------  ----------------------------------
                                                  2000        1999        1998         2000           2000        1999        1998
                                              ----------------------------------  -------------  ----------------------------------
VARIABLE UNIVERSAL LIFE - 95
      Deposits                                     3,219       2,853       6,498        5,741         2,465         865       3,234
      Withdrawals                                 (3,425)    (11,513)     (2,233)        (110)       (4,251)     (1,622)     (3,278)
      Outstanding units, beginning of year        14,177      22,837      18,572            -         9,525      10,282      10,326
                                              ----------------------------------    ---------    ----------------------------------
      Outstanding units, end of year              13,971      14,177      22,837        5,631         7,739       9,525      10,282
                                              ==================================    =========    ==================================

VARIABLE GENERAL SELECT PLUS
      Deposits                                   108,376      21,266      28,629       22,139           999       4,811         513
      Withdrawals                                (30,742)    (47,125)     (5,891)        (413)       (3,070)       (312)       (937)
      Outstanding units, beginning of year        61,511      87,370      64,632            -         6,967       2,468       2,892
                                              ----------------------------------    ---------    ----------------------------------
      Outstanding units, end of year             139,145      61,511      87,370       21,726         4,896       6,967       2,468
                                              ==================================    =========    ==================================

VARIABLE UNIVERSAL LIFE - 100
      Deposits                                    71,523     143,496      57,671        2,604         4,772       7,343       8,405
      Withdrawals                                (26,940)    (64,124)    (17,259)         (72)       (3,862)     (6,724)     (3,275)
      Outstanding units, beginning of year       189,022     109,650      69,238            -        16,322      15,703      10,573
                                              ----------------------------------    ---------    ----------------------------------
      Outstanding units, end of year             233,605     189,022     109,650        2,532        17,232      16,322      15,703
                                              ==================================    =========    ==================================

RUSSELL VARIABLE UNIVERSAL LIFE
      Deposits                                         -           -           -            -             -           -           -
      Withdrawals                                      -           -           -            -             -           -           -
      Outstanding units, beginning of year             -           -           -            -             -           -           -
                                              ----------------------------------    ---------    ----------------------------------
      Outstanding units, end of year                   -           -           -            -             -           -           -
                                              ==================================    =========    ==================================

VARIABLE UNIVERSAL LIFE INSURANCE - 2000
      Deposits                                   106,480      44,520       1,163       42,150         2,255         950          11
      Withdrawals                                (16,180)     (3,941)        (29)        (866)         (458)       (124)          -
      Outstanding units, beginning of year        41,713       1,134           -            -           837          11           -
                                              ----------------------------------    ---------    ----------------------------------
      Outstanding units, end of year             132,013      41,713       1,134       41,284         2,634         837          11
                                              ==================================    =========    ==================================

JOINT AND SURVIVOR VARIABLE UNIVERSAL LIFE
  INSURANCE - 2000
      Deposits                                     6,522       6,839         175        5,081           230           -           -
      Withdrawals                                 (7,169)     (1,080)         (5)        (135)          (23)          -           -
      Outstanding units, beginning of year         5,929         170           -            -             -           -           -
                                              ----------------------------------    ---------    ----------------------------------
      Outstanding units, end of year               5,282       5,929         170        4,946           207           -           -
                                              ==================================    =========    ==================================

DESTINY
      Deposits                                    29,414           -           -            -             -           -           -
      Withdrawals                                   (345)          -           -            -             -           -           -
      Outstanding units, beginning of year             -           -           -            -             -           -           -
                                              ----------------------------------    ---------    ----------------------------------
      Outstanding units, end of year              29,069           -           -            -             -           -           -
                                              ==================================    =========    ==================================

NOTE 6 - ACCUMULATION UNIT ACTIVITY

The following is a summary of the accumulation unit activity:

                                                                       For the years ended December 31, 2000, 1999, 1998
                                                                 WORLDWIDE EMERGING MARKETS             MULTI-STYLE EQUITY
                                                                        FUND DIVISION                      FUND DIVISION
                                                             ----------------------------------  ----------------------------------
                                                                 2000         1999       1998        2000        1999        1998
                                                             ----------------------------------  ----------------------------------
VARIABLE UNIVERSAL LIFE - 95
      Deposits                                                   13,687       4,159          -       12,517      25,719      15,537
      Withdrawals                                                (7,982)     (1,480)         -      (14,696)     (2,365)       (679)
      Outstanding units, beginning of year                        2,679           -          -       38,212      14,858           -
                                                             ----------------------------------  ----------------------------------
      Outstanding units, end of year                              8,384       2,679          -       36,033      38,212      14,858
                                                             ==================================  ==================================

VARIABLE GENERAL SELECT PLUS
      Deposits                                                  124,118       9,565          -      110,156     167,069     456,763
      Withdrawals                                               (28,100)        (62)         -     (296,295)    (72,422)    (30,453)
      Outstanding units, beginning of year                        9,503           -          -      567,887     473,240      46,930
                                                             ----------------------------------  ----------------------------------
      Outstanding units, end of year                            105,521       9,503          -      381,748     567,887     473,240
                                                             ==================================  ==================================

VARIABLE UNIVERSAL LIFE - 100
      Deposits                                                   14,141      11,327          -       16,931      56,809       8,637
      Withdrawals                                                (2,494)     (9,704)         -       (7,993)    (22,765)     (1,360)
      Outstanding units, beginning of year                        1,623           -          -       41,321       7,277           -
                                                             ----------------------------------  ----------------------------------
      Outstanding units, end of year                             13,270       1,623          -       50,259      41,321       7,277
                                                             ==================================  ==================================

RUSSELL VARIABLE UNIVERSAL LIFE
      Deposits                                                        -           -          -        3,561       9,282      81,464
      Withdrawals                                                     -           -          -     (124,397)     (8,686)     (9,164)
      Outstanding units, beginning of year                            -           -          -      224,387     223,791     151,491
                                                             ----------------------------------  ----------------------------------
      Outstanding units, end of year                                  -           -          -      103,551     224,387     223,791
                                                             ==================================  ==================================

VARIABLE UNIVERSAL LIFE INSURANCE - 2000
      Deposits                                                   11,355       1,992        159       54,565      59,760       4,052
      Withdrawals                                                (2,800)       (453)        (9)     (21,677)     (8,199)       (101)
      Outstanding units, beginning of year                        1,689         150          -       55,512       3,951           -
                                                             ----------------------------------  ----------------------------------
      Outstanding units, end of year                             10,244       1,689        150       88,400      55,512       3,951
                                                             ==================================  ==================================

JOINT AND SURVIVOR VARIABLE UNIVERSAL LIFE INSURANCE - 2000
      Deposits                                                    1,158         345          -        9,113       7,599         410
      Withdrawals                                                  (179)        (28)         -       (1,625)       (838)        (12)
      Outstanding units, beginning of year                          317           -          -        7,159         398           -
                                                             ----------------------------------  ----------------------------------
      Outstanding units, end of year                              1,296         317          -       14,647       7,159         398
                                                             ==================================  ==================================

DESTINY
      Deposits                                                   10,214           -          -            -           -           -
      Withdrawals                                                  (132)          -          -            -           -           -
      Outstanding units, beginning of year                            -           -          -            -           -           -
                                                             ----------------------------------  ----------------------------------
      Outstanding units, end of year                             10,082           -          -            -           -           -
                                                             ==================================  ==================================

NOTE 6 - ACCUMULATION UNIT ACTIVITY

The following is a summary of the accumulation unit activity:

                                                                       For the years ended December 31, 2000, 1999, 1998
                                                                   CORE BOND FUND DIVISION         AGGRESSIVE EQUITY FUND DIVISION
                                                             ----------------------------------  ----------------------------------
                                                                 2000        1999        1998        2000        1999        1998
                                                             ----------------------------------  ----------------------------------
VARIABLE UNIVERSAL LIFE - 95
      Deposits                                                    7,715       2,587       4,116       8,148       6,833      14,484
      Withdrawals                                                (4,129)       (335)        (46)    (11,180)     (1,715)       (592)
      Outstanding units, beginning of year                        6,322       4,070           -      19,010      13,892           -
                                                             ----------------------------------  ----------------------------------
      Outstanding units, end of year                              9,908       6,322       4,070      15,978      19,010      13,892
                                                             ==================================  ==================================

VARIABLE GENERAL SELECT PLUS
      Deposits                                                  177,929     310,229     450,004      35,572      62,730     192,091
      Withdrawals                                              (633,634)    (60,786)    (73,816)    (74,328)    (59,340)    (43,602)
      Outstanding units, beginning of year                      647,045     397,602      21,414     176,979     173,589      25,100
                                                             ----------------------------------  ----------------------------------
      Outstanding units, end of year                            191,340     647,045     397,602     138,223     176,979     173,589
                                                             ==================================  ==================================

VARIABLE UNIVERSAL LIFE - 100
      Deposits                                                    3,373      39,861         807      10,826      16,636       3,083
      Withdrawals                                                (2,173)    (32,644)       (123)     (4,680)     (4,051)       (414)
      Outstanding units, beginning of year                        7,901         684           -      15,254       2,669           -
                                                             ----------------------------------  ----------------------------------
      Outstanding units, end of year                              9,101       7,901         684      21,400      15,254       2,669
                                                             ==================================  ==================================

RUSSELL VARIABLE UNIVERSAL LIFE
      Deposits                                                    2,312       3,615      91,724       3,445       8,286      34,380
      Withdrawals                                              (151,676)    (10,478)    (10,534)    (44,016)     (3,252)     (3,034)
      Outstanding units, beginning of year                      158,452     165,315      84,125     111,536     106,502      75,156
                                                             ----------------------------------  ----------------------------------
      Outstanding units, end of year                              9,088     158,452     165,315      70,965     111,536     106,502
                                                             ==================================  ==================================

VARIABLE UNIVERSAL LIFE INSURANCE - 2000
      Deposits                                                    9,046      36,182         788      41,603      36,276       3,760
      Withdrawals                                               (10,117)     (9,781)         (9)    (11,027)     (5,039)        (70)
      Outstanding units, beginning of year                       27,180         779           -      34,927       3,690           -
                                                             ----------------------------------  ----------------------------------
      Outstanding units, end of year                             26,109      27,180         779      65,503      34,927       3,690
                                                             ==================================  ==================================

JOINT AND SURVIVOR VARIABLE UNIVERSAL LIFE INSURANCE - 2000
      Deposits                                                    2,577       6,321         169       2,756       3,172           -
      Withdrawals                                                  (365)       (255)         (5)       (676)       (464)          -
      Outstanding units, beginning of year                        6,230         164           -       2,708           -           -
                                                             ----------------------------------  ----------------------------------
      Outstanding units, end of year                              8,442       6,230         164       4,788       2,708           -
                                                             ==================================  ==================================

DESTINY
      Deposits                                                        -           -           -           -           -           -
      Withdrawals                                                     -           -           -           -           -           -
      Outstanding units, beginning of year                            -           -           -           -           -           -
                                                             ----------------------------------  ----------------------------------
      Outstanding units, end of year                                  -           -           -           -           -           -
                                                             ==================================  ==================================

NOTE 6 - ACCUMULATION UNIT ACTIVITY

The following is a summary of the accumulation unit activity:

                                                                       For the years ended December 31, 2000, 1999, 1998
                                                                    NON-US FUND DIVISION            INCOME & GROWTH FUND DIVISION
                                                             ----------------------------------  ----------------------------------
                                                                 2000        1999        1998        2000         1999       1998
                                                             ----------------------------------  ----------------------------------
VARIABLE UNIVERSAL LIFE - 95
      Deposits                                                    1,589       7,044      10,028      70,803       2,824          -
      Withdrawals                                                (9,310)     (1,673)       (208)     (2,574)        (24)         -
      Outstanding units, beginning of year                       15,191       9,820           -       2,800           -          -
                                                             ----------------------------------  ----------------------------------
      Outstanding units, end of year                              7,470      15,191       9,820      71,029       2,800          -
                                                             ==================================  ==================================

VARIABLE GENERAL SELECT PLUS
      Deposits                                                   41,902      33,941     188,887      12,980       1,838          -
      Withdrawals                                               (47,227)    (26,047)    (29,735)     (1,578)        (21)         -
      Outstanding units, beginning of year                      195,624     187,730      28,578       1,817           -          -
                                                             ----------------------------------  ----------------------------------
      Outstanding units, end of year                            190,299     195,624     187,730      13,219       1,817          -
                                                             ==================================  ==================================

VARIABLE UNIVERSAL LIFE - 100
      Deposits                                                    4,500      21,192       1,576      50,223      19,391          -
      Withdrawals                                                (2,011)    (12,838)       (127)     (6,050)    (16,959)         -
      Outstanding units, beginning of year                        9,803       1,449           -       2,432           -          -
                                                             ----------------------------------  ----------------------------------
      Outstanding units, end of year                             12,292       9,803       1,449      46,605       2,432          -
                                                             ==================================  ==================================

RUSSELL VARIABLE UNIVERSAL LIFE
      Deposits                                                    1,931       3,570      56,596           -           -          -
      Withdrawals                                               (88,465)     (6,141)     (5,688)          -           -          -
      Outstanding units, beginning of year                       97,420      99,991      49,083           -           -          -
                                                             ----------------------------------  ----------------------------------
      Outstanding units, end of year                             10,886      97,420      99,991           -           -          -
                                                             ==================================  ==================================

VARIABLE UNIVERSAL LIFE INSURANCE - 2000
      Deposits                                                   11,476      14,411         885     113,669      48,580        631
      Withdrawals                                                (6,505)     (2,475)        (16)    (19,211)     (5,275)       (16)
      Outstanding units, beginning of year                       12,805         869           -      43,920         615          -
                                                             ----------------------------------  ----------------------------------
      Outstanding units, end of year                             17,776      12,805         869     138,378      43,920        615
                                                             ==================================  ==================================

JOINT AND SURVIVOR VARIABLE UNIVERSAL LIFE INSURANCE - 2000
      Deposits                                                    3,429       2,535         165       4,089       3,433          -
      Withdrawals                                                  (331)       (262)         (5)     (1,349)       (541)         -
      Outstanding units, beginning of year                        2,433         160           -       2,892           -          -
                                                             ----------------------------------  ----------------------------------
      Outstanding units, end of year                              5,531       2,433         160       5,632       2,892          -
                                                             ==================================  ==================================

DESTINY
      Deposits                                                        -           -           -      62,201           -          -
      Withdrawals                                                     -           -           -        (705)          -          -
      Outstanding units, beginning of year                            -           -           -           -           -          -
                                                             ----------------------------------  ----------------------------------
      Outstanding units, end of year                                  -           -           -      61,496           -          -
                                                             ==================================  ==================================

NOTE 6 - ACCUMULATION UNIT ACTIVITY

The following is a summary of the accumulation unit activity:

                                                                       For the years ended December 31, 2000, 1999, 1998
                                                                 INTERNATIONAL FUND DIVISION             VALUE FUND DIVISION
                                                             ----------------------------------  ----------------------------------
                                                                 2000         1999       1998         2000        1999       1998
                                                             ----------------------------------  ----------------------------------
VARIABLE UNIVERSAL LIFE - 95
      Deposits                                                   24,727       1,001          -        5,319           -          -
      Withdrawals                                                (2,253)         (3)         -          (63)          -          -
      Outstanding units, beginning of year                          998           -          -            -           -          -
                                                             ----------------------------------  ----------------------------------
      Outstanding units, end of year                             23,472         998          -        5,256           -          -
                                                             ==================================  ==================================

VARIABLE GENERAL SELECT PLUS
      Deposits                                                   69,935       5,156          -        5,829         805          -
      Withdrawals                                               (23,220)       (625)         -       (1,023)        (10)         -
      Outstanding units, beginning of year                        4,531           -          -          795           -          -
                                                             ----------------------------------  ----------------------------------
      Outstanding units, end of year                             51,246       4,531          -        5,601         795          -
                                                             ==================================  ==================================

VARIABLE UNIVERSAL LIFE - 100
      Deposits                                                   34,342      17,730          -       18,220      10,510          -
      Withdrawals                                                (3,563)    (10,629)         -       (5,921)    (10,510)         -
      Outstanding units, beginning of year                        7,101           -          -            -           -          -
                                                             ----------------------------------  ----------------------------------
      Outstanding units, end of year                             37,880       7,101          -       12,299           -          -
                                                             ==================================  ==================================

RUSSELL VARIABLE UNIVERSAL LIFE
      Deposits                                                        -           -          -            -           -          -
      Withdrawals                                                     -           -          -            -           -          -
      Outstanding units, beginning of year                            -           -          -            -           -          -
                                                             ----------------------------------  ----------------------------------
      Outstanding units, end of year                                  -           -          -            -           -          -
                                                             ==================================  ==================================

VARIABLE UNIVERSAL LIFE INSURANCE - 2000
      Deposits                                                  165,627      24,488         92       23,784       9,149        360
      Withdrawals                                               (18,355)     (2,024)        (7)      (5,111)     (1,376)        (3)
      Outstanding units, beginning of year                       22,549          85          -        8,130         357          -
                                                             ----------------------------------  ----------------------------------
      Outstanding units, end of year                            169,821      22,549         85       26,803       8,130        357
                                                             ==================================  ==================================

JOINT AND SURVIVOR VARIABLE UNIVERSAL LIFE INSURANCE - 2000
      Deposits                                                    4,046       1,188          -          759         302          -
      Withdrawals                                                  (655)       (114)         -         (178)        (62)         -
      Outstanding units, beginning of year                        1,074           -          -          240           -          -
                                                             ----------------------------------  ----------------------------------
      Outstanding units, end of year                              4,465       1,074          -          821         240          -
                                                             ==================================  ==================================

DESTINY
      Deposits                                                   55,187           -          -       80,878           -          -
      Withdrawals                                                  (604)          -          -         (946)          -          -
      Outstanding units, beginning of year                            -           -          -            -           -          -
                                                             ----------------------------------  ----------------------------------
      Outstanding units, end of year                             54,583           -          -       79,932           -          -
                                                             ==================================  ==================================

NOTE 6 - ACCUMULATION UNIT ACTIVITY

The following is a summary of the accumulation unit activity:

                                                                       For the years ended December 31, 2000, 1999, 1998
                                                                        BOND PORTFOLIO                SMALL COMPANY PORTFOLIO
                                                                        FUND DIVISION                       FUND DIVISION
                                                             ----------------------------------  ----------------------------------
                                                                  2000        1999       1998        2000         1999       1998
                                                             ----------------------------------  ----------------------------------
VARIABLE UNIVERSAL LIFE - 95
      Deposits                                                       53         896          -       22,672       4,033          -
      Withdrawals                                                   (41)       (543)         -       (8,157)     (1,453)         -
      Outstanding units, beginning of year                          353           -          -        2,580           -          -
                                                             ----------------------------------  ----------------------------------
      Outstanding units, end of year                                365         353          -       17,095       2,580          -
                                                             ==================================  ==================================

VARIABLE GENERAL SELECT PLUS
      Deposits                                                    9,390         932          -       98,349      10,153          -
      Withdrawals                                                (2,467)         (6)         -      (22,565)        (62)         -
      Outstanding units, beginning of year                          926           -          -       10,091           -          -
                                                             ----------------------------------  ----------------------------------
      Outstanding units, end of year                              7,849         926          -       85,875      10,091          -
                                                             ==================================  ==================================

VARIABLE UNIVERSAL LIFE - 100
      Deposits                                                      166         340          -       26,215       3,598          -
      Withdrawals                                                   (44)         (9)         -       (4,212)        (16)         -
      Outstanding units, beginning of year                          331           -          -        3,582           -          -
                                                             ----------------------------------  ----------------------------------
      Outstanding units, end of year                                453         331          -       25,585       3,582          -
                                                             ==================================  ==================================

RUSSELL VARIABLE UNIVERSAL LIFE
      Deposits                                                        -           -          -            -           -          -
      Withdrawals                                                     -           -          -            -           -          -
      Outstanding units, beginning of year                            -           -          -            -           -          -
                                                             ----------------------------------  ----------------------------------
      Outstanding units, end of year                                  -           -          -            -           -          -
                                                             ==================================  ==================================

VARIABLE UNIVERSAL LIFE INSURANCE - 2000
      Deposits                                                   52,183      12,486        330      113,296      22,053        292
      Withdrawals                                                (4,438)       (680)        (2)     (16,429)     (3,275)       (19)
      Outstanding units, beginning of year                       12,134         328          -       19,051         273          -
                                                             ----------------------------------  ----------------------------------
      Outstanding units, end of year                             59,879      12,134        328      115,918      19,051        273
                                                             ==================================  ==================================

JOINT AND SURVIVOR VARIABLE UNIVERSAL LIFE INSURANCE - 2000
      Deposits                                                    1,917         528          -        6,064       3,035          -
      Withdrawals                                                (1,184)       (107)         -       (1,685)       (326)         -
      Outstanding units, beginning of year                          421           -          -        2,709           -          -
                                                             ----------------------------------  ----------------------------------
      Outstanding units, end of year                              1,154         421          -        7,088       2,709          -
                                                             ==================================  ==================================

DESTINY
      Deposits                                                   31,780           -          -       82,889           -          -
      Withdrawals                                                  (266)          -          -         (929)          -          -
      Outstanding units, beginning of year                            -           -          -            -           -          -
                                                             ----------------------------------  ----------------------------------
      Outstanding units, end of year                             31,514           -          -       81,960           -          -
                                                             ==================================  ==================================


NOTE 6 - ACCUMULATION UNIT ACTIVITY

The following is a summary of the accumulation unit activity:

                                                        For the period April 10, 2000 (inception) to December 31, 2000
                                                                                                                         EMERGING
                                             LARGE CAP      LARGE CAP      SMALL CAP      SMALL CAP    INTERNATIONAL     MARKETS
                                               VALUE          GROWTH         VALUE          GROWTH         EQUITY         EQUITY
                                           FUND DIVISION  FUND DIVISION  FUND DIVISION  FUND DIVISION  FUND DIVISION  FUND DIVISION
                                           -------------  -------------  -------------  -------------  -------------  -------------
                                                2000           2000           2000           2000           2000           2000
                                           -------------  -------------  -------------  -------------  -------------  -------------
VARIABLE UNIVERSAL LIFE - 95
      Deposits                                    45,671         99,334          2,793         12,600         98,222         38,440
      Withdrawals                                 (1,419)        (1,742)          (310)          (199)        (1,825)          (807)
      Outstanding units, beginning of year             -                             -              -              -              -
                                           -------------  -------------  -------------  -------------  -------------  -------------
      Outstanding units, end of year              44,252         97,592          2,483         12,401         96,397         37,633
                                           =============  =============  =============  =============  =============  =============

VARIABLE GENERAL SELECT PLUS
      Deposits                                   111,916         16,290         13,566         20,501         11,380          2,902
      Withdrawals                                   (416)          (441)          (336)          (410)           (72)           (49)
      Outstanding units, beginning of year             -              -              -              -              -              -
                                           -------------  -------------  -------------  -------------  -------------  -------------
      Outstanding units, end of year             111,500         15,849         13,230         20,091         11,308          2,853
                                           =============  =============  =============  =============  =============  =============

VARIABLE UNIVERSAL LIFE - 100
      Deposits                                    30,742         65,941          2,360         15,003         71,515         22,143
      Withdrawals                                 (1,865)        (2,545)           (39)          (250)        (3,704)        (1,245)
      Outstanding units, beginning of year             -              -              -              -              -              -
                                           -------------  -------------  -------------  -------------  -------------  -------------
      Outstanding units, end of year              28,877         63,396          2,321         14,753         67,811         20,898
                                           =============  =============  =============  =============  =============  =============

RUSSELL VARIABLE UNIVERSAL LIFE
      Deposits                                         -              -              -              -              -              -
      Withdrawals                                      -              -              -              -              -              -
      Outstanding units, beginning of year             -              -              -              -              -              -
                                           -------------  -------------  -------------  -------------  -------------  -------------
      Outstanding units, end of year                   -              -              -              -              -              -
                                           =============  =============  =============  =============  =============  =============

VARIABLE UNIVERSAL LIFE INSURANCE - 2000
      Deposits                                    80,543         66,982         15,120         22,443         42,066         30,791
      Withdrawals                                 (5,890)        (6,445)        (1,246)        (1,410)        (2,018)        (1,904)
      Outstanding units, beginning of year             -              -              -              -              -              -
                                           -------------  -------------  -------------  -------------  -------------  -------------
      Outstanding units, end of year              74,653         60,537         13,874         21,033         40,048         28,887
                                           =============  =============  =============  =============  =============  =============

JOINT AND SURVIVOR VARIABLE UNIVERSAL LIFE
  INSURANCE - 2000
      Deposits                                     6,177         10,134          1,171          3,312          4,436          4,494
      Withdrawals                                   (475)          (690)           (74)          (100)          (283)          (180)
      Outstanding units, beginning of year             -              -              -              -              -              -
                                           -------------  -------------  -------------  -------------  -------------  -------------
      Outstanding units, end of year               5,702          9,444          1,097          3,212          4,153          4,314
                                           =============  =============  =============  =============  =============  =============

DESTINY
      Deposits                                         -              -              -              -              -              -
      Withdrawals                                      -              -              -              -              -              -
      Outstanding units, beginning of year             -              -              -              -              -              -
                                           -------------  -------------  -------------  -------------  -------------  -------------
      Outstanding units, end of year                   -              -              -              -              -              -
                                           =============  =============  =============  =============  =============  =============


NOTE 6 - ACCUMULATION UNIT ACTIVITY

The following is a summary of the accumulation unit activity:

                                                   For the period April 10, 2000                For the period May 1, 2000
                                                 (inception) to December 31, 2000            (inception) to December 31, 2000
                                                                                                                      T. ROWE PRICE
                                            CORE FIXED     HIGH YIELD    INTERNATIONAL     EMERGING                     LARGE CAP
                                              INCOME          BOND        FIXED INCOME   MARKETS DEBT  JANUS MID-CAP     GROWTH
                                           FUND DIVISION  FUND DIVISION  FUND DIVISION  FUND DIVISION  FUND DIVISION  FUND DIVISION
                                           -------------  -------------  -------------  -------------  -------------  -------------
                                                2000           2000           2000           2000           2000           2000
                                           -------------  -------------  -------------  -------------  -------------  -------------
VARIABLE UNIVERSAL LIFE - 95
      Deposits                                    75,249          9,820          1,180            459         92,530         19,532
      Withdrawals                                 (2,645)          (126)           (64)           (49)       (10,717)        (9,253)
      Outstanding units, beginning of year             -              -              -              -              -              -
                                           -------------  -------------  -------------  -------------  -------------  -------------
      Outstanding units, end of year              72,604          9,694          1,116            410         81,813         10,279
                                           =============  =============  =============  =============  =============  =============

VARIABLE GENERAL SELECT PLUS
      Deposits                                   371,083          5,289         57,092         12,496        180,529         99,784
      Withdrawals                                 (1,353)           (28)          (206)           (45)       (21,461)       (17,827)
      Outstanding units, beginning of year             -              -              -              -              -              -
                                           -------------  -------------  -------------  -------------  -------------  -------------
      Outstanding units, end of year             369,730          5,261         56,886         12,451        159,068         81,957
                                           =============  =============  =============  =============  =============  =============

VARIABLE UNIVERSAL LIFE - 100
      Deposits                                    35,188         11,108             56          1,348         74,193         11,001
      Withdrawals                                 (1,899)           (99)            (1)           (52)        (3,514)        (1,758)
      Outstanding units, beginning of year             -              -              -              -              -              -
                                           -------------  -------------  -------------  -------------  -------------  -------------
      Outstanding units, end of year              33,289         11,009             55          1,296         70,679          9,243
                                           =============  =============  =============  =============  =============  =============

RUSSELL VARIABLE UNIVERSAL LIFE
      Deposits                                         -              -              -              -              -              -
      Withdrawals                                      -              -              -              -              -              -
      Outstanding units, beginning of year             -              -              -              -              -              -
                                           -------------  -------------  -------------  -------------  -------------  -------------
      Outstanding units, end of year                   -              -              -              -              -              -
                                           =============  =============  =============  =============  =============  =============

VARIABLE UNIVERSAL LIFE INSURANCE - 2000
      Deposits                                    23,652         13,174          4,448          2,798        134,019         11,504
      Withdrawals                                 (1,113)          (489)          (395)          (159)        (4,222)          (611)
      Outstanding units, beginning of year             -              -              -              -              -              -
                                           -------------  -------------  -------------  -------------  -------------  -------------
      Outstanding units, end of year              22,539         12,685          4,053          2,639        129,797         10,893
                                           =============  =============  =============  =============  =============  =============

JOINT AND SURVIVOR VARIABLE UNIVERSAL LIFE
  INSURANCE - 2000
      Deposits                                     2,271            797            380            578          6,662            410
      Withdrawals                                   (130)           (30)           (45)           (34)          (221)           (32)
      Outstanding units, beginning of year             -              -              -              -              -              -
                                           -------------  -------------  -------------  -------------  -------------  -------------
      Outstanding units, end of year               2,141            767            335            544          6,441            378
                                           =============  =============  =============  =============  =============  =============

DESTINY
      Deposits                                         -              -              -              -              -              -
      Withdrawals                                      -              -              -              -              -              -
      Outstanding units, beginning of year             -              -              -              -              -              -
                                           -------------  -------------  -------------  -------------  -------------  -------------
      Outstanding units, end of year                   -              -              -              -              -              -
                                           =============  =============  =============  =============  =============  =============

NOTE 6 - ACCUMULATION UNIT ACTIVITY

The following is a summary of the accumulation unit activity:

                                                              For the period May 1, 2000
                                                           (inception) to December 31, 2000
                                                             T. ROWE PRICE    ALGER EQUITY
                                                           SMALL CAP GROWTH  GROWTH SERIES
                                                             FUND DIVISION   FUND DIVISION
                                                             -------------   -------------
                                                                  2000            2000
                                                             -------------   -------------
VARIABLE UNIVERSAL LIFE - 95
      Deposits                                                       3,787          46,149
      Withdrawals                                                     (129)        (10,389)
      Outstanding units, beginning of year                               -               -
                                                             -------------   -------------
      Outstanding units, end of year                                 3,658          35,760
                                                             =============   =============

VARIABLE GENERAL SELECT PLUS
      Deposits                                                      46,279         125,869
      Withdrawals                                                   (1,676)        (21,382)
      Outstanding units, beginning of year                               -               -
                                                             -------------   -------------
      Outstanding units, end of year                                44,603         104,487
                                                             =============   =============

VARIABLE UNIVERSAL LIFE - 100
      Deposits                                                       2,004          34,113
      Withdrawals                                                      (87)         (2,125)
      Outstanding units, beginning of year                               -               -
                                                             -------------   -------------
      Outstanding units, end of year                                 1,917          31,988
                                                             =============   =============

RUSSELL VARIABLE UNIVERSAL LIFE
      Deposits                                                           -               -
      Withdrawals                                                        -               -
      Outstanding units, beginning of year                               -               -
                                                             -------------   -------------
      Outstanding units, end of year                                     -               -
                                                             =============   =============

VARIABLE UNIVERSAL LIFE INSURANCE - 2000
      Deposits                                                      19,176          40,359
      Withdrawals                                                     (499)         (1,732)
      Outstanding units, beginning of year                               -               -
                                                             -------------   -------------
      Outstanding units, end of year                                18,677          38,627
                                                             =============   =============

JOINT AND SURVIVOR VARIABLE UNIVERSAL LIFE INSURANCE - 2000
      Deposits                                                       1,985             793
      Withdrawals                                                     (113)            (67)
      Outstanding units, beginning of year                               -               -
                                                             -------------   -------------
      Outstanding units, end of year                                 1,872             726
                                                             =============   =============

DESTINY
      Deposits                                                           -               -
      Withdrawals                                                        -               -
      Outstanding units, beginning of year                               -               -
                                                             -------------   -------------
      Outstanding units, end of year                                     -               -
                                                             =============   =============

                        GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                                 SCHEDULE OF INVESTMENTS
                                    DECEMBER 31, 2000

                                                          No. of Shares         Market Value
                                                         ---------------       --------------
S & P 500 Index Fund Division
      General American Capital Company                      1,176,320           $ 65,413,477

Money Market Fund Division
      General American Capital Company                        622,712             13,424,726

Bond Index Fund Division
      General American Capital Company                        281,363              7,714,431

Managed Equity Fund Division
      General American Capital Company                        167,303              6,916,937

Asset Allocation Fund Division
      General American Capital Company                        420,305             19,734,038

International Index Fund Division
      General American Capital Company                        472,973             10,344,441

Mid-Cap Equity Fund Division
      General American Capital Company                        307,936              6,776,452

Small-Cap Equity Fund Division
      General American Capital Company                         79,132              3,552,818

Equity Income Fund Division
      Variable Insurance Products Fund                        944,082             24,092,968

Growth Fund Division
      Variable Insurance Products Fund                      1,327,740             57,955,845

Overseas Fund Division
      Variable Insurance Products Fund                        726,474             14,522,222

Asset Manager Fund Division
      Variable Insurance Products Fund II                     175,870              2,813,923

High Income Fund Division
      Variable Insurance Products Fund                        702,105              5,743,217

Mid Cap Fund Division
      Variable Insurance Products Fund                         43,212                875,052

Worldwide Hard Assets Fund Division
      Van Eck Worldwide Insurance Trust                        28,712                346,548



See accompanying notes to the financial statements.


                        GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                                 SCHEDULE OF INVESTMENTS
                                    DECEMBER 31, 2000


                                                          No. of Shares         Market Value
                                                         ---------------       --------------
Worldwide Emerging Markets Fund Division
      Van Eck Worldwide Insurance Trust                       171,721           $  1,423,567

Multi-Style Equity Fund Division
      Russell Insurance Funds                                 727,585             10,273,501

Core Bond Fund Division
      Russell Insurance Funds                                 311,023              3,132,003

Aggressive Equity Fund Division
      Russell Insurance Funds                                 350,882              4,115,846

Non-US Fund Division
      Russell Insurance Funds                                 280,839              3,131,350

Income & Growth Fund Division
      American Century Variable Portfolios                    520,622              3,701,621

International Fund Division
      American Century Variable Portfolios                    451,761              4,621,517

Value Fund Division
      American Century Variable Portfolios                    235,601              1,571,459

Bond Portfolio Fund Division
      J.P. Morgan Series Trust II                              96,048              1,118,957

Small Company Portfolio Fund Division
      J.P. Morgan Series Trust II                             316,842              4,556,193

Large Cap Value Fund Division
      SEI Insurance Products Trust                            268,764              2,908,027

Large Cap Growth Fund Division
      SEI Insurance Products Trust                            249,185              1,863,905

Small Cap Value Fund Division
      SEI Insurance Products Trust                             33,643                397,994

Small Cap Growth Fund Division
      SEI Insurance Products Trust                             69,393                668,253

International Equity Fund Division
      SEI Insurance Products Trust                            225,446              1,792,296



See accompanying notes to the financial statements.


                        GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                                 SCHEDULE OF INVESTMENTS
                                    DECEMBER 31, 2000


                                                          No. of Shares         Market Value
                                                         ---------------       --------------
Emerging Markets Equity Fund Division
      SEI Insurance Products Trust                            101,296           $    631,072

Core Fixed Income Fund Division
      SEI Insurance Products Trust                            518,031              5,366,796

High Yield Bond Fund Division
      SEI Insurance Products Trust                             41,678                381,768

International Fixed Income Fund Division
      SEI Insurance Products Trust                             62,395                617,091

Emerging Markets Debt Fund Division
      SEI Insurance Products Trust                             18,953                184,795

Janus Mid-Cap Fund Division
      Metropolitan Series Fund, Inc.                          143,047              3,345,872

T. Rowe Price Large Cap Growth Fund Division
      Metropolitan Series Fund, Inc.                           82,486              1,066,539

T. Rowe Price Small Cap Growth Fund Division
      Metropolitan Series Fund, Inc.                           43,738                625,452

Alger Equity Growth Series
      New England Zenith Fund                                  69,122              1,732,209



See accompanying notes to the financial statements.

LEGAL COUNSEL

         Stephen E. Roth
         Sutherland, Asbill & Brennan, Washington, D.C.

INDEPENDENT AUDITORS

         Deloitte & Touche LLP

If distributed to prospective investors, this report must be preceded or accompanied by a current prospectus.

The prospectus is incomplete without reference to the financial data contained in the annual report.

GENERAL AMERICAN LIFE
INSURANCE COMPANY
AND SUBSIDIARIES

Consolidated Financial Statements as of
December 31, 2000 and 1999 and
Independent Auditors' Report

INDEPENDENT AUDITORS' REPORT

Board of Directors and Stockholder of General American Life Insurance Company:

We have audited the accompanying consolidated balance sheet of General American Life Insurance Company and subsidiaries as of December 31, 2000 (Successor Company balance sheet), and the related consolidated statements of operations, comprehensive income (loss), stockholder's equity, and cash flows for the year then ended (Successor Company operations). These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audit. The consolidated financial statements of the Company for the year ended December 31, 1999 (Predecessor Company operations) were audited by other auditors whose report dated February 1, 2000 expressed an unqualified opinion on those statements.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such 2000 consolidated financial statements referred to above present fairly, in all material respects, the financial position of General American Life Insurance Company and subsidiaries as of December 31, 2000, and the results of their operations and their cash flows for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

As more fully discussed in Note 1 to the consolidated financial statements, the Predecessor Company was acquired in a business combination accounted for as a purchase. As a result of the acquisition, the consolidated financial statements for the period subsequent to the acquisition are presented on a different basis of accounting than those for the period prior to the acquisition and, therefore, are not directly comparable.


/s/ DELOITTE & TOUCHE LLP

St. Louis, Missouri
February 22, 2001

General American Life Insurance Company and Subsidiaries
Consolidated Balance Sheets
As of December 31, 2000 and 1999
(dollars in millions, except share data)

                                                                                                           PREDECESSOR'S
                                                                                                               BASIS
                                                                                                         ------------------
                                                                                      2000                     1999
                                                                                ------------------       ------------------
ASSETS
---------------------------------------------------------------------------
Investments:
     Fixed maturities available-for-sale, at fair value                     $            8,507.1      $           6,826.1
     Equity securities, at fair value                                                       37.8                     49.3
     Mortgage loans on real estate                                                       1,504.4                  1,678.9
     Real estate and real estate joint ventures                                            113.0                    118.9
     Policy loans                                                                        2,367.9                  2,243.9
     Other limited partnership interests                                                    51.4                     62.7
     Short-term investments                                                                 55.4                    292.4
     Other invested assets                                                               1,004.1                    804.1
                                                                                ------------------       ------------------
           Total investments                                                            13,641.1                 12,076.3
Cash and cash equivalents                                                                  589.0                    790.0
Accrued investment income                                                                  187.3                    153.9
Premiums and other receivables                                                           1,387.3                  1,504.6
Deferred policy acquisition costs and
   value of business acquired                                                            1,588.3                  1,286.1
Current income taxes                                                                         -                       56.9
Deferred income taxes                                                                        -                      197.7
Other                                                                                      583.1                    481.3
Separate account assets                                                                  6,948.1                  6,892.0
                                                                                ------------------       ------------------
           Total assets                                                     $           24,924.2      $          23,438.8
                                                                                ==================       ==================

LIABILITIES AND STOCKHOLDER'S EQUITY
---------------------------------------------------------------------------
Liabilities:
Future policy benefits                                                      $            6,100.9      $           5,995.6
Policyholder account balances                                                            7,334.2                  6,741.9
Other policyholder funds                                                                   959.2                  1,371.3
Policyholder dividends payable                                                             133.5                    120.7
Long-term debt                                                                             306.8                    223.4
Current income taxes payable                                                                16.3                      -
Deferred income taxes payable                                                               70.9                      -
Other                                                                                    1,280.5                  1,214.0
Separate account liabilities                                                             6,948.1                  6,892.0
                                                                                ------------------       ------------------
           Total liabilities                                                            23,150.4                 22,558.9
                                                                                ------------------       ------------------

Stockholder's Equity:
 Common stock, $1 par value 5,000,000 shares
      authorized, 3,000,000 shares issued and outstanding                                    3.0                      3.0
Additional paid in capital                                                               1,644.8                     71.1
Retained earnings                                                                          110.0                  1,074.1
Accumulated other comprehensive income (loss)                                               16.0                   (268.3)
                                                                                ------------------       ------------------
           Total stockholder's equity                                                    1,773.8                    879.9
                                                                                ------------------       ------------------
           Total liabilities and stockholder's equity                       $           24,924.2      $          23,438.8
                                                                                ==================       ==================

See accompanying notes to consolidated financial statements.

General American Life Insurance Company and Subsidiaries
Consolidated Statements of Operations
For the years ended December 31, 2000 and 1999
(dollars in millions)

                                                                                                           PREDECESSOR'S
                                                                                                               BASIS
                                                                                                         ------------------
                                                                                      2000                     1999
                                                                                ------------------       ------------------
REVENUES
---------------------------------------------------------------------------
Premiums                                                                    $             1,950.0     $           2,189.0
Universal life and investment-type product policy fees                                      242.2                   201.8
Net investment income                                                                     1,102.2                 1,156.0
Other revenues                                                                              241.9                   420.2
Net realized investment gains (losses) (net of amounts allocable to other
    accounts of $28.3 and $(8.4), respectively)                                              51.0                  (156.6)
                                                                                ------------------       ------------------
             Total revenues                                                               3,587.3                 3,810.4
                                                                                ------------------       ------------------

EXPENSES
---------------------------------------------------------------------------

Policyholder benefits and claims                                                          1,738.5                 1,978.4
Interest credited to policyholder account balances                                          392.7                   533.8
Policyholder dividends                                                                      209.4                   191.5
Other expenses (excludes amounts directly related to net realized
    investment gains (losses) of $28.3 and $(8.4), respectively)                          1,077.7                 1,343.4
                                                                                ------------------       ------------------

Income (loss) before provision for income taxes                                             169.0                  (236.7)
Provision (benefit) for income taxes                                                         59.0                   (83.5)
                                                                                ------------------       ------------------
Net income (loss)                                                           $               110.0     $            (153.2)
                                                                                ==================       ==================

See accompanying notes to consolidated financial statements.

General American Life Insurance Company and Subsidiaries
Consolidated Statements of Comprehensive Income (Loss)
For the years ended December 31, 2000 and 1999
(dollars in millions)

                                                                                                           PREDECESSOR'S
                                                                                                               BASIS
                                                                                                         ------------------
                                                                                      2000                     1999
                                                                                ------------------       ------------------
Net income (loss)                                                           $                110.0    $            (153.2)

Other comprehensive income (loss)                                                             16.0                 (321.2)
                                                                                ------------------       ------------------

             Comprehensive income (loss)                                    $                126.0    $            (474.4)
                                                                                ==================       ==================


See accompanying notes to consolidated financial statements.

General American Life Insurance Company and Subsidiaries
Consolidated Statements of Stockholder's Equity
For the years ended December 31, 2000 and 1999
(dollars in millions)


                                                                                               ACCUMULATED
                                                                                                  OTHER
                                                             ADDITIONAL                        COMPREHENSIVE           TOTAL
                                             COMMON            PAID-IN         RETAINED           INCOME           STOCKHOLDER'S
                                              STOCK            CAPITAL         EARNINGS           (LOSS)              EQUITY
                                          -------------    --------------    ------------    -----------------    ---------------
Predecessor's Basis:
Balance at January 1, 1999             $          3.0   $           3.0   $      1,242.0  $              52.9  $        1,300.9
Net loss                                                                          (153.2)                                (153.2)
Other comprehensive loss                                                                               (321.2)           (321.2)
Parent's share of subsidiary's
    issuance of non-voting stock                                                    25.3                                   25.3
Capital contribution from parent                                   68.1                                                    68.1
Dividends                                                                          (40.0)                                 (40.0)
                                          -------------    --------------    ------------    -----------------    ---------------

Balance at December 31, 1999           $          3.0   $          71.1   $      1,074.1  $            (268.3) $          879.9
                                          =============    ==============    ============    =================    ===============

---------------------------------------------------------------------------------------------------------------------------------

Balance at January 1, 2000             $          3.0   $       1,302.6   $          -    $               -    $        1,305.6
Net Income                                                                         110.0                                  110.0
Other comprehensive income                                                                               16.0              16.0
Capital contribution from parent                                  342.2                                                   342.2
                                          -------------    --------------    ------------    -----------------    ---------------

Balance at December 31, 2000           $          3.0   $       1,644.8   $        110.0  $              16.0  $        1,773.8
                                          =============    ==============    ============    =================    ===============


See accompanying notes to consolidated financial statements.

General American Life Insurance Company and Subsidiaries
Consolidated Statements of Cash Flows
For the years ended December 31, 2000 and 1999
(dollars in millions)

                                                                                                            PREDECESSOR'S
                                                                                                                BASIS
                                                                                                         ------------------
                                                                                      2000                     1999
                                                                                ------------------       ------------------
CASH FLOWS FROM OPERATING ACTIVITIES
Net income (loss)                                                           $               110.0     $             (153.2)
Adjustments to reconcile net income (loss) to net cash provided by (used
    in) operating activities:
       Non-cash reconciling items:
         Depreciation and amortization expense                                              114.1                    (32.5)
         Gains from sales of investments and business, net                                  (79.3)                   200.6
         Interest credited to policyholder account balances                                 392.7                    533.9
         Universal life and investment-type product policy fees                            (242.8)                  (183.2)
       Change in current assets and liabilities:
         Accrued investment income                                                          (36.7)                    50.9
         Premiums and other receivables                                                     110.2                    353.0
         Deferred policy acquisitions costs, net                                           (233.2)                  (165.9)
         Insurance related liabilities                                                       56.6                    517.2
         Income taxes payable                                                               169.5                   (372.3)
         Other liabilities                                                                  141.1                    253.5
         Other, net                                                                         (89.9)                    84.5
---------------------------------------------------------------------------     ------------------       ------------------
Net cash provided by operating activities                                                   412.3                  1,086.5
---------------------------------------------------------------------------     ------------------       ------------------
CASH FLOWS FROM INVESTING ACTIVITIES
       Sales, maturities and repayments:
         Fixed maturities                                                                 1,998.7                 11,202.0
         Equity securities                                                                    -                       10.3
         Mortgage loans on real estate                                                      237.0                  1,442.8
         Real estate and real estate joint ventures                                          35.8                     34.9
         Other limited partnership interests                                                 11.3                      -
       Purchases of:
         Fixed maturities                                                                (3,626.2)                (8,110.5)
         Equity securities                                                                  (20.0)                   (19.2)
         Mortgage loans on real estate                                                     (162.8)                  (800.2)
         Real estate and real estate joint ventures                                          (7.2)                   (47.5)
       Net change in short-term investments                                                 228.5                    (97.1)
       Net change in policy loans                                                          (123.9)                   (92.9)
       Proceeds from sales of businesses                                                     94.1                     65.7
       Other, net                                                                          (116.0)                  (396.5)
---------------------------------------------------------------------------     ------------------       ------------------
Net cash (used in) provided by investing activities                                      (1,450.7)                 3,191.8
---------------------------------------------------------------------------     ------------------       ------------------
CASH FLOWS FROM FINANCING ACTIVITIES
       Capital contribution from parent                                                     315.0                    124.9
       Policyholder account balances:
         Deposits                                                                         2,215.6                  1,059.8
         Withdrawals                                                                     (1,776.7)                (5,246.5)
       Long-term debt issued                                                                 92.3                      -
       Long-term debt repaid                                                                 (8.7)                    (0.7)
       Other, net                                                                            (0.1)                   (16.9)
---------------------------------------------------------------------------     ------------------       ------------------
Net cash provided by (used in) financing activities                                         837.4                 (4,079.4)
---------------------------------------------------------------------------     ------------------       ------------------
Net (decrease) increase in cash and cash equivalents                                       (201.0)                   198.9
Cash and cash equivalents at beginning of year                                              790.0                    591.1
---------------------------------------------------------------------------     ------------------       ------------------
CASH AND CASH EQUIVALENTS AT END OF YEAR                                    $               589.0     $              790.0
---------------------------------------------------------------------------     ==================       ==================
       Supplemental disclosures of cash flow information:
       Interest paid on debt                                                $                19.6     $               17.8
       Income (tax refunds received) taxes paid                                             (67.7)                    77.0
       Supplemental disclosure of non-cash items:
         Contribution of subsidiary to affiliate                            $                27.2     $                -

See accompanying notes to consolidated financial statements.

General American Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements

(1)  BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

BUSINESS
The consolidated financial statements include the assets, liabilities, and results of operations of General American Life Insurance Company ("General American" or the "Company") and the following wholly owned insurance subsidiaries: Cova Corporation (COVA), an insurance holding company, Paragon Life Insurance Company, Security Equity Life Insurance Company, General Life Insurance Company of America, General Life Insurance Company ("GLIC"), and its 48.9% owned subsidiary, Reinsurance Group of America, Incorporated ("RGA"), an insurance holding company. In addition, the financial statements include the assets, liabilities, and results of operations of the following wholly owned non-insurance subsidiaries: White Oak Royalty Company, Krisman, Inc., GenMark, Inc., and its 59.7% owned subsidiary, Conning Corporation ("Conning").

The Company's principal lines of business, conducted through General American or one of its subsidiaries, are: Individual Life Insurance, Annuities, Asset Management, and Reinsurance. The Company distributes its products and services primarily through a nationwide network of general agencies, independent brokers, and group sales and claims offices. The Company and its subsidiaries are licensed to conduct business in all fifty states, ten Canadian provinces, Puerto Rico, and the District of Columbia. Through its subsidiaries, the Company has operations in Europe, Pacific Rim countries, Latin America, and Africa.

ACQUISITION BY METLIFE
On January 6, 2000, Metropolitan Life Insurance Company ("MetLife") headquartered in New York, purchased 100% of the GenAmerica Financial Corporation ("GenAmerica"), the Company's Parent, for $1.2 billion in cash. GenAmerica operates as a wholly owned stock subsidiary of MetLife. The $1.2 billion purchase price was paid to GenAmerica's parent company, General American Mutual Holding Company ("GAMHC") and deposited in an account for the benefit of the Company's policyholders. Ultimately, these funds, minus adjustments, will be distributed to participating General American policyholders, with accumulated interest and GAMHC will be dissolved.

The acquisition of GenAmerica by MetLife was accounted for under the purchase method of accounting in accordance with Accounting Principles Board Opinion No. 16, Accounting for Business Combinations. The purchase price was allocated to the assets and liabilities acquired based upon the fair market value of such assets and liabilities at the date of acquisition. The Company allocated the purchase price to the net assets on January 1, 2000, as a convenience date. These allocations have been reflected in the January 1, 2000 balance in the Consolidated Statements of Stockholder's Equity. This purchase resulted in the creation of goodwill and other intangible assets totaling $1,517.2 million, which are being amortized between 2 and 30 years.

As a result of the acquisition, the consolidated financial statements for the period subsequent to the acquisition have different carrying values than those for periods prior to the acquisition and, therefore, are not directly comparable. For the periods prior to the date of acquisition, the Company is referred to as the "Predecessor Company".

On August 10, 1999, at management's request, the Missouri Department of Insurance (the "Department") placed the Company under an order of administrative supervision (the "Order"). The immediate cause of the Order was the Company's inability to immediately satisfy approximately $4 billion in institutional funding agreement contract surrenders. The funding agreements guaranteed the holder a return on principal at a stated interest rate for a specified period of time. The contracts also allowed the holder to "put" the contract to the Company for a payout of principal and interest within designated time periods of 7, 30 or 90 days. The Company had reinsured 50% of the funding agreement contracts with ARM Financial Group, Inc. ("ARM").

In July 1999, Moody's Investors Services, Inc. downgraded the claims paying ability rating of ARM due to the relative illiquidity of certain of its invested assets, which resulted in the Company recapturing the obligations and assets related to the funding agreements reinsured by ARM. As a result of the recapture, Moody's

General American Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements - (Continued)

downgraded the Company's claims paying ability rating. Upon announcement of the downgrade, a large number of funding agreement holders surrendered their contracts. The Company was unable to liquidate sufficient assets in an orderly fashion without incurring significant losses and therefore management requested the Order.

In connection with the acquisition, MetLife offered each holder of a General American funding agreement the option to exchange its funding agreement for a MetLife funding agreement with substantially identical terms and conditions or receive cash equal to the principal amount plus accrued interest. In consideration of this exchange offer, the Company transferred to MetLife assets having a market value equal to the market value of the funding agreement liabilities, approximately $5.7 billion. As a result of its efforts to raise liquidity to meet the funding agreement requests and the transfer of assets to MetLife, the Company incurred approximately $214.7 million in pretax capital losses. In addition to the capital losses, the Company incurred $141.4 million in fees associated with the recapture and transfer of the funding agreement business. With the transfer, the Company fully exited the funding agreement business.

OTHER OFFERINGS
On November 23, 1999, RGA completed a private placement of securities in which it sold 4,784,689 shares of its common stock, $0.01 par value per share to MetLife. The price per share was $26.125, and the aggregate value of the transaction was approximately $125 million. After the private offering, the Company's ownership percentage was 48.3%.

On September 14, 1999 RGA held a special shareholder's meeting at which an amendment to its restated articles of incorporation, as amended, was approved which converted 7,417,496 shares of non-voting common stock into 7,194,971 shares of voting common stock, with cash paid in lieu of any fractional shares. After the non-voting stock conversion, the Company's ownership percentage was 53.5%.

SIGNIFICANT ACCOUNTING POLICIES
The accompanying consolidated financial statements are prepared on the basis of accounting principles generally accepted in the United States of America ("GAAP") and include the accounts of the Company and its majority owned subsidiaries. Less than majority owned entities in which the Company has at least a 20% interest are reported on the equity basis. The Company continues to consolidate the financial statements of RGA even though its ownership percentage has declined to below 50% since the Company has retained control of RGA through a majority representation on RGA's Board of Directors during 2000 and 1999. All significant intercompany accounts and transactions have been eliminated in consolidation. The preparation of financial statements requires the use of estimates by management, which affect the amounts reflected in the financial statements. Actual results could differ from those estimates. Accounts that the Company deems to be sensitive to changes in estimates include future policy benefits and policy and contract claims, deferred acquisition costs, and investment and deferred tax valuation allowances.

RECOGNITION OF REVENUE
For traditional life insurance policies, including participating businesses, premiums are recognized when due, less allowances for estimated uncollectable balances. For limited payment contracts, net premiums are recorded as revenue, and the difference between the gross premium and the net premium is deferred and recognized in income in a constant relationship to insurance in force over the estimated policy life.

For universal life and annuity products, contract charges for mortality, surrender, and expense, other than front-end expense charges, are reported as income when charged to policyholders' accounts.

Other income represents the fees generated from the Company's non-insurance operations, primarily service and contract fees relating to concessions, asset management, system development, and third-party administration. Amounts are recognized when earned.

General American Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements - (Continued)

INVESTED ASSETS
FIXED MATURITIES AND EQUITY SECURITIES: All of the Company's securities are classified as available-for-sale. Fixed maturities available-for-sale are reported at fair value and are so classified based on the possibility that such securities could be sold prior to maturity if that action enables the Company to execute its investment philosophy and appropriately match investment results to operating and liquidity needs. Equity securities are carried at fair value.

Realized gains or losses on the sale of securities are determined on the basis of specific identification. Unrealized gains and losses are recorded, net of related income tax effects as well as related adjustments to deferred acquisition costs, in accumulated other comprehensive income, a separate component of stockholder equity.

The Company recognizes its proportionate share of the resultant gains or losses on the issuance or repurchase of its subsidiaries' stock as a direct credit or charge to retained earnings.

MORTGAGE LOANS: Mortgage loans on real estate are stated at an unpaid principal balance, net of unamortized discounts, and valuation allowances for possible impairment in value. The Company discontinues the accrual of interest on mortgage loans which are more than 90 days delinquent. Interest received on nonaccrual mortgage loans is generally reported as interest income.

POLICY LOANS, REAL ESTATE AND OTHER INVESTED ASSETS: Policy loans are carried at an unpaid principal balance and are generally secured by the cash surrender value of the underlying contracts. Investment real estate which the Company intends to hold for the production of income is carried at depreciated cost less accumulated depreciation and encumbrances or fair value. Real estate acquired in satisfaction of debt is recorded at estimated fair value at the date of foreclosure. Valuation allowances on real estate held-for-sale are computed using the lower of depreciated cost or estimated fair value, net of disposition costs. The accumulated depreciation and encumbrances on real estate amounted to $7.1 million and $44.0 million at December 31, 2000 and 1999, respectively. Direct valuation allowances amounted to $3.0 million and $4.7 million at December 31, 2000 and 1999, respectively.

Other invested assets are principally recorded at fair value.

SHORT-TERM INVESTMENTS: Short-term investments, consisting primarily of money market instruments and other debt issues purchased with an original maturity of less than a year, are carried at amortized cost, which approximates fair value.

INVESTED ASSET IMPAIRMENT AND VALUATION ALLOWANCES: Invested assets are considered impaired when the Company determines that collection of all amounts due under the contractual terms is doubtful. The cost of fixed maturity and equity securities is adjusted for impairments in value deemed to be other than temporary. These adjustments are recorded as investment losses. Investment gains and losses on sales of securities are determined on a specific identification basis. In addition, the Company has established valuation allowances for mortgage loans and other invested assets. Valuation allowances for other than temporary impairments in value are netted against the asset categories to which they apply. Additions to valuation allowances are included in realized gains and losses.

CASH AND CASH EQUIVALENTS: Cash and cash equivalents represent cash, demand deposits, and highly liquid short-term investments, which include U.S. Treasury bills, commercial paper, and repurchase agreements with original or remaining maturities of 90 days or less when purchased.

INVESTMENT INCOME
Fixed maturity premium and discounts are amortized into income using the scientific yield method over the term of the security. Amortization of the premium or discount on mortgage-backed securities is recognized

General American Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements - (Continued)

using a scientific yield method which considers the estimated timing and amount of prepayments of underlying mortgage loans. Actual prepayment experience is periodically reviewed and effective yields are adjusted when differences arise between the prepayments originally anticipated and the actual prepayments received and those prepayments currently anticipated. When such differences occur, the net investment in the mortgage-backed security is adjusted to the amount that would have existed had the new effective yield been applied since the acquisition of the security with a corresponding charge or credit to interest income (the "retrospective method").

POLICY AND CONTRACT LIABILITIES
For traditional life insurance policies, future policy benefits are computed using a net level premium method taking into account actuarial assumptions as to mortality, persistency, and interest established at policy issue. Assumptions established at policy issue as to mortality and persistency are based on industry standards and the Company's historical experience which, together with interest and expense assumptions, provide a margin for adverse deviation. Interest rate assumptions generally range from 2.5% to 11.0%. When the liabilities for future policy benefits plus the present value of expected future gross premiums are insufficient to provide for expected policy benefits and expenses, unrecoverable deferred policy acquisition costs are written off and thereafter a premium deficiency reserve is established through a charge to earnings.

For participating policies, future policy benefits are computed using a net level premium method based on the guaranteed cash value basis for mortality and interest. Mortality rates are similar to those used for statutory valuation purposes. Interest rates generally range from 2.5% to 6.0%. Dividend liabilities are established when earned.

Policyholder account balances for universal life and annuity policies are equal to the policyholder account value before deduction of any surrender charges. The policyholder account value represents an accumulation of gross premium payments plus credited interest less expense, mortality charges, and withdrawals. These expense charges are recognized in income as earned.

The range of interest crediting rates used by the Company's life insurance subsidiaries were as follows:

                                 2000                       1999
Universal life                3.45-8.00%                 4.00-8.00%
Annuities                     3.00-8.50%                 3.00-9.10%

Accident and health benefits for active lives are calculated using the net level premium method and assumptions as to future morbidity, withdrawals, and interest, which provide a margin for adverse deviation. Benefit liabilities for disabled lives are calculated using the present value of future benefits and experience assumptions for claim termination, expense, and interest which also provide a margin for adverse deviation.

POLICY AND CONTRACT CLAIMS
The Company establishes a liability for unpaid claims based on estimates of the ultimate cost of claims incurred, which is comprised of aggregate case basis estimates, average claim costs for reported claims, and estimates of incurred but not reported losses based on past experience. Policy and contract claims include a provision for both life and accident and health claims. Management believes the liabilities for unpaid claims are adequate to cover the ultimate liability; however, due to the underlying risks and the high degree of uncertainty associated with the determination of the liability for unpaid claims, the amounts which will ultimately be paid to settle these liabilities cannot be precisely determined and may vary from the estimated amount included in the consolidated balance sheets.

DEFERRED POLICY ACQUISITION COSTS
The costs, which vary with and are primarily related to the production of new and renewal business, have been deferred to the extent that such costs are deemed recoverable from future profitability of the underlying

General American Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements - (Continued)

business. Such costs include commissions, premium taxes, as well as certain other costs of policy issuance and underwriting.

For limited payment and other nonparticipating traditional life insurance policies, the deferred policy acquisition costs are amortized, with interest, in proportion to the ratio of the expected annual premium revenue to the expected total premium revenue. Expected future premium revenue is estimated utilizing the same assumptions used for computing liabilities for future policy benefits for these policies.

For participating life insurance, universal life, and annuity type contracts, the deferred policy acquisition costs are amortized over a period of not more than thirty years in relation to the present value of estimated gross margins or profits arising from interest margin, cost of insurance, policy administration, and surrender charges.

The estimates of expected gross margins and profits are evaluated regularly and are revised if actual experience or other evidence indicates that revision is appropriate. Upon revision, total amortization recorded to date is adjusted by a charge or credit to current earnings. Deferred policy acquisition costs are adjusted for the impact on estimated gross margins as if the net unrealized gains and losses on securities had actually been realized.

VALUE OF BUSINESS ACQUIRED
Value of business acquired represents the present value of future profits generated from existing insurance contracts in force at the date of acquisition and is amortized over the expected policy or contract duration in relation to the present value of estimated gross profits from such policies and contracts.

GOODWILL
The excess of cost over the fair value of net assets acquired ("goodwill") is included in other assets. Goodwill is amortized on a straight-line basis over 20 years. The Company reviews goodwill to assess recoverability from future operations using undiscounted cash flows. Impairments are recognized in operating results if a permanent diminution in value is deemed to have occurred. Total goodwill as of December 31, 2000, net of accumulated amortization of $7.5 million, was $263.6 million.

REINSURANCE AND OTHER CONTRACT DEPOSITS
In the normal course of business, the Company seeks to limit its exposure to loss on any single insured by ceding risks to other insurance enterprises or reinsurers under various types of contracts including coinsurance and excess coverage. The Company's retention level per individual life ranges between $50 thousand and $2.5 million depending on the entity writing the policy.

The Company assumes and retrocedes financial reinsurance contracts, which represent low mortality risk reinsurance treaties. These contracts are reported as deposits and are included in other contract deposits in the consolidated balance sheets. The amount of revenue reported on these contracts represents fees and the cost of insurance under the terms of the reinsurance agreement.

Reinsurance activities are accounted for consistent with terms of the underlying contracts. Premiums ceded to other companies have been reported as a reduction of premiums. Amounts applicable to reinsurance ceded for future policy benefits and claim liabilities have been reported as assets for these items, and commissions and expense allowances received in connection with reinsurance ceded have been accounted for in income as earned. Reinsurance does not relieve the Company from its primary responsibility to meet claim obligations. The Company evaluates the financial conditions of its reinsurers annually.

FEDERAL INCOME TAXES
The Company and certain of its U.S. subsidiaries file consolidated federal income tax returns. Pursuant to the Internal Revenue Code, any acquired life insurance company is not included in a consolidated return with non-life insurance companies until the acquired company has been a member of the group for five years. Prior to satisfying the five-year requirement, the subsidiary either files a separate federal return or files as part of a

General American Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements - (Continued)

consolidated return including only life insurance companies. Missouri Reinsurance (Barbados) Inc., a subsidiary of the Company, also files a U.S. tax return. In addition, the following subsidiaries of RGA file US tax returns: RGA Reinsurance Company (Barbados) Ltd.; Triad Re, Ltd.; and RGA Americas Reinsurance Company, Ltd. The Company's foreign subsidiaries are taxed under applicable local statutes. No deferred tax liabilities have been recognized for the foreign subsidiaries.

The Company uses the asset and liability method to record deferred income taxes. Accordingly, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases, using enacted tax rates, expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The Company has not recognized a deferred tax liability for the excess of financial statement carrying amount over the tax basis of its less-than-80% owned domestic subsidiaries as the tax law provides a means by which the reported amount of that investment can be recovered tax-free and the Company expects that it will ultimately use that means.

SEPARATE ACCOUNT BUSINESS
The assets and liabilities of the separate account represent segregated funds administered and invested by the Company for purposes of funding variable life insurance and annuity contracts for the exclusive benefit of the contractholders.

The Company charges the separate account for cost of insurance and administrative expense associated with a contract and charges related to early withdrawals by contractholders. The assets and liabilities of the separate account are carried at fair value.

FAIR VALUE OF FINANCIAL INSTRUMENTS
The estimated fair values of financial instruments have been determined by using available market information and the valuation methodologies described below. Considerable judgment is often required in interpreting market data to develop estimates of fair value. Accordingly, the estimates presented herein may not necessarily be indicative of amounts that could be realized in a current market exchange. The use of different assumptions or valuation methodologies may have a material effect on the estimated fair value amounts.

INVESTMENT SECURITIES: Fixed maturities are valued using quoted market prices, if available. For securities not actively traded, fair values are estimated using values obtained from independent pricing services or in the case of private placements are estimated by discounting expected future cash flows using a current market rate applicable to the yield, credit quality, and maturity of investments. The fair values of equity securities are based on quoted market prices.

DERIVATIVES: Derivatives are valued using quoted market prices, if available. For derivatives not actively traded, fair values are estimated using values obtained from independent pricing services.

MORTGAGE LOANS: The fair values of mortgage loans are estimated using discounted cash flow analyses and interest rates currently being offered for similar loans to borrowers with similar credit ratings. Loans with similar characteristics are aggregated for purposes of the calculations.

POLICY LOANS: The fair value of policy loans approximates the carrying value. The majority of these loans are indexed, with a yield tied to a stated return.

POLICYHOLDER ACCOUNT BALANCES ON INVESTMENT TYPE CONTRACTS: Fair values for the Company's liabilities under investment-type contracts are estimated using cash surrender values. For contracts with no defined maturity date, the carrying value approximates fair value.

General American Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements - (Continued)

SEPARATE ACCOUNT ASSETS AND LIABILITIES: The separate account assets and liabilities are carried at fair value as determined by the market value of the underlying segregated investments.

SHORT-TERM INVESTMENTS AND CASH AND CASH EQUIVALENTS: The carrying amount approximates fair value.

LONG-TERM DEBT AND NOTES PAYABLE: The fair value of long-term debt and notes payable is estimated using discounted cash flow calculations based on interest rates currently being offered for similar instruments.

Refer to Note 3 and Note 4 for additional information on fair value of financial instruments.

APPLICATION OF ACCOUNTING PRONOUNCEMENTS

In March 1998, the National Association of Insurance Commissioners adopted the Codification of Statutory Accounting Principles (the "Codification"). The Codification, which is intended to standardize regulatory accounting and reporting to state insurance departments, became effective January 1, 2001. However, statutory accounting principles will continue to be established by individual state laws and permitted practices. The Department requires adoption of the Codification, with certain modifications, for the preparation of statutory financial statements effective January 1, 2001. The Company believes that its adoption of the Codification by the NAIC and the Codification as modified by the Department, as currently interpreted, will not adversely affect statutory capital and surplus as of January 1, 2001.

In June 2000, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards No. 138, Accounting for Certain Derivative Instruments and Certain Hedging Activities--an Amendment of FASB Statement No. 133 ("SFAS 138"). In June 1999, the FASB also issued Statement of Financial Accounting Standards No. 137, Accounting for Derivative Instruments and Hedging Activities--Deferral of the Effective Date of FASB Statement No. 133 ("SFAS 137"). SFAS 137 defers the provisions of Statement of Financial Accounting Standards No. 133, Accounting for Derivative Instruments and Hedging Activities ("SFAS 133") until January 1, 2001. SFAS 133, as amended by SFAS 138, requires, among other things, that all derivatives be recognized in the consolidated balance sheets as either assets or liabilities and measured at fair value. The corresponding derivative gains and losses should be reported based upon the hedge relationship, if such a relationship exists. Changes in the fair value of derivatives that are not designated as hedges or that do not meet the hedge accounting criteria in SFAS 133 are required to be reported in income. Adoption of SFAS 133 and SFAS 138 did not have a material effect on the Company's consolidated financial statements.

In July 2000, the Emerging Issues Task Force ("EITF") reached consensus on Issue No. 99-20, Recognition of Interest Income and Impairment on Certain Investments ("EITF No. 99-20"). This pronouncement requires investors in certain asset-backed securities to record changes in their estimated yield on a prospective basis and to evaluate these securities for an other-than-temporary decline in value. This consensus is effective for financial statements with fiscal quarters beginning after December 15, 2000. While the Company is currently in the process of quantifying the impact of EITF No. 99-20, the provisions of the consensus are not expected to have a material impact on the Company's financial condition or results of operations.

Effective October 1, 2000, the Company adopted Staff Accounting Bulletin No. 101, Revenue Recognition in Financial Statements ("SAB 101"). SAB 101 summarizes certain of the SEC's views in applying generally accepted accounting principles to revenue recognition in financial statements. The requirements of SAB 101 did not have a material effect on the Company's consolidated financial statements.

In September 2000, the FASB issued Statement of Financial Accounting Standards No. 140, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities--a replacement of FASB Statement No. 125 ("SFAS 140"). SFAS 140 is effective for transfers and extinguishments of liabilities occurring after March 31, 2001 and is effective for disclosures about securitizations and collateral and for recognition and reclassification of collateral for fiscal years ending after December 15, 2000. Adoption of the provisions of

General American Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements - (Continued)

SFAS 140 effective for the year ended December 31, 2000 did not have a material effect on the Company's financial statements. The Company is in the process of quantifying the impact, if any, of the provisions of SFAS 140 effective for future periods.

Effective January 1, 2000, the Company adopted Statement of Position 98-7, Accounting for Insurance and Reinsurance Contracts That Do Not Transfer Insurance Risk ("SOP 98-7"). SOP 98-7 provides guidance on the method of accounting for insurance and reinsurance contracts that do not transfer insurance risk, defined in the SOP as the deposit method. SOP 98-7 classifies insurance and reinsurance contracts for which the deposit method is appropriate into those that 1) transfer only significant timing risk, 2) transfer only significant underwriting risk, 3) transfer neither significant timing nor underwriting risk and 4) have an indeterminate risk. Adoption of SOP 98-7 did not have a material effect on the Company's consolidated financial statements.

Effective January 1, 1999, the Company adopted SOP 97-3, Accounting for Insurance and Other Enterprises for Insurance Related Assessments ("SOP 97-3"). SOP 97-3 provides guidance on accounting by insurance and other enterprises for assessments related to insurance activities including recognition, measurement and disclosure of guaranty fund and other insurance related assessments. Adoption of SOP 97-3 did not have a material effect on the Company's consolidated financial statements.

Effective January 1, 1999, the Company adopted SOP 98-1, Accounting for the Costs of Computer Software Developed or Obtained for Internal Use ("SOP 98-1"). SOP 98-1 provides guidance for determining when an entity should capitalize or expense external and internal costs of computer software developed or obtained for internal use. Adoption of SOP 98-1 did not have a material effect on the Company's consolidated financial statements.

Effective January 1, 1999, the Company adopted SOP 98-5, Reporting on the Costs of Start-Up Activities ("SOP 98-5"). SOP 98-5 broadly defines start-up activities. SOP 98-5 requires costs of start-up activities and organization costs to be expensed as incurred. Adoption of SOP 98-5 did not have a material effect on the Company's consolidated financial statements.

RECLASSIFICATION
The Company has reclassified the presentation of certain prior period information to conform to the 2000 presentation.

(2)  ACQUISITIONS AND DIVESTITURES

NaviSys Incorporated ("NaviSys"), a wholly owned subsidiary of the Company was sold in 2000 through two transactions in June, 2000 and November, 2000. The first transaction was a sale of a portion of the business to a business operated by former members of NaviSys management. The proceeds from the sale were $47 million in cash and 2,000,000 shares of common stock of the buyer, representing 10% of the fully diluted ownership of buyer. The November transaction involved sale of certain assets of the remaining NaviSys business to Liberty Insurance Services Corporation for $10 million in cash before normal purchase price adjustments. There was a $0.9 million loss in the aggregate on the above mentioned transactions. The Company continues to own the corporation that was formerly NaviSys, now known as Krisman, Inc.

On January 1, 2000, the Company exited the Group Health business through the Asset Purchase Agreement and related reinsurance arrangements with Great-West Life & Annuity Insurance Company ("Great-West"). This agreement also includes any life business that is directly associated to the health business. The Company was required to reimburse Great-West for up to $10 million in net operating losses incurred during 2000. Actual results of operations exceeded the limitation and no reimbursement was required. The Company is reviewing certain receivables related to this business to determine if they should be deemed uncollectible and compensated to Great-West. Loss experience associated with claims arising from the sold business that were

General American Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements - (Continued)

incurred prior to the effective date of January 1, 2000, but paid during 2000 are also being reviewed to determine if any amounts are reimbursable to Great-West.

On April 18, 2000, MetLife completed its tender offer for all outstanding shares of Conning common stock not already owned by MetLife, at a price of $12.50 per share.

On September 30, 1999, the Company sold its 100 percent ownership in Consultec, LLC to ACS Enterprise Solutions, Inc. Proceeds received net of expenses were $65.7 million and the realized gain, net of tax, on the sale was $28.4 million.

(3)  INVESTMENTS

FIXED MATURITIES AND EQUITY SECURITIES
The amortized cost and estimated fair value of fixed maturities and equity securities at December 31, 2000 and 1999 are as follows (in millions):

                                                         2000
-----------------------------------------------------------------------------------------------------------------------------
                                                                            GROSS              GROSS             ESTIMATED
                                                       AMORTIZED          UNREALIZED         UNREALIZED            FAIR
                                                          COST              GAINS              LOSSES              VALUE
                                                     ---------------    ---------------    ---------------     --------------
Available-for-sale:
    U. S. Treasury securities                     $           53.7   $            2.8    $            -     $           56.5
    Government agency obligations                            873.9               91.1               (41.5)             923.5
    Corporate securities                                   5,169.9              137.3              (184.6)           5,122.6
    Mortgage and asset backed securities                   2,342.2               96.1               (33.8)           2,404.5
                                                     ---------------    ---------------     --------------     --------------

Total fixed maturities available-for-sale         $        8,439.7   $          327.3   $          (259.9) $         8,507.1
                                                     ===============    ===============     ==============     ==============

Equity securities                                 $           43.2   $            2.5   $            (7.9) $            37.8
                                                     ===============    ===============     ==============     ==============

                                                  PREDECESSOR'S BASIS
                                                         1999
-----------------------------------------------------------------------------------------------------------------------------
                                                                                 GROSS              GROSS          ESTIMATED
                                                          AMORTIZED         UNREALIZED         UNREALIZED               FAIR
                                                               COST              GAINS             LOSSES              VALUE
                                                     ---------------    ---------------    ---------------     --------------
Available-for-sale:
    U. S. Treasury securities                     $            88.6  $             0.2   $          (4.8)   $           84.0
    Government agency obligations                             686.8               55.3             (54.8)              687.3
    Corporate securities                                    4,298.6              104.6            (318.2)            4,085.0
    Mortgage and asset-backed securities                    2,411.8                2.2            (444.2)            1,969.8
                                                     ---------------    ---------------     --------------     --------------

Total fixed maturities available-for-sale         $         7,485.8  $           162.3  $         (822.0)  $         6,826.1
                                                     ===============    ===============     ==============     ==============

Equity securities                                 $            42.7  $             9.5  $           (2.9)  $            49.3
                                                     ===============    ===============     ==============     ==============

The Company manages its credit risk associated with fixed maturities by diversifying its portfolio. At December 31, 2000, the Company held no corporate debt securities or foreign government debt securities of a single issuer, which had a carrying value in excess of ten percent of stockholder's equity.

The amortized cost and estimated fair value of fixed maturity investments at December 31, 2000 are shown by contractual maturity for all securities except U.S. Government agencies mortgage-backed securities, which are distributed by maturity year based on the Company's estimate of the rate of future prepayments of principal

General American Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements - (Continued)

over the remaining lives of the securities. These estimates are developed using prepayment speeds provided in broker consensus data. Such estimates are derived from prepayment speed experience at the interest rate levels projected for the applicable underlying collateral and can be expected to vary from actual experience. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                                                                            ESTIMATED
                                                                                    AMORTIZED                    FAIR
                                                                                         COST                   VALUE
                                                                             -----------------     -------------------
Due in one year or less                                                 $               173.9  $                175.9
Due after one year through five years                                                 1,436.8                 1,443.6
Due after five years through ten years                                                1,798.9                 1,781.7
Due after ten years through twenty years                                              2,696.0                 2,717.6
Mortgage and asset backed securities                                                  2,334.1                 2,388.3
                                                                             -----------------     -------------------

Total                                                                   $             8,439.7  $              8,507.1
                                                                             =================     ===================

The sources of net investment income follow (in millions):

                                                                                      PREDECESSOR'S
                                                                                          BASIS
                                                                                    ------------------
                                                                 2000                     1999
                                                           ------------------       ------------------
Fixed maturities                                        $              698.7     $              749.6
Mortgage loans                                                         132.9                    175.4
Real estate                                                              5.9                     25.0
Equity securities                                                        1.2                      2.0
Policy loans                                                           158.0                    144.9
Short-term investments                                                  33.0                     46.5
Other                                                                   78.6                     32.9
                                                           ------------------       ------------------

Investment revenue                                                   1,108.3                  1,176.3
Investment expenses                                                     (6.1)                   (20.3)
                                                           ------------------       ------------------

Net investment income                                   $            1,102.2     $            1,156.0
                                                           ==================       ==================

General American Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements - (Continued)

Net realized gains (losses) from sales of investments consist of the following (in millions):

                                                                                      PREDECESSOR'S
                                                                                          BASIS
                                                          ------------------        ------------------
                                                                2000                      1999
                                                          ------------------        ------------------
Fixed maturities:
    Realized losses                                    $              (25.7)     $             (260.4)
Equity securities:
    Realized gains                                                      -                        47.7
Other investments, net                                                 90.3                      12.1
Offset to deferred policy acquisition costs and
    value of business acquired                                        (28.3)                      8.4
Minority interest                                                      14.7                      35.6

                                                          ------------------        ------------------
Net realized investment gains (losses)                 $               51.0      $             (156.6)
                                                          ==================        ==================

Included in net realized losses are permanent write-downs of approximately $16.8 million and $67.6 million during 2000 and 1999, respectively.

A summary of the components of the net unrealized appreciation
(depreciation) on invested assets carried at fair value is as follows (in millions):

                                                                                                        PREDECESSOR'S
                                                                                                            BASIS
                                                                                                      ------------------
                                                                                  2000                      1999
                                                                            ------------------        ------------------
Unrealized appreciation (depreciation):
    Fixed maturities available-for-sale                                  $               67.3     $            (659.7)
    Equity securities                                                                    (5.4)                    6.6
Effect of unrealized (depreciation) appreciation on:
    Deferred policy acquisition costs and value of business acquired                    (58.3)                  186.0
Deferred income taxes                                                                   (22.2)                  169.7
Other                                                                                    (9.5)                  (17.7)
Minority interest, net of taxes                                                          54.4                    69.4
                                                                            ------------------        ------------------

Net unrealized appreciation (depreciation)                               $               26.3     $            (245.7)
                                                                            ==================        ==================

The Company has securities on deposit with various state insurance departments and regulatory authorities with an amortized cost of approximately $953.6 million and $881.8 million at December 31, 2000 and 1999, respectively.

The Company periodically evaluates its portfolio for impaired assets. Factors considered in the impairment evaluation include the collateral values, credit quality of the issuer, amount of the exposure, the Company's ability to reduce exposure in situations of deteriorating credit worthiness, and loss probabilities. Once a charge-off is taken, income is no longer accrued and all cash is applied to principal. The Company's total impaired assets amount to $61.1 million and $31.8 million at December 31, 2000 and 1999, respectively.

MORTGAGE LOANS
The Company originates mortgage loans on income-producing properties, such as apartments, retail and office buildings, light warehouses, and light industrial facilities. Loan to value ratios at the time of loan approval are

General American Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements - (Continued)

75% or less. The Company attempts to minimize risk through a thorough credit approval process and through geographic and property type diversification.

During 1999, the Company entered into an agreement whereby approximately $625.6 million of mortgage loans were sold by the Company for securitization and resale by a financial institution as mortgage pass-through certificates. The sale of these mortgage loans resulted in a net gain of approximately $0.6 million. These amounts are reflected within net investment income in the consolidated statement of operations.

General American Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements - (Continued)

The Company's mortgage loans were distributed as follows (in millions):

                                                                                      PREDECESSOR'S BASIS
                                                                                  --------------------------
                                                      2000                                   1999
                                           --------------------------             --------------------------
                                                             PERCENT                                PERCENT
                                              CARRYING            OF                 CARRYING            OF
                                                 VALUE         TOTAL                    VALUE         TOTAL
                                           --------------------------             --------------------------
       Arizona                         $           132.0        8.7   %      $            125.6       7.4    %
       California                                  272.8       18.1                       298.0      17.4
       Colorado                                    116.7        7.7                       150.5       8.8
       Florida                                     122.6        8.1                       134.0       7.9
       Georgia                                     131.4        8.6                       137.6       8.1
       Illinois                                     84.1        5.6                        91.9       5.4
       Maryland                                     73.6        4.9                        78.2       4.6
       Missouri                                     86.9        5.7                        98.1       5.7
       Texas                                       146.4        9.7                       157.8       9.2
       Washington                                   64.3        4.3                        69.1       4.0
       Other                                       281.6       18.6                       367.2      21.5
                                           --------------------------             --------------------------

       Subtotal                                  1,512.4      100.0   %                 1,708.0     100.0    %
                                                           ==========                            ===========
       Valuation reserve                            (8.0)                                 (29.1)
                                           ---------------                        --------------
       Total                           $         1,504.4                     $          1,678.9
                                           ===============                        ==============

                                                                                      PREDECESSOR'S BASIS
                                                                                  --------------------------
                                                      2000                                   1999
                                           --------------------------             --------------------------
                                                             PERCENT                                PERCENT
                                              CARRYING            OF                 CARRYING            OF
                                                 VALUE         TOTAL                    VALUE         TOTAL
                                           --------------------------             --------------------------
       Property type:
           Apartment                   $            61.0        4.0   %      $            143.0       8.4    %
           Retail                                  456.6       30.2                       490.8      28.7
           Office building                         565.4       37.4                       604.6      35.4
           Industrial                              359.0       23.8                       391.6      22.9
           Other commercial                         70.4        4.6                        78.0       4.6
                                           --------------------------             --------------------------

       Subtotal                                  1,512.4      100.0   %                 1,708.0     100.0    %
                                                           ==========                            ===========
       Valuation reserve                            (8.0)                                 (29.1)
                                           ---------------                        --------------

       Total                           $         1,504.4                     $          1,678.9
                                           ===============                        ==============

An impaired loan is measured by comparison of the net book value of the loan to the present value of expected future cash flows or, alternatively, the observable market price or the fair value of the collateral.

Mortgage loans which have been non-income producing for the preceding twelve months were $8.7 million and $6.5 million at December 31, 2000 and 1999, respectively. At December 31, 2000 and 1999, the recorded investment in mortgage loans that were considered impaired was $100.6 million and $48.8 million, respectively, with related allowances for credit losses of $8.0 million and $4.0 million, respectively. The average recorded investment in impaired loans during 2000 and 1999 was $78.3 million and $74.8 million, respectively.

General American Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements - (Continued)

For the years ended December 31, 2000, and 1999, the Company recognized $7.2 million, and $3.6 million, respectively, of interest income on those impaired loans, which included $7.2 million, and $3.6 million, respectively, of interest income recognized using the cash basis method of income recognition.

As of December 31, 2000, the Company has outstanding fixed rate commercial mortgage loan commitments totaling $16 million with a market value of $16 million at rates ranging from 1.5% to 2.5% over the United States Treasury rate. There are no variable rate commitments.

SECURITIES LENDING
In 2000, the Company did not participate in a securities lending program. In 1999, the Company participated in a securities lending program. In the Company's agreements, collateral was held on certain fixed maturity securities loaned to other institutions through a lending agreement. The minimum collateral on securities loaned was 102% of the market value of the loaned securities, marked to market daily. The Company retained full ownership of the loaned securities and was indemnified by the lending agent in the event a borrower became insolvent or failed to return the securities. The amount on loan at December 31, 1999 was $60.3 million and was appropriately collateralized.

DERIVATIVES
The table below provides a summary of the carrying value, notional amount and current market or fair value of derivative financial instruments held at December 31, 2000 and 1999 (in millions):

                                                                                              PREDECESSOR'S BASIS
                                                                              ----------------------------------------------------
                                              2000                                                   1999
                       ---------------------------------------------------    ----------------------------------------------------
                                                       CURRENT MARKET                                         CURRENT MARKET
                                                        OR FAIR VALUE                                          OR FAIR VALUE
                        CARRYING      NOTIONAL     -----------------------     CARRYING     NOTIONAL      ------------------------
                          VALUE        AMOUNT       ASSETS     LIABILITIES      VALUE        AMOUNT        ASSETS      LIABILITIES
                       ----------     --------     --------    -----------    ----------    ---------     ---------    -----------
  Interest rate
   swaps            $       37.9  $    1,142.7 $      37.9  $           -  $     (33.8)  $   1,507.0  $        -    $       (33.8)
  Exchange traded
   options                   0.6           4.2         0.7            0.1          -             -             -              -
                       ----------     --------     --------    -----------    ----------    ---------     ---------    -----------

  Total
   contractual
   commitments      $       38.5   $   1,146.9  $     38.6  $         0.1  $     (33.8)  $   1,507.0   $       -    $       (33.8)
                       ==========     ========     ========    ===========    ==========    =========     =========    ===========

The following is a schedule of the notional amounts by derivative type and strategy at December 31, 2000 and 1999:

                                          DECEMBER 31, 1999                        TERMINATIONS/       DECEMBER 31, 2000
                                           NOTIONAL AMOUNT         ADDITIONS         MATURITIES         NOTIONAL AMOUNT
                                        ----------------------    ------------     ---------------    ---------------------
BY DERIVATIVE TYPE
Interest rate swaps                  $         1,507.0         $       -       $          (364.3)  $               1,142.7
Exchange traded options                            -                      8.1               (3.9)                      4.2
                                        ----------------------    ------------     ---------------    ---------------------
  Total contractual commitments      $         1,507.0         $          8.1  $          (368.2)  $               1,146.9
                                        ======================    ============     ===============    =====================


BY STRATEGY
Liability hedging                    $         1,507.0         $          8.1  $          (368.2)  $               1,146.9

General American Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements - (Continued)

The following table presents the notional amounts of derivative financial instruments by maturity at December 31, 2000:

                                                                      REMAINING LIFE
                                 -----------------------------------------------------------------------------------------
                                               AFTER ONE YEAR
                                 ONE YEAR       THROUGH FIVE        AFTER FIVE YEARS       AFTER TEN
                                  OR LESS           YEARS          THROUGH TEN YEARS         YEARS              TOTAL
                                 ----------    ----------------    -------------------    ------------      --------------
Interest rate swaps           $      145.7  $            429.5  $               267.5  $        300.0  $          1,142.7
Exchange traded options                4.2                 -                      -               -                   4.2
                                 ----------    ----------------    -------------------    ------------      --------------
Total contractual
  commitments                 $      149.9  $            429.5  $               267.5  $        300.0  $          1,146.9
                                 ==========    ================    ===================    ============      ==============

(4)  FAIR VALUE OF FINANCIAL INSTRUMENTS

The fair value of a financial instrument is the amount at which the instrument could be exchanged in a current transaction between willing parties. The following table presents the carrying amounts and estimated fair values of the Company's financial instruments at December 31, 2000 and 1999 (in millions). Refer to Note 3 for the estimated fair values of the Company's derivative instruments.

                                                                                               PREDECESSOR'S BASIS
                                                                                        ----------------------------------
                                                            2000                                      1999
                                              ----------------------------------        ----------------------------------
                                                                      ESTIMATED                                 ESTIMATED
                                                    CARRYING               FAIR              CARRYING                FAIR
                                                       VALUE              VALUE                 VALUE               VALUE
                                              ---------------     --------------        --------------     ---------------
Assets:
    Fixed maturities                       $         8,507.1   $        8,507.1      $        6,826.1   $         6,826.1
    Equity securities                                   37.8               37.8                  49.3                49.3
    Mortgage loans on real estate                    1,504.4            1,572.7               1,678.9             1,691.7
    Policy loans                                     2,367.9            2,367.9               2,243.9             2,243.9
    Short-term investments                              55.4               55.4                 292.4               292.4
    Other invested assets                            1,004.1            1,004.1                 804.1               804.1
    Separate account assets                          6,948.1            6,948.1               6,892.0             6,892.0
    Mortgage loan commitments                              -               16.0                   -                  67.0
Liabilities:

    Policyholder account balances
       relating to investment contracts              5,467.7            5,658.0               5,179.4             5,279.8
    Long-term debt and
       notes payable                                   306.8              315.4                 223.4               216.6
    Separate account liabilities                     6,948.1            6,948.1               6,892.0             6,892.0

(5)  REINSURANCE

The Company is a reinsurer to the life and health industry. The effect of reinsurance on premiums and other considerations is as follows (in millions):

                                                                                                        PREDECESSOR'S
                                                                                                            BASIS
                                                                            ------------------        ------------------
                                                                                  2000                      1999
                                                                            ------------------        ------------------
Direct                                                                   $            964.1        $          1,139.5
Assumed                                                                             1,771.4                   1,667.7
Ceded                                                                                (543.3)                   (416.4)
                                                                            ------------------        ------------------

Net insurance premiums and other considerations                          $          2,192.2        $          2,390.8
                                                                            ==================        ==================

Reinsurance recoveries netted against policyholder benefits              $            116.8        $            216.2
                                                                            ==================        ==================

General American Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements - (Continued)

Reinsurance recoverables, included in premiums and other receivables, were $451 million and $813 million at December 31, 2000 and 1999 respectively. Reinsurance and ceded commissions payables, included in other liabilities, were $50 million and $54 million at December 31,2000 and 1999, respectively.

(6)  FEDERAL INCOME TAXES

Income tax expense (benefit) attributable to income from continuing operations consists of the following (in millions):

                                                                                                        PREDECESSOR'S
                                                                                                            BASIS
                                                                            ------------------        ------------------
                                                                                  2000                      1999
                                                                            ------------------        ------------------
Current income tax expense (benefit):
    - U.S.                                                               $              2.9        $            (35.5)
    - Foreign                                                                          (0.8)                     11.9
                                                                            ------------------        ------------------
  Total current                                                                         2.1                     (23.6)

Deferred income tax expense (benefit):
    - U.S.                                                                             46.2                     (67.5)
    - Foreign                                                                          10.7                       7.6
                                                                            ------------------        ------------------
   Total deferred                                                                      56.9                     (59.9)
                                                                            ------------------        ------------------

Provision for income taxes                                               $             59.0        $            (83.5)
                                                                            ==================        ==================

Income tax expense attributable to income from operations differed from the amounts computed by applying the U.S. federal income tax rate of 35% to pre-tax income as a result of the following (in millions):

                                                                                                        PREDECESSOR'S
                                                                                                            BASIS
                                                                            ------------------        ------------------
                                                                                  2000                      1999
                                                                            ------------------        ------------------
Computed "expected" tax expense (benefit)                                $             59.1        $            (82.8)
Increase (decrease) in income tax resulting from:
     Foreign tax rate in excess of U.S. tax rate                                        0.5                       1.0
     Tax preferred investment income                                                    1.8                      (4.3)
     Tax credits                                                                       (7.0)                     (7.1)
     State tax net of federal benefit                                                  (0.2)                      1.7
     Corporate owned life insurance                                                    (4.4)                     (3.3)
     Goodwill amortization                                                              4.1                       1.9
     Difference in book vs. tax basis in domestic subsidiaries                          -                         1.6
     Valuation allowance for loss carryforwards                                        (0.4)                      5.7
     Capitalized acquisition costs                                                      0.5                       2.4
     Sale of subsidiaries                                                               4.6                       -
     Other, net                                                                         0.4                      (0.3)
                                                                            ------------------        ------------------

Provision for income taxes                                               $             59.0        $            (83.5)
                                                                            ==================        ==================

General American Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements - (Continued)

Total income taxes were allocated as follows (in millions):

                                                                                                        PREDECESSOR'S
                                                                                                            BASIS
                                                                            ------------------        ------------------
                                                                                  2000                      1999
                                                                            ------------------        ------------------
Provision for income taxes from continuing operations                    $             59.0        $            (83.5)
Income tax from policyholders' surplus:

        Unrealized holding gain or loss on debt and equity securities
           recognized for financial reporting purposes                                 41.4                    (237.0)
        Foreign currency translation                                                   (8.8)                      7.8
        Other                                                                          (0.1)                     (2.4)
                                                                                                      ------------------
                                                                            ------------------

Provision for income taxes                                               $             91.5        $           (315.1)
                                                                            ==================        ==================

The tax effects of temporary differences that give rise to significant portions of deferred tax assets and liabilities as of December 31, 2000 and 1999 are presented below (in millions):

                                                                                                        PREDECESSOR'S
                                                                                                            BASIS
                                                                                                      ------------------
                                                                                  2000                      1999
                                                                            ------------------        ------------------
Deferred tax assets:
    Reserve for future policy benefits                                   $            1.6         $           158.9
    Employee benefits                                                                35.0                      41.5
    Investments                                                                     106.1                      46.2
    Net operating loss carryovers                                                   149.7                      57.2
    Unrealized loss on investments                                                    -                       163.9
    Other, net                                                                      120.9                      95.5
                                                                            ------------------        ------------------

Gross deferred tax assets                                                           413.3                     563.2
    Less valuation allowance                                                          8.2                       7.2
                                                                            ------------------        ------------------

Total deferred tax assets after valuation allowance                      $          405.1         $           556.0
                                                                            ==================        ==================

Deferred tax liabilities:
    Deferred acquisition costs                                           $          397.7         $           237.6
    Unrealized gain on investments                                                    6.9                       -
    Other, net                                                                       71.4                     120.7
                                                                            ------------------        ------------------

Total deferred tax liabilities                                                      476.0                     358.3
                                                                            ------------------        ------------------

Net deferred tax liability (asset)                                       $           70.9         $          (197.7)
                                                                            ==================        ==================

The Company has not recognized a deferred tax liability for the undistributed earnings of its wholly owned domestic and foreign subsidiaries because the Company currently does not expect those unremitted earnings to become taxable to the Company in the foreseeable future. This is due to the fact that the unremitted earnings will not be repatriated in the foreseeable future, or because those unremitted earnings that may be repatriated will not be taxable through the application of tax planning strategies that management would utilize. The Company believes that it is more likely than not that the deferred tax assets established will be realized except for the amount of the valuation allowance. As of December 31, 2000, and 1999, a valuation allowance for

General American Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements - (Continued)

deferred tax assets of approximately $8.2 million and $7.2 million respectively, was provided on the capital losses of RGA, Inc., the net operating losses of RGA's Australian, Argentine, South African and UK subsidiaries, and Krisman's Mexican subsidiary. At December 31, 2000, the Company's subsidiaries had net operating loss carryforwards of $401.5 million. The remaining net operating losses are expected to be utilized during the period allowed for carryforwards.

The Company has been audited by the Internal Revenue Service for the years through and including 1994. The Company is being audited for the years 1995-1999. The Company believes that any adjustments that might be required for open years will not have a material effect on the Company's consolidated financial statements. During 2000 and 1999 the Company (received refunds of)/paid taxes totaling approximately ($67.7) million and $77.0 million, respectively. The Company is party to a written tax sharing agreement.

(7)  DEFERRED POLICY ACQUISITION COSTS AND VALUE OF BUSINESS ACQUIRED

A summary of the policy acquisition costs and value of business acquired which were deferred and amortized is as follows (in millions):

                                                                                                        PREDECESSOR'S
                                                                                                            BASIS
                                                                                                      ------------------
                                                                                  2000                      1999
                                                                            ------------------        ------------------
Balance at beginning of year                                             $          1,566.4        $            773.8
Deferred                                                                              254.8                     324.6
Amortized                                                                            (199.7)                   (222.9)
Interest credited                                                                      53.4                      60.5
Amortization relating to net realized investment gains (losses)                       (28.3)                      8.4
Amortization relating to change in unrealized (gain) loss on
    investments available-for-sale                                                    (58.3)                    341.7
                                                                            ------------------        ------------------

Balance at end of year                                                   $          1,588.3        $          1,286.1
                                                                            ==================        ==================

(8)  ASSOCIATE BENEFIT PLANS AND POSTRETIREMENT BENEFITS

The Company has a defined benefit plan covering substantially all associates. The benefits are based on years of service and each associate's compensation level. The Company's funding policy is to contribute annually the maximum amount deductible for federal income tax purposes. Contributions provide for benefits attributed to service to date and for those expected to be earned in the future.

Associates of the Company also are offered several non-qualified, defined benefit, and defined contribution plans for directors and management associates. The plans are unfunded and are deductible for federal income tax purposes when the benefits are paid. Effective April 30, 1999, the liabilities that relate to these plans are managed at GenAmerica Management Corporation, a subsidiary of GenAmerica. The Company recognized expense of $3.2 million and $12.9 million for the years ended December 31, 2000, and 1999, respectively, related to these plans.

In addition to pension benefits, the Company provides certain health care and life insurance benefits for retired employees. Substantially all employees may become eligible for these benefits if they reach retirement age while working for the Company. Alternatively, retirees may elect certain prepaid health care benefit plans.

The Board of Directors has adopted an associate incentive plan applicable to full-time salaried associates with at least one year of service.
Contributions to the plan are determined annually by the Board of Directors and are

General American Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements - (Continued)

based upon salaries of eligible associates. Full vesting occurs after five years of continuous service. The Company's contribution to the plan was $11.6 million and $4.3 million for the years ended December 31, 2000 and 1999, respectively.

At December 31, 2000, associate incentive plan assets were invested 34.6% in the General Account, 33.5% in the S&P 500 Stock Fund, 8.9% in the Balanced Fund, 7.8% in the Small-Cap Stock Fund, 6.4% in the Growth Opportunities Fund, 3.7% in the Money Market Fund, 3.3% in the Foreign Fund, and 1.8% in the Bond Market Fund. At December 31, 1999, associate incentive plan assets were invested 35.3% in the General Account, 35.3% in the S&P 500 Stock Fund, 7.4% in the Balanced Fund, 7.7% in the Small-Cap Stock Fund, 7.5% in the Growth Opportunities Fund, 2.3% in the Money Market Fund, 2.9% in the Foreign Fund, and 1.6% in the Bond Market Fund. These assets are invested in General American separate accounts and held in a trust by an unrelated third party administrator.

The following tables summarize the Company's associate benefit plans and postretirement benefits (in millions):

                                                          PENSION BENEFITS                              OTHER BENEFITS
                                                -------------------------------------        -------------------------------------
                                                                       PREDECESSOR'S                              PREDECESSOR'S
                                                                           BASIS                                      BASIS
                                                -------------        ----------------        -------------       -----------------
                                                    2000                  1999                   2000                  1999
                                                -------------        ----------------        -------------       -----------------
Change in benefit obligation:

    Benefit obligation at beginning of year  $        159.9      $         149.1         $          37.3      $         45.7
    Service cost                                        6.6                  6.5                     0.9                 1.7
    Interest cost                                      11.7                 10.3                     2.6                 2.8
    Participant contributions                           -                    -                       -                   0.2
    Plan amendments                                    (1.8)                 0.3                     0.1                 -
    Curtailments                                        0.2                  2.4                     -                   -
    Special termination benefits                        0.9                  1.2                     0.2                 -
    Benefits paid                                      (7.9)                (8.0)                   (2.0)               (1.9)
    Actuarial (gain) loss                               0.7                 (1.9)                   (2.5)               (7.8)
                                                -------------        ----------------        -------------       -----------------

Benefit obligation at end of year                     170.3                159.9                    36.6                40.7
                                                -------------        ----------------        -------------       -----------------

Change in plan assets:
    Fair value of plan assets at
         Beginning of year                            179.4                174.8                     -                   -
    Actual return on plan assets                        1.6                 10.5                     -                   -
    Employer contributions                              2.2                  2.1                     2.0                 1.7
    Associates contributions                            -                    -                       0.3                 0.2
    Benefits paid                                      (7.9)                (8.0)                   (2.3)               (1.9)
                                                -------------        ----------------        -------------       -----------------
Fair value of plan assets at end of year     $        175.3      $         179.4         $           -        $          -
                                                =============        ================        =============       =================

                                                                                                            (Continued)





                                     25


General American Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements - (Continued)


                                                          PENSION BENEFITS                              OTHER BENEFITS
                                                --------------------------------------        ------------------------------------
                                                                      PREDECESSOR'S                                PREDECESSOR'S
                                                                          BASIS                                        BASIS
                                                                     -----------------                            ----------------
                                                     2000                  1999                   2000                 1999
                                                ---------------      -----------------        -------------       ----------------
Reconciliation of funded status:
    Funded status                            $            5.0      $          19.4        $         (36.6)     $            (40.7)
    Unrecognized actuarial gain                          14.7                (12.3)                  (2.3)                   (9.6)
    Unrecognized transition obligation                    -                    0.2                    -                      13.4
    Unrecognized prior service cost                      (1.6)                (0.3)                   -                       -
                                                ---------------      -----------------        -------------       ----------------

Net amount recognized at end of year                     18.1                  7.0                  (38.9)                  (36.9)
                                                ---------------      -----------------        -------------       ----------------
Amounts recognized in the statement of
  financial position consist of:
      Prepaid benefit cost                               61.0                 40.6                    -                       -
      Accrued benefit liability                         (43.4)               (38.2)                 (38.9)                  (36.9)
      Intangible asset                                    -                    0.1                    -                       -
      Accumulated other comprehensive loss                0.5                  4.5                    -                       -
                                                ---------------      -----------------        -------------       ----------------

Net amount recognized at end of year         $           18.1      $           7.0        $         (38.9)     $            (36.9)
                                                ===============      =================        =============       ================

Other comprehensive loss attributable to
    change in additional minimum liability
    recognition                              $            0.5      $           0.3        $           -        $              -
                                                ===============      =================        =============       ================


                                                                                                             (Continued)



                                     26


General American Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements - (Continued)

                                                          PENSION BENEFITS                              OTHER BENEFITS
                                                -------------------------------------        -------------------------------------
                                                                      PREDECESSOR'S                                PREDECESSOR'S
                                                                          BASIS                                        BASIS
                                                                     ----------------                             ----------------
                                                    2000                   1999                  2000                   1999
                                                -------------        ----------------        -------------        ----------------
Additional year-end information for
    plans with benefit obligations in
    excess of plan assets:
      Benefit obligation                     $         51.5      $          47.6          $        36.6       $         40.7

Additional year-end information for
    pension plans with accumulated
    benefit obligations in excess of plan
    assets:
      Projected benefit obligation                     43.0                 40.5                     -                    -
      Accumulated benefit obligation                   38.8                 37.8                     -                    -
      Fair value of plan assets                          -                   0.1                     -                    -

Components of net periodic benefit cost:
      Service cost                                      6.6                  6.5                    0.9                  1.7
      Interest cost                                    11.7                 10.3                    2.6                  2.8
      Expected return on plan assets                  (15.8)               (15.3)                    -                    -
      Amortization of prior service cost               (0.2)                (0.1)                    -                    -
      Amortization of transitional
         obligation                                      -                   0.1                     -                   1.0
      Recognized actuarial loss (gain)                   -                   0.6                   (0.2)                (0.1)
                                                -------------        ----------------        -------------        ----------------

    Net periodic benefit cost                $          2.3      $           2.1          $         3.3       $          5.4
                                                =============        ================        =============        ================
Additional loss recognized due to:
    Curtailment                              $          0.2      $           2.3          $          -        $           -
    Special termination benefit                         0.9                  1.4                    0.3                   -
Weighted-average assumptions as of
    December 31:
      Discount rate                                    7.50%                7.50%                  7.50%                7.50%
      Expected long-term rate of return on
         plan assets                                   9.00%                9.00%                    -                    -
      Rate of compensation increase
         (qualified plan)                              4.95%                4.95%                    -                    -

ASSUMED HEALTH CARE COST TREND: For measurement purposes, a 6.5% annual rate of increase in the per capita cost of covered health care benefits was assumed for 2000. The assumed rate is to decrease gradually to 5% through 2003 and remain at that level thereafter.

Assumed health care cost trend rates have a significant effect on the amounts reported for the health care plan. A one-percentage point change in assumed health care cost trend rates would have the following effects (in millions):

                                                         One Percentage                    One Percentage
                                                         Point Increase                    Point Decrease
                                                         --------------                    --------------
Effect on total service and interest cost
    components for 2000                                       $0.5                              $(0.4)

Effect on end of year 2000
    postretirement benefit obligation                         $4.5                              $(3.3)

General American Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements - (Continued)

(9)  DEBT

                                                                                                   Face value
                                                                                               as of December 31,
                                                                                               ------------------
Description                                     Rate                Maturity                   2000             1999
-----------                                     ----                --------                   ----             ----
Long-term debt:
    General American surplus note              7.625%             January 2024                $107.0           $107.0
    RGA senior note                            7.250%               April 2006                 100.0            100.0
    RGA revolving credit facility              7.070%                 May 2003                  80.0             24.5
    RGA revolving credit facility              6.670%                 May 2003                   8.8             --
Notes payable RGA Australia Hldgs.             6.540%            December 2005                   9.5              9.5
                                                                                               -----            -----

Total long-term debt and notes payable                                                        $305.3           $241.0
                                                                                               =====            =====

The difference between the face value of debt and the carrying value per the consolidated balance sheets is unamortized discount.

General American's surplus note pays interest on January 15 and July 15 of each year. The note is not subject to redemption prior to maturity. Payment of principal and interest on the note may be made only with the approval of the Missouri Director of Insurance.

The RGA senior note pays interest semiannually on April 1 and October 1. The ability of RGA to make debt principal and interest payments as well as make dividend payments to shareholders is ultimately dependent on the earnings and surplus of its subsidiaries and the investment earnings on the undeployed debt proceeds. The transfer of funds from the insurance subsidiaries to RGA is subject to applicable insurance laws and regulations. Principal repayments on the RGA revolving credit facilities are due May 2003 and are expected to be renewed under the terms of the line of credit. This agreement contained various restrictive covenants which primarily pertain to limitations on the quality and types of investments, minimum requirements of net worth, and minimum rating requirements.

As of December 31, 2000, the Company was in compliance with all covenants under its debt agreements.

(10) COMPREHENSIVE INCOME

The components of comprehensive income, other than net income, are as follows (in millions):

                                                                                            2000
                                                                      -------------------------------------------------
                                                                                             TAX              NET-
                                                                        BEFORE-TAX        (EXPENSE)          OF-TAX
                                                                          AMOUNT           BENEFIT           AMOUNT
                                                                      ---------------  ---------------  ----------------
Foreign currency translation adjustments                           $         (14.2)  $          3.9   $        (10.3)
Unrealized gains on securities:
  Unrealized holding gains arising during period                              88.6            (38.3)            50.3
    Less: Reclassification adjustment for gains realized
       in net income                                                          40.1            (16.1)            24.0
                                                                      ---------------  ---------------  ----------------
         Net unrealized gains on securities                                   48.5            (22.2)            26.3
Minimum benefit liability                                                      -                -                -
                                                                      ---------------  ---------------  ----------------
         Total other comprehensive income                          $          34.3   $        (18.3)  $         16.0
                                                                      ===============  ===============  ================



                                     28


General American Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements - (Continued)

-----------------------------------------------------------------------------------------------------------------------

                                                                                    PREDECESSOR'S BASIS
                                                                      -------------------------------------------------
                                                                                            1999
                                                                      -------------------------------------------------
                                                                                             TAX              NET-
                                                                        BEFORE-TAX        (EXPENSE)          OF-TAX
                                                                          AMOUNT           BENEFIT           AMOUNT
                                                                      ---------------  ---------------  ----------------
Foreign currency translation adjustments                           $          19.5   $         (6.8)  $         12.7
Unrealized losses on securities:
    Unrealized holding losses arising during period                         (753.1)           266.9           (486.2)
    Less: Reclassification adjustment for losses realized
       in net income                                                        (233.5)            81.5           (152.0)
                                                                      ---------------  ---------------  ----------------
         Net unrealized losses on securities                                (519.6)           185.4           (334.2)
Minimum benefit liability                                                     (1.0)             1.3              0.3
                                                                      ---------------  ---------------  ----------------
         Total other comprehensive loss                            $        (501.1)  $        179.9   $       (321.2)
                                                                      ===============  ===============  ================

    The following schedule reflects the change in net accumulated other comprehensive (loss) income for the periods ending December 31, 2000 and 1999 (in millions):

                                                                         BALANCE                           BALANCE
                                                                          AS OF            CURRENT          AS OF
                                                                        JANUARY 1,         PERIOD          DECEMBER
                                                                           2000            CHANGE          31, 2000
                                                                      ---------------  ---------------  ---------------
Foreign currency adjustments                                       $           -     $        (10.3)  $        (10.3)
Unrealized gains on securities                                                 -               26.3             26.3
                                                                      ---------------  ---------------  ---------------

       Total accumulated other comprehensive income                $           -     $         16.0   $         16.0
                                                                      ===============  ===============  ===============

                                                                                     PREDECESSOR'S BASIS
                                                                      ---------------------------------------------------
                                                                         BALANCE                            BALANCE
                                                                          AS OF            CURRENT           AS OF
                                                                        JANUARY 1,         PERIOD           DECEMBER
                                                                           1999            CHANGE           31, 1999
                                                                      ---------------  ---------------  -----------------
Foreign currency adjustments                                       $         (32.9)  $         12.7   $        (20.2)
Unrealized gains (losses) on securities                                       88.5           (334.2)          (245.7)
Minimum benefit liability                                                     (2.7)             0.3             (2.4)
                                                                      ---------------  ---------------  -----------------
       Total accumulated other comprehensive income (loss)
                                                                   $          52.9   $       (321.2)  $       (268.3)
                                                                      ===============  ===============  =================

(11) REGULATORY MATTERS

The Company and its insurance subsidiaries are subject to financial statement filing requirements in their respective state of domicile, as well as the states in which they transact business. Such financial statements, generally referred to as statutory financial statements, are prepared on a basis of accounting which varies in some respects from GAAP. Statutory accounting practices include: (1) charging of policy acquisition costs to

General American Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements - (Continued)

income as incurred; (2) establishment of a liability for future policy benefits computed using required valuation standards; (3) nonprovision of deferred federal income taxes resulting from temporary differences between financial reporting and tax bases of assets and liabilities; (4) recognition of statutory liabilities for asset impairments and yield stabilization on fixed maturity dispositions prior to maturity with asset valuation reserves based on statutorily determined formulas; and (5) valuation of investments in bonds at amortized cost.

Combined net income and policyholders' surplus of the Company and its consolidated insurance subsidiaries, for the years ended and at December 31, 2000 and 1999, as determined in accordance with statutory accounting practices, are as follows (in millions):

                                                    2000                  1999
                                               ---------------      -----------------
        Net loss                             $         (42.1)    $         (190.8)
        Policyholders' surplus                         986.2                741.3

For the years ended December 31, 2000 and 1999, the Company has recorded the equity in earnings of subsidiaries on a statutory basis to reflect such earnings as a direct charge or credit to surplus, and not a component of investment income.

Under Risk-Based Capital ("RBC") requirements, the Company and its insurance subsidiaries are required to measure their solvency against certain parameters. As of December 31, 2000, the Company's insurance subsidiaries exceeded the established RBC minimums. In addition, the Company's insurance subsidiaries exceeded the minimum statutory capital and surplus requirements of their respective states of domicile.

The Company and its insurance subsidiaries are subject to limitations on the payment of dividends to their parents. Generally, dividends during any year may not be paid without prior regulatory approval, in excess of the lessor of (and with respect to life and health subsidiaries in Missouri, in excess of the greater of): (a) ten percent of the insurance subsidiaries' statutory surplus as of the preceding December 31 or (b) the insurance subsidiaries' statutory gain from operations for the preceding year. As of December 31, 2000, the Company could pay GenAmerica a stockholder dividend of $98 million without prior approval of the Department.

(12) PARTICIPATING POLICIES AND DIVIDENDS TO POLICYHOLDERS

Over 16.4% and 18.9% of the Company's business in force relates to participating policies as of December 31, 2000 and 1999, respectively. These participating policies allow the policyholders to receive dividends based on actual interest, mortality, and expense experience for the related policies. These dividends are distributed to the policyholders through an annual dividend, using current dividend scales which are approved by the Board of Directors.

(13)  CONTINGENT LIABILITIES

The Company was named as defendant in the following purported class action lawsuits: Chain v. General American Life Insurance Company (filed in the U.S. District Court for the Northern District of Mississippi in 1996); Newburg Trust v. General American Life Insurance Company (filed in the U.S. District Court for the District of Massachusetts in 1996); and Ludwig, Sippil, DAllesandro and Cunningham v. General American Life Insurance Company (filed in the U.S. District Court for the Southern District of Illinois in 1997). These lawsuits allege that the Company engaged in deceptive sales practices in connection with the sale of certain life insurance policies. Although the claims asserted in each lawsuit are not identical, the plaintiffs seek unspecified actual and punitive damages under similar claims, including breach of contract, fraud, intentional or negligent misrepresentation, breach of fiduciary duty and unjust enrichment. These three cases have been consolidated with one individual case in the United States District Court for the Eastern District of Missouri (the "District

General American Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements - (Continued)

Court"). The case involves approximately 250,000 life insurance policies sold during the period January 1, 1982 through December 31, 1996. The Company has reached a settlement with counsel for plaintiffs which resolves all matters concerning the relief for the class. This settlement will provide certain enhanced policy values and benefits for class members as well as a procedure for the submission and evaluation of individual claims. The class has been certified and after a fairness hearing the Court approved the settlement. Implementation of the settlement has not begun because an objector has filed a notice of appeal of the Court's ruling. It is expected that this appeal will be resolved without the need for any significant modification of the settlement. There is, however, no agreement on the attorney's fees or expenses of class counsel. This issue will be decided by the District Court in a ruling which will have no impact on the terms of the settlement agreement. The Company expects that the approximate cost of the settlement will be $55 million, not including legal fees and costs of plaintiffs' counsel. Approximately 700 class members have elected to exclude themselves from the settlement. The Company is a defendant in approximately thirty opt-out lawsuits involving sales practices claims.

In addition to the matters discussed above, the Company is involved in pending and threatened litigation in the normal course of its business. While the outcome of these matters cannot be predicted with certainty, at the present time and based on information currently available, management does not believe that the Company's liability arising from pending or threatened litigation will have a material adverse affect on the Company's financial condition or results of operations.

(14) RELATED PARTY TRANSACTIONS

In January 2000, GenAmerica contributed NaviSys, which had a value of $27.2 million, to GenAm Holding Company, a subsidiary of the Company.

In 1999, GenAmerica made capital contributions to the Company of $38.0 million, $10.1 million of NaviSys equity, and $20.0 million of NaviSys bonds. The $38.0 million contribution consisted of a promissory note from ARM, and was expensed by the Company after it was forgiven under a settlement agreement.

The following related party transactions occurred in the connection with MetLife's acquisition of GenAmerica.

         The Company paid $40 million to MetLife during 1999 which was returned to GAMHC at the closing on January 6, 2000. This transaction was recorded as a dividend by the Company to GAMHC in the accompanying financial statements.

         GenAmerica contributed $15 million and $300 million of capital to the Company on June 30 and December 26, 2000, respectively.

         MetLife is to indemnify GAMHC for tax refunds attributable to the 1999 tax year per the stock purchase agreement. At December 31, 1999, the Company had a $85.8 million accrued tax receivable. During 2000, MetLife paid the Company $77.4 million in two installments. The first payment was made in February 2000 for $33.7 million and the second payment was made in December 2000 for $43.7 million. In addition, GAMHC is to indemnify MetLife for certain tax liabilities relating to prior years.

         During 1999, the Company paid and expensed approximately $20 million to MetLife as consideration for MetLife's willingness to accept the funding agreement business of the Company as described in Note 1.

         During 1999, GenAmerica paid and expensed $12 million of investment advisory fees related to its acquisition, for which GAMHC and GenAmerica were jointly and severably liable. No costs were incurred in 2000.

General American Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements - (Continued)

RGA also has reinsurance transactions between MetLife and certain of its subsidiaries. Under these agreements, RGA reflected net assumed premiums of approximately $110 million and $108 million in 2000 and 1999, respectively. The earned premiums reflect the net of business assumed from and ceded to MetLife and its subsidiaries. The pre-tax underwriting gain on this business was approximately $17.2 million and $12 million in 2000 and 1999, respectively.

                                   PART II

UNDERTAKING TO FILE REPORTS

Subject to the terms and conditions of Section 15(d) of the Securities and Exchange Act of 1934, the undersigned registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore, or hereafter duly adopted pursuant to authority conferred in that section.

RULE 484 UNDERTAKING

Section 351.355 of the Missouri General and Business Corporation Law, in brief, allows a corporation to indemnify any person who is a party or is threatened to be made a party to any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative by reason of the fact that he is or was a director, officer, employee, or agent of the corporation, against expenses, including attorneys' fees, judgments, fines, and amounts paid in settlement actually and reasonably incurred by him in connection with such action if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation. When any person was or is a party or is threatened to be made a party in an action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee, or agent of the corporation, indemnification may be paid unless such person shall have been adjudged to be liable for negligence or misconduct in the performance of his duty to the corporation. In the event of such a determination indemnification is allowed if a court determines that the person is fairly and reasonably entitled to indemnity. A corporation has the power to give any further indemnity to any person who is or was a director, officer, employee, or agent, provided for in the articles of incorporation or as authorized by any by-law which has been adopted by vote of the shareholders, provided that no such indemnity shall indemnify any person's conduct which was finally adjudged to have been knowingly fraudulent, deliberately dishonest, or willful misconduct.

In accordance with Missouri law, General American's Board of Directors, at its meeting on November 19, 1987, and the policyholders of General American at the annual meeting held on January 26, 1988, adopted the following resolutions:

         "BE IT RESOLVED THAT

         1. The company shall indemnify any person who is, or was a director, officer, or employee of the company, or is or was serving at the request of the company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against any and all expenses (including attorneys' fees), judgments, fines, and amounts paid in settlement, actually and reasonably incurred by him or her in connection with any civil, criminal, administrative, or investigative action, proceeding, or claim (including an action by or in the right of the company), by reason of the fact that he or she was serving in such capacity if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the company; provided that such person's conduct is not finally adjudged to have been knowingly fraudulent, deliberately dishonest, or willful misconduct.

         2. The indemnification provided herein shall not be deemed exclusive of any other rights to which a director, officer, or employee may be entitled under any agreement, vote of policyholders or disinterested directors, or otherwise, both as to action in his or her official capacity and as to action in another capacity which holding such office, and shall continue as to a person who has ceased to be a director, officer, or employee and shall inure to the benefit of the heirs, executors and administrators of such a person."

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

REPRESENTATIONS PURSUANT TO SECTION 26(E)

General American Life Insurance Company hereby represents that the fees and charges deducted under the Policies described in the prospectus are, in the aggregate, reasonable in relation to the services rendered, the expenses expected, and the risks assumed by General American Life Insurance Company.

                     CONTENTS OF REGISTRATION STATEMENT

This Registration Statement comprises the following papers and documents:

*  The facing sheet.

*  Destiny Variable Universal Life Insurance prospectus, consisting of 47 pages.

*  The undertaking to file reports required by Section 15(d) of the 1934 Act.
*  The undertaking pursuant to Rule 484 of the 1933 Act.
*  Representations pursuant to Section 26(e) of the 1940 Act.
*  The signatures.
* Memorandum describing issuance, transfer, and redemption procedures pursuant to Rule 6e-3(T). 5
*  Opinion and Consent of Kathryn T. Dowdell, FSA, MAAA. 4
* The consent of KPMG LLP, Independent Certified Public Accountants. Filed Herewith.

* The consent of DELOITTE & TOUCHE LLP, Independent Certified Public Accountants. Filed Herewith.


1. The following exhibits (which correspond in number to the numbers under paragraph A of the instructions for exhibits to Form N-8B-2):

         (1) Resolution of the Board of Directors of General American Life Insurance Company authorizing establishment of the Separate Account Eleven. 1
         (2)      Not applicable.
         (3)      (a)  Principal Underwriting Agreement. 1
                  (b)  Proposed form of Selling Agreement. 1
                  (c)  Commission Schedule. 1
         (4)      Not applicable.
         (5)      The two Destiny Universal Life Insurance policies. 4
         (6)      (a)  Amended Charter and Articles of Incorporation of General
                       American. 2
                  (b)  Amended and Restated By-Laws of General American. 2
         (7)      Not applicable.
         (8)      (a)  Participation Agreement with General American Capital
                       Company. 3
                  (b) Participation Agreement with Variable Insurance Products Fund. 3
                  (c)  Participation Agreement with Variable Insurance
                       Products II. 3
                  (d)  Participation Agreement with J.P. Morgan Series
                       Trust II. 3
                  (e) Participation Agreement with Van Eck Worldwide Insurance Trust. 3
                  (f) Participation Agreement with American Century Variable Portfolios. 3

                  (g) Participation Agreement with Metropolitan Life Insurance Company. Filed Herewith.
                  (h) Participation Agreement with New England Investment Management, Inc. Filed Herewith.

         (9)      Not applicable.
         (10)     Form of application for Destiny Universal Life Insurance. 5

2. Opinion of Christopher A. Martin, Counsel of Metropolitan Life Insurance Company, as to the legality of the securities being issued. 4

3. No financial statements will be omitted from the prospectuses pursuant to prospectus instructions 1(b) or (c).
4.       Not applicable
5.       Financial Data Schedules.

[FN]
---------------------

1. Incorporated by reference to the initial Registration Statement, File No. 33-48550 (VGSP), June 16, 1992.
2. Incorporated by reference to the initial Registration Statement, File No. 333-53477 (VUL 98), May 22, 1998.
3. Incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement, File No. 333-53477 (VUL 98), July 31, 1998.
4. Incorporated by reference to the initial Registration Statement, File No. 333-83625 (Destiny), July 23, 1999.
5. Incorporated by reference to the Pre-Effective Amendment No. 1 to the Registration Statement, File No. 333-83625 (Destiny), March 31, 2000.

                                 SIGNATURES


Pursuant to the requirements of the Securities Act of 1933, General American Life Insurance Company and General American Separate Account Eleven certify that, when amended as indicated, this Registration Statement will meet all of the requirements for effectiveness pursuant to Rule 481 under the Securities Act of 1933, and they have duly caused this Registration Statement to be signed on their behalf by the undersigned thereunto duly authorized, and the seal of General American Life Insurance Company to be hereunto affixed and attested, all in the City of St. Louis, State of Missouri, on the 1st day of May 2001.


                                             GENERAL AMERICAN SEPARATE ACCOUNT
                                             ELEVEN (Registrant)

(Seal)                                   BY: GENERAL AMERICAN LIFE
                                             INSURANCE COMPANY (for Registrant
                                             and as Depositor)



Attest: /s/ Matthew P. McCauley          By: /s/ Kevin C. Eichner
       --------------------------------     ---------------------------------
           Matthew P. McCauley                  Kevin C. Eichner,
           Secretary                            President and Chief
                                                Executive Officer


Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


Signature                                               Title                          Date
---------                                               -----                          ----

                                               Chairman
-------------------------------------
Richard A. Liddy *

/s/ Kevin C. Eichner                           President, Chief                       5/1/01
--------------------------------------         Executive Officer and
Kevin C. Eichner                               Director, Principal
                                               Executive Officer

/s/ Barry C. Cooper                            Vice President                         5/1/01
-------------------------------------          Controller
Barry C. Cooper                                (Principal Accounting Officer)


-------------------------------------
James M. Benson *                              Director


                                     II-5



-------------------------------------
August A. Busch, III *                                    Director


-------------------------------------
William E. Cornelius *                                    Director


-------------------------------------
John C. Danforth *                                        Director


-------------------------------------
Richard A. Liddy *                                        Director


-------------------------------------
Stewart G. Nagler *                                       Director


-------------------------------------
Craig D. Schnuck *                                        Director


-------------------------------------
William P. Stiritz *                                      Director


-------------------------------------
Andrew C. Taylor *                                        Director


-------------------------------------
Robert L. Virgil, Jr. *                                   Director


-------------------------------------
Lisa M. Weber *                                           Director


-------------------------------------
Virginia V. Weldon *                                      Director


                                     II-6


By    /s/ Christopher A. Martin
   --------------------------------------
      Christopher A. Martin

* Original powers of attorney authorizing the Registrant's Secretary and Assistant Secretaries as well as Matthew P. McCauley, William L. Hutton, and Christopher A. Martin to sign this Registration Statement and Amendments thereto on behalf of the Board of Directors of General American Life Insurance Company are incorporated by reference to Post-Effective Amendment No. 4 to the Registration Statement, File No. 333-53477 (VUL 98), May 1, 2001.

                               EXHIBIT 1(8)(g)
                           PARTICIPATION AGREEMENT
                                    Among
                       METROPOLITAN SERIES FUND, INC.
                     METROPOLITAN LIFE INSURANCE COMPANY
                                     and
                   GENERAL AMERICAN LIFE INSURANCE COMPANY

         AGREEMENT, made and entered into as of the 1st day of May, 2000 by and among METROPOLITAN SERIES FUND, INC, a corporation organized under the laws of the State of Maryland (the "Fund"), GENERAL AMERICAN LIFE INSURANCE COMPANY (the "Company") on its own behalf and on behalf of Separate Account Eleven and any current or future separate account which invests in the Fund (each an "Account"), each a separate account of the Company and METROPOLITAN LIFE INSURANCE COMPANY ("MetLife"), the investment adviser of and principal underwriter of the Fund.

         WHEREAS, the Fund is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act") and its shares are registered under the Securities Act of 1933, as amended (hereinafter the "1933 Act"); and

         WHEREAS, the Fund serves as an investment vehicle underlying variable life insurance policies and variable annuity contracts
(collectively, "Variable Insurance Products") offered by MetLife and its affiliates ("Participating Insurance Companies"); and

         WHEREAS, the beneficial interest in the Fund is divided into several series of shares, each representing the interest in a particular managed portfolio of securities and other assets; and

         WHEREAS, the Fund has obtained an order from the Securities and Exchange Commission ("SEC") granting Participating Insurance Companies and variable annuity and variable life insurance separate accounts exemptions from certain provisions of the 1940 Act and certain rules and regulations thereunder, to the extent necessary to permit shares of the Fund to be sold to and held by both variable annuity and variable life insurance separate accounts of affiliated life insurance companies (hereinafter the "Exemptive Order"); and

         WHEREAS, MetLife acts as the investment adviser to all of the Series and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended; and

         WHEREAS, the Company has registered or will register interests in the Accounts which fund certain variable life and/or variable annuity contracts under the 1933 Act; if required, and

         WHEREAS, the Company has registered or will register each Account as a unit investment trust under the 1940 Act, if required; and

         WHEREAS, MetLife is registered as a broker dealer with the SEC under the Securities Exchange Act of 1934, as amended (the "1934 Act"), and is a member in good standing of the National Association of Securities Dealers, Inc. (the "NASD"); and

         WHEREAS, to the extent permitted by applicable insurance laws and regulations, the Company intends to purchase shares of certain series of the Fund ("Series") on behalf of each Account to fund certain variable life and variable annuity contracts (each, a "Contract") and MetLife is authorized to sell such shares to each Account at net asset value;

         NOW, THEREFORE, in consideration of their mutual promises, the Company, the Fund and MetLife agree as follows:

1.       Sale of Fund Shares.
         -------------------

1.1 Subject to the terms of the Distribution Agreement in effect from time to time between the Fund and MetLife, MetLife agrees to sell to the Company those shares of each Series which each Account orders, executing such orders on a daily basis at the net asset value next computed after receipt by the Fund or its designee of the order for the shares of the Fund. For purposes of this Section 1.1, the Company is the Fund's designee. "Business Day" shall mean any day on which the New York Stock Exchange is open for trading and on which the Fund calculates the net asset value of shares of the Series. The Company shall use commercially reasonable efforts to communicate notice of orders for the purchase of shares of each Series to the Fund's custodian by 10:00 a.m. Eastern time on the following business day (the "Next Business Day"), and the Company and the Fund shall each use commercially reasonable efforts to wire (or cause to be wired) funds to the other, for the purpose of settling net purchase orders or orders of redemption, by 3:00 p.m. of the Next Business Day.

1.2 The Fund agrees to make its shares available for purchase at the applicable net asset value per share by the Company and its Accounts on those days on which the Fund calculates its net asset value. The Fund agrees to use reasonable efforts to calculate such net asset value on each day which the New York Stock Exchange is open for trading. Notwithstanding the foregoing, the Board of Directors of the Fund (hereinafter the "Board" or the "Directors") may refuse to sell shares of any Series to any person, or suspend or terminate the offering of shares of any Series, if such action is required by law or by regulatory authorities having jurisdiction or is, in the sole discretion of the Directors acting in good faith and in light of their fiduciary duties under federal and any applicable state laws, in the best interests of the shareholders of such Series.

1.3 The Fund and MetLife agree that shares of the Fund will be sold only to Participating Insurance Companies and their separate accounts, or to other purchasers of the kind specified in Treas. Reg. Section 1.817-5 (f)(3) (or any successor regulation) as from time to time in effect.

1.4 The Fund agrees to redeem, on the Company's request, any full or fractional shares of the Fund held by the Company, executing such requests on a daily basis at the net asset value next computed after receipt by the Fund or its designee of the request for redemption.

1.5 The Company agrees that all purchases and redemptions by it of the shares of each Series will be in accordance with the provisions of the then current prospectus and statement of additional information of the Fund for the respective Series and in accordance with any procedures that the Fund, MetLife or the Fund's transfer agent may have established governing purchases and redemptions of shares of the Series generally.

1.6 The Company shall pay for Fund shares on the next Business Day after an order to purchase Fund shares is made in accordance with the provisions of Section 1.1. hereof. Payment shall be in federal funds transmitted by wire to the Fund's custodian.

1.7 Issuance and transfer of the Fund's shares will be by book entry only. Share certificates will not be issued. Shares ordered from the Fund will be recorded on the transfer records of the Fund in an appropriate title for each Account or the appropriate subaccount of each Account.

1.8 The Fund shall furnish same day notice (by e-mail, fax or telephone, followed by written confirmation) to the Company of any income, dividends or capital gain distributions payable on the shares of any Series. The Company hereby elects to receive all such income dividends and capital gain distributions as are payable on the Series shares in additional shares of that Series. The Company reserves the right to revoke this election and to receive all such income dividends and capital gain distributions in cash. The Fund shall notify the Company of the number of shares so issued as payment of such dividends and distributions.

1.9 The Fund shall make the net asset value per share for each Series available to the Company on a daily basis as soon as reasonably practical after the net asset value per share is calculated and shall use its best efforts to make such net asset value per share available by 7:00 p.m. Eastern time. The Fund shall furnish the Company's daily share balance to the Company as soon as reasonably practicable.

2.       Representations and Warranties.
         ------------------------------

2.1 The Company represents and warrants that each Contract shall be either (i) registered, or prior to the purchase of shares of any Series in connection with the funding of such Contract, will be registered under the 1933 Act or (ii) exempt from such registration; that the Contracts will be issued and sold in compliance in all material respects with all applicable federal and state laws, including all applicable customer suitability requirements. The Company further represents and warrants that it is an insurance company duly organized and in good standing under applicable law and that it has legally and validly established each Account as a separate account pursuant to relevant state insurance law prior to any issuance or sale of any Contract by such Account and that each Account shall be either (i) registered or, prior to any issuance or sale of the Contracts, will register each Account as a unit investment trust in accordance with the provisions of the 1940 Act; or (ii) exempt from such registration.

2.2 The Fund represents and warrants that Fund shares sold pursuant to this Agreement shall be registered under the 1933 Act, duly authorized for issuance and sold in compliance with the laws of the State of Maryland and all applicable federal and state securities laws and that the Fund is and shall remain registered under the 1940 Act. The Fund agrees that it will amend the registration statement for its shares under the 1933 Act and the 1940 Act from time to time as required in order to permit the continuous public offering of its shares in accordance with the 1933 Act. The Fund shall register and qualify the shares for sale in accordance with the laws of the various states only if and to the extent deemed advisable by the Fund or MetLife.

2.3 The Fund represents that each Series is currently qualified as a "regulated investment company" under subchapter M of the Internal Revenue Code of 1986, as amended, (the "Code") and agrees that it will make every effort to maintain such qualification (under Subchapter M or any successor or similar provision) and that it will notify the Company promptly upon having a reasonable basis for believing that it has ceased to so qualify or that it might not so qualify in the future.

2.4 Subject to Section 6.1, the Company represents that the Contracts are currently treated as modified endowment, annuity or life insurance contracts under applicable provisions of the Code and agrees that it will make every effort to maintain such treatment and that it will notify the Fund and MetLife immediately upon having a reasonable basis for believing that the Contracts have ceased to be so treated or that they might not be so treated in the future.

2.5 The Fund makes no representation as to whether any aspect of its operations (including, but not limited to, fees and expenses and investment policies) complies with the insurance laws or regulations of the various states.

2.6 MetLife represents and warrants that it is a member in good standing of the NASD and is registered as a broker-dealer with the SEC.

2.7 MetLife further represents that it will sell and distribute the Fund shares in accordance with all applicable state and federal securities laws, including without limitation the 1933 Act, the 1934 Act and the 1940 Act.

2.8 The Fund represents that it is lawfully organized and validly existing under the laws of the State of Maryland and that it does and will comply in all material respects with the 1940 Act.

2.9 Each of the Fund and MetLife represent and warrant that all of their directors, officers and employees dealing with the money and/or securities of the Fund are and shall continue to be at all times covered by a blanket fidelity bond or similar coverage for the benefit of the Fund in an amount not less than $5,000,000 or, if applicable, the minimal coverage as required by Rule 17g-(1) under the 1940 Act or any successor regulations as may be promulgated from time to time. The aforesaid Bond shall include coverage for larceny and embezzlement and shall be issued by a reputable bonding company.

2.10 The Company represents and warrants that all of its directors, officers, employees and other individuals/entities dealing with the money and/or securities representing amounts intended for the purchase of shares of the Fund or proceeds of the redemption of shares of the Fund are and shall continue to be at all times covered by a blanket fidelity bond in an amount not less than $5,000,000. The aforesaid Bond shall include coverage for larceny and embezzlement and shall be issued by a reputable bonding company.

2.11 The Company represents and warrants that it will not, without the prior written consent of the Fund and MetLife, purchase Fund shares with Account assets derived from the sale of Contracts to individuals or entities which would cause the investment policies of any Series to be subject to any limitations not in the Fund's then current prospectus or statement of additional information with respect to any Series.

3.       Prospectuses and Proxy Statements; Voting.
         -----------------------------------------

3.1 MetLife (or the Fund) shall provide the Company with as many copies of the Fund's current prospectus as the Company may reasonably request (at the Company's expense with respect to other than existing Contract owners). If requested by the Company in lieu thereof, MetLife (or the Fund) shall provide such documentation (including a final copy of the new prospectus as set in type at the Fund's expense) and other assistance as is reasonably necessary in order for the Company once each year (or more frequently if the prospectus for the Fund is amended) to have the prospectus for the Contracts and the Fund's prospectus printed together in one document (such printing to be at the Company's expense with respect to other than existing Contract owners).

3.2 MetLife (or the Fund), at its expense, shall print and provide the Fund's then current statement of additional information free of charge to the Company and to any owner of a Contract or prospective owner who requests such statement.

3.3 The Fund, at its expense, shall provide the Company with copies of its proxy material, reports to shareholders and other communications to shareholders in such quantity as the Company shall reasonably require for distribution (at the Fund's expense) to Contract owners.

3.4 So long as and to the extent that the SEC or its staff continues to interpret the 1940 Act to require pass-through voting privileges for variable contract owners, or if and to the extent required by law, the Company shall: (i) solicit voting instructions from Contract owners; (ii) vote the Fund shares in accordance with instructions received from Contract owners; and (iii) vote Fund shares for which no instructions have been received in the same proportion as Fund shares of such Series for which instructions have been received. The Company reserves the right to vote Fund shares held in any Account in its own right, to the extent permitted by law. The Company shall be responsible for assuring that each Account participating in the Fund calculates voting privileges in a manner consistent with the standards set forth on Schedule A hereto, which standards will also be provided to the other Participating Insurance Companies.

4.       Sales Material and Information.
         ------------------------------

4.1 The Company shall be solely responsible for sales literature or other promotional material in which the Fund, a Series, any subadviser to any Series or MetLife (in its capacity as distributor or adviser of the Fund) is named, the substance of which is contained in the then current prospectus or statement of additional information of the Fund. Other sales literature or other promotional material may also be used by the Company if such sales literature or other promotional material (or the substance thereof) has been previously approved by the Fund or its designee. All other sales literature or other promotional material shall not be used by the Company until it has been approved by the Fund or its designee. The Company shall deliver such draft sales literature or other promotional material to the Fund or its designee, at least thirty Business Days prior to its use. The Fund or such designee shall use commercially reasonable efforts to review sales literature so delivered within ten days.

4.2 The Company shall not give any information or make any representations or statements on behalf of the Fund or concerning the Fund in connection with the sale of the Contracts other than the information or representations contained in the registration statement, prospectus or statement of additional information for the Fund shares, as such registration statement and prospectus or statement of additional information may be amended or supplemented from time to time, or in reports or proxy statements for the Fund, or in sales literature or other promotional material approved by the Fund or its designee or by MetLife, except with the approval of the Fund or MetLife or the designee of either.

4.3      The obligations set forth in Section 4.1 herein shall apply mutatis
                                                                     -------
         mutandis to the Fund and MetLife with respect to each piece of
         --------
         sales literature or other promotional material in which the Company and/or any Account is named.

4.4 The Fund and MetLife shall not give any information or make any representations on behalf of the Company or concerning the Company, any Account or the Contracts other than the information or representations contained in a registration statement or prospectus for the Contracts, as such registration statement and prospectus may be amended or supplemented from time to time, or in published reports for each Account which are in the public domain or approved by the Company for distribution to Contract owners, or in sales literature or other promotional material approved by the Company or its designee, except with the permission of the Company.

4.5 The Fund will provide to the Company at least one complete copy of all registration statements, prospectuses, statements of additional information, shareholder annual, semi-annual or other reports, proxy statements, applications for exemptions, requests for no-action letters and any amendments to any of the above, that relate to any Series, promptly after the filing of each such document with the SEC or any other regulatory authority.

4.6 The Company will provide to the Fund at least one complete copy of all registration statements, prospectuses, statements of additional information, shareholder annual, semi-annual or other reports, solicitations for voting instructions, applications for exemptions, requests for no-action letters and any amendments to any of the above, that relate to the

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

         Contracts or any Account, promptly after the filing of such document with the SEC or any other regulatory authority. Each party hereto will provide to each other party, to the extent it is relevant to the Contracts or the Fund, a copy of any comment letter received from the staff of the SEC or the NASD, and the Company's response thereto, following any examination or inspection by the staff of the SEC or the NASD.

4.7 As used herein, the phrase "sales literature or other promotional material" includes, but is not limited to, advertisements (such as material published, or designed for use in, a newspaper, magazine, or other periodical, radio, television, telephone or tape recording, videotape display, signs or billboards, motion pictures or other public media), sales literature (i.e., any written communication distributed or made generally available to customers or the public, including brochures, circulars, research reports, market letters, form letters, seminar texts, reprints or excerpts of any other advertisement, sales literature or published article), educational or training materials or other communications distributed or made generally available to some or all agents or employees.

5.       Fees and Expenses.
         -----------------

5.1 The Fund and MetLife shall pay no fee or other compensation to the Company under this Agreement, except that if the Fund or any Series adopts and implements a plan pursuant to Rule 12b-1 to finance distribution expenses, then MetLife may make payments to the Company or to the underwriter. Each party acknowledges that MetLife may pay service or administrative fees to the Company and other Participating Insurance Companies pursuant to separate agreements.

6.       Diversification.
         ---------------

6.1 The Fund will at all times invest money from the Contracts in such a manner as to ensure that the Contracts will be treated as variable contracts under the Code and the regulations issued thereunder. Without limiting the scope of the foregoing, the Fund will at all times comply with Section 817(h) of the Code and any Treasury Regulations thereunder relating to the diversification requirements for variable annuity, endowment or life insurance contracts, as from time to time in effect.

7.       Potential Conflicts.
         -------------------

7.1 To the extent required by the Exemptive Order or by applicable law, the Board will monitor the Fund for the existence of any material irreconcilable conflict between the interests of the contract owners of all separate accounts investing in the Fund. An irreconcilable material conflict may arise for a variety of reasons, including: (a) an action by any state insurance regulatory authority; (b) a change in applicable federal or state insurance, tax, or securities laws or regulations, or a public ruling, private letter ruling, no-action or interpretative letter, or any similar action by insurance, tax, or securities regulatory authorities; (c) an administrative or judicial decision in any relevant proceeding;
         (d) the manner in which the investments of any Series are being managed; (e) a difference in voting instructions given by variable annuity contract and variable life insurance contract owners; or
         (f) a decision by an insurer to disregard the voting instructions of contract owners. The Fund shall promptly inform the Company if it determines that an irreconcilable material conflict exists and the implications thereof.

7.2 The Company will report to the Board any potential or existing conflicts between the interests of contract owners of different separate accounts of which the Company is or becomes aware. The Company will assist the Board in carrying out its responsibilities under the Exemptive Order and under applicable law, by providing the Board with all information reasonably necessary for the Board to consider any issues raised. This includes, but is not limited to, an obligation of the Company to inform the Board whenever contract owner voting instructions are disregarded.

7.3 If it is determined by a majority of the Board, or a majority of its disinterested directors, that a material irreconcilable conflict exists, the Company and other Participating Insurance Companies shall, at their expense take whatever steps are necessary to remedy or eliminate the irreconcilable material conflict, which steps could include: (1) withdrawing the assets allocable to some or all of the separate accounts from the Fund or any Series and reinvesting such assets in a different investment medium, including (but not limited to) another series of the Fund, or submitting the question of whether such segregation should be implemented to a vote of all affected Contract owners and, as appropriate, segregating the assets of any appropriate group (i.e., annuity contract owners, life insurance contract owners, or variable contract owners of one or more Participating Insurance Companies) that votes in favor of such segregation, or offering to the affected contract owners the option of making such a change; and
         (2) establishing a new registered management investment company or managed separate account.

7.4 If a material irreconcilable conflict arises because of a decision by the Company to disregard Contract owner voting instructions and that decision represents a minority position or would preclude a majority vote, the Company may be required, at the Fund's election, to withdraw the relevant Account's investment in the Fund and terminate this Agreement; provided, however, that such withdrawal and termination shall be limited to the extent required by such material irreconcilable conflict as determined by a majority of the disinterested members of the Board. Any such withdrawal and termination will take place within six (6) months after the Fund gives written notice that this provision is being implemented.

7.5 If a material irreconcilable conflict arises because a particular state insurance regulator's decision applicable to the Company conflicts with the majority of other state regulators, then the Company will withdraw the affected Account's investment in the Fund and terminate this Agreement within six months after the Board informs the Company in writing that it has determined that such decision has created an irreconcilable material conflict; provided, however, that such withdrawal and termination shall be limited to the extent required by such material irreconcilable conflict as determined by a majority of the disinterested members of the Board.

7.6 For purposes of Sections 7.3 through 7.6 of this Agreement, a majority of the disinterested members of the Board shall determine whether any proposed action adequately remedies any irreconcilable material conflict, but in no event will the Fund be required to establish a new funding medium for the Contracts. The Company shall not be required by Section 7.3 to establish a new funding medium for the Contracts if an offer to do so has been declined by vote of a majority of Contract owners materially adversely affected by the irreconcilable material conflict. In the event that the Board determines that any proposed action does not adequately remedy any irreconcilable material conflict, then the Company will withdraw the Account's investment in the Fund and terminate this Agreement within six (6) months after the Board informs the Company in writing of the foregoing determination, provided, however, that such withdrawal and termination shall be limited to the extent required by any such material irreconcilable conflict as determined by a majority of the disinterested members of the Board.

7.7 If and to the extent that Rule 6e-2 and Rule 6e-3(T) under the 1940 Act are amended, or Rule 6e-3 is adopted, to provide exemptive relief from any provision of the Act or the rules promulgated thereunder with respect to mixed or shared funding (as defined in the Exemptive Order) on terms and conditions materially different from those contained in the Exemptive Order, then (a) the Fund and/or Participating Insurance Companies, as appropriate, shall take such steps as may be necessary to comply with Rules 6e-2 and 6e-3(T), as amended, and Rule 6e-3, as adopted, to the extent such rules are applicable; and (b) Sections 3.4, 7.1, 7.2, 7.3, 7.4, and
         7.5 of this Agreement shall continue in effect only to the extent that terms and conditions substantially identical to such Sections are contained in such Rule(s) as so amended or adopted.

8.       Indemnification.
         ---------------

8.1      Indemnification by the Company

         (a) The Company agrees to indemnify and hold harmless the Fund and each of its Directors and officers and each person, if any, who controls the Fund within the meaning of Section 15 of the 1933 Act (collectively, the "Indemnified Parties" for purposes of this Section 8.1) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of the Company) or litigation (including legal and other expenses), to which the Indemnified Parties may become subject under any statute, regulation, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) or settlements are related to the sale or acquisition of the Fund's shares or the Contracts and: (i) arise out of or are based upon any untrue statements or alleged untrue statements of any material fact contained in the registration statement or prospectus or statement of additional information (if applicable) for the Contracts or contained in the Contracts or sales literature or other promotional material for the Contracts
         (or any amendment or supplement to any of the foregoing), or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, provided that this agreement to indemnify shall not apply as to any Indemnified Party if such statement or omission or such alleged statement or omission was made in reliance upon and in conformity with information furnished to the Company by or on behalf of the Fund for use in the registration statement or prospectus or statement of additional information (if applicable) for the Contracts or in the Contracts or sales literature or other promotional material (or any amendment or supplement) or otherwise for use in connection with the sale of the Contracts or Fund shares; or (ii) arise out of or as a result of statements or representations (other than statements or representations contained in the registration statement, prospectus or statement of additional information (if applicable) or sales literature or other promotional material of the Fund not supplied by the Company, or persons under its control) or wrongful conduct of the Company or persons under its control, with respect to the sale or distribution of the Contracts or Fund Shares; or (iii) arise out of any untrue statement or alleged untrue statement of a material fact contained in any registration statement, prospectus or statement of additional information (if applicable) or sales literature or other promotional material of the Fund or any amendment thereof or supplement thereto or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading if such a statement or omission was made in reliance upon information furnished to the Fund by or on behalf of the Company; or (iv) arise as a result of any failure by the Company to provide the services and furnish the materials under the terms of this Agreement; or (v) arise out of or result from any material breach of any representation and/or warranty made by the Company in this Agreement or arise out of or result from any other material breach of this Agreement by the Company, as limited by and in accordance with the provisions of
         Section 8.1(b) and 8.1(c) hereof.

         (b) The Company shall not be liable under this Section 8.1 with respect to any losses, claims, damages, liabilities or litigation to which an Indemnified Party would otherwise be subject if such loss, claim, damage, liability or litigation is caused by or arises out of such Indemnified Party's willful misfeasance, bad faith or gross negligence or by reason of such Indemnified Party's reckless disregard of obligations or duties under this Agreement or to the Fund, whichever is applicable.

         (c) Each Indemnified Party shall notify the Company of any claim made against an Indemnified Party in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Indemnified Party (or after such Indemnified Party shall have received notice of such service on any designated agent), but failure to notify the Company of any such claim shall not relieve the Company from any liability which it may have to the Indemnified Party against whom such action is brought under this indemnification provision unless the Company's ability to defend against the claim shall have been materially prejudiced by the Indemnified Party's failure to give such notice and shall not in any way relieve the Company from any liability which it may have to the Indemnified Party against whom the action is brought otherwise than on account of this indemnification provision. In case any such action is brought against one or more Indemnified Parties, the Company shall be entitled to participate, at its own expense, in the defense of such action. The Company also shall be entitled to assume the defense thereof, with counsel satisfactory to each Indemnified Party named in the action. After notice from the Company to such party of the Company's election to assume the defense thereof, the Indemnified Party shall bear the fees and expenses of any additional counsel retained by it, and the Company will not be liable to such party under this Agreement for any legal or other expenses subsequently incurred by such party independently in connection with the defense thereof other than reasonable costs of investigation. An Indemnified Party shall not settle any claim involving a remedy other than monetary damages without the prior written consent of the Company.

         (d) The Indemnified Parties will promptly notify the Company of the commencement of any litigation or proceedings against them in connection with the issuance or sale of the Fund Shares or the Contracts or the operation of the Fund.

8.2      Indemnification by MetLife

         (a) MetLife agrees to indemnify and hold harmless the Company and each of its directors and officers and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act (collectively, the "Indemnified Parties" for purposes of this Section 8.2) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of MetLife) or litigation (including legal and other expenses) to which the Indemnified Parties may become subject under any statute or regulation, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) or settlements are related to the sale or acquisition of the Fund's shares or the Contracts and: (i) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the registration statement, prospectus or statement of additional information, or sales literature or other promotional material of the Fund (or any amendment or supplement to any of the foregoing), or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, provided that this agreement to indemnify shall not apply as to any Indemnified Party if such statement or omission or such alleged statement or omission was made in reliance upon and in conformity with information furnished to MetLife or Fund by or on behalf of the Company for use in the registration statement, prospectus or statement of additional information for the Fund or in sales literature or other promotional material (or any amendment or supplement) or otherwise for use in connection with the sale of the Contracts or Fund shares; or (ii) arise out of or as a result of statements or representations (other than statements or representations contained in the registration statement, prospectus or statement of additional information or sales literature or other promotional material for the Contracts not supplied by MetLife or the Fund or persons under their control) or wrongful conduct of MetLife or the Fund or persons under their control, with respect to the sale or distribution of the Contracts or Fund Shares; or (iii) arise out of any untrue statement or alleged untrue statement of a material fact contained in any registration statement, prospectus or statement of additional information or sales literature or other promotional material covering the Contracts, or any amendment thereof or supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon information furnished to the Company by or on behalf of MetLife or the Fund; or (iv) arise as a result of any failure by MetLife or the Fund to provide the services and furnish the materials under the terms of this Agreement (including a failure, whether unintentional or in good faith or otherwise, to comply with the diversification requirements specified in Article VI of this Agreement); or (v) arise out of or result from any material breach of any representation and/or warranty made by MetLife or the Fund in this Agreement or arise out of or result from any other material breach of this Agreement by MetLife or the Fund; as limited by and in accordance with the provisions of Sections 8.2(b) and 8.2(c) hereof.

         (b) MetLife shall not be liable under this Section 8.2 with respect to any losses, claims, damages, liabilities or litigation to which an Indemnified Party would otherwise be subject if such loss, claim, damage, liability or litigation is caused by or arises out of such Indemnified Party's willful misfeasance, bad faith or gross negligence or by reason of such Indemnified Party's reckless disregard of obligations and duties under this Agreement or to the Company or each Account, whichever is applicable.

         (c) Each Indemnified Party shall notify each of MetLife and the Fund of any claim made against the Indemnified Party within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Indemnified Party (or after such Indemnified Party shall have received notice of such service on any designated agent), but failure to notify each of MetLife and the Fund of any such claim shall not relieve MetLife from any liability which it may have to the Indemnified Party against whom such action is brought under this indemnification provision unless MetLife's ability to defend against the claim shall have been materially prejudiced by the Indemnified Party's failure to give such notice and shall not in any way relieve MetLife from any liability which it may have to the Indemnified Party against whom the action is brought otherwise than on account of this indemnification provision. In case any such action is brought against one or more Indemnified Parties, MetLife will be entitled to participate, at their own expense, in the defense thereof. MetLife shall be entitled to assume the defense thereof, with counsel satisfactory to the party named in the action. After notice from MetLife to such party of the election of MetLife to assume the defense thereof, the Indemnified Party shall bear the fees and expenses of any additional counsel retained by it, and MetLife will not be liable to such party under this Agreement for any legal or other expenses subsequently incurred by such party independently in connection with the defense thereof other than reasonable costs of investigation. An Indemnified Party shall not settle any claim involving any remedy other than monetary damages without the prior written consent of MetLife.

         (d) The Company agrees promptly to notify MetLife and the Fund of the commencement of any litigation or proceedings against it or any of its officers or directors in connection with the issuance or sale of the Contracts or the operation of each Account.

9.       Applicable Law.
         --------------

9.1 This Agreement shall be construed and the provisions hereof interpreted under and in accordance with the laws of the State of New York.

9.2 This Agreement shall be subject to the provisions of the 1933, 1934 and 1940 acts, and the rules and regulations and rulings thereunder, including such exemptions from those statutes, rules and regulations as the SEC may grant (including, but not limited to, the Exemptive Order) and the terms hereof shall be interpreted and construed in accordance therewith.

10.      Termination.
         -----------

10.1     This Agreement shall terminate:

         (a) at the option of any party upon 180 days' advance written notice to the other parties; provided, however, that such notice shall not be given earlier than one year following the date of this Agreement; or

         (b) at the option of the Company to the extent that shares of a Series are not reasonably available to meet the requirements of the Contracts as determined by the Company, provided however, that such termination shall apply only to those Series the shares of which are not reasonably available. Prompt notice of the election to terminate for such cause shall be furnished by the Company; or

         (c) at the option of the Fund in the event that formal administrative proceedings are instituted against the Company by the NASD, the SEC, any state insurance department or commissioner or similar insurance regulator or any other regulatory body regarding the Company's duties under this Agreement or related to the sale of the Contracts, with respect to the operation of any Account or the purchase by any Account of Fund shares, provided, however, that the Fund determines in its sole judgment, exercised in good faith, that any such administrative proceedings will have a material adverse effect upon the ability of the Company to perform its obligations under this Agreement; or

         (d) at the option of the Company in the event that formal administrative proceedings are instituted against the Fund or MetLife by the NASD, the SEC or any state securities or insurance department or commissioner or any other regulatory body, provided, however, that the Company determines in its sole judgment exercised in good faith, that any such administrative proceedings will have a material adverse effect upon the ability of the Fund or MetLife to perform its obligations under this Agreement; or

         (e) with respect to any Account, upon requisite authority (by vote of the Contract owners having an interest in such Account or any subaccount thereof, or otherwise) to substitute the shares of another investment company (or separate series thereof) for the shares of any Series in accordance with the terms of the Contracts for which shares of that Series had been selected to serve as the underlying investment medium. The Company will give 90 days' prior written notice to the Fund of the date of any proposed vote to replace the Fund's shares or of the filing by the Company with the SEC of any application relating to any such substitution; or

         (f) at the option of the Company, in the event any shares of any Series are not registered, issued or sold in accordance with applicable state and/or federal law or such law precludes the use of such shares as the underlying investment medium of the Contracts issued or to be issued by the Company; or

         (g) at the option of the Company, if any Series ceases to qualify as a Regulated Investment Company under Subchapter M of the Code or under any successor or similar provision, or if the Company reasonably believes that any Series may fail to so qualify; or

         (h) at the option of the Company, if the Fund fails to meet the diversification requirements specified in Section 6 hereof; or

         (i) at the option of the Fund or MetLife, if (1) the Fund or MetLife, as the case may be, shall determine, in its sole judgment reasonably exercised in good faith, that the Company has suffered a material adverse change in its business or financial condition or is the subject of material adverse publicity and such material adverse change or material adverse publicity will have a material adverse impact on the business and operations of the Fund or MetLife, as the case may be, (2) the Fund or MetLife shall notify the Company in writing of such determination and its intent to terminate this Agreement, and (3) after considering the actions taken by the Company and any other changes in circumstances since the giving of such notice, such determination of the Fund or MetLife shall continue to apply on the sixtieth (60th) day following the giving of such notice, which sixtieth day shall be the effective date of termination; or

         (j) at the option of the Company, if (1) the Company shall determine, in its sole judgment reasonably exercised in good faith, that the Fund or MetLife has suffered a material adverse change in its business or financial condition or is the subject of material adverse publicity and such material adverse change or material adverse publicity will have a material adverse impact upon the business and operations of the Company, (2) the Company shall notify the Fund and MetLife in writing of such determination and its intent to terminate the Agreement, and (3) after considering the actions taken by the Fund and/or MetLife and any other changes in circumstances since the giving of such notice, such determination shall continue to apply on the sixtieth (60th) day following the giving of such notice, which sixtieth day shall be the effective date of termination; or

         (k) in the case of an Account not registered under the 1933 Act or 1940 Act, the Company shall give the Fund 90 days' prior written notice if the Company chooses to cease using any Series as an investment vehicle for such Account.

It is understood and agreed that the right of any party hereto to terminate this Agreement pursuant to Section 10.1(a) may be exercised for any reason or for no reason.

10.2 Notice Requirement. No termination of this Agreement shall be effective unless and until the party terminating this Agreement gives prior written notice to all other parties to this Agreement of its intent to terminate which notice shall set forth the basis for such termination. Furthermore, in the event that any termination is based upon the provisions of Article 7, or the provision of Section 10.1(a), 10.1(i) or 10.1(j) of this Agreement, such prior written notice shall be given in advance of the effective date of termination as required by such provisions; and

10.3     In the event that any termination is based upon the provisions of
         Section 10.1(c) or 10.1(d) of this Agreement, such prior written notice shall be given at least ninety (90) days before the effective date of termination.

10.4 Effect of Termination. Notwithstanding any termination of this Agreement, the Fund and MetLife shall, at the option of the Company, continue to make available additional shares of each Series pursuant to the terms and conditions of this Agreement, for all Contracts in effect on the effective date of termination of this Agreement (hereinafter referred to as "Existing Contracts"). Specifically, without limitation, the owners of the Existing Contracts shall be permitted to reallocate investments in the Fund, redeem investments in the Fund and/or invest in the Fund upon the making of additional purchase payments under the Existing Contracts. The parties agree that this Section 10.4 shall not apply to any terminations under
         Section 10.1(b) or Section 7, and in the case of terminations under
         Section 7 terminations, the effect of such terminations shall be governed by Section 7 of this Agreement.

11.      Notices.
         -------

Any notice shall be sufficiently given when sent by registered or certified mail to the other party at the address of such party set forth below or at such other address as such party may from time to time specify in writing to the other party.

If to the Fund or to MetLife:

                  One Madison Avenue
                  New York, New York 10010
                  Attention: Christopher P. Nicholas, Associate General Counsel

If to the Company:

                  General American Life Insurance Company
                  700 Market Street
                  St. Louis, Missouri 63101
                  Attention: Christopher A. Martin, Counsel

12.      Miscellaneous.
         -------------

12.1 A copy of the Articles of Incorporation establishing the Fund is on file with the Secretary of the State of Maryland, and notice is hereby given that this Agreement is executed on behalf of the Fund by officers of the Fund as officers and not individually and that the obligations of or arising out of this Agreement are not binding upon any of the directors, officers or shareholders of the Fund individually but are binding only upon the assets and property belonging to the Series.

12.2 Subject to the requirements of legal process and regulatory authority, each party hereto shall treat as confidential the names and addresses of the owners of the Contracts and all information reasonably identified as confidential in writing by any other party hereto and, except as permitted by this Agreement, shall not disclose, disseminate or utilize such names and addresses and other confidential information until such time as it may come into the public domain without the express written consent of the affected party.

12.3 The captions in this Agreement are included for convenience of reference only and in no way define or delineate any of the provisions hereof or otherwise affect their construction or effect.

12.4 This Agreement may be executed simultaneously in two or more counterparts, each of which taken together shall constitute one and the same instrument.

12.5 If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of the Agreement shall not be affected thereby.

12.6 Each party hereto shall cooperate with each other party and all appropriate governmental authorities (including without limitation the SEC, the NASD and state insurance regulators) and shall permit such authorities reasonable access to its books and records in connection with any investigation or inquiry relating to this Agreement or the transactions contemplated hereby.

12.7 The rights, remedies and obligations contained in this Agreement are cumulative and are in addition to any and all rights, remedies and obligations, at law or in equity, which the parties hereto are entitled to under state and federal laws.

         IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed in its name and on its behalf by its duly authorized representative and its seal to be hereunder affixed hereto as of the date specified below.



GENERAL AMERICAN LIFE INSURANCE COMPANY

By:  /s/ Bernard H Wolzenski
    -----------------------------------
      Name: Bernard H. Wolzenski
      Title: Executive Vice President

Date: May 1, 2000



METROPOLITAN SERIES FUND, INC.

By:  /s/ Christopher P. Nicholas
    -----------------------------------
      Name: Christopher P. Nicholas
      Title: President and Chief Operating Officer

Date: May 1, 2000



METROPOLITAN LIFE INSURANCE COMPANY

By:  /s/ Barbara Hume
    -----------------------------------
         Name: Barbara Hume
         Title: Vice-President

Date: May 1, 2000

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





                           PARTICIPATION AGREEMENT
                                    Among
                       METROPOLITAN SERIES FUND, INC.
                     METROPOLITAN LIFE INSURANCE COMPANY
                                     and
                   GENERAL AMERICAN LIFE INSURANCE COMPANY

                                 SCHEDULE A


With respect to each Account, all shares of each Series attributable to such policies and contracts for which no owner instructions have been received by the Company and all shares of the Series attributable to charges assessed by the Company against such policies and contracts will be voted for, voted against, or withheld from voting on any proposal in the same proportions as are the shares for which owner instructions have been received by the Company with respect to policies or contracts issued by such Account. To the extent the Company has so agreed with respect to an Account not registered with the SEC under the 1940 Act, all shares of each Series held by the Account will be voted for, voted against or withheld from voting on any proposal in the same proportions as are the shares of such Series for which contract owners' voting instructions have been received. If the Company has not so agreed, the shares of each Series attributable to such unregistered Account will be voted for, voted against, or withheld from voting on any proposal in the same proportions as are all other shares for which the Company has received voting instructions.

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

                               EXHIBIT 1(8)(h)
                           PARTICIPATION AGREEMENT
                                    Among
                          NEW ENGLAND ZENITH FUND,
                  NEW ENGLAND INVESTMENT MANAGEMENT, INC.,
                     NEW ENGLAND SECURITIES CORPORATION
                                     and
                   GENERAL AMERICAN LIFE INSURANCE COMPANY

         AGREEMENT, made and entered into as of the 1st day of May, 2000 by and among NEW ENGLAND ZENITH FUND, a business trust organized under the laws of the Commonwealth of Massachusetts ( the "Fund"), General American Life Insurance Company (the "Company") on its own behalf and on behalf of Separate Account Eleven and any other current or future separate account which invests in the Fund (each an "Account"), each a separate account of the Company, NEW ENGLAND INVESTMENT MANAGEMENT, INC. (the "Adviser") and NEW ENGLAND SECURITIES CORPORATION (the "Underwriter").

         WHEREAS, the Fund is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act") and its shares are registered under the Securities Act of 1933, as amended (hereinafter the "1933 Act"); and

         WHEREAS, the Fund serves as an investment vehicle underlying variable life insurance policies and variable annuity contracts
(collectively, "Variable Insurance Products") offered by insurance companies ("Participating Insurance Companies"); and

         WHEREAS, the beneficial interest in the Fund is divided into several series of shares, each representing the interest in a particular managed portfolio of securities and other assets; and

         WHEREAS, the Fund has obtained an order from the Securities and Exchange Commission ("SEC") granting Participating Insurance Companies and variable annuity and variable life insurance separate accounts exemptions from certain provisions of the 1940 Act and certain rules and regulations thereunder, to the extent necessary to permit shares of the Fund to be sold to and held by both variable annuity and variable life insurance separate accounts of both affiliated and unaffiliated life insurance companies (hereinafter the "Shared Funding Exemptive Order"); and

         WHEREAS, the Adviser acts as the investment adviser and/or administrator or subadministrator to each series of the Fund and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended; and

         WHEREAS, the Company has registered or will register certain variable life and/or variable annuity contracts under the 1933 Act, if required;

         WHEREAS, the Company has registered or will register each Account as a unit investment trust under the 1940 Act, if required;

         WHEREAS, the Underwriter is registered as a broker dealer with the SEC under the Securities Exchange Act of 1934, as amended (the "1934 Act"), and is a member in good standing of the National Association of Securities Dealers, Inc. (the "NASD"); and

         WHEREAS, to the extent permitted by applicable insurance laws and regulations, the Company intends to purchase shares of certain series of the Fund (the "Series") on behalf of each Account to fund certain variable life and variable annuity contracts (each, a "Contract") and the Underwriter is authorized to sell such shares to each Account at net asset value;

         NOW, THEREFORE, in consideration of their mutual promises, the Company, the Fund and the Underwriter agree as follows:

1.       Sale of Fund Shares.

1.1 Subject to the terms of the Distribution Agreement in effect from time to time between the Fund and the Underwriter, the Underwriter agrees to sell to the Company those shares of each Series which each Account orders, executing such orders on a daily basis at the net asset value next computed after receipt by the Fund or its designee of the order for the shares of the Fund. For purposes of this Section 1.1 and Section 1.4, the Company is the Fund's designee. "Business Day" shall mean any day on which the New York Stock Exchange is open for trading and on which the Fund calculates the net asset value of shares of the Series. The Company shall use commercially reasonable efforts to communicate notice of orders for the purchase of Shares of each Series to the Fund's custodian by 10:00 a.m. Eastern time on the following Business Day (the "Next Business Day"), and the Company and the Fund shall each use commercially reasonable efforts to wire (or cause to be wired) funds to the other, for the purpose of settling net purchase orders or orders of redemption, by 3:00 p.m. of the Next Business Day.

1.2 The Fund agrees to make its shares available for purchase at the applicable net asset value per share by the Company and its Accounts on those days on which the Fund calculates its net asset value. The Fund agrees to use reasonable efforts to calculate such net asset value on each day which the New York Stock Exchange is open for trading. Notwithstanding the foregoing, the Board of Trustees of the Fund (hereinafter the "Board" or the "Trustees") may refuse to sell shares of any Series to any person, or suspend or terminate the offering of shares of any Series, if such action is required by law or by regulatory authorities having jurisdiction or is, in the sole discretion of the Trustees acting in good faith and in light of their fiduciary duties under federal and any applicable state laws, in the best interests of the shareholders of such Series.

1.3 The Fund and the Underwriter agree that shares of the Fund will be sold only to Participating Insurance Companies and their separate accounts, or to other purchasers of the kind specified in Treas. Reg. Section 1.817-5 (f)(3) (or any successor regulation) as from time to time in effect.

1.4 The Fund agrees to redeem, on the Company's request, any full or fractional shares of the Fund held by the Company, executing such requests on a daily basis at the net asset value next computed after receipt by the Fund or its designee of the request for redemption. The Company shall use commercially reasonable efforts to communicate notice of orders for the redemption of Shares of each Series to the Fund's custodian by 10:00 a.m. Eastern time on the Next Business Day, and the Company and the Fund shall each use commercially reasonable efforts to wire (or cause to be wired) funds to the other, for the purpose of settling net purchase orders or orders of redemption, by 3:00 p.m. of the Next Business Day.

1.5 The Company agrees that all purchases and redemptions by it of the shares of each Series will be in accordance with the provisions of the then current prospectus and statement of additional information of the Fund for the respective Series and in accordance with any procedures that the Fund, the Underwriter or the Fund's transfer agent may have established governing purchases and redemptions of shares of the Series generally.

1.6 The Company shall pay for Fund shares on the next Business Day after an order to purchase Fund shares is made in accordance with the provisions of Section 1.1. hereof. Payment shall be in federal funds transmitted by wire to the Fund's custodian.

1.7 Issuance and transfer of the Funds' shares will be by book entry only. Share certificates will not be issued. Shares ordered from the Fund will be recorded on the transfer records of the Fund in an appropriate title for each Account or the appropriate subaccount of each Account.

1.8 The Fund shall furnish same day notice (by e-mail, fax or telephone, followed by written confirmation) to the Company of any income, dividends or capital gain distributions payable on the shares of any Series. The Company hereby elects to receive all such income dividends and capital gain distributions as are payable on the Series shares in additional shares of that Series. The Company reserves the right to revoke this election and to receive all such income dividends and capital gain distributions in cash. The Fund shall notify the Company of the number of shares so issued as payment of such dividends and distributions.

1.9 The Fund shall make the net asset value per share for each Series available to the Company on a daily basis as soon as reasonably practical after the net asset value per share is calculated and shall use its best efforts to make such net asset value per share available by 7:00 p.m. Eastern time. The Fund shall furnish the Company's daily share balance to the Company as soon as reasonably practicable.

2.       Representations and Warranties.
         ------------------------------

2.1 The Company represents and warrants that each Contract shall be either (i) registered, or prior to the purchase of shares of any Series in connection with the funding of such Contract, will be registered under the 1933 Act or (ii) exempt from such registration; that the Contracts will be issued and sold in compliance in all material respects with all applicable federal and state laws, including all applicable customer suitability requirements. The Company further represents and warrants that it is an insurance company duly organized and in good standing under applicable law and that it has legally and validly established each Account as a separate account pursuant to relevant state insurance law prior to any issuance or sale of any Contract by such Account and that each Account shall be either (i) registered or, prior to any issuance or sale of the Contracts, will register each Account as a unit investment trust in accordance with the provisions of the 1940 Act; or (ii) exempt from such registration.

2.2 The Fund represents and warrants that Fund shares sold pursuant to this Agreement shall be registered under the 1933 Act, duly authorized for issuance and sold in compliance with the laws of the Commonwealth of Massachusetts and all applicable federal and state securities laws and that the Fund is and shall remain registered under the 1940 Act. The Fund agrees that it will amend the registration statement for its shares under the 1933 Act and the 1940 Act from time to time as required in order to permit the continuous public offering of its shares in accordance with the 1933 Act. The Fund shall register and qualify the shares for sale in accordance with the laws of the various states only if and to the extent deemed advisable by the Fund or the Underwriter.

2.3 The Fund represents that each Series is currently qualified as a "regulated investment company" under subchapter M of the Internal Revenue Code of 1986, as amended, (the "Code") and agrees that it will make every effort to maintain such qualification (under Subchapter M or any successor or similar provision) and that it will notify the Company promptly upon having a reasonable basis for believing that it has ceased to so qualify or that it might not so qualify in the future.

2.4 Subject to Section 6.1, the Company represents that the Contracts are currently treated as endowment, annuity or life insurance contracts under applicable provisions of the Code and agrees that it will make every effort to maintain such treatment and that it will notify the Fund and the Underwriter immediately upon having a reasonable basis for believing that the Contracts have ceased to be so treated or that they might not be so treated in the future.

2.5 The Fund makes no representation as to whether any aspect of its operations (including, but not limited to, fees and expenses and investment policies) complies with the insurance laws or regulations of the various states.

2.6 The Underwriter represents and warrants that it is a member in good standing of the NASD and is registered as a broker-dealer with the SEC.

2.7 The Underwriter further represents that it will sell and distribute the Fund shares in accordance with all applicable state and federal securities laws, including without limitation the 1933 Act, the 1934 Act and the 1940 Act.

2.8 The Fund represents that it is lawfully organized and validly existing under the laws of the Commonwealth of Massachusetts and that it does and will comply in all material respects with the 1940 Act.

2.9 Each of the Fund, the Adviser and the Underwriter represent and warrant that all of their directors, officers and employees dealing with the money and/or securities of the Fund are and shall continue to be at all times covered by a blanket fidelity bond or similar coverage in an amount, in the case of the Adviser and the Underwriter, of not less than $5,000,000 and, in the case of the Fund, not less than the minimal coverage as required by Rule 17g-1 under the 1940 Act or any successor regulations as may be promulgated from time to time. Each aforesaid bond shall include coverage for larceny and embezzlement of Fund assets and shall be issued by a reputable bonding company.

2.10 The Company represents and warrants that all of its directors, officers, employees and other individuals/entities dealing with the money and/or securities representing amounts intended for the purchase of shares of the Fund or proceeds of the redemption of shares of the Fund are and shall continue to be at all times covered by a blanket fidelity bond or similar coverage in an amount not less than $5,000,000. The aforesaid Bond shall include coverage for larceny and embezzlement of Fund assets and shall be issued by a reputable bonding company.

2.11 The Company represents and warrants that it will not, without the prior written consent of the Fund and the Adviser, purchase Fund shares with Account assets derived from the sale of Contracts to individuals or entities which would cause the investment policies of any Series to be subject to any limitations not in the Fund's then current prospectus or statement of additional information with respect to any Series.

3.       Prospectuses and Proxy Statements; Voting.
         -----------------------------------------

3.1 The Underwriter (or the Fund) shall provide the Company with as many copies of the Fund's current prospectus as the Company may reasonably request (at the Company's expense with respect to other than existing Contract owners). If requested by the Company in lieu thereof, the Underwriter (or the Fund) shall provide such documentation (including a final copy of the new prospectus as set in type at the Fund's expense) and other assistance as is reasonably necessary in order for the Company once each year (or more frequently if the prospectus for the Fund is amended) to have the prospectus for the Contracts and the Fund's prospectus printed together in one document (such printing to be at the Company's expense with respect to other than existing Contract owners).

3.2 The Underwriter (or the Fund), at its expense, shall print and provide the Fund's then current statement of additional information free of charge to the Company and to any owner of a Contract or prospective owner who requests such statement.

3.3 The Fund, at its expense, shall provide the Company with copies of its proxy material, reports to shareholders and other communications to shareholders in such quantity as the Company shall reasonably require for distribution (at the Fund's expense) to Contract owners.

3.4 So long as and to the extent that the SEC or its staff continues to interpret the 1940 Act to require pass-through voting privileges for variable contract owners, or if and to the extent required by law, the Company shall: (i) solicit voting instructions from Contract owners; (ii) vote the Fund shares in accordance with instructions received from Contract owners; and (iii) vote Fund shares for which no instructions have been received in the same proportion as Fund shares of such Series for which instructions have been received. The Company reserves the right to vote Fund shares held in any Account in its own right, to the extent permitted by law. The Company shall be responsible for assuring that each Account participating in the Fund calculates voting privileges in a manner consistent with the standards set forth on Schedule A hereto, which standards will also be provided to the other Participating Insurance Companies.

4.       Sales Material and Information.
         ------------------------------

4.1 The Company shall be solely responsible for sales literature or other promotional material, in which the Fund, a Series, the Adviser, any subadviser to any Series, or the Underwriter (in its capacity as distributor of the Fund) is named, the substance of which is contained in the then current prospectus or statement of additional information of the Fund. Other sales literature or other promotional material may also be used by the Company if such sales literature or other promotional material (or the substance thereof) has been previously approved by the Fund or its designee. All other sales literature or other promotional material shall not be used by the Company until it has been approved by the Fund or its designee. The Company shall deliver such draft sales literature or other promotional material to the Fund or its designee at least thirty Business days prior to its use. The Fund or such designee shall use commercially reasonable efforts to review sales literature so delivered within ten days.

4.2 The Company shall not give any information or make any representations or statements on behalf of the Fund or concerning the Fund in connection with the sale of the Contracts other than the information or representations contained in the registration statement, prospectus or statement of additional information for the Fund shares, as such registration statement and prospectus or statement of additional information may be amended or supplemented from time to time, or in reports or proxy statements for the Fund, or in sales literature or other promotional material approved by the Fund or its designee or by the Underwriter, except with the approval of the Fund or the Underwriter or the designee of either.

4.3      The obligations set forth in Section 4.1 herein shall apply mutatis
                                                                     -------
         mutandis to the Fund and the Underwriter with respect to each piece
         --------
         of sales literature or other promotional material in which the Company and/or any Account is named.

4.4 The Fund and the Underwriter shall not give any information or make any representations on behalf of the Company or concerning the Company, any Account or the Contracts other than the information or representations contained in a registration statement or prospectus for the Contracts, as such registration statement and prospectus may be amended or supplemented from time to time, or in published reports for each Account which are in the public domain or approved by the Company for distribution to Contract

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

         owners, or in sales literature or other promotional material approved by the Company or its designee, except with the permission of the Company.

4.5 The Fund will provide to the Company at least one complete copy of all registration statements, prospectuses, statements of additional information, shareholder annual, semi-annual or other reports, proxy statements, applications for exemptions, requests for no-action letters and any amendments to any of the above, that relate to any Series, promptly after the filing of each such document with the SEC or any other regulatory authority.

4.6 The Company will provide to the Fund at least one complete copy of all registration statements, prospectuses, statements of additional information, shareholder annual, semi-annual or other reports, solicitations for voting instructions, applications for exemptions, requests for no-action letters and any amendments to any of the above, that relate to the Contracts or any Account, promptly after the filing of such document with the SEC or any other regulatory authority. Each party hereto will provide to each other party, to the extent it is relevant to the Contracts or the Fund, a copy of any comment letter received from the staff of the SEC or the NASD, and the Company's response thereto, following any examination or inspection by the staff of the SEC or the NASD.

4.7 As used herein, the phrase "sales literature or other promotional material" includes, but is not limited to, advertisements (such as material published, or designed for use in, a newspaper, magazine, or other periodical, radio, television, telephone or tape recording, videotape display, signs or billboards, motion pictures or other public media), sales literature (i.e., any written communication distributed or made generally available to customers or the public, including brochures, circulars, research reports, market letters, form letters, seminar texts, reprints or excerpts of any other advertisement, sales literature or published article), educational or training materials or other communications distributed or made generally available to some or all agents or employees.

5.       Fees and Expenses.
         -----------------

5.1 The Fund, the Adviser and the Underwriter shall pay no fee or other compensation to the Company under this agreement, except that if the Fund or any Series adopts and implements a plan pursuant to Rule 12b-1 to finance distribution expenses, then the Fund may make payments to the Underwriter or to the Company. Each party acknowledges that the Adviser may pay service or administrative fees to the Company and other Participating Insurance Companies pursuant to separate agreements.

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

6.       Diversification.
         ---------------

6.1 The Fund will at all times invest money from the Contracts in such a manner as to ensure that the Contracts will be treated as variable contracts under the Code and the regulations issued thereunder. Without limiting the scope of the foregoing, the Fund will at all times comply with Section 817(h) of the Code and any Treasury Regulations thereunder relating to the diversification requirements for variable annuity, endowment or life insurance contracts, as from time to time in effect.

7.       Potential Conflicts.
         -------------------

7.1 To the extent required by the Shared Funding Exemptive Order or by applicable law, the Board of Trustees of the Fund (the "Board") will monitor the Fund for the existence of any material irreconcilable conflict between the interests of the contract owners of all separate accounts investing in the Fund. An irreconcilable material conflict may arise for a variety of reasons, including: (a) an action by any state insurance regulatory authority; (b) a change in applicable federal or state insurance, tax, or securities laws or regulations, or a public ruling, private letter ruling, no-action or interpretative letter, or any similar action by insurance, tax, or securities regulatory authorities; (c) an administrative or judicial decision in any relevant proceeding;
         (d) the manner in which the investments of any Series are being managed; (e) a difference in voting instructions given by variable annuity contract and variable life insurance contract owners; or
         (f) a decision by an insurer to disregard the voting instructions of contract owners. The Fund shall promptly inform the Company if it determines that an irreconcilable material conflict exists and the implications thereof.

7.2 The Company will report to the Board any potential or existing conflicts between the interests of contract owners of different separate accounts of which the Company is or becomes aware. The Company will assist the Board in carrying out its responsibilities under the Shared Funding Exemptive Order and under applicable law, by providing the Board with all information reasonably necessary for the Board to consider any issues raised. This includes, but is not limited to, an obligation of the Company to inform the Board whenever contract owner voting instructions are disregarded.

7.3 If it is determined by a majority of the Board, or a majority of its disinterested trustees, that a material irreconcilable conflict exists, the Company and other Participating Insurance Companies shall, at their expense take whatever steps are necessary to remedy or eliminate the irreconcilable material conflict, which steps could include: (1) withdrawing the assets allocable to some or all of the separate accounts from the Fund or any Series and reinvesting such assets in a different investment medium, including (but not limited to) another series of the Fund, or submitting the question of whether such segregation should be implemented to a vote of all affected Contract owners and, as appropriate, segregating the assets of any appropriate group (i.e., annuity contract owners, life insurance contract owners, or variable contract owners of one or more Participating Insurance Companies) that votes in favor of such segregation, or offering to the affected contract owners the option of making such a change; and
         (2) establishing a new registered management investment company or managed separate account.

7.4 If a material irreconcilable conflict arises because of a decision by the Company to disregard Contract owner voting instructions and that decision represents a minority position or would preclude a majority vote, the Company may be required, at the Fund's election, to withdraw the relevant Account's investment in the Fund and terminate this Agreement; provided, however, that such withdrawal and termination shall be limited to the extent required by such material irreconcilable conflict as determined by a majority of the disinterested members of the Board. Any such withdrawal and termination will take place within six (6) months after the Fund gives written notice that this provision is being implemented.

7.5 If a material irreconcilable conflict arises because a particular state insurance regulator's decision applicable to the Company conflicts with the majority of other state regulators, then the Company will withdraw the affected Account's investment in the Fund and terminate this Agreement within six months after the Board informs the Company in writing that it has determined that such decision has created an irreconcilable material conflict; provided, however, that such withdrawal and termination shall be limited to the extent required by such material irreconcilable conflict as determined by a majority of the disinterested members of the Board.

7.6 For purposes of Sections 7.3 through 7.6 of this Agreement, a majority of the disinterested members of the Board shall determine whether any proposed action adequately remedies any irreconcilable material conflict, but in no event will the Fund be required to establish a new funding medium for the Contracts. The Company shall not be required by Section 7.3 to establish a new funding medium for the Contracts if an offer to do so has been declined by vote of a majority of Contract owners materially adversely affected by the irreconcilable material conflict. In the event that the Board determines that any proposed action does not adequately remedy any irreconcilable material conflict, then the Company will withdraw the Account's investment in the Fund and terminate this Agreement within six (6) months after the Board informs the Company in writing of the foregoing determination, provided, however, that such withdrawal and termination shall be limited to the extent required by any such material irreconcilable conflict as determined by a majority of the disinterested members of the Board.

7.7 If and to the extent that Rule 6e-2 and Rule 6e-3(T) under the 1940 Act are amended, or Rule 6e-3 is adopted, to provide exemptive relief from any provision of the Act or the rules promulgated thereunder with respect to mixed or shared funding (as defined in the Shared Funding Exemptive Order) on terms and conditions materially different from those contained in the Shared Funding Exemptive Order, then (a) the Fund and/or Participating Insurance Companies, as appropriate, shall take such steps as may be necessary to comply with Rules 6e-2 and 6e-3(T), as amended, and Rule 6e-3, as adopted, to the extent such rules are applicable; and
         (b) Sections 3.4, 7.1, 7.2, 7.3, 7.4, and 7.5 of this Agreement shall continue in effect only to the extent that terms and conditions substantially identical to such Sections are contained in such Rule(s) as so amended or adopted.


8.       Indemnification.
         ---------------

8.1      Indemnification by the Company

         (a) The Company agrees to indemnify and hold harmless the Fund and each of its Trustees and officers and each person, if any, who controls the Fund within the meaning of Section 15 of the 1933 Act (collectively, the "Indemnified Parties" for purposes of this Section 8.1) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of the Company) or litigation (including legal and other expenses), to which the Indemnified Parties may become subject under any statute, regulation, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) or settlements are related to the sale or acquisition of the Fund's shares or the Contracts and: (i) arise out of or are based upon any untrue statements or alleged untrue statements of any material fact contained in the registration statement or prospectus or statement of additional information (if applicable) for the Contracts or contained in the Contracts or sales literature or other promotional material for the Contracts (or any amendment or supplement to any of the foregoing), or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, provided that this agreement to indemnify shall not apply as to any Indemnified Party if such statement or omission or such alleged statement or omission was made in reliance upon and in conformity with information furnished to the Company by or on behalf of the Fund for use in the registration statement or prospectus or statement of additional information (if applicable) for the Contracts or in the Contracts or sales literature or other promotional material (or any amendment or supplement) or otherwise for use in connection with the sale of the Contracts or Fund shares; or (ii) arise out of or as a result of statements or representations (other than statements or representations contained in the registration statement, prospectus or statement of additional information (if applicable) or sales literature or other promotional material of the Fund not supplied by the Company, or persons under its control) or wrongful conduct of the Company or persons under its control, with respect to the sale or distribution of the Contracts or Fund Shares; or (iii) arise out of any untrue statement or alleged untrue statement of a material fact contained in any registration statement, prospectus or statement of additional information (if applicable) or sales literature or other promotional material of the Fund or any amendment thereof or supplement thereto or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading if such a statement or omission was made in reliance upon information furnished to the Fund by or on behalf of the Company; or (iv) arise as a result of any failure by the Company to provide the services and furnish the materials under the terms of this Agreement; or (v) arise out of or result from any material breach of any representation and/or warranty made by the Company in this Agreement or arise out of or result from any other material breach of this Agreement by

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

         the Company, as limited by and in accordance with the provisions of
         Section 8.1(b) and 8.1(c) hereof.

         (b) The Company shall not be liable under this Section 8.1 with respect to any losses, claims, damages, liabilities or litigation to which an Indemnified Party would otherwise be subject if such loss, claim, damage, liability or litigation is caused by or arises out of such Indemnified Party's willful misfeasance, bad faith or gross negligence or by reason of such Indemnified Party's reckless disregard of obligations or duties under this Agreement or to the Fund, whichever is applicable.

         (c) Each Indemnified Party shall notify the Company of any claim made against an Indemnified Party in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Indemnified Party (or after such Indemnified Party shall have received notice of such service on any designated agent), but failure to notify the Company of any such claim shall not relieve the Company from any liability which it may have to the Indemnified Party against whom such action is brought under this indemnification provision unless the Company's ability to defend against the claim shall have been materially prejudiced by the Indemnified Party's failure to give such notice and shall not in any way relieve the Company from any liability which it may have to the Indemnified Party against whom the action is brought otherwise than on account of this indemnification provision. In case any such action is brought against one or more Indemnified Parties, the Company shall be entitled to participate, at its own expense, in the defense of such action. The Company also shall be entitled to assume the defense thereof, with counsel satisfactory to each Indemnified Party named in the action. After notice from the Company to such party of the Company's election to assume the defense thereof, the Indemnified Party shall bear the fees and expenses of any additional counsel retained by it, and the Company will not be liable to such party under this Agreement for any legal or other expenses subsequently incurred by such party independently in connection with the defense thereof other than reasonable costs of investigation. An Indemnified Party shall not settle any claim involving a remedy other than monetary damages without the prior written consent of the Company.

         (d) The Indemnified Parties will promptly notify the Company of the commencement of any litigation or proceedings against them in connection with the issuance or sale of the Fund Shares or the Contracts or the operation of the Fund.

8.2      Indemnification by the Adviser and the Underwriter

         (a) The Adviser and the Underwriter agree to indemnify and hold harmless the Company and each of its directors and officers and each person, if any, who controls the Company within the meaning of
         Section 15 of the 1933 Act (collectively, the "Indemnified Parties" for purposes of this Section 8.2) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of the Adviser and the Underwriter) or litigation (including legal and other expenses) to which the Indemnified Parties may become subject under any statute, regulation, at common law or otherwise,

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

         insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) or settlements are related to the sale or acquisition of the Fund's shares or the Contracts and: (i) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the registration statement, prospectus or statement of additional information, or sales literature or other promotional material of the Fund (or any amendment or supplement to any of the foregoing), or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, provided that this agreement to indemnify shall not apply as to any Indemnified Party if such statement or omission or such alleged statement or omission was made in reliance upon and in conformity with information furnished to the Adviser, the Underwriter, or Fund by or on behalf of the Company for use in the registration statement, prospectus or statement of additional information for the Fund or in sales literature or other promotional material (or any amendment or supplement) or otherwise for use in connection with the sale of the Contracts or Fund shares; or (ii) arise out of or as a result of statements or representations (other than statements or representations contained in the registration statement, prospectus or statement of additional information or sales literature or other promotional material for the Contracts not supplied by the Adviser, the Underwriter or the Fund or persons under their control) or wrongful conduct of the Adviser, the Underwriter or the Fund or persons under their control, with respect to the sale or distribution of the Contracts or Fund Shares; or (iii) arise out of any untrue statement or alleged untrue statement of a material fact contained in any registration statement, prospectus or statement of additional information or sales literature or other promotional material covering the Contracts, or any amendment thereof or supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon information furnished to the Company by or on behalf of the Adviser, the Underwriter, or the Fund; or (iv) arise as a result of any failure by the Adviser, the Underwriter or the Fund to provide the services and furnish the materials under the terms of this Agreement (including a failure, whether unintentional or in good faith or otherwise, to comply with the diversification requirements specified in Article VI of this Agreement); or (v) arise out of or result from any material breach of any representation and/or warranty made by the Adviser, the Underwriter, or the Fund in this Agreement or arise out of or result from any other material breach of this Agreement by the Adviser, the Underwriter, or the Fund; as limited by and in accordance with the provisions of Sections 8.2(b) and 8.2(c) hereof.

         (b) Neither the Adviser nor the Underwriter shall be liable under this Section 8.2 with respect to any losses, claims, damages, liabilities or litigation to which an Indemnified Party would otherwise be subject if such loss, claim, damage, liability or litigation is caused by or arises out of such Indemnified Party's willful misfeasance, bad faith or gross negligence or by reason of such Indemnified Party's reckless disregard of obligations and duties under this Agreement or to the Company or each Account, whichever is applicable.

         (c) Each Indemnified Party shall notify each of the Adviser, the Underwriter, and the Fund of any claim made against the Indemnified Party within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Indemnified Party (or after such Indemnified Party shall have received notice of such service on any designated agent), but failure to notify each of the Adviser, the Underwriter, and the Fund of any such claim shall not relieve the Adviser or the Underwriter from any liability which it may have to the Indemnified Party against whom such action is brought under this indemnification provision unless the Adviser or the Underwriter's ability to defend against the claim shall have been materially prejudiced by the Indemnified Party's failure to give such notice and shall not in any way relieve the Adviser or the Underwriter from any liability which it may have to the Indemnified Party against whom the action is brought otherwise than on account of this indemnification provision. In case any such action is brought against one or more Indemnified Parties, the Adviser and the Underwriter will be entitled to participate, at their own expense, in the defense thereof. The Adviser and/or the Underwriter shall be entitled to assume the defense thereof, with counsel satisfactory to the party named in the action. After notice from the Adviser and/or the Underwriter to such party of the election of the Adviser and/or the Underwriter to assume the defense thereof, the Indemnified Party shall bear the fees and expenses of any additional counsel retained by it, and the Adviser and/or the Underwriter will not be liable to such party under this Agreement for any legal or other expenses subsequently incurred by such party independently in connection with the defense thereof other than reasonable costs of investigation. An Indemnified Party shall not settle any claim involving any remedy other than monetary damages without the prior written consent of the Adviser and/or the Underwriter.

         (d) The Company agrees promptly to notify the Adviser, the Underwriter and the Fund of the commencement of any litigation or proceedings against it or any of its officers or directors in connection with the issuance or sale of the Contracts or the operation of each Account.

9.       Applicable Law.
         --------------

9.1 This Agreement shall be construed and the provisions hereof interpreted under and in accordance with the laws of the Commonwealth of Massachusetts.

9.2 This Agreement shall be subject to the provisions of the 1933, 1934 and 1940 acts, and the rules and regulations and rulings thereunder, including such exemptions from those statutes, rules and regulations as the SEC may grant (including, but not limited to, the Shared Funding Exemptive Order) and the terms hereof shall be interpreted and construed in accordance therewith.

10.      Termination.
         -----------

10.1     This Agreement shall terminate:

         (a) at the option of any party upon 180 days' advance written notice to the other parties; provided, however, that such notice shall not be given earlier than one year following the date of this Agreement; or

         (b) at the option of the Company to the extent that shares of a Series are not reasonably available to meet the requirements of the Contracts as determined by the Company, provided however, that such termination shall apply only to those Series the shares of which are not reasonably available. Prompt notice of the election to terminate for such cause shall be furnished by the Company; or

         (c) at the option of the Fund in the event that formal administrative proceedings are instituted against the Company by the NASD, the SEC, any state insurance department or commissioner or similar insurance regulator or any other regulatory body regarding the Company's duties under this Agreement or related to the sale of the Contracts, with respect to the operation of any Account or the purchase by any Account of Fund shares, provided, however, that the Fund determines in its sole judgment, exercised in good faith, that any such administrative proceedings will have a material adverse effect upon the ability of the Company to perform its obligations under this Agreement; or

         (d) at the option of the Company in the event that formal administrative proceedings are instituted against the Fund, the Adviser or the Underwriter by the NASD, the SEC or any state securities or insurance department or commissioner or any other regulatory body, provided, however, that the Company determines in its sole judgment exercised in good faith, that any such administrative proceedings will have a material adverse effect upon the ability of the Fund, the Adviser or the Underwriter to perform its obligations under this Agreement; or

         (e) with respect to any Account, upon requisite authority (by vote of the Contract owners having an interest in such Account or any subaccount thereof, or otherwise) to substitute the shares of another investment company (or separate series thereof) for the shares of any Series in accordance with the terms of the Contracts for which shares of that Series had been selected to serve as the underlying investment medium. The Company will give 90 days' prior written notice to the Fund of the date of any proposed vote to replace the Fund's shares or of the filing by the Company with the SEC of any application relating to any such substitution; or

         (f) at the option of the Company, in the event any shares of any Series are not registered, issued or sold in accordance with applicable state and/or federal law or such law precludes the use of such shares as the underlying investment medium of the Contracts issued or to be issued by the Company; or

         (g) at the option of the Company, if any Series ceases to qualify as a Regulated Investment Company under Subchapter M of the Code or under any successor or similar provision, or if the Company reasonably believes that any Series may fail to so qualify; or

         (h) at the option of the Company, if the Fund fails to meet the diversification requirements specified in Section 6 hereof; or

         (i) at the option of the Fund, the Adviser or the Underwriter, if
         (1) the Fund, the Adviser or the Underwriter, as the case may be, shall determine, in its sole judgment reasonably exercised in good faith, that the Company has suffered a material adverse change in its business or financial condition or is the subject of material adverse publicity and such material adverse change or material adverse publicity will have a material adverse impact on the business and operations of the Fund, the Adviser or the Underwriter, as the case may be, (2) the Fund, the Adviser or the Underwriter shall notify the Company in writing of such determination and its intent to terminate this Agreement, and (3) after considering the actions taken by the Company and any other changes in circumstances since the giving of such notice, such determination of the Fund, the Adviser or the Underwriter shall continue to apply on the sixtieth (60th) day following the giving of such notice, which sixtieth day shall be the effective date of termination; or

         (j) at the option of the Company, if (1) the Company shall determine, in its sole judgment reasonably exercised in good faith, that the Fund, the Adviser or the Underwriter has suffered a material adverse change in its business or financial condition or is the subject of material adverse publicity and such material adverse change or material adverse publicity will have a material adverse impact upon the business and operations of the Company, (2) the Company shall notify the Fund, the Adviser and the Underwriter in writing of such determination and its intent to terminate the Agreement, and (3) after considering the actions taken by the Fund, the Adviser and/or the Underwriter and any other changes in circumstances since the giving of such notice, such determination shall continue to apply on the sixtieth (60th) day following the giving of such notice, which sixtieth day shall be the effective date of termination; or

         (k) in the case of an Account not registered under the 1933 Act or 1940 Act, the Company shall give the Fund 90 days' prior written notice if the Company chooses to cease using any Series as an investment vehicle for such Account.

It is understood and agreed that the right of any party hereto to terminate this Agreement pursuant to Section 10.1(a) may be exercised for any reason or for no reason.

10.2 Notice Requirement. No termination of this Agreement shall be effective unless and until the party terminating this Agreement gives prior written notice to all other parties to this Agreement of its intent to terminate which notice shall set forth the basis for such termination. Furthermore, in the event that any termination is based upon the provisions of Article VII, or the provision of Section 10.1(a), 10.1(i) or 10.1(j) of this Agreement, such prior written notice shall be given in advance of the effective date of termination as required by such provisions; and

10.3     In the event that any termination is based upon the provisions of
         Section 10.1(c) or 10.1(d) of this Agreement, such prior written notice shall be given at least ninety (90) days before the effective date of termination.

10.4 Effect of Termination. Notwithstanding any termination of this Agreement, the Fund and the Underwriter shall, at the option of the Company, continue to make available additional shares of each Series pursuant to the terms and conditions of this Agreement, for all Contracts in effect on the effective date of termination of this Agreement (hereinafter referred to as "Existing Contracts"). Specifically, without limitation, the owners of the Existing Contracts shall be permitted to reallocate investments in the Fund, redeem investments in the Fund and/or invest in the Fund upon the making of additional purchase payments under the Existing Contracts. The parties agree that this Section 10.4 shall not apply to any terminations under Section 10.1(b) or Section 7, and in the case of terminations under Section 7 terminations, the effect of such terminations shall be governed by Section 7 of this Agreement.

11.      Notices.
         -------

Any notice shall be sufficiently given when sent by registered or certified mail to the other party at the address of such party set forth below or at such other address as such party may from time to time specify in writing to the other party.

If to the Fund or to the Adviser:

                  501 Boylston Street
                  Boston, Massachusetts 02116
                  Attention: Thomas M. Lenz, Secretary

If to the Company:

                  General American Life Insurance Company
                  700 Market Street
                  St. Louis, Missouri 63101
                  Attention: Christopher A. Martin, Counsel


If to the Underwriter:

                  501 Boylston Street
                  Boston, Massachusetts 02116
                  Attention: Mary M. Diggins, Secretary


12.      Miscellaneous.
         -------------

12.1 A copy of the Agreement and Declaration of Trust establishing New England Zenith Fund is on file with the Secretary of the Commonwealth of Massachusetts, and notice is hereby given that this Agreement is executed on behalf of the Fund by officers of the Fund as officers and not individually and that the obligations of or arising out of this

         Agreement are not binding upon any of the trustees, officers or shareholders of the Fund individually but are binding only upon the assets and property belonging to the Series.

12.2 Subject to the requirements of legal process and regulatory authority, each party hereto shall treat as confidential the names and addresses of the owners of the Contracts and all information reasonably identified as confidential in writing by any other party hereto and, except as permitted by this Agreement, shall not disclose, disseminate or utilize such names and addresses and other confidential information until such time as it may come into the public domain without the express written consent of the affected party.

12.3 The captions in this Agreement are included for convenience of reference only and in no way define or delineate any of the provisions hereof or otherwise affect their construction or effect.

12.4 This Agreement may be executed simultaneously in two or more counterparts, each of which taken together shall constitute one and the same instrument.

12.5 If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of the Agreement shall not be affected thereby.

12.6 Each party hereto shall cooperate with each other party and all appropriate governmental authorities (including without limitation the SEC, the NASD and state insurance regulators) and shall permit such authorities reasonable access to its books and records in connection with any investigation or inquiry relating to this Agreement or the transactions contemplated hereby.

12.7 The rights, remedies and obligations contained in this Agreement are cumulative and are in addition to any and all rights, remedies and obligations, at law or in equity, which the parties hereto are entitled to under state and federal laws.

         IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed in its name and on its behalf by its duly authorized representative and its seal to be hereunder affixed hereto as of the date specified below.



GENERAL AMERICAN LIFE INSURANCE COMPANY

By:   /s/ Bernard H Wolzenski
    ----------------------------------
      Name: Bernard H Wolzenski
      Title: Executive Vice President

Date: May 1, 2000


NEW ENGLAND ZENITH FUND

By:   /s/ Anne M. Goggin
    ----------------------------------
      Name: Anne M. Goggin
      Title: Chairman and President

Date: May 1, 2000


NEW ENGLAND INVESTMENT MANAGEMENT, INC.

By:   /s/ Anne M. Goggin
    ----------------------------------
      Name: Anne M. Goggin
      Title: Chairman and President

Date: May 1, 2000


NEW ENGLAND SECURITIES CORPORATION

By:   /s/ Mary M. Diggins
    ----------------------------------
      Name: Mary M. Diggins
      Title: Secretary

Date: May 1, 2000

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


                           PARTICIPATION AGREEMENT
                                    Among
                          NEW ENGLAND ZENITH FUND,
                  NEW ENGLAND INVESTMENT MANAGEMENT, INC.,
                     NEW ENGLAND SECURITIES CORPORATION
                                     and
                   GENERAL AMERICAN LIFE INSURANCE COMPANY


                                 SCHEDULE A


With respect to each Account, all shares of each Series attributable to such policies and contracts for which no owner instructions have been received by the Company and all shares of the Series attributable to charges assessed by the Company against such policies and contracts will be voted for, voted against, or withheld from voting on any proposal in the same proportions as are the shares for which owner instructions have been received by the Company with respect to policies or contracts issued by such Account. To the extent the Company has so agreed with respect to an Account not registered with the SEC under the 1940 Act, all shares of each Series held by the Account will be voted for, voted against or withheld from voting on any proposal in the same proportions as are the shares of such Series for which contract owners' voting instructions have been received. If the Company has not so agreed, the shares of each Series attributable to such unregistered Account will be voted for, voted against, or withheld from voting on any proposal in the same proportions as are all other shares for which the Company has received voting instructions.

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



                                 INDEX TO EXHIBITS




Exhibit
Number                                    Description
-------                                   -----------

1.       Consent of KPMG LLP, Independent Certified Public Accountants

2.       Consent of Deloitte & Touche, Independent Certified Public Accountants